      AIM AGGRESSIVE GROWTH FUND
      -------------------------------------------------------------------------

      AIM Aggressive Growth Fund seeks to provide long-term growth of capital.

                                                    AIM--Registered Trademark--
      PROSPECTUS
      JUNE 21, 2000

                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:

                                        - is not FDIC insured;

                                        - may lose value; and

                                        - is not guaranteed by a bank.


[AIM LOGO APPEARS HERE]                                 INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

Future Fund Closure                          4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------


INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing primarily in common stocks of companies whose earnings the fund's portfolio managers expect to grow more than 15% per year. The fund will invest in securities of small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                    [GRAPH]

                                                  ANNUAL
YEAR ENDED                                        TOTAL
DECEMBER 31                                       RETURNS
-----------                                       -------
1990 ...........................................  -6.50%
1991 ...........................................  63.90%
1992 ...........................................  21.34%
1993 ...........................................  32.03%
1994 ...........................................  17.18%
1995 ...........................................  41.51%
1996 ...........................................  14.34%
1997 ...........................................  12.24%
1998 ...........................................   4.99%
1999 ...........................................  44.98%

  The Class A shares' year-to-date total return as of March 31, 2000 was 27.54%.

  During the periods shown in the bar chart, the highest quarterly return was 31.35% (quarter ended December 31, 1999) and the lowest quarterly return was -25.81% (quarter ended September 30, 1990).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------
(for the periods ended                        5           10         SINCE      INCEPTION
December 31, 1999)             1 YEAR       YEARS        YEARS      INCEPTION      DATE
--------------------------------------------------------------------------------------------
Class A                        37.01%      21.17%       22.35%        17.01%     05/01/84
Class B                           --          --           --            --      03/01/99
Class C                           --          --           --            --      03/01/99
Russell 2500(TM) Index(1)      24.15       19.43        15.05         14.87(2)   04/30/84(2)
Russell 2000--Registered
 Trademark-- Index(3)          21.26       16.69        13.40         12.63(2)   04/30/84(2)
--------------------------------------------------------------------------------------------

(1) The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. The fund has elected to use the Russell 2500(TM) Index as its primary index rather than the Russell 2000--Registered Trademark-- Index since the Russell 2500(TM) Index more closely reflects the performance of the securities in which the fund invests.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.
(3) The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark--Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
-------------------------------------------------------
(fees paid directly
from your investment)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                5.50%     None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)   5.00%    1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------
(expenses that are
deducted from
fund assets)             CLASS A    CLASS B    CLASS C
-------------------------------------------------------
Management Fees           0.63%      0.63%      0.63%

Distribution and/or
Service (12b-1) Fees      0.25       1.00       1.00

Other Expenses            0.21       0.45       0.45

Total Annual Fund
Operating Expenses        1.09       2.08       2.08
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
Class A       $655      $878      $1,118      $1,806
Class B        711       952       1,319       2,157
Class C        311       652       1,119       2,410
-------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
Class A       $655      $878      $1,118     $1,806
Class B        211       652       1,119      2,157
Class C        211       652       1,119      2,410
-------------------------------------------------------

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.63% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc. a wholly owned subsidiary of the advisor, are

- Ryan E. Crane, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1989.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Aggressive Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE FUND CLOSURE

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares.

  During closed periods, the fund may impose different standards for additional investments. Also, during those periods the fund will continue to pay Rule 12b-1 fees.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                             CLASS A
                                           ---------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                  1999          1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    40.15     $    49.97   $    44.93   $    40.13   $    28.37
Income from investment operations:
  Net investment income (loss)                      (0.37)         (0.33)       (0.26)       (0.32)       (0.04)
  Net gains (losses) on securities (both
    realized and unrealized)                        16.22          (7.71)        7.60         6.09        11.80
  Total from investment operations                  15.85          (8.04)        7.34         5.77        11.76
Less distributions:
  Distributions from net realized gains             (0.39)         (1.78)       (2.30)       (0.97)          --
Net asset value, end of period                 $    55.61     $    40.15   $    49.97   $    44.93   $    40.13
Total return(a)                                     39.73%        (16.36)%      17.35%       14.77%       41.45%
----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)       $2,808,451     $2,638,038   $3,864,257   $2,750,564   $2,245,554
Ratio of expenses to average net assets(b)           1.09%(c)       1.06%        1.06%        1.11%        1.08%
Ratio of net investment income (loss) to
   average net assets(d)                            (0.69)%(c)     (0.64)%      (0.65)%      (0.76)%      (0.19)%
Portfolio turnover rate                                75%            69%          73%          79%          52%
----------------------------------------------------------------------------------------------------------------

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.15% for 1995.
(c) Ratios are based on average net assets of $2,681,793,909.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (0.26)% for 1995.

                                                                  CLASS B            CLASS C
                                                              ----------------   ----------------
                                                                  MARCH 1,           MARCH 1,
                                                                  THROUGH            THROUGH
                                                              OCTOBER 31, 1999   OCTOBER 31, 1999
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 43.41             $43.41
Income from investment operations:
    Net investment income (loss)                                    (0.28)             (0.28)
    Net gains (losses) on securities (both realized and
      unrealized)                                                   12.12              12.12
        Total from investment operations                            11.84              11.84
Net asset value, end of period                                    $ 55.25             $55.25
Total return(a)                                                     27.27%             27.27%
-------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                          $24,914             $6,807
Ratio of expenses to average net assets                              2.08%(b)           2.08%(b)
Ratio of net investment income (loss) to average net assets         (1.68)%(b)         (1.68)%(b)
Portfolio turnover rate                                                75%                75%
-------------------------------------------------------------------------------------------------

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $11,337,167 and $3,277,217 for Class B and Class C, respectively.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Aggressive Growth Fund
SEC 1940 Act file number: 811-1424
----------------------------------


[AIM LOGO APPEARS HERE]   www.aimfunds.com   AGRO-PRO-1  INVEST WITH  DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM BLUE CHIP FUND
      -------------------------------------------------------------------------

      AIM Blue Chip Fund seeks to provide long-term growth of capital and, secondarily, current income.
                                                    AIM--Registered Trademark--
      PROSPECTUS
      JUNE 21, 2000
                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.


                                     An investment in the fund:

                                        - is not FDIC insured;

                                        - may lose value; and

                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
     --Registered Trademark--                          --Registered Trademark--

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

TABLE OF CONTENTS
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet these objectives by investing at least 65% of its total assets in the common stocks of blue chip companies. Blue chip companies are those companies that the portfolio managers believe have the potential for above-average growth in earnings and that are well-established in their respective industries. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. When the portfolio managers believe securities other than common stocks offer the opportunity for long-term growth of capital and current income, the fund may invest in United States government securities, convertible securities and high-quality debt securities. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                  ANNUAL
YEAR ENDED                                        TOTAL
DECEMBER 31                                       RETURNS
-----------                                       -------
1990 ...........................................   3.01%
1991 ...........................................  30.32%
1992 ...........................................   2.64%
1993 ...........................................   4.61%
1994 ...........................................   4.66%
1995 ...........................................  32.00%
1996 ...........................................  23.75%
1997 ...........................................  31.91%
1998 ...........................................  30.42%
1999 ...........................................  25.65%

  The Class A shares' year-to-date total return as of March 31, 2000 was 6.90%.

  During the periods shown in the bar chart, the highest quarterly return was 24.45% (quarter ended December 31, 1998) and the lowest quarterly return was -10.99% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------
(for the periods ended                                                            SINCE           INCEPTION
December 31, 1999)              1 YEAR         5 YEARS         10 YEARS         INCEPTION           DATE
-----------------------------------------------------------------------------------------------------------
Class A                          18.75%         27.25%          17.54%            15.66%          02/04/87
Class B                          19.80             --              --             27.42           10/01/96
Class C                          23.77             --              --             23.06           08/04/97
Russell 1000--Registered
  Trademark-- Index(1)           20.91          28.04           18.13             16.73           01/31/87(2)
-----------------------------------------------------------------------------------------------------------

(1) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark--Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------
FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
 your investment)           CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)               5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)  None(1)   5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------
(expenses that are deducted
 from fund assets)      CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.64%     0.64%     0.64%

Distribution and/or
Service (12b-1) Fees      0.35      1.00      1.00

Other Expenses            0.20      0.27      0.26

Total Annual Fund
Operating Expenses        1.19      1.91      1.90
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $665     $907     $1,168     $1,914

Class B    694      900      1,232      2,045

Class C    293      597      1,026      2,222
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $665     $907     $1,168     $1,914

Class B    194      600      1,032      2,045

Class C    193      597      1,026      2,222
----------------------------------------------

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.64% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1995.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1986.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Blue Chip Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the three fiscal years ended 1999, the one month period ended October 31, 1996 and the fiscal year ended September 30, 1996 has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for prior years was audited by other public accountants.

                                                                                 CLASS A
                                                  -------------------------------------------------------------------------
                                                                                     OCTOBER 1
                                                                                      THROUGH         YEAR ENDED
                                                     YEAR ENDED OCTOBER 31,         OCTOBER 31,     SEPTEMBER 30,
                                                  1999         1998        1997        1996       1996(A)     1995
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    36.14   $    30.96   $  26.08    $  25.56     $  23.83   $ 19.22
Income from investment operations:
  Net investment income                              0.02         0.13(b)     0.17(b)        --       0.33      0.14
  Net gains on securities (both realized and
    unrealized)                                     10.44         5.75       6.93        0.52         4.61      5.05
  Total from investment operations                  10.46         5.88       7.10        0.52         4.94      5.19
Less distributions:
  Dividends from net investment income              (0.02)       (0.07)     (0.05)         --        (0.21)    (0.12)
  Distributions from net realized gains             (0.10)       (0.63)     (2.17)         --        (3.00)    (0.46)
  Total distributions                               (0.12)       (0.70)     (2.22)         --        (3.21)    (0.58)
Net asset value, end of period                 $    46.48   $    36.14   $  30.96    $  26.08     $  25.56   $ 23.83
Total return(c)                                     29.01%       19.36%     29.68%       2.04%       22.39%    27.84%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)       $2,299,551   $1,085,648   $ 498,178   $120,448     $106,415   $71,324
Ratio of expenses to average net assets(d)          1.19%(e)      1.22%       1.31%      1.30%(f)     1.26%      1.3%
Ratio of net investment income to average net
  assets(g)                                         0.03%(e)      0.33%       0.50%      0.12%(f)     0.53%      0.7%
Portfolio turnover rate                               22%           27%         43%        10%          58%       17%
---------------------------------------------------------------------------------------------------------------------------

(a) The fund changed investment advisors on June 3, 1996.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.32%, 1.37%, (annualized) and 1.28% for the periods 1997-1996 and September 30, 1996.
(e) Ratios are based on average net assets of $1,776,436,482.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursement were 0.49%, 0.05% (annualized) and 0.51% for the periods 1997-1996 and September 30, 1996.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                  CLASS B                                           CLASS C
                                 ---------------------------------------------   ------------------------------------------------
                                                                   OCTOBER 1,                                  AUGUST 4,
                                                                     THROUGH                YEAR ENDED          THROUGH
                                    YEAR ENDED OCTOBER 31,         OCTOBER 31,             OCTOBER 31,        OCTOBER 31,
                                 1999          1998       1997        1996               1999        1998        1997
------------------------------------------------------------------------------   ------------------------------------------------
Net asset value, beginning of
  period                      $    35.73     $  30.76   $  26.07     $25.56            $  35.72     $ 30.75     $31.72
Income from investment
  operations:
  Net investment income
    (loss)                         (0.29)(a)    (0.12)     (0.03)(a)  (0.01)              (0.29)(a)   (0.12)(a)  (0.01)(a)
  Net gains (losses) on
    securities (both realized
    and unrealized)                10.31         5.72       6.92       0.52               10.31        5.72      (0.96)
  Total from investment
    operations                     10.02         5.60       6.89       0.51               10.02        5.60      (0.97)
Less distributions:
  Dividends from net
    investment income                 --           --      (0.03)        --                  --          --         --
  Distributions from net
    realized gains                 (0.10)       (0.63)     (2.17)        --               (0.10)      (0.63)        --
  Total distributions              (0.10)       (0.63)     (2.20)        --               (0.10)      (0.63)        --
Net asset value, end of
  period                      $    45.65     $  35.73   $  30.76     $26.07            $  45.64     $ 35.72     $30.75
Total return(b)                    28.08%       18.52%     28.81%      2.00%              28.09%      18.52%     (3.06)%
------------------------------------------------------------------------------  -----------------------------------------
Ratios/supplement data:
------------------------------------------------------------------------------  -----------------------------------------
Net assets, end of period
  (000s omitted)              $1,891,171     $745,862   $264,337     $8,101            $349,951     $87,554     $3,947
Ratio of expenses to average
  net assets(c)                     1.91%(d)     1.94%      2.10%      2.01%(e)            1.90%(d)    1.94%      2.10%(e)
Ratio of net investment
  income (loss) to average
  net assets(f)                    (0.68)%(d)   (0.38)%    (0.28)%    (0.58)%(e)          (0.68)%(d)  (0.38)%    (0.28)%(e)
Portfolio turnover rate               22%          27%        43%        10%                 22%         27%        43%
------------------------------------------------------------------------------  -----------------------------------------

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.12% and 2.08% (annualized) for 1997-1996 for Class B and 2.12% (annualized) for 1997 for Class C.
(d) Ratios are based on average net assets of $1,383,727,625 and $224,568,052 for Class B and Class C, respectively.
(e) Annualized
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.31)% and (0.65)% (annualized) for 1997-1996 for Class B and (0.31)% (annualized) for 1997 for Class C.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

--------------------------------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

--------------------------------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Blue Chip Fund
SEC 1940 Act file number: 811-1424
----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com  BCH-PRO-1     INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM CAPITAL DEVELOPMENT FUND

-------------------------------------------------------------------------------

      AIM Capital Development Fund seeks to provide long-term growth of capital.

                                                    AIM--Registered Trademark--
      PROSPECTUS
      JUNE 21, 2000

                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.
  [AIM LOGO APPEARS HERE]                                 INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE  FUND    1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. Among factors which the portfolio managers may consider when purchasing these securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered medium-sized company securities. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Total return information in the bar chart and table below has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]



                                         TOTAL
YEAR ENDED                              ANNUAL
DECEMBER 31                             RETURNS
-----------                             -------
1997 ................................   23.69%
1998 ................................    4.53%
1999 ................................   27.78%

  The Class A shares' year-to-date total return as of March 31, 2000 was 22.37%.

  During the periods shown in the bar chart, the highest quarterly return was 30.92% (quarter ended December 31, 1999) and the lowest quarterly return was -20.93% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - -  -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                  SINCE     INCEPTION
December 31, 1999)                                            1 YEAR   INCEPTION     DATE
--------------------------------------------------------------------------------------------
Class A                                                       20.78%     18.30%    06/17/96
Class B                                                       21.81      16.30     10/01/96
Class C                                                       25.74      14.61     08/04/97
Russell Midcap--Registered Trademark-- Index(1)               18.23      18.92(2)  06/30/96(2)
Russell 2000--Registered Trademark-- Index(3)                 21.26      12.84(2)  06/30/96(2)
--------------------------------------------------------------------------------------------

(1) The Russell Midcap--Registered Trademark-- Index measures the performance of the lowest 800 companies in the Russell 1000--Registered Trademark-- Index. These companies are considered representative of medium-sized companies. The fund has elected to use the Russell Midcap--Registered Trademark-- Index as its primary index rather than the Russell 2000--Registered Trademark-- Index since the Russell Midcap--Registered Trademark-- Index more closely reflects the performance of the securities in which the fund invests.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(3) The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)             CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)               5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)  None(1)   5.00%     1.00%
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - -- - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)            CLASS A   CLASS B   CLASS C
--------------------------------------------------------
Management Fees              0.66%     0.66%     0.66%

Distribution and/or
Service (12b-1) Fees         0.35      1.00      1.00

Other Expenses               0.37      0.46      0.46

Total Annual Fund
Operating Expenses           1.38      2.12      2.12
--------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $683     $963     $1,264     $2,116
Class B    715      964      1,339      2,263
Class C    315      664      1,139      2,452
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $683     $963     $1,264     $2,116
Class B    215      664      1,139      2,263
Class C    215      664      1,139      2,452
----------------------------------------------

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.66% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Edgar M. Larsen, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1996. From 1981 to 1996, he was, among other offices, Senior Vice President of John Hancock Advisers, Inc. and its predecessors.

- Paul J. Rasplicka, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994. From 1994 to 1998, he was Portfolio Manager of Institutional Trust Company, an affiliate of the advisor.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Capital Development Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.
  Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which have had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                           CLASS A
                                                 -------------------------------------------------------
                                                                                           JUNE 17,
                                                         YEAR ENDED OCTOBER 31,            THROUGH
                                                    1999         1998          1997     OCTOBER 31, 1996
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  12.89      $  14.57      $  11.09       $  10.00
Income from investment operations:
  Net investment income (loss)                     (0.10)(a)     (0.06)(a)     (0.10)(a)      (0.01)(a)
  Net gains (losses) on securities (both
    realized and unrealized)                        2.45         (1.62)         3.58           1.10
  Total from investment operations                  2.35         (1.68)         3.48           1.09
Net asset value, end of period                  $  15.24      $  12.89      $  14.57       $  11.09
Total return(b)                                    18.23%       (11.53)%       31.38%         10.90%
---------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)        $579,514      $717,263      $577,685       $251,253
Ratio of expenses to average net assets(c)          1.38%(d)      1.28%         1.33%          1.35%(e)
Ratio of net investment income (loss) to
 average net assets(f)                             (0.70)%(d)    (0.40)%       (0.83)%        (0.29)%(e)
Portfolio turnover rate                              117%           78%           41%            13%
---------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.38% and 1.60% (annualized) for 1997-1996 for Class A.
(d) Ratios are based on average net assets of $672,993,650.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.88)% and (0.54)% (annualized) for 1997-1996 for Class A.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

                                               CLASS B                                       CLASS C
                          -------------------------------------------------   --------------------------------------
                                                              OCTOBER 1,          YEAR ENDED           AUGUST 4,
                              YEAR ENDED OCTOBER 31,           THROUGH            OCTOBER 31,           THROUGH
                            1999       1998       1997     OCTOBER 31, 1996     1999      1998      OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period     $  12.70   $  14.46   $  11.08      $ 11.26       $  12.69    $  14.45       $ 13.48
Income from investment
  operations:
  Net investment income
    (loss)                   (0.20)(a)  (0.16)(a)  (0.20)(a)    (0.01)(a)      (0.20)(a)   (0.16)        (0.06)(a)
  Net gains (losses) on
    securities (both
    realized and
    unrealized)               2.40      (1.60)      3.58        (0.17)          2.40       (1.60)         1.03
  Total from investment
    operations                2.20      (1.76)      3.38        (0.18)          2.20       (1.76)         0.97
Net asset value, end of
  period                  $  14.90   $  12.70   $  14.46      $ 11.08       $  14.89    $  12.69       $ 14.45
Total return(b)              17.32%    (12.17)%    30.51%       (1.60)%        17.34%     (12.18)%        7.20%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental
  data:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of
  period (000s omitted)   $451,508   $493,993   $297,623      $22,435       $ 53,832    $ 48,293       $12,195
Ratio of expenses to
  average net assets(c)       2.12%(d)   2.02%     2.09%         1.89%(e)       2.12%(d)    2.02%         2.14%(e)
Ratio of net investment
  income (loss) to
  average net assets(f)      (1.44)%(d) (1.14)%   (1.59)%       (0.83)%(e)     (1.44)%(d)  (1.14)%       (1.64)%(e)
Portfolio turnover rate        117%        78%       41%           13%           117%         78%           41%
---------------------------------------------------------------------------   --------------------------------------

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.14% and 2.28% (annualized) for 1997-1996 for Class B and 2.19% (annualized) for 1997 for Class C.
(d) Ratios are based on average net assets of $498,177,719 and $55,229,231 for Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.64)% and (1.22)% (annualized) for 1997-1996 for Class B and (1.69)% (annualized) for 1997 for Class C.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

--------------------------------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports only)

--------------------------------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

 -----------------------------------
 AIM Capital Development Fund
 SEC 1940 Act file number: 811-1424
 -----------------------------------
[AIM LOGO APPEARS HERE]   www.aimfunds.com   CDV-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM CHARTER FUND
      --------------------------------------------------------------------------
      AIM Charter Fund seeks to provide growth of capital with a secondary objective of current income.

      PROSPECTUS                                     AIM--Registered Trademark--
      JUNE 21, 2000
                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
      --Registered Trademark--                         --Registered Trademark--

                                ----------------
                                AIM CHARTER FUND
                                ----------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objectives by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. The fund may also invest up to 20% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                     [GRAPH]

                                              ANNUAL
YEAR ENDED                                    TOTAL
DECEMBER 31                                   RETURNS
-----------                                   -------
1990 .......................................   8.23%
1991 .......................................  37.77%
1992 .......................................   1.13%
1993 .......................................   9.39%
1994 .......................................  -4.26%
1995 .......................................  35.68%
1996 .......................................  19.58%
1997 .......................................  24.73%
1998 .......................................  26.83%
1999 .......................................  33.87%

  The Class A shares' year-to-date total return as of March 31, 2000 was 8.28%.

  During the periods shown in the bar chart, the highest quarterly return was 26.08% (quarter ended December 31, 1998) and the lowest quarterly return was -11.89% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

                                         AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended
                                                                                      SINCE           INCEPTION
December 31, 1999)                  1 YEAR         5 YEARS         10 YEARS         INCEPTION           DATE
----------------------------------------------------------------------------------------------------------------
Class A                             26.49%          26.57%          17.76%            14.91%          11/26/68
Class B                             27.82              --              --             24.72           06/26/95
Class C                             31.80              --              --             23.09           08/04/97
S&P 500(1)                          21.03           28.54           18.19             12.75(2)        11/30/68(2)
----------------------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
-------------------------------------------------------
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)          5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                 None(1)   5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.63%     0.63%     0.63%

Distribution and/or
Service (12b-1) Fees      0.30      1.00      1.00

Other Expenses            0.14      0.19      0.19

Total Annual Fund
Operating Expenses(2)     1.07      1.82      1.82
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) The investment advisor has agreed, effective July 1, 2000, to waive a portion of the management fee on assets in excess of $5 billion. Total Annual Fund Operating Expenses net of this agreement are 1.06%, 1.81% and 1.81% for Class A, Class B and Class C, respectively. Termination of this agreement requires approval by the Board of Trustees.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $653     $872     $1,108     $1,784
Class B    685      873      1,185      1,940
Class C    285      573        985      2,137
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $653     $872     $1,108     $1,784
Class B    185      573        985      1,940
Class C    185      573        985      2,137
----------------------------------------------


                                ----------------
                                AIM CHARTER FUND
                                ----------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor.
A I M Capital Management, Inc. (the subadvisor), a wholly owned subsidiary of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. Both the advisor and the subadvisor are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1986. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.61% of average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of the subadvisor, are

- Monika H. Degan, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995.

- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 1991 and has been associated with the advisor and/or its affiliates since 1987.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Charter Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                              CLASS A
                                                 -----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                     1999           1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    13.32     $    13.41   $    11.19   $    10.63   $     8.90
Income from investment operations:
  Net investment income                                 0.02           0.12         0.10         0.19         0.15
  Net gains (losses) on securities (both
    realized and unrealized)                            4.39           1.23         2.91         1.43         2.11
  Total from investment operations                      4.41           1.35         3.01         1.62         2.26
Less distributions:
  Dividends from net investment income                 (0.03)         (0.10)       (0.12)       (0.16)       (0.20)
  Distributions from net realized gains                (0.54)         (1.34)       (0.67)       (0.90)       (0.33)
  Total distributions                                  (0.57)         (1.44)       (0.79)       (1.06)       (0.53)
Net asset value, end of period                    $    17.16     $    13.32   $    13.41   $    11.19   $    10.63
Total return(a)                                        34.05%         11.20%       28.57%       16.70%       27.03%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $4,948,666     $3,706,938   $3,466,912   $2,647,208   $1,974,417
Ratio of expenses (exclusive of interest) to
  average net assets(b)                                 1.05%(c)       1.08%        1.09%        1.12%        1.17%
Ratio of net investment income to average net
  assets(d)                                             0.11%(c)       0.95%        0.79%        1.81%        1.55%
Portfolio turnover rate                                  107%           154%         170%         164%         161%
------------------------------------------------------------------------------------------------------------------

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.07%, 1.10% and 1.10% for 1999-1997.
(c) Ratios are based on average net assets of $4,518,746,255.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursement were 0.09%, 0.93% and 0.78% for 1999-1997.

                                ----------------
                                AIM CHARTER FUND
                                ----------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                            CLASS B                                            CLASS C
                                --------------------------------------------------------------  ----------------------------------
                                                                                    JUNE 26,                            AUGUST 4,
                                                                                     THROUGH         YEAR ENDED         THROUGH
                                             YEAR ENDED OCTOBER 31,                OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                   1999           1998         1997        1996       1996        1999        1998         1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                    $    13.24     $    13.37   $    11.18   $  10.62    $  9.81    $  13.27     $ 13.39      $13.86
Income from investment
 operations:
 Net investment income               (0.10)          0.02         0.01       0.10       0.03       (0.09)       0.02(a)       --
 Net gains (losses) on
   securities (both realized
   and unrealized)                    4.37           1.22         2.89       1.45       0.80        4.37        1.23       (0.45)
 Total from investment
   operations                         4.27           1.24         2.90       1.55       0.83        4.28        1.25       (0.45)
Less distributions:
 Dividends from net investment
   income                               --          (0.03)       (0.04)     (0.09)     (0.02)         --       (0.03)         --
 Distributions from net
   realized gains                    (0.54)         (1.34)       (0.67)     (0.90)        --       (0.54)      (1.34)      (0.02)
 Total distributions                 (0.54)         (1.37)       (0.71)     (0.99)     (0.02)      (0.54)      (1.37)      (0.02)
Net asset value, end of period  $    16.97     $    13.24   $    13.37   $  11.18    $ 10.62    $  17.01     $ 13.27      $13.39
Total return(b)                      33.06%         10.33%       27.54%     15.90%      8.48%      33.06%      10.39%      (3.24)%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (000s omitted)                 $2,206,752     $1,408,687   $1,056,094   $515,672    $67,592    $138,467     $37,846      $5,669
Ratio of expenses
 (exclusive of interest)
to average net assets(c)              1.80%(d)       1.84%        1.85%      1.94%      1.98%(f)    1.80%(d)    1.84%       1.82%(f)
Ratio of net investment
 income to average
 net assets(e)                       (0.64)%(d)      0.19%        0.03%      0.99%      0.74%(f)   (0.64)%(d)   0.19%       0.06%(f)
Portfolio turnover rate                107%           154%         170%       164%       161%        107%        154%        170%
----------------------------------------------------------------------------------------------------------------------------------

 (a) Calculated using average shares outstanding.
 (b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
 (c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.82%, 1.86% and 1.86% for 1999-1997 for Class B and 1.82%, 1.86% and 1.83%
     (annualized) for 1999-1997 for Class C.
 (d) Ratios are based on average net assets of $1,863,108,558 and $80,932,531 for Class B and Class C, respectively.
 (e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursement were (0.66)%, 0.17% and 0.02% for 1999-1997 for Class B and (0.66)%, 0.17% and 0.04% (annualized) for 1999-1997 for Class C.
 (f) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                                ----------------
                                AIM CHARTER FUND
                                ----------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Charter Fund
 SEC 1940 Act file number: 811-1424
-----------------------------------


[AIM LOGO APPEARS HERE]   www.aimfunds.com   CHT-PRO-1    INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM CONSTELLATION FUND
      --------------------------------------------------------------------------

      AIM Constellation Fund seeks to provide growth of capital.

                                                     AIM--Registered Trademark--
      PROSPECTUS
      JUNE 21, 2000

                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:

                                        - is not FDIC insured;

                                        - may lose value; and

                                        - is not guaranteed by a bank.


      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                       1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.
No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------


INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when it no longer meets these criteria. The fund will invest without regard to market capitalization. The fund may also invest up to 20% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                  ANNUAL
YEAR ENDED                                         TOTAL
DECEMBER 31                                       RETURNS
-----------                                       -------
1990 ...........................................  -4.09%
1991 ...........................................  70.41%
1992 ...........................................  15.03%
1993 ...........................................  17.29%
1994 ...........................................   1.30%
1995 ...........................................  35.45%
1996 ...........................................  16.27%
1997 ...........................................  12.92%
1998 ...........................................  18.89%
1999 ...........................................  44.38%

  The Class A shares' year-to-date total return as of March 31, 2000 was 14.32%.

  During the periods shown in the bar chart, the highest quarterly return was 36.59% (quarter ended December 31, 1999) and the lowest quarterly return was -26.24% (quarter ended September 30, 1990).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------
(for the periods ended                                                       SINCE      INCEPTION
December 31, 1999)                            1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
-------------------------------------------------------------------------------------------------
Class A                                       36.43%    23.60%    20.48%      19.38%    04/30/76
Class B                                       38.14        --        --       23.16     11/03/97
Class C                                       42.15        --        --       21.01     08/04/97
S&P 500(1)                                    21.03     28.54     18.19       16.09(2)  04/30/76(2)
Russell Midcap--Registered Trademark--
  Index(3)                                    18.23     21.86     15.92       17.32(4)  12/31/78(4)
-------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used on a general measure of U.S. stock market performance. The fund has elected to use the S&P 500 as its primary index rather than the Russell Midcap--Registered Trademark-- Index since the S&P 500 more closely reflects the performance of the securities in which the fund invests.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(3) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 companies in the Russell 1000--Registered Trademark-- Index with the lowest market capitalization. These companies are considered representative of medium-sized companies.

(4) The average annual total return given is since the date the index became available.

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
-------------------------------------------------------
(fees paid directly
from your investment)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)             5.50%      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                   None(1)     5.00%    1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------
(expenses that are deducted
from fund assets)           CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees             0.63%     0.63%     0.63%

Distribution and/or
Service (12b-1) Fees        0.30      1.00      1.00

Other Expenses              0.19      0.37      0.37

Total Annual Fund
Operating Expenses(2)       1.12      2.00      2.00

-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) The investment advisor has agreed, effective July 1, 2000, to waive a portion of the management fee on assets in excess of $5 billion. Total Annual Fund Operating Expenses net of this agreement are 1.10%, 1.98% and 1.98% for Class A, Class B and Class C, respectively. Termination of this agreement requires approval by the Board of Trustees.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $658     $886     $1,133     $1,838
Class B    703      927      1,278      2,100
Class C    303      627      1,078      2,327
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $658     $886     $1,133     $1,838
Class B    203      627      1,078      2,100
Class C    203      627      1,078      2,327
----------------------------------------------


                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor.
A I M Capital Management, Inc. (the subadvisor), a wholly owned subsidiary of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. Both the advisor and the subadvisor are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1986. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.61% of average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of the subadvisor, are

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1990 and has been associated with the advisor and/or its affiliates since 1982.

- Steven A. Brase, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Associate Portfolio Manager and Partner for Bricoleur Capital Management, Inc.

- Brant H. DeMuth, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1992 to 1996, he was Portfolio Manager for Colorado Public Employee's Retirement Association.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989.

- Christopher P. Perras, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1990.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Constellation Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                CLASS A
                                                  --------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                     1999            1998          1997          1996          1995
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     26.37     $     29.23   $     25.48   $     23.69   $    18.31
Income from investment operations:
  Net investment income (loss)                          (0.17)          (0.14)        (0.11)        (0.06)       (0.05)
  Net gains (losses) on securities (both
    realized and unrealized)                             9.18           (0.62)         4.75          2.60         5.95
  Total from investment operations                       9.01           (0.76)         4.64          2.54         5.90
Distributions from net realized gains                   (0.73)          (2.10)        (0.89)        (0.75)       (0.52)
Net asset value, end of period                    $     34.65     $     26.37   $     29.23   $     25.48   $    23.69
Total return(a)                                         34.81%          (2.30)%       18.86%        11.26%       33.43%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $14,292,905     $12,391,844   $14,319,441   $11,255,506   $7,000,350
Ratio of expenses to average net assets(b)               1.10%(c)        1.10%         1.11%         1.14%        1.16%
Ratio of net investment income (loss) to average
  net assets(d)                                         (0.50)%(c)      (0.47)%       (0.40)%       (0.27)%      (0.32)%
Portfolio turnover                                         62%             76%           67%           58%          45%
----------------------------------------------------------------------------------------------------------------------

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.12%, 1.12%, 1.13%, 1.16% and 1.18% for 1999-1995.
(c) Ratios are based on average net assets of $13,661,148,228.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.52)%, (0.50)%, (0.42)%, (0.29)% and (0.34)% for
    1999-1995.

                                                        CLASS B                                     CLASS C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               AUGUST 4
                                            YEAR ENDED     NOVEMBER 3, 1997                YEAR ENDED           THROUGH
                                            OCTOBER 31,        THROUGH                    OCTOBER 31,         OCTOBER 31,
                                               1999        OCTOBER 31, 1998             1999        1998         1997
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  26.11          $  30.04               $  26.10     $ 29.18      $ 30.32
Income from investment operations:
  Net investment income (loss)                  (0.42)            (0.37)(a)              (0.42)      (0.37)(a)    (0.04)
  Net gains (losses) on securities (both
    realized and unrealized)                     9.04             (1.46)                  9.04       (0.61)       (1.10)
  Total from investment operations               8.62             (1.83)                  8.62       (0.98)       (1.14)
Distributions from net realized gains           (0.73)            (2.10)                 (0.73)      (2.10)          --
Net asset value, end of period               $  34.00          $  26.11               $  33.99     $ 26.10      $ 29.18
Total return(b)                                 33.64%            (5.86)%                33.65%      (3.12)%      (3.76)%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)     $589,718          $275,676               $161,490     $76,522      $21,508
Ratio of expenses to average net assets(c)       1.98%(d)          1.98%(e)               1.98%(d)    1.97%        1.84%(e)
Ratio of net investment income (loss) to
  average net assets(f)                         (1.38)%(d)        (1.36)%(e)             (1.38)%(d)  (1.35)%      (1.12)%(e)
Portfolio turnover rate                            62%               76%                    62%         76%          67%
-------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.00% and 2.00% (annualized) for 1999-1998 for Class B and 2.00%, 1.99% and
    1.86% (annualized) for 1999-1997 for Class C.
(d) Ratios are based on average net assets of $436,573,129 and $117,521,680 for Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.40)% and (1.38)% (annualized) for 1999-1998 for Class B and (1.40)%, (1.37)% and (1.15)% (annualized) for 1999-1997 for Class C.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Constellation Fund
 SEC 1940 Act file number: 811-1424
-----------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   CST-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM DENT
      DEMOGRAPHIC TRENDS FUND
      --------------------------------------------------------------------------

      AIM Dent Demographic Trends Fund seeks to provide long-term growth of capital.
                                                     AIM--Registered Trademark--

      PROSPECTUS
      JUNE 21, 2000

                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:

                                        - is not FDIC insured;

                                        - may lose value; and

                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered trademark--

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

FEE TABLE AND EXPENSE EXAMPLE                2
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    2

Expense Example                              2

FUND MANAGEMENT                              3
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 3

Advisor Compensation                         3

Portfolio Managers                           3

OTHER INFORMATION                            3
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                3

Dividends and Distributions                  3

FINANCIAL HIGHLIGHTS                         4
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor,
AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

  The prices of growth stocks in which the fund invests may rise and fall more than the prices of stocks generally.

  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
 your investment)             CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                5.50%      None     None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)    5.00%    1.00%
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
 from fund assets)         CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees              0.85%     0.85%     0.85%

Distribution and/or
Service (12b-1) Fees         0.35      1.00      1.00

Other Expenses               0.45      0.44      0.44

Total Annual Fund
Operating Expenses(2)        1.65      2.29      2.29
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor voluntarily waived fees. Total Annual Fund Operating Expenses including this waiver were 1.60%, 2.24% and 2.24% for Class A, Class B and Class C shares, respectively. The waiver may be terminated at any time.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent that expenses were waived or reimbursed, expenses would be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $709    $1,042    $1,398     $2,397
Class B    732     1,015     1,425      2,465
Class C    332       715     1,225      2,626
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $709    $1,042    $1,398     $2,397
Class B    232       715     1,225      2,465
Class C    232       715     1,225      2,626
----------------------------------------------

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including the fund's investment decisions, the execution of securities transactions, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund. H.S. Dent Advisors, Inc. (the subadvisor) serves as the fund's subadvisor, and is located at 6515 Gwin Road, Oakland, California 94611. The subadvisor is responsible for providing the advisor with macroeconomic, thematic, demographic, lifestyle trends and sector research, custom reports and investment and market capitalization recommendations for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives. The subadvisor has acted as an investment advisor since 1999.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.85% of the first $2 billion of average daily net assets and 0.80% over $2 billion of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Edgar M. Larsen, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1981 to 1996, he was, among other offices, Senior Vice President of John Hancock Advisers, Inc. and its predecessors.

- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1987.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Dent Demographic Trends Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

  Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings
(IPOs), which have had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                  CLASS A
                                                              ----------------
                                                                   JUNE 7
                                                                  THROUGH
                                                              OCTOBER 31, 1999
------------------------------------------------------------------------------
Net asset value, beginning of period                              $  10.00
Income from investment operations:
  Net investment income (loss)                                       (0.03)
  Net gains on securities (both realized and unrealized)              2.17
    Total from investment operations                                  2.14
Net asset value, end of period                                    $  12.14
Total return(a)                                                      21.40%
------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                          $163,872
Ratio of expenses to average net assets(b)                            1.60%(c)
Ratio of net investment income (loss) to average net
  assets(d)                                                          (1.00)%(c)
Portfolio turnover rate                                                 29%
------------------------------------------------------------------------------

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(c) Ratios are annualized and based on average net assets of $86,627,852.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (1.05)% (annualized).

                                                                  CLASS B                 CLASS C
                                                              ----------------        ----------------
                                                                   JUNE 7                  JUNE 7
                                                                  THROUGH                 THROUGH
                                                              OCTOBER 31, 1999        OCTOBER 31, 1999
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  10.00                $ 10.00
Income from investment operations:
  Net investment income (loss)                                       (0.04)                 (0.04)
  Net gains on securities (both realized and unrealized)              2.15                   2.15
    Total from investment operations                                  2.11                   2.11
Net asset value, end of period                                    $  12.11                $ 12.11
Total return(a)                                                      21.10%                 21.10%
------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                          $177,430                $51,605
Ratio of expenses to average net assets(b)                            2.24%(c)               2.24%(c)
Ratio of net investment income (loss) to average net
  assets(d)                                                          (1.64)%(c)             (1.64)%(c)
Portfolio turnover rate                                                 29%                    29%
------------------------------------------------------------------------------------------------------

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.29% (annualized) for Class B and 2.29% (annualized) for Class C.
(c) Ratios are annualized and based on average net assets of $89,140,054 and $25,873,790 for Class B and Class C, respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.69)% (annualized) for Class B and (1.69)% (annualized) for Class C.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)
---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Dent Demographic Trends Fund
SEC 1940 Act file number: 811-1424
----------------------------------
[AIM LOGO APPEARS HERE]   www.aimfunds.com   DDT-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM EMERGING GROWTH FUND
--------------------------------------------------------------------------------

      AIM Emerging Growth Fund seeks to provide long-term growth of capital.

      PROSPECTUS                                     AIM--Registered Trademark--

      JUNE 21, 2000
                                     This prospectus contains important
                                     information about the Class A, B,
                                     and C shares of the fund. Please
                                     read it before investing and keep it
                                     for future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                     - is not FDIC insured;
                                     - may lose value; and
                                     - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                            ------------------------
                            AIM EMERGING GROWTH FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

FEE TABLE AND EXPENSE EXAMPLE                 2
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     2

Expense Example                               2

FUND MANAGEMENT                               3
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   3

Advisor Compensation                          3

Portfolio Managers                            3

OTHER INFORMATION                             3
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 3

Dividends and Distributions                   3
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-6

Pricing of Shares                           A-8

Taxes                                       A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                            AIM EMERGING GROWTH FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing in securities of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants. While the fund will invest without regard to market capitalization, the fund expects to invest a significant portion of its assets in securities of small-and medium-sized companies. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  The fund is non-diversified. This means that with respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  Because a large percentage of the fund's assets may be invested in a limited number of securities, and because the fund is non-diversified, the fund will invest in fewer securities than if it were a diversified fund. Thus, a change in the value of these securities could significantly affect the value of your investment in the fund.

  The fund may participate in the initial public offering (IPO) market, and a significant portion of the fund's return may be attributable to its investment in IPOs, which may have a magnified impact due to the fund's small asset base. As the fund's assets grow, it is probable that the effect of the fund's investment in IPOs on its total returns will decline, which may reduce the fund's total returns.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                            AIM EMERGING GROWTH FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
--------------------------------------------------------
(fees paid directly from
your investment)            CLASS A   CLASS B   CLASS C
--------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                 5.50%     None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)    None(1)   5.00%    1.00%
--------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------
(expenses that are deducted
from fund assets)         CLASS A    CLASS B    CLASS C
--------------------------------------------------------
Management Fees            0.85%      0.85%      0.85%

Distribution and/or
Service (12b-1) Fees       0.35       1.00       1.00

Other Expenses(2)          0.48       0.52       0.52

Total Annual Fund
  Operating Expenses       1.68%      2.37%      2.37%
--------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Other expenses are based on estimated amounts for the current fiscal year.

   As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR      3 YEARS
------------------------------------
Class A            $711      $1,050
Class B             740       1,039
Class C             340         739
------------------------------------

You would pay the following expenses if you did not redeem your shares:

                  1 YEAR     3 YEARS
------------------------------------
Class A            $711     $1,050
Class B             240        739
Class C             240        739
------------------------------------

                           -------------------------
                            AIM EMERGING GROWTH FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.85% of the first $1 billion of average daily net assets and 0.80% of assets over $1 billion of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Ryan E. Crane, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

- Robert M. Kippes, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Emerging Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                           -------------------------
                            AIM EMERGING GROWTH FUND
                           -------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us
---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM EMERGING GROWTH FUND
SEC 1940 Act file number: 811-1424
----------------------------------
[AIM LOGO APPEARS HERE]   www.aimfunds.com    EMG-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                         AIM LARGE CAP BASIC VALUE FUND

                         Supplement dated June 21, 2000
                     to the Prospectus dated June 21, 2000



Currently, only Class A shares of AIM Large Cap Basic Value Fund (the "Fund") are available to investors.

Class B shares and Class C shares of the Fund are not currently available.

Investors may purchase Class A shares of the Fund through exchanges from other AIM Funds, as well as through automatic dividend reinvestment from another AIM Fund.

      AIM LARGE CAP
      BASIC VALUE FUND

      --------------------------------------------------------------------------

      AIM Large Cap Basic Value Fund seeks to provide long-term growth of capital with a secondary objective of current income.

                                                    AIM--Registered Trademark--
      JUNE 21, 2000

                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.


[AIM LOGO APPEARS HERE]                    INVEST WITH DISCIPLINE
--Registered Trademark--                  --Registered Trademark--

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

FEE TABLE AND EXPENSE EXAMPLE                2
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    2

Expense Example                              2

FUND MANAGEMENT                              3
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  3

Advisor Compensation                         3

Portfolio Managers                           3

OTHER INFORMATION                            3
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                3

Dividends and Distributions                  3

FINANCIAL HIGHLIGHTS                         4
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor,
AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objectives by investing in large-capitalization company securities that offer potential for capital growth, and may offer potential for current income. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations that are within the range of stocks in the Russell 1000--Registered Trademark-- Value Index at the time of purchase. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets. The fund may also invest up to 25% of its total assets in foreign securities. The fund may also invest in debt instruments that are consistent with its investment objectives of long-term growth of capital and current income. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers purchase securities of companies that they believe have the potential for above-average growth in revenues and earnings and that they believe are undervalued in relation to long-term earning power or other factors. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

  The prices of growth stocks in which the fund invests may rise and fall more than the prices of stocks generally.

  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund. Also, since a large percentage of the fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
-------------------------------------------------------
(fees paid directly from
your investment)            CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)               5.50%     None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)  None(1)   5.00%    1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------
(expenses that are deducted
from fund assets)       CLASS A   CLASS B(2) CLASS C(2)
-------------------------------------------------------
Management Fees           0.60%     0.60%     0.60%

Distribution and/or
Service (12b-1) Fees      0.35      1.00      1.00

Other Expenses            9.07      9.10      9.10

Total Annual Fund
Operating Expenses       10.02     10.70     10.70

Expense
Reimbursement(3)          8.77      8.77      8.77

Net Expenses              1.25      1.93      1.93
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Class of shares not currently offered for sale. Expenses are based on those of Class A shares.
(3) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales and extraordinary items) to 1.25%, 1.93% and 1.93%, on Class A, Class B and Class C shares, respectively.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR    3 YEARS
--------------------------------------
Class A               $1,473    $3,183
Class B                1,540     3,244
Class C                1,140     2,944
--------------------------------------

You would pay the following expenses if you did not redeem your shares:

                     1 YEAR   3 YEARS
--------------------------------------
Class A               $1,473    $3,183
Class B                1,040     2,944
Class C                1,040     2,944
--------------------------------------

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.60% of the first $1 billion of average daily net assets, 0.575% over $1 billion to and including $2 billion of average daily net assets and 0.55% of average daily net assets over $2 billion.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Portfolio Manager for American Indemnity Company.

- Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and Portfolio Manager with Van Kampen American Capital Asset Management, Inc.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Large Cap Basic Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                      CLASS A
                                                              -----------------------
                                                                     JUNE 30,
                                                                      THROUGH
                                                                    OCTOBER 31,
                                                                       1999
-------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
Income from investment operations:
  Net investment income                                                 0.03
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.63)
  Total from investment operations                                     (0.60)
Net asset value, end of period                                        $ 9.40
Total return(a)                                                        (6.00)%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                              $1,153
Ratio of expenses to average net assets(b)                              1.25%(c)
Ratio of net investment income to average net assets(d)                 0.87%(c)
Portfolio turnover rate                                                   10%
-------------------------------------------------------------------------------------

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 10.02% (annualized).
(c) Ratios are annualized and based on average net assets of $1,127,371.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was (7.90)% (annualized).

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Large Cap Basic Value Fund
SEC 1940 Act file number: 811-1424
----------------------------------


[AIM LOGO APPEARS HERE]  www.aimfunds.com   LCBV-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM LARGE CAP GROWTH FUND

      --------------------------------------------------------------------------

      AIM Large Cap Growth Fund seeks to provide long-term growth of capital.


                                                     AIM--Registered Trademark--
       PROSPECTUS
       JUNE 21, 2000

                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.



[AIM LOGO APPEARS HERE]                                   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

FEE TABLE AND EXPENSE EXAMPLE                2
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    2

Expense Example                              2

FUND MANAGEMENT                              3
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  3

Advisor Compensation                         3

Portfolio Managers                           3

OTHER INFORMATION                            3
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                3

Dividends and Distributions                  3

FINANCIAL HIGHLIGHTS                         4
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------


INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing in large-capitalization company securities. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000--Registered Trademark-- Index at the time of purchase. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund. Also, since a large percentage of the fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
-------------------------------------------------------
(fees paid directly from
your investment)            CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                5.50%     None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)   5.00%    1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------
(expenses that are deducted
from fund assets)          CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees             0.75%     0.75%     0.75%

Distribution and/or
Service (12b-1) Fees        0.35      1.00      1.00

Other Expenses              2.53      2.58      2.58

Total Annual Fund
Operating Expenses          3.63      4.33      4.33

Fee Waiver and
Reimbursement(2)            1.68      1.68      1.68

Net Expenses                1.95      2.65      2.65
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Fee waiver has been restated for current agreement. The investment advisor has contractually agreed to waive fees and/or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit total annual fund operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases for indirect credits, if any) of Class A shares to 1.95% (e.g. if the advisor waives and/or reimburses 1.68% of Class A they will waive 1.68% of Class B and Class C).

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------
Class A       $895    $1,600    $2,325     $4,225
Class B        934     1,612     2,402      4,335
Class C        534     1,312     2,202      4,478
--------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------
Class A       $895    $1,600    $2,325     $4,225
Class B        434     1,312     2,202      4,335
Class C        434     1,312     2,202      4,478
--------------------------------------------------

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.75% of the first $1 billion of average daily net assets, 0.70% over $1 billion to and including $2 billion of average daily net assets and 0.625% of average daily net assets over $2 billion.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- Geoffrey V. Keeling, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1986.

- Robert L. Shoss, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Large Cap Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                CLASS A
                                                              -----------
                                                               MARCH 1,
                                                                THROUGH
                                                              OCTOBER 31,
                                                                 1999
                                                              -----------
-------------------------------------------------------------------------
Net asset value, beginning of period                            $10.00
Income from investment operations:
    Net investment income (loss)                                 (0.04)
    Net gains on securities (both realized and unrealized)        1.33
        Total from investment operations                          1.29
Net asset value, end of period                                  $11.29
Total return(a)                                                  13.70%
-------------------------------------------------------------------------
Ratios/supplement data:
-------------------------------------------------------------------------
Net assets, end of period (000s omitted)                        $7,785
Ratio of expenses to average net assets(b)                        1.53%(c)
Ratio of net investment income to average net assets(d)          (0.59)%(c)
Portfolio turnover rate                                             21%
-------------------------------------------------------------------------

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fees waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 3.63% (annualized).
(c) Ratios are annualized and based on average net assets of $5,601,043.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (2.69)% (annualized).

                                                                CLASS B        CLASS C
                                                              -----------    -----------
                                                               APRIL 5,       APRIL 5,
                                                                THROUGH        THROUGH
                                                              OCTOBER 31,    OCTOBER 31,
                                                                 1999           1999
----------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.02         $11.02
Income from investment operations:
    Net investment income (loss)(a)                              (0.08)         (0.08)
    Net gains (losses) on securities (both realized and
     unrealized)                                                  0.31           0.31
        Total from investment operations                          0.23           0.23
Net asset value, end of period                                  $11.25         $11.25
Total return(b)                                                   2.09%          2.09%
----------------------------------------------------------------------------------------
Ratios/supplement data:
----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                        $5,183         $  901
Ratio of expenses to average net assets(c)                        2.23%(d)       2.23%(d)
Ratio of net investment income (loss) to average net
  assets(e)                                                      (1.29)%(d)     (1.29)%(d)
Portfolio turnover rate                                             21%            21%
----------------------------------------------------------------------------------------

(a) Calculated based upon the average shares outstanding during the period.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 4.33% (annualized) for Class B and 4.33% (annualized) for Class C.
(d) Ratios are annualized and based on average net assets of $2,804,277 and $453,655 for Class B and Class C, respectively.
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (3.39)% (annualized) for Class B and (3.39)% (annualized) for Class C.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Large Cap Growth Fund
SEC 1940 Act file number: 811-1424
----------------------------------


[AIM LOGO APPEARS HERE]    www.aimfunds.com   LCG-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM MID CAP GROWTH FUND
      --------------------------------------------------------------------------

      AIM Mid Cap Growth Fund seeks to provide long-term growth of capital.

                                                    AIM--Registered Trademark--
      PROSPECTUS
      JUNE 21, 2000
                                     This prospectus contains important
                                     information about the Class A, B,
                                     and C shares of the fund. Please
                                     read it before investing and keep it
                                     for future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:

                                        - is not FDIC insured;

                                        - may lose value; and

                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                            -----------------------
                            AIM MID CAP GROWTH FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -

FEE TABLE AND EXPENSE EXAMPLE                 2
- - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     2

Expense Example                               2

FUND MANAGEMENT                               3
- - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   3

Advisor Compensation                          3

Portfolio Managers                            3

OTHER INFORMATION                             3
- - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 3

Dividends and Distributions                   3
- - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-6

Pricing of Shares                           A-8

Taxes                                       A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM MID CAP GROWTH FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing at least 65% of its total assets in securities of companies that have market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Standard & Poor's MidCap 400 Index. The Standard & Poor's MidCap 400 Index is an unmanaged market-weighted index of domestic stocks that measures the performance of the mid-size company segment of the U.S. market. Under normal conditions, the top 10 holdings may comprise up to 40% of the fund's total assets. The fund will invest primarily in common stocks but may also invest in convertible securities and warrants. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have favorable prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Since a large percentage of the fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -----------------------
                            AIM MID CAP GROWTH FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
-----------------------------------------------------------
(fees paid directly from
your investment)              CLASS A    CLASS B   CLASS C
-----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)               5.50%      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)  None(1)    5.00%      1.00%
-----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------
(expenses that are deducted
from fund assets)           CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees             0.80%     0.80%     0.80%

Distribution and/or
Service (12b-1) Fees        0.35      1.00      1.00

Other Expenses(2)           0.48      0.52      0.52

Total Annual Fund
Operating Expenses          1.63      2.32      2.32
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Other expenses are based on estimated amounts for the current fiscal year.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS
-------------------------
Class A   $707    $1,036
Class B    735     1,024
Class C    335       724
-------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS
-------------------------
Class A   $707    $1,036
Class B    235       724
Class C    235       724
-------------------------

                            -----------------------
                            AIM MID CAP GROWTH FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. serves as the fund's investment adviser. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment adviser since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.80% of the first $1 billion of average daily net assets and 0.75% of assets over $1 billion of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Steven A. Brase, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Associate Portfolio Manager and Partner for Bricoleur Capital Management, Inc.

- Brant DeMuth, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1992 to 1996, he was Portfolio Manager for Colorado Public Employee's Retirement Association.

- Christopher P. Perras, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Mid Cap Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                            -----------------------
                            AIM MID CAP GROWTH FUND
                            ------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us
--------------------------------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

 -----------------------------------
 AIM MID CAP GROWTH FUND
 SEC 1940 Act file number: 811-1424
 -----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   MCG-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

       AIM WEINGARTEN FUND
       -------------------------------------------------------------------------
       AIM Weingarten Fund seeks to provide growth of capital.

       PROSPECTUS                                    AIM--Registered Trademark--
       JUNE 21, 2000

                                       This prospectus contains important
                                       information about the Class A, B and
                                       C shares of the fund. Please read it
                                       before investing and keep it for
                                       future reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

                                       An investment in the fund:
                                          - is not FDIC insured;
                                          - may lose value; and
                                          - is not guaranteed by a bank.


      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
      -- Registered Trademark--                         --Registered Trademark--

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund will invest primarily in common stocks of seasoned and better-capitalized companies. The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes. The fund may also invest up to 20% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                     [GRAPH]

                                              ANNUAL
YEAR ENDED                                    TOTAL
DECEMBER 31                                   RETURNS
-----------                                   -------
1990 .......................................   5.55%
1991 .......................................  46.86%
1992 .......................................  -1.37%
1993 .......................................   1.53%
1994 .......................................  -0.34%
1995 .......................................  34.76%
1996 .......................................  17.67%
1997 .......................................  25.96%
1998 .......................................  33.06%
1999 .......................................  34.90%

  The Class A shares' year-to-date total return as of March 31, 2000 was 13.68%.

  During the periods shown in the bar chart, the highest quarterly return was 28.03% (quarter ended December 31, 1998) and the lowest quarterly return was -15.75% (quarter ended September 30, 1990).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                                                 SINCE          INCEPTION
 December 31, 1999)                                  1 YEAR         5 YEARS         10 YEARS         INCEPTION           DATE
-------------------------------------------------------------------------------------------------------------------------------
Class A                                               27.50%         27.63%           18.01%           16.17%          06/17/69
Class B                                               28.85             --               --            25.77           06/26/95
Class C                                               32.77             --               --            26.83           08/04/97
S&P 500(1)                                            21.03          28.54            18.19            13.33(2)        06/30/69(2)
Russell 1000--Registered Trademark-- Index(3)         20.91          28.04            18.13            17.69(4)        12/31/78(4)
-------------------------------------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund has elected to use the S&P 500 as its primary index rather than the Russell 1000--Registered Trademark-- Index since the S&P 500 more closely reflects the performance of the securities in which the fund invests.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(3) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(4) The average annual total return given is since the date closest to the earliest date the index became available.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)          5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                 None(1)   5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.63%     0.63%     0.63%

Distribution and/or
Service (12b-1) Fees      0.30      1.00      1.00

Other Expenses            0.15      0.24      0.24

Total Annual Fund
Operating Expenses(2)     1.08      1.87      1.87
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) The investment advisor has agreed, effective July 1, 2000, to waive a portion of the management fee on assets in excess of $5 billion. Total Annual Fund Operating Expenses net of this agreement are 1.07%, 1.86% and 1.86% for Class A, Class B and Class C, respectively. Termination of this agreement requires approval by the Board of Trustees.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $654     $875     $1,113     $1,795
Class B    690      888      1,211      1,984
Class C    290      588      1,011      2,190
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $654     $875     $1,113     $1,795
Class B    190      588      1,011      1,984
Class C    190      588      1,011      2,190
----------------------------------------------


                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor.
A I M Capital Management, Inc. (the subadvisor), a wholly owned subsidiary of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. Both the advisor and the subadvisor are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1986. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.58% of average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of the subadvisor, are

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1986 and has been associated with the advisor and/or its affiliates since 1982.

- Monika H. Degan, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1995.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1987 and has been associated with the advisor and/or its affiliates since 1986.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Weingarten Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                       CLASS A
                                                          ----------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                             1999           1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $    21.72     $    22.72   $    20.19   $    20.33   $    17.82
Income from investment operations:
  Net investment income (loss)                                 (0.10)          0.02         0.01         0.06           --
  Net gains on securities (both realized and unrealized)        8.16           2.38         4.82         2.51         4.36
  Total from investment operations                              8.06           2.40         4.83         2.57         4.36
Less distributions:
  Dividends from net investment income                         (0.01)            --        (0.06)          --        (0.07)
  Distributions from net realized gains                        (1.46)         (3.40)       (2.24)       (2.71)       (1.78)
  Total distributions                                          (1.47)         (3.40)       (2.30)       (2.71)       (1.85)
Net asset value, end of period                            $    28.31     $    21.72   $    22.72   $    20.19   $    20.33
Total return(a)                                                38.62%         12.34%       26.83%       14.81%       28.20%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                  $8,089,739     $6,094,178   $5,810,582   $4,977,493   $4,564,730
Ratio of expenses to average net assets(b)                      1.03%(c)       1.04%        1.07%        1.12%        1.17%
Ratio of net investment income (loss) to average net
  assets(d)                                                    (0.38)%(c)      0.07%        0.07%        0.33%       (0.02)%
Portfolio turnover rate                                          124%           125%         128%         159%         139%
--------------------------------------------------------------------------------------------------------------------------

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.08%, 1.09%, 1.11%, 1.15% and 1.19% for 1999-1995.
(c) Ratios are based on average net assets of $7,520,454,321.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.43)%, 0.02%, 0.03%, 0.30% and (0.04)% for 1999-1995.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                         CLASS B                                        CLASS C
                               -----------------------------------------------------------   --------------------------------
                                                                                JUNE 26,                           AUGUST 4,
                                                                                 THROUGH          YEAR ENDED        THROUGH
                                        YEAR ENDED OCTOBER 31,                 OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
------------------------------------------------------------------------------------------   --------------------------------
                                  1999          1998       1997       1996        1995        1999         1998       1997
------------------------------------------------------------------------------------------   --------------------------------
Net asset value, beginning
  of period                  $    21.12     $  22.34    $  19.98    $  20.28     $ 18.56     $  21.14     $ 22.34     $ 22.83
Income from investment
  operations:
  Net investment income
    (loss)                        (0.30)(a)    (0.15)(a)   (0.15)(a)   (0.05)(a)   (0.03)       (0.30)(a)   (0.15)(a)   (0.04)(a)
  Net gains (losses) on
    securities (both
    realized and
    unrealized)                    7.93         2.33        4.75        2.46        1.75         7.92        2.35       (0.45)
  Total from investment
    operations                     7.63         2.18        4.60        2.41        1.72         7.62        2.20       (0.49)
Distributions from net
  realized gains                  (1.46)       (3.40)      (2.24)      (2.71)         --        (1.46)      (3.40)         --
Net asset value, end of
  period                     $    27.29     $  21.12    $  22.34    $  19.98     $ 20.28     $  27.30     $ 21.14     $ 22.34
Total return(b)                   37.59%       11.45%      25.78%      13.95%       9.27%       37.50%      11.54%      (2.15)%
------------------------------------------------------------------------------------------   --------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------   --------------------------------
Net assets, end of period
  (000s omitted)             $1,291,456     $705,750    $486,105    $267,459     $42,238     $105,420     $23,107     $ 2,326
Ratio of expenses to
  average net assets(c)            1.82%(d)     1.83        1.87%       1.95%       1.91%(e)     1.82%(d)    1.83        1.84%(e)
Ratio of net investment
  income (loss) to average
  net assets(f)                   (1.17)%(d)   (0.72)%     (0.73)%     (0.50)%     (0.76)%(e)   (1.17)%(d)  (0.72)%     (0.70)%(e)
Portfolio turnover rate             124%         125%        128%        159%        139%         124%        125%        128%
------------------------------------------------------------------------------------------   --------------------------------

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.87%, 1.87%, 1.91%, 1.98% and 1.94% (annualized) for 1999-1995 for Class B and 1.87%, 1.87% and 1.88% (annualized) for 1999-1997 for Class C.
(d) Ratios are based on average net assets of $1,038,290,381 and $59,391,348 for Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.22)%, (0.76)%, (0.77)%, (0.53)% and (0.79)%
    (annualized) for 1999-1995 for Class B and (1.22)%, (0.76)% and (0.74)%
    (annualized) for 1999-1997 for Class C.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Weingarten Fund
 SEC 1940 Act file number: 811-1424
-----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   WEI-PRO-1    INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                RETAIL CLASSES OF

                           AIM AGGRESSIVE GROWTH FUND

                               AIM BLUE CHIP FUND

                          AIM CAPITAL DEVELOPMENT FUND

                                AIM CHARTER FUND

                             AIM CONSTELLATION FUND

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                            AIM EMERGING GROWTH FUND

                         AIM LARGE CAP BASIC VALUE FUND

                            AIM LARGE CAP GROWTH FUND

                             AIM MID CAP GROWTH FUND

                               AIM WEINGARTEN FUND

                              (SERIES PORTFOLIOS OF
                                AIM EQUITY FUNDS)

                                11 GREENWAY PLAZA
                                    SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919

                              -------------------

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                    AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
                 A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                      FROM AUTHORIZED DEALERS OR BY WRITING
                            A I M DISTRIBUTORS, INC.,
                      P.O. BOX 4739, HOUSTON, TX 77210-4739
                          OR BY CALLING (800) 347-4246.

                              -------------------

       STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 21, 2000, RELATING TO
         THE AIM AGGRESSIVE GROWTH FUND PROSPECTUS DATED JUNE 21, 2000,
              THE AIM BLUE CHIP FUND PROSPECTUS DATED JUNE 21, 2000,
         THE AIM CAPITAL DEVELOPMENT FUND PROSPECTUS DATED JUNE 21, 2000,
               THE AIM CHARTER FUND PROSPECTUS DATED JUNE 21, 2000,
            THE AIM CONSTELLATION FUND PROSPECTUS DATED JUNE 21, 2000,
      THE AIM DENT DEMOGRAPHIC TRENDS FUND PROSPECTUS DATED JUNE 21, 2000,
                THE AIM EMERGING GROWTH FUND DATED JUNE 21, 2000,
        THE AIM LARGE CAP BASIC VALUE FUND PROSPECTUS DATED JUNE 21, 2000,
          THE AIM LARGE CAP GROWTH FUND PROSPECTUS DATED JUNE 21, 2000,
           THE AIM MID CAP GROWTH FUND PROSPECTUS DATED JUNE 21, 2000,
           AND THE AIM WEINGARTEN FUND PROSPECTUS DATED JUNE 21, 2000

                                TABLE OF CONTENTS


                                                                                                               PAGE

INTRODUCTION......................................................................................................1


GENERAL INFORMATION ABOUT THE TRUST...............................................................................1

         The Trust and Its Shares.................................................................................1

PERFORMANCE.......................................................................................................4

         Total Return Calculations................................................................................5
         Total Return Quotations..................................................................................5
         Historical Portfolio Results.............................................................................5
         Yield Quotations.........................................................................................9

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................10

         General Brokerage Policy................................................................................10
         Allocation of Portfolio Transactions....................................................................11
         Allocation of IPO Securities Transactions...............................................................11
         Section 28(e) Standards.................................................................................12
         Transactions with Regular Brokers.......................................................................12
         Brokerage Commissions Paid..............................................................................13
         Portfolio Turnover......................................................................................14

INVESTMENT STRATEGIES AND RISKS..................................................................................14

         Real Estate Investment Trusts...........................................................................17
         Foreign Securities......................................................................................18
         Foreign Exchange Transactions...........................................................................19
         Illiquid Securities.....................................................................................20
         Rule 144A Securities....................................................................................20
         Repurchase Agreements...................................................................................20
         Reverse Repurchase Agreements...........................................................................20
         Special Situations......................................................................................21
         Short Sales.............................................................................................21
         Margin Transactions.....................................................................................22
         Warrants................................................................................................22
         Securities Issued on a When-Issued or Delayed Delivery Basis............................................22
         Investment in Unseasoned Issuers........................................................................22
         Lending of Portfolio Securities.........................................................................23
         Interfund Loans.........................................................................................23
         Borrowing...............................................................................................23
         Equity-Linked Derivatives...............................................................................23
         Investment in Other Investment Companies................................................................24
         Temporary Defensive Investments.........................................................................24

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................24

         Introduction............................................................................................24
         General Risks of Options, Futures and Currency Strategies...............................................24
         Cover...................................................................................................25
         Writing Call Options....................................................................................25



         Writing Put Options.....................................................................................26
         Purchasing Put Options..................................................................................26
         Purchasing Call Options.................................................................................27
         Over-the-Counter Options................................................................................27
         Index Options...........................................................................................27
         Limitations on Options..................................................................................28
         Interest Rate, Currency and Stock Index Futures Contracts...............................................28
         Options on Futures Contracts............................................................................29
         Forward Contracts.......................................................................................29
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................30

INVESTMENT RESTRICTIONS..........................................................................................30

         Fundamental Restrictions................................................................................30
         Non-Fundamental Restrictions............................................................................31

MANAGEMENT.......................................................................................................32

         Trustees and Officers...................................................................................32

ESTIMATED ANNUAL BENEFITS UPON RETIREMENT........................................................................37

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................37


THE DISTRIBUTION PLANS...........................................................................................41

         The Class A and C Plan..................................................................................41
         The Class B Plan........................................................................................42
         Both Plans..............................................................................................42

THE DISTRIBUTOR..................................................................................................46


SALES CHARGES AND DEALER CONCESSIONS.............................................................................49


REDUCTIONS IN INITIAL SALES CHARGES..............................................................................52


CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS......................................................................55


HOW TO PURCHASE AND REDEEM SHARES................................................................................57

         Backup Withholding......................................................................................58

NET ASSET VALUE DETERMINATION....................................................................................59


DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................60

         Reinvestment of Dividends and Distributions.............................................................60
         Tax Matters.............................................................................................60
         Qualification as a Regulated Investment Company.........................................................61
         Determination of Taxable Income of a Regulated Investment Company.......................................62
         Excise Tax on Regulated Investment Companies............................................................63
         Fund Distributions......................................................................................63
         Sale or Redemption of Shares............................................................................65
         Reinstatement Privilege.................................................................................65
         Foreign Shareholders....................................................................................65
         Effect of Future Legislation; Local Tax Considerations..................................................66

SHAREHOLDER INFORMATION..........................................................................................66

MISCELLANEOUS INFORMATION........................................................................................69

         Charges for Certain Account Information.................................................................69
         Audit Reports...........................................................................................69
         Legal Matters...........................................................................................69
         Custodian and Transfer Agent............................................................................69
         Principal Holders of Securities.........................................................................69
         Other Information.......................................................................................78

APPENDIX........................................................................................................A-1

         Description of Commercial Paper Ratings................................................................A-1
         Description of Corporate Bond Ratings..................................................................A-1

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION

         AIM Equity Funds (the "Trust") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. The information for the Retail Classes of AIM Aggressive Growth Fund ("Aggressive Growth") is included in a Prospectus dated June 21, 2000. The information for the Retail Classes of AIM Blue Chip Fund ("Blue Chip") is included in a Prospectus dated June 21, 2000. The information for the Retail Classes of AIM Capital Development Fund ("Capital Development") is included in a Prospectus dated June 21, 2000. The information for the Retail Classes of AIM Charter Fund ("Charter") is included in a Prospectus dated June 21, 2000. The information for the Retail Classes of AIM Constellation Fund ("Constellation") is included in a Prospectus dated June 21, 2000. The information for the AIM Dent Demographic Trends Fund ("Demographic Trends") is included in a Prospectus dated June 21, 2000. The information for the Retail Classes of AIM Emerging Growth Fund ("Emerging Growth") is included in a Prospectus dated June 21, 2000. The information for the Retail Classes of AIM Large Cap Basic Value Fund ("Large Cap Basic Value") is included in a Prospectus dated June 21, 2000. The information for the Retail Classes of AIM Large Cap Growth Fund ("Large Cap Growth") is included in a Prospectus dated June 21, 2000. The information for the Retail Classes of AIM Mid Cap Growth Fund ("Mid Cap") is included in a Prospectus dated June 21, 2000. The information for the Retail Classes of AIM Weingarten Fund ("Weingarten") is included in a Prospectus dated June 21, 2000. Copies of the Prospectuses and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectuses; and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectuses and this Statement of Additional Information, may be obtained from the SEC by paying the charges described under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

         The Trust currently is organized as a Delaware business trust under an Agreement and Declaration of Trust, dated December 6, 1999 (the "Trust Agreement"). The Trust was previously organized as AIM Equity Funds, Inc. ("AEF"), a Maryland corporation. Pursuant to an Agreement and Plan of Reorganization, the AEF Funds (defined below) were reorganized on June 21, 2000 as portfolios of the Trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end series management investment company.

         Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. The Trust currently consists of eleven separate portfolios:
Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap, and Weingarten (each an "AEF Fund" and collectively, the "AEF Funds"). Charter, Weingarten and Constellation each have four separate classes: Class A, Class B and Class C and an Institutional Class. Aggressive Growth, Blue Chip, Capital Development, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap each have three classes of shares: Class A, Class B and Class C shares. Class A shares (sold with a front-end sales charge) and Class B and Class C shares (each sold with a contingent deferred sales charge) of the AEF Funds are also referred to as the Retail Classes. Prior to October 15, 1993, Aggressive Growth was a portfolio of AIM Funds Group ("AFG"), a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization between AFG and AEF, Aggressive Growth was redomesticated as a portfolio of AEF. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to Aggressive Growth is that of AFG's Aggressive Growth. Blue Chip acquired the investment portfolio of Baird Blue Chip Fund, Inc. (the "BBC Fund"), a registered management investment company, on June 3, 1996, in a corporate reorganization. All historical financial information contained in this Statement of Additional Information for periods prior to June 3, 1996, relating to Blue Chip is that of the BBC Fund. Capital Development acquired substantially all of the assets of Baird Capital Development Fund, Inc. (the "BCD Fund"), a registered management investment company, on August 12, 1996 in a corporate reorganization. All historical financial information contained in this Statement of Additional Information for periods prior to August 12, 1996, relating to Capital Development is that of the BCD Fund.

         Pursuant to the Agreement and Plan of Reorganization, the Funds succeeded to the assets and assumed the liabilities of the series portfolios with corresponding names (the "Predecessor Funds") of AEF. All historical financial and other information contained in this Statement of Additional Information for periods prior to June 21, 2000 relating to the Funds (or a class thereof) is that of the Predecessor Funds (or the corresponding class thereof).

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption, investors should consult the Prospectuses under the caption "Redeeming Shares."

         This Statement of Additional Information relates solely to the Retail Classes of the Funds.

         The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to such Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each class represents interests in the same portfolio of investments but, as further described in the Prospectuses, each such class is subject to differing sales charges and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

         Shares of the Retail Classes and the Institutional Class of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectuses and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

         Class B shares automatically convert to Class A shares at the end of the month which is eight years after the date of purchase. A pro rata portion of shares from reinvested dividends and distributions convert at the same time. No other shares have conversion rights. Because Class B shares convert into Class A shares, the holders of Class B shares (as well as the holders of Class A shares) of each Fund must approve any material increase in fees payable with respect to that Fund under the Class A and C Plan or a new class of shares into which the Class B shares will convert must be created which will be identical in all material respects to the Class A shares prior to the material increase in fees.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Trust or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan.


         Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

         The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees and specifying the date of his or her retirement.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations or liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

         The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the Trust or any trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust. The Trust Agreement provides for indemnification by the Trust of the trustees, officers, employees and agents of the Trust, if it is determined that such person acted in good faith and reasonably believed: (1) in the case of conduct in his or her official capacity for the Trust, that his or her conduct was in the Trust's best interests, (2) in all other cases, that his or her conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he or she had no reason to believe that his or her conduct was unlawful. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.


                                   PERFORMANCE

         Each Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements of the Funds will disclose the maximum sales charge, if any (including deferred sales charge) to which investments in shares of the Funds may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted.

         Standardized total return for Class A shares of a Fund reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares of a Fund reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares of a Fund reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for the period.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN A FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

         A fund may participate in the initial public offering ("IPO") market, and a significant portion of the fund's returns may be attributable to its investment in IPOs. Investment in IPOs could have a magnified impact on a fund with a small asset base. There is no guarantee that as a fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

         Yield is computed in accordance with the standardized formula described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of a Fund's investments, the Fund's maturity and the Fund's operating expense ratio.

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         Additional performance information is contained in a Fund's Annual Report to Shareholders, which is available upon request without charge.

TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.

         In addition to average annual returns, the Retail Class of each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration. Total returns may be quoted with or without taking the applicable Fund's maximum applicable Class A front-end sales charge or Class B or Class C contingent deferred sales charge into account. Excluding sales charges from a total return calculation produces a higher total return figure.

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return is as follows:
                                         n
                                   P(1+T) =ERV

Where         P     =    a hypothetical initial payment of $1,000.

              T     =    average annual total return (assuming the applicable
                         maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).

              n     =    number of years.

              ERV   =    ending redeemable value of a hypothetical $1,000
                         payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

HISTORICAL PORTFOLIO RESULTS

     Total returns for Class A shares of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten, for the one-year, five-year, ten-year, fifteen-year and twenty-year (or since inception, if shorter) periods ended October 31, 1999 (which include the maximum sales charge of 5.50% and reinvestment of all dividends and distributions), were as follows:

                         CLASS A AVERAGE ANNUAL RETURNS


                                         ONE         FIVE          TEN      FIFTEEN      TWENTY       SINCE
                                         YEAR        YEARS        YEARS      YEARS        YEARS     INCEPTION*
                                         ----        -----        -----     -------      -------    ----------

AGGRESSIVE GROWTH                        32.03%      16.04%       19.99%     15.95%        N/A       15.51%
BLUE CHIP                                21.92%      24.08%       16.94%       N/A         N/A       14.85%
CAPITAL DEVELOPMENT                      11.73%        N/A          N/A        N/A         N/A       11.43%
CHARTER                                  26.63%      21.83%       16.37%     16.87%      16.79%      14.44%
CONSTELLATION                            27.41%      17.03%       17.91%     19.08%      18.83%      18.32%
DEMOGRAPHIC TRENDS                         N/A         N/A          N/A        N/A         N/A         N/A
EMERGING GROWTH                            N/A         N/A          N/A        N/A         N/A         N/A
LARGE CAP BASIC VALUE                      N/A         N/A          N/A        N/A         N/A         N/A
LARGE CAP GROWTH                           N/A         N/A          N/A        N/A         N/A         N/A
MID CAP                                    N/A         N/A          N/A        N/A         N/A         N/A
WEINGARTEN                               31.07%      22.40%       16.22%     18.22%      19.56%      15.62%

                           CLASS A CUMULATIVE RETURNS


                                         ONE         FIVE           TEN     FIFTEEN      TWENTY        SINCE
                                         YEAR        YEARS         YEARS     YEARS        YEARS      INCEPTION*
                                         ----        -----         -----     -----        -----      ----------

AGGRESSIVE GROWTH                        32.03%      110.41%      518.68%    820.72%       N/A        834.44%
BLUE CHIP                                21.92%      194.07%      378.07%      N/A         N/A        482.98%
CAPITAL DEVELOPMENT                      11.73%        N/A          N/A        N/A         N/A         44.05%
CHARTER                                  26.63%      168.44%      355.29%     935.84%   2,128.15%   6,375.52%
CONSTELLATION                            27.41%      119.56%      419.33%   1,272.05%   3,052.71%   5,112.13%
DEMOGRAPHIC TRENDS                         N/A         N/A          N/A        N/A         N/A         14.74%
EMERGING GROWTH                            N/A         N/A          N/A        N/A         N/A         N/A
LARGE CAP BASIC VALUE                      N/A         N/A          N/A        N/A         N/A        -11.15%
LARGE CAP GROWTH                           N/A         N/A          N/A        N/A         N/A          7.42%
MID CAP                                    N/A         N/A          N/A        N/A         N/A         N/A
WEINGARTEN                               31.07%      174.78%      349.70%   1,130.67%   3,462.17%   8,121.99%


* The inception dates for the Class A shares of the Funds are May 1, 1984, February 4, 1987, June 17, 1996, November 26, 1968, April 30,
         1976, June 7, 1999, March 31, 2000, June 30, 1999, March 1, 1999,
         November 1, 1999 and June 17, 1969, respectively.

         During the 10-year period ended October 31, 1999, a hypothetical $1,000 investment at the beginning of such period in Class A shares of Aggressive Growth, Blue Chip, Charter, Constellation and Weingarten would have been worth $6,187, $4,781, $4,553, $5,193 and $4,497, respectively, assuming all distributions were reinvested.

         During the 15-year period ended October 31, 1999, a hypothetical $1,000 investment at the beginning of such period in Class A shares of Aggressive Growth, Charter, Constellation and Weingarten would have been worth $9,207, $10,358, $13,721 and $12,307, respectively, assuming all dividends were reinvested.

         During the 20-year period ended October 31, 1999, a hypothetical $1,000 investment at the beginning of such period in Class A shares of Charter, Constellation and Weingarten would have been worth $22,281, $31,527 and $35,622, respectively, assuming all distributions were reinvested.

         Total returns for each of the named Funds with respect to its Class B shares (which deduct the maximum contingent deferred sales charge of 5% and include reinvestment of all dividends and distributions), for the period ended October 31, 1999 (or since inception), were as follows:

                         CLASS B AVERAGE ANNUAL RETURNS


                                                            Since
                                       One Year           Inception*
                                       --------           ---------

 AGGRESSIVE GROWTH                       N/A                  N/A
 BLUE CHIP                              23.08%               24.38%
 CAPITAL DEVELOPMENT                    12.32%                8.70%
 CHARTER                                28.06%               21.52%
 CONSTELLATION                          28.64%               10.41%
 DEMOGRAPHIC TRENDS                       N/A                 N/A
 EMERGING GROWTH                          N/A                 N/A
 LARGE CAP BASIC VALUE                    N/A                 N/A
 LARGE CAP GROWTH                         N/A                 N/A
 MID CAP                                  N/A                 N/A
 WEINGARTEN                             32.64%               22.10%


                           CLASS B CUMULATIVE RETURNS



                                                             Since
                                       One Year            Inception*
                                       --------            ---------

 AGGRESSIVE GROWTH                        N/A                22.27%
 BLUE CHIP                               23.08%              95.88%
 CAPITAL DEVELOPMENT                     12.32%              29.33%
 CHARTER                                 28.06%             133.40%
 CONSTELLATION                           28.64%              21.81%
 DEMOGRAPHIC TRENDS                       N/A                16.10%
 EMERGING GROWTH                          N/A                  N/A
 LARGE CAP BASIC VALUE                    N/A               -10.70%
 LARGE CAP GROWTH                         N/A                -2.91%
 MID CAP                                  N/A                  N/A
 WEINGARTEN                              32.64%             138.23%

* The inception dates for the Class B shares of the Funds are March 1, 1999, October 1, 1996, October 1, 1996, June 26, 1995, November 3,
         1997, June 7, 1999, March 31, 2000, April 5, 1999, June 4, 1999,
         November 1, 1999 and June 26, 1995, respectively.

         Total returns for each of the named Funds with respect to its Class C shares for the period ended October 31, 1999 (or since inception), were as follows:

                         CLASS C AVERAGE ANNUAL RETURNS


                                                             Since
                                       One Year            Inception*
                                       --------            ---------

 AGGRESSIVE GROWTH                          N/A                N/A
 BLUE CHIP                                27.09%              18.82%
 CAPITAL DEVELOPMENT                      16.34%               4.54%
 CHARTER                                  32.06%              16.99%
 CONSTELLATION                            32.65%              10.32%
 DEMOGRAPHIC TRENDS                         N/A                N/A
 EMERGING GROWTH                            N/A                N/A
 LARGE CAP BASIC VALUE                      N/A                N/A
 LARGE CAP GROWTH                           N/A                N/A
 MID CAP                                    N/A                N/A
 WEINGARTEN                               36.61%              19.90%

                           CLASS C CUMULATIVE RETURNS


                                                             Since
                                       One Year            Inception*
                                       --------            ---------

 AGGRESSIVE GROWTH                         N/A               26.27%
 BLUE CHIP                               27.09%              47.17%
 CAPITAL DEVELOPMENT                     16.34%              10.46%
 CHARTER                                 32.06%              42.13%
 CONSTELLATION                           32.65%              24.62%
 DEMOGRAPHIC TRENDS                        N/A               20.10%
 EMERGING GROWTH                           N/A                 N/A
 LARGE CAP BASIC VALUE                     N/A               -6.94%
 LARGE CAP GROWTH                          N/A                1.18%
 MID CAP                                   N/A                 N/A
 WEINGARTEN                              36.61%               50.19%

* The inception date for the Class C shares of the Funds is August 4, 1997, except the inception dates for the Class C shares of Aggressive Growth, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap are March 1, 1999, June 7, 1999, March 31, 2000, June 4, 1999, April 5, 1999 and November 1, 1999,
          respectively.

         The performance data listed above is not necessarily indicative of the future performance of any of the Funds.

         Average annual returns and cumulative returns are not available for Class A, B and C shares of Emerging Growth and Mid Cap and Class B and C shares of Large Cap Basic Value because these classes had no operations prior to October 31, 1999.

YIELD QUOTATIONS

        The standard formula for calculating yield is as follows:

                                                    6
                       YIELD = 2[((a-b)/(c x d) + 1)  -1]

Where     a   = dividends and interest earned during a stated 30-day period.
                For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

          b   = expense accrued during period (net of reimbursement).

          c   = the average daily number of shares outstanding during the period.

          d   = the maximum offering price per share on the last day of the period.

         Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Incorporated and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services.

         Each Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Russell--Registered Trademark-- indices, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

         The CPI, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. Standard & Poor's 500 Stock Index is a group of unmanaged securities widely regarded by investors as representative of the stock market in general. Comparisons assume the reinvestment of dividends. Fixed Price Investments, such as bank certificates of deposits and savings accounts, are generally backed by federal agencies for up to $100,000.

         Each Fund's advertising may from time to time include discussions of general economic conditions and interest rates. In addition, each Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. Each Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

         From time to time, Fund sales literature and/or advertisements may disclose (i) top holdings included in the Fund's portfolio, (ii) certain selling group members, and/or (iii) certain institutional shareholders.

         From time to time, Demographic Trends sales literature and/or advertisements may quote (i) Harry S. Dent, Jr.'s theories on why the coming decade may offer unprecedented opportunities for investors, including his opinions on the stock market outlook and where growth may be strongest; (ii) Harry S. Dent, Jr.'s opinions and theories from his books and publications, including, but not limited to, Job Shock, The Great Boom Ahead and The Roaring 2000s, including his beliefs that (a) people's spending patterns may help predict the stock market, (b) the stock market has tended to perform best when a generation has reached its peak spending years from ages 45-50, and (c) as more and more baby boomers reach their peak spending age, they could propel stock prices up for the next decade; and (iii) Harry S. Dent, Jr.'s S-curve analysis, a forecasting tool used to analyze products that show remarkable growth.

         Large Cap Growth invests primarily in domestic "brand-name" companies that are domiciled in the U.S. and compete in the global marketplace. By investing in companies whose products and services are marketed around the world, Large Cap Growth attempts to capture potential growth in foreign markets, while benefiting from the growth opportunities and relative stability of the U.S. marketplace.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. In such transactions, a Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. ("AIM Capital") (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account and may invest in affiliated money market funds, provided the Funds follow procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

ALLOCATION OF IPO SECURITIES TRANSACTIONS

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds or accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund or account with an asset level of less than $500 million will be placed in one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds or accounts in the three tiers receive their Allocation, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocation on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

         When AIM Funds and/or accounts with substantially identical investment objectives and policies will participate in syndicates in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account.

Due to their asset size, Charter, Constellation and Weingarten are unlikely to participate in IPOs to a material degree.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Board of Trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

         As of October 31, 1999, Blue Chip, Charter and Dent Demographics held an amount of common stock issued by Merrill Lynch & Co. having a market value of $25,512,500, $39,250,000 and $5,887,500, respectively, and common stock issued by Morgan Stanley, Dean Witter, Discover & Co. having a market value of $57,914,063, $137,890,650 and $12,134,375, respectively. As of October 31, 1999,
Charter held an amount of common stock issued by Goldman Sachs Group, Inc. having a market value of $10,650,000.

BROKERAGE COMMISSIONS PAID

         For the fiscal years ended October 31, 1999, 1998 and 1997, Aggressive Growth paid brokerage commissions of $3,536,558, $5,098,276 and $4,026,523, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of Aggressive Growth's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $722,475,212 and the related brokerage commissions were $1,045,622.

         For the fiscal years ended October 31, 1999, 1998 and 1997, Blue Chip paid brokerage commissions of $2,695,856, $1,457,590 and $858,396, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of Blue Chip's brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $221,450,070 and the related brokerage commissions were $195,523.

         For the fiscal years ended October 31, 1999, 1998 and 1997, Capital Development paid brokerage commissions of $3,324,179, $2,277,419 and $628,188, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of Capital Development's brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $319,102,239 and the related brokerage commissions were $682,063.

         For the fiscal years ended October 31, 1999, 1998 and 1997, Charter paid brokerage commissions of $11,856,781, $15,567,811 and $12,073,633, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of Charter's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $1,349,408,533 and the related brokerage commissions were $1,333,679.

         For the fiscal years ended October 31, 1999, 1998 and 1997, Constellation paid brokerage commissions of $20,108,956, $25,285,665 and $16,928,988, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of Constellation's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $2,153,357,263 and the related brokerage commissions were $2,610,073.

         For the period ended October 31, 1999, Demographic Trends paid brokerage commissions of $250,423. For the period ended October 31, 1999, AIM allocated certain of Demographic Trends' brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $5,535,874 and the related brokerage commissions were $6,004.

         For the period ended October 31, 1999, Large Cap Basic Value paid brokerage commissions of $1,021. For the period ended October 31, 1999, AIM allocated certain of Large Cap Basic Value's brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $14,324 and the related brokerage commissions were $16.

         For the period ended October 31, 1999, Large Cap Growth paid brokerage commissions of $6,178. For the period ended October 31, 1999, AIM allocated certain of Large Cap Growth's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $279,961 and the related brokerage commissions were $251.

         For the fiscal years ended October 31, 1999, 1998 and 1997, Weingarten paid brokerage commissions of $20,226,511, $19,810,852 and $17,413,682, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of Weingarten's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $2,225,018,782 and the related brokerage commissions were $2,027,136.

PORTFOLIO TURNOVER

         The portfolio turnover rate of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Large Cap Basic Value, Large Cap Growth and Weingarten is shown under "Financial Highlights" in the applicable Prospectus. Higher portfolio turnover increases transaction costs to the Funds.


                         INVESTMENT STRATEGIES AND RISKS

         Information concerning each Fund's non-fundamental investment objective(s) is set forth in the Prospectuses under the heading "Investment Objective and Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the principal risks associated with that investment program are discussed in the Prospectuses under the heading "Investment Objective and Strategies" and "Principal Risks of Investing in the Fund."

         Set forth in this section is a description of each Fund's investment policies, strategies and practices. The investment objective(s) of each Fund are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. Each Fund's investment policies, strategies and practices are also non-fundamental. The Board of Trustees of the Trust reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective. Each Fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security.

         Any percentage limitations with respect to assets of a Fund will be applied at the time of purchase. A later change in percentage resulting from changes in asset values will not be considered a violation of the percentage limitations. The percentage limitations applicable to borrowings and reverse repurchase agreements (Charter only) will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit each Fund's abilities.

         The investment objective of Aggressive Growth is to achieve long-term growth of capital. The Fund will invest primarily in common stocks of companies whose earnings the Fund's portfolio managers expect to grow more than 15% per year. Many of these companies are in the small to medium-sized category. The Fund's strategy does not preclude investment in large, seasoned companies which in the judgment of AIM possess superior potential returns similar to companies with formative growth profiles. The Fund will also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value. Investors should realize that equity securities of small to medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the Fund's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes. The Fund may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of AIM, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

         Blue Chip's primary investment objective is long-term growth of capital with a secondary objective of current income. It is anticipated that the major portion of Blue Chip's portfolio will ordinarily be invested in common stocks, convertible securities and bonds of blue chip companies (i.e., companies with leading market positions and which possess strong financial characteristics, as described below). While current


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

income is a secondary objective, most of the stocks in the Fund's portfolio are expected to pay dividends. The Fund will generally invest in large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) which possess the following characteristics:

         o MARKET CHARACTERISTICS -- Blue chip companies are those which occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can in turn lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies which have (i) superior growth prospects compared with other companies in the same industry;
                  (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

         o FINANCIAL CHARACTERISTICS -- A blue chip company possesses at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors; (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

         The Fund will diversify among industries and therefore will not invest 25% or more of its total assets in any one industry. Under normal market conditions, Blue Chip's portfolio will be diversified among industries in a manner similar to the industry diversification of broad market indices.

         The investment objective of Capital Development is long-term growth of capital. Production of income is incidental to this objective. The Fund's principal investments are in common stocks, convertible securities and bonds.

         The Fund will invest primarily in securities of small and medium-sized companies (i.e., companies which fall in the smallest 85% by market capitalization of publicly traded companies in the United States). Among factors that AIM may consider when selecting investments in a company for the Fund are
(i) the growth prospects for a company's products, (ii) the economic outlook for its industry, (iii) a company's new product development, (iv) its operating management capabilities, (v) the relationship between the price of the security and its estimated fundamental value, (vi) relevant market, economic and political environments and (vii) financial characteristics such as balance sheet analysis and return on assets.

         The primary investment objective of Charter is growth of capital with a secondary objective of current income. Although the amount of Charter's current income will vary from time to time, it is anticipated that the current income realized by Charter will generally be greater than that realized by mutual funds whose sole objective is growth of capital.

         The investment objective of Constellation is growth of capital. Constellation aggressively seeks to increase shareholders' capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings.

         Emerging Growth is a non-diversified portfolio (as defined in the 1940
Act), which means that it may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified portfolio. (A diversified portfolio may not, with respect to 75% of its total assets, invest more than 5% of its assets in securities of one issuer.) Emerging Growth intends to satisfy the diversification requirements of the Internal Revenue Code to qualify as a regulated investment company. See "Dividends, Distributions and Tax Matters" herein.

         The investment objective of Weingarten is to seek growth of capital. The Fund will invest in common stocks of seasoned and better capitalized companies. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund.

         Management of Aggressive Growth and Constellation will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by a Fund may fluctuate widely. Any income received from securities held by a Fund will be incidental, and an investor should not consider a purchase of shares of a Fund as equivalent to a complete investment program. Aggressive Growth, Constellation and Weingarten's portfolios are primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits.

         Each of the Funds may invest, for cash management, temporary or defensive purposes, all or substantially all of their assets in corporate bonds, shares of affiliated money market funds, commercial paper, or U.S. Government obligations. In addition, all or a portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements, shares of affiliated money market funds, bonds or other short-term debt securities when such positions are deemed advisable in light of economic or market conditions. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

         COMMON STOCKS -- The Funds will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCKS -- The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's Board of Directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

         CONVERTIBLE SECURITIES -- The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although each Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings. Blue Chip does not intend to invest more than 10% of its total assets in convertible securities.

         CORPORATE DEBT SECURITIES -- The Funds may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, a Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

         Blue Chip and Large Cap Growth will not invest in non-convertible corporate debt securities rated below investment grade by Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's") or in unrated non-convertible corporate debt securities believed by the Fund's investment adviser to be below investment grade quality. Securities rated in the four highest long-term rating categories by S&P and Moody's are considered to be "investment grade." S&P's fourth highest long-term rating category is "BBB", with BBB- being the lowest investment grade rating. Moody's fourth highest long-term rating category is "Baa", with Baa3 being the lowest investment grade rating. Publications of S&P indicate that it assigns securities to the "BBB" rating category when such securities are "regarded as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay," whereas securities rated AAA by S&P are regarded as having "capacity to pay interest and repay principal that is extremely strong." Publications of Moody's indicate that it assigns securities to the "Baa rating category when such securities are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well," whereas securities rated Aaa by Moody's "are judged to be of the best quality" and "carry the smallest degree of investment risk."

         U.S. GOVERNMENT SECURITIES -- The Funds may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

REAL ESTATE INVESTMENT TRUSTS

         To the extent consistent with their respective investment objectives and policies, the Funds may invest in equity and/or debt securities issued by Real Estate Investment Trusts ("REITs"). Such investments will not exceed 25% of the total assets of any of the Funds.

         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

FOREIGN SECURITIES

         To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. Each of Aggressive Growth, Blue Chip, Capital Development, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap may invest up to 25% of its total assets in foreign securities. Each of Charter, Constellation and Weingarten may invest up to 20% of its total assets in foreign securities. For purposes of computing such limitation American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent a Fund invests in securities denominated in foreign currencies, each Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Each of the Funds may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

         Investments by a Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

         Currency Risk. The value of each Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Fund.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Fund's investments.

         Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

FOREIGN EXCHANGE TRANSACTIONS

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Funds' dealings in foreign exchange may involve specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it could invest in foreign securities. Further information concerning futures contracts and related options is set forth under the heading "Options, Futures and Currency Strategies."

ILLIQUID SECURITIES

         None of the Funds will invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RULE 144A SECURITIES

         The Funds may purchase privately placed securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as a Fund, to trade in securities that have not been registered under the 1933 Act. AIM, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

REPURCHASE AGREEMENTS

         The Funds may each enter into repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are not included in each Fund's restrictions on lending. Repurchase agreements are considered to be loans by each Fund under the 1940 Act.

         Charter may enter into repurchase agreements (at any time, up to 50% of its net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash.

REVERSE REPURCHASE AGREEMENTS

         Consistent with Charter's, Demographic Trends', Emerging Growth's, Large Cap Basic Value's and Mid Cap's policies on borrowings, each of those Funds may invest in reverse repurchase agreements with banks, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Funds may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid securities having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

SPECIAL SITUATIONS

         Although Constellation does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

SHORT SALES

         Each of the Funds may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion of exchange of other securities it owns. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, a Fund will deposit in escrow in a separate account with its custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. In no event may more than 10% of a Fund's total assets be deposited or pledged as collateral for short sales at any one time.

         Since a Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

         A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.



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

MARGIN TRANSACTIONS

         None of Aggressive Growth, Blue Chip, Capital Development, Charter, Large Cap Growth or Weingarten will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

WARRANTS

         The Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

         Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

INVESTMENT IN UNSEASONED ISSUERS

         Charter, Demographic Trends, Emerging Growth, Large Cap Basic Value and Mid Cap may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.




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LENDING OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities (principally to broker-dealers) to the extent of one-third of their respective total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Where voting or consent rights with respect to loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Funds' investment in the loaned securities. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

INTERFUND LOANS

         Each Fund may lend up to 33 1/3% of its total assets to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order. An application for exemptive relief has been filed with the SEC on behalf of the Funds and others. Each Fund may also borrow from another AIM Fund to satisfy redemption requests or to cover unanticipated cash shortfalls due to a delay in the delivery of cash to the Fund's custodian or improper delivery instructions by a broker effectuating a transaction.

BORROWING

         In addition to the ability to borrow money for temporary or emergency purposes, Constellation may, but has no current intention to, borrow money from banks to purchase or carry securities. Constellation may borrow amounts to purchase or carry securities only if, immediately after such borrowing, the value of its assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. Any investment gains made by Constellation with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

EQUITY-LINKED DERIVATIVES

         Each of the Funds may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. See "Investment in Other Investment Companies."

INVESTMENT IN OTHER INVESTMENT COMPANIES

         Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The




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
following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that, with respect to uninvested cash balances, investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Fund.

TEMPORARY DEFENSIVE INVESTMENTS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.


                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

         The Funds may each use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging



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
strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

         (5) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

         Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

         Each of the Funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of a Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         When writing a call option a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains




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
the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

         Each of the Funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a Fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

         Each of the Funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

         A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a "put option" on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as put spreads. Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar".

PURCHASING CALL OPTIONS

         Each of the Funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         Call options may be purchased by a Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

         A Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         Each of the Funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

         Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

         A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.



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
         "Margin" with respect to Futures is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

         A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

                             INVESTMENT RESTRICTIONS

         Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares, except that Emerging Growth is not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

FUNDAMENTAL RESTRICTIONS

                  (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

                  (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

                  (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

                  (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

                  (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

                  (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

                  (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

                  (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

NON-FUNDAMENTAL RESTRICTIONS

         The following restrictions apply to each of the Funds, except Emerging Growth is not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities.

                  (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

                  (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. Other than Constellation, the Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. Other than Constellation, the Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

                  (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

                  (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

                  (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         The following non-fundamental policy applies only to Constellation:

         The amount the Fund may borrow will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of Constellation's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by the Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by Constellation, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

                                   MANAGEMENT

         The overall management of the business and affairs of the Funds and the Trust is vested with the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objectives, restrictions and policies of the applicable Fund and to the general supervision of the Trust's Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND OFFICERS

         The trustees and officers of the Trust and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

========================================================================================================================
                                      POSITIONS HELD
  NAME, ADDRESS AND AGE              WITH REGISTRANT             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
*CHARLES T. BAUER (81)                 Trustee and            Chairman of the Board of Directors, A I M Management Group
                                       Chairman               Inc.; A I M Advisors, Inc., A I M Capital Management,
                                                              Inc., A I M Distributors, Inc., A I M Fund Services, Inc.,
                                                              and Fund Management Company; and Executive Vice Chairman
                                                              and Director, AMVESCAP PLC.
========================================================================================================================

* A director who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.

========================================================================================================================
                                    POSITIONS HELD
  NAME, ADDRESS AND AGE             WITH REGISTRANT             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT (56)                 Trustee                Director, ACE Limited (insurance company). Formerly,
906 Frome Lane                                                Director, President and Chief Executive Officer, COMSAT
McLean, VA 22102                                              Corporation and Chairman, Board of Governors of INTELSAT
                                                              (international communications company).
------------------------------------------------------------------------------------------------------------------------
OWEN DALY II (75)                      Trustee                Formerly, Director, Cortland Trust Inc. (investment
Six Blythewood Road                                           company), CF & I Steel Corp., Monumental Life Insurance
Baltimore, MD 21210                                           Company and Monumental General Insurance Company; and
                                                              Chairman of the Board of Equitable Bancorporation.
------------------------------------------------------------------------------------------------------------------------
EDWARD K.  DUNN, JR. (65)              Trustee                Chairman of the Board of Directors, Mercantile Mortgage
2 Hopkins Plaza, 8th Floor                                    Corp. Formerly, Vice Chairman of the Board of Directors,
Suite 805                                                     President and Chief Operating Officer, Mercantile - Safe
Baltimore, MD 21201                                           Deposit & Trust Co.; and President, Mercantile Bankshares.
------------------------------------------------------------------------------------------------------------------------
JACK FIELDS (48)                       Trustee                Chief Executive Officer, Texana Global, Inc. (foreign
Jetero Plaza, Suite E                                         trading company) and Twenty-First Century Group, Inc.
8810 Will Clayton Parkway                                     (governmental affairs company). Formerly, Member of the
Humble, Texas 77338                                           U.S. House of Representatives.
------------------------------------------------------------------------------------------------------------------------
**CARL FRISCHLING (63)                 Trustee                Partner, Kramer Levin Naftalis & Frankel LLP (law firm).
919 Third Avenue
New York, NY  10022
------------------------------------------------------------------------------------------------------------------------
*ROBERT H. GRAHAM (53)                 Trustee and            Director, President and Chief Executive Officer, A I M
                                       President              Management Group Inc.; Director and President, A I M
                                                              Advisors, Inc.; Director and Senior Vice President, A I M
                                                              Capital Management, Inc., A I M Distributors, Inc., A I M
                                                              Fund Services, Inc., and Fund Management Company; and
                                                              Director and Chief Executive Officer, Managed Products,
                                                              AMVESCAP PLC.
------------------------------------------------------------------------------------------------------------------------
PREMA MATHAI-DAVIS (49)                Trustee                Chief Executive Officer, YWCA of the U.S.A.
350 Fifth Avenue, Suite 301
New York, NY 10118
------------------------------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK (57)                  Trustee                Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057
------------------------------------------------------------------------------------------------------------------------
LOUIS S. SKLAR (60)                    Trustee                Executive Vice President, Development and Operations,
The Williams Tower, 50th Floor                                Hines Interests Limited Partnership (real estate
2800 Post Oak Blvd.                                           development).
Houston, TX  77056
========================================================================================================================

-------------------
** A trustee who is an "interested person" of the Trust as defined in the 1940
   Act.

* A trustee who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.

========================================================================================================================
                                    POSITIONS HELD
  NAME, ADDRESS AND AGE             WITH REGISTRANT             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
GARY T. CRUM (52)                      Senior Vice            Director and President, A I M Capital Management, Inc.;
                                       President              Director and Executive Vice President, A I M Management
                                                              Group Inc.; Director and Senior Vice President, A I M
                                                              Advisors, Inc.; and Director, A I M Distributors, Inc. and
                                                              AMVESCAP PLC.
------------------------------------------------------------------------------------------------------------------------
CAROL F. RELIHAN (45)                  Senior Vice            Director, Senior Vice President, General Counsel and
                                       President              Secretary, A I M Advisors, Inc.; Senior Vice President,
                                       and Secretary          General Counsel and Secretary, A I M Management Group
                                                              Inc.; Director, Vice President and General Counsel, Fund
                                                              Management Company; General Counsel and Vice President, A
                                                              I M Fund Services, Inc.; and Vice President, A I M Capital
                                                              Management, Inc., and A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
MELVILLE B. COX (56)                   Vice President         Vice President and Chief Compliance Officer, A I M
                                                              Advisors, Inc., A I M Capital Management, Inc., [A I M
                                                              Distributors, Inc., A I M Fund Services, Inc., and Fund
                                                              Management Company.]
------------------------------------------------------------------------------------------------------------------------
DANA R. SUTTON (41)                    Vice President and     Vice President and Fund Controller, A I M Advisors, Inc.;
                                       Treasurer              and Assistant Vice President and Assistant Treasurer, Fund
                                                              Management Company.
------------------------------------------------------------------------------------------------------------------------
EDGAR M. LARSEN (59)                   Vice President         Vice President, A I M Capital Management, Inc.
========================================================================================================================

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investment Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis, between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for: (i) considering and nominating individuals to stand for election as independent trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

         The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

         All of the Trust's trustees also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

Remuneration of Trustees

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee attended. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust:

=======================================================================================================
                                                            RETIREMENT            TOTAL
                             AGGREGATE COMPENSATION          BENEFITS          COMPENSATION
                                    FROM THE                 ACCRUED             FROM ALL
      TRUSTEE                       TRUST(1)           BY ALL AIM FUNDS(2)     AIM FUNDS(3)
      -------                ----------------------    -------------------     ------------
Charles T. Bauer                    $     0                $      0             $      0
                                    -------                --------             --------
Bruce L. Crockett                    24,660                  37,485              103,500
                                    -------                --------             --------
Owen Daly II                         24,660                 122,898              103,500
                                    -------                --------             --------
Edward K. Dunn, Jr.                  24,659                       0              103,500
                                    -------                --------             --------
Jack Fields                          24,169                  15,826              101,500
                                    -------                --------             --------

Carl Frischling(4)                   24,541                  97,791              103,500
                                    -------                --------             --------
Robert H. Graham                          0                       0                    0
                                    -------                --------             --------
John F. Kroeger(5)                        0                 107,896                    0
                                    -------                --------             --------
Prema Mathai-Davis                   24,659                       0              101,500
                                    -------                --------             --------
Lewis F. Pennock                     24,541                  45,766              103,500
                                    -------                --------             --------
Ian Robinson(6)                      10,014                  94,442               25,000
                                    -------                --------             --------
Louis S. Sklar                       24,541                  90,232              101,500
============================================================================================

(1) The total amount of compensation deferred by all directors of the Trust's predecessor during the fiscal year ended October 31, 1999, including earnings thereon, was $159,484.

(2) During the fiscal year ended October 31, 1999, the total amount of expenses allocated to the Trust's predecessor in respect of such retirement benefits was $215,041. Data reflects compensation for the calendar year ended December 31, 1999.

(3) Each trustee serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects total compensation for the calendar year ended December 31, 1999.

(4) During the fiscal year ended October 31, 1999, Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Large Cap Basic Value, Large Cap Growth and Weingarten, each paid $8,655, $9,059, $5,896, $15,483, $31,683, $988, $951, $2,211 and
         $20,003, respectively, in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP for services rendered. Mr. Frischling, a trustee of the Trust, is a partner in such firm.

(5) Mr. Kroeger was a director of the Trust's predecessor until June 11, 1998, when he resigned. On that date he became a consultant to the Trust's predecessor. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a director of the Trust's predecessor until March 12, 1999, when he retired.

AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, a trustee becomes eligible to retire and receive full benefits under the Plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the Plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.

                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                ==============     ============================
                  Number of
                   Years of           Annual Retirement
                 Service With      Compensation Paid By All
                the Applicable        Applicable AIM Funds
                  AIM Funds
                ==============     ============================
                    10                     $67,500
                    --                     -------
                    9                      $60,750
                    --                     -------
                    8                      $54,000
                    --                     -------
                    7                      $47,250
                    --                     -------
                    6                      $40,500
                    --                     -------
                    5                      $33,750
                    ==                     =======

Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the "Deferring Trustees"), have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees may elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five (5) or ten
(10) years (depending on the Compensation Agreement) beginning on the date the Deferring Trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Trustee's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         AIM is a direct wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the trustees and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Trustees and Officers."

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code of Ethics;

(b) file reports regarding such transactions; (c) refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to the de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees who are registered with the NASD from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Trust, on behalf of each Fund has entered into a Master Investment Advisory Agreement dated June 21, 2000 (the "Master Advisory Agreement") and a Master Administrative Services Agreement (the "Master Administrative Services Agreement") with AIM. In addition, AIM has entered into a Master Sub-Advisory Agreement (the "Master Sub-Advisory Agreement") with AIM Capital with respect to Charter, Weingarten and Constellation. A prior investment advisory agreement with substantially similar terms to the Master Advisory Agreement and a prior administrative services agreement with substantially similar terms to the Master Administrative Services Agreement were in effect prior to June 21, 2000.

         Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Pursuant to the Master Administrative Services Agreement, AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Funds, including the services of a principal financial officer of the Funds and related staff. As compensation to AIM for its services under the Master Administrative Service Agreements, the Funds reimburse AIM for expenses incurred by AIM or its subsidiaries in connection with such services.

         Under the terms of the Master Sub-Advisory Agreement, AIM has appointed AIM Capital to provide certain investment advisory services for each of Charter, Constellation and Weingarten, subject to overall supervision by AIM and the Trust's Board of Trustees. Certain of the trustees and officers of AIM Capital are also executive officers of the Trust.

         Under the terms of the Sub-Advisory Agreement, dated June 21, 2000 (the "Sub-Advisory Agreement"), AIM has appointed H.S. Dent Advisors, Inc. to provide certain investment advisory services for Demographic Trends, subject to overall supervision by AIM and the Trust's Board of Trustees.

         Both the Master Advisory Agreement and the Master Sub-Advisory Agreement provide that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM or AIM Capital, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         The Master Advisory Agreement, the Master Sub-Advisory Agreement and Sub-Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the trustees who are not parties to the agreements or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. Each agreement provides that the Funds, AIM (in the case of the Master Advisory Agreement) or AIM Capital (in the case of the Master Sub-Advisory Agreement) may terminate such agreement on 60 days' written notice without penalty Each agreement terminates automatically in the event of its assignment.

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions set forth in the Master Advisory Agreement may not be terminated without shareholder approval.

         AIM has voluntarily agreed, effective July 1, 2000, to waive advisory fees for Blue Chip, Charter, Constellation and Weingarten of 0.025% for each $5 billion increment in net assets in excess of $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM contractually agreed through June 30, 2000 to a reduction of advisory fees for Charter, Constellation and Weingarten at net asset levels higher than those currently incorporated in the advisory fee schedule. Accordingly, with respect to each of Charter and Constellation, AIM received a fee calculated at an annual rate of 1.0% of the first $30 million of such Fund's average daily net assets, plus 0.75% of such Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of such Fund's average daily net assets in excess of $150 million. With respect to Weingarten, AIM's fee is calculated at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million.

         With respect to Aggressive Growth, AIM's fee is calculated at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. With respect to Capital Development, AIM is entitled to receive a fee calculated at an annual rate of 0.75% of the first $350 million of such Fund's average daily net assets, plus 0.625% of such Fund's average daily net assets in excess of $350 million. With respect to Demographic Trends, AIM is entitled to receive a fee calculated at an annual rate of 0.85% of the first $2 billion of average daily net assets plus 0.80% of the Fund's average daily net assets in excess of $2 billion. With respect to Emerging Growth, AIM is entitled to receive a fee calculated at an annual rate of 0.85% of the first $1 billion of average daily net assets plus 0.80% of the Fund's assets in excess of $1 billion. With respect to Large Cap Basic Value, AIM is entitled to receive a fee calculated at an annual rate of 0.60% of the first $1 billion of average daily net assets, plus 0.575% of the Fund's average daily net assets in excess of $1 billion to and including $2 billion of average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $2 billion. With respect to Large Cap Growth, AIM is entitled to receive a fee calculated at an annual rate of 0.75% of the first $1 billion of such Fund's average daily net assets, plus 0.70% of such Fund's average daily net assets in excess of $1 billion to and including $2 billion, plus 0.625% of such Fund's average daily net assets in excess of $2 billion. With respect to Mid Cap, AIM is entitled to receive a fee calculated at an annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $1 billion.

         As compensation for its services, AIM pays 50% of the advisory fees it receives pursuant to the Master Advisory Agreement with respect to Charter, Constellation and Weingarten to AIM Capital.

         As compensation for its services, AIM pays H. S. Dent Advisors, Inc. a fee, with respect to Demographic Trends, calculated at an annual rate of 0.13% of the first $1 billion of such Fund's average daily net assets, plus 0.10% of such Fund's average daily net assets in excess of $1 billion to and including $2 billion of the Fund's average daily net asets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion.

         Each Fund paid to AIM the following advisory fees net of any expense limitations (fee waivers) for the years ended October 31, 1999, 1998 and 1997:

                                       1999           1998              1997
                                       ----           ----              ----
Aggressive Growth ...........      $17,085,022      $21,617,925      $19,244,957
Blue Chip ...................       21,592,076        8,680,763        3,154,473
Capital Development .........        8,102,504        7,886,238        3,371,800
Charter .....................       39,884,618       31,058,588       24,725,606
Constellation ...............       87,350,901       86,555,468       80,116,284
Demographic Trends ..........          646,554              N/A              N/A
Large Cap Basic Value .......              -0-              N/A              N/A
Large Cap Growth ............           10,176              N/A              N/A
Weingarten ..................       50,710,809       40,657,216       35,300,671

         For the fiscal year ended October 31, 1999, 1998 and 1997, AIM waived advisory fees for each Fund as follows:

                                         1999           1998              1997
                                         ----           ----              ----
Aggressive Growth ..............      $        0      $        0      $        0
Blue Chip ......................               0               0         100,380
Capital Development ............               0               0         262,189
Charter ........................       1,130,089         762,337         498,463
Constellation ..................       3,107,849       3,074,705       2,805,955
Demographic Trends .............          43,724             N/A             N/A
Large Cap Basic Value ..........           2,279             N/A             N/A
Large Cap Growth ...............          32,079             N/A             N/A
Weingarten .....................       4,288,405       2,917,461       2,187,021

         AIM, in turn, paid the following sub-advisory fees to AIM Capital, as sub-advisor for Charter, Constellation and Weingarten, for the years ended October 31, 1999, 1998 and 1997:

                                    1999               1998              1997
                                    ----               ----              ----
Charter ..................       $19,942,309       $15,529,294       $12,362,803
Constellation ............        43,675,451        43,277,734        40,058,142
Weingarten ...............        25,355,405        20,328,608        17,650,335

         AIM paid the following sub-advisory fees to H.S. Dent Advisors, Inc. for Demographic Trends for the period June 7, 1999 through October 31, 1999 as follows:

                                    1999
                                    ----
Demographic Trends........        $105,572

         The payments set forth above were made pursuant to a substantially similar advisory agreement between AIM and the Trust's predecessor.

         In addition, if a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Master Investment Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

         The Master Administrative Services Agreement provides that AIM may perform or arrange for the performance of certain accounting and other administrative services to each Fund. For such services, AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Trust's Board of Trustees. The Master Administrative Services Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose.

         In addition, the Transfer Agency and Service agreement for the Fund provides that A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly owned subsidiary of AIM, will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts.

         The Funds paid AIM the following amounts as reimbursement of administrative services costs for the years ended October 31, 1999, 1998 and 1997:

                                            1999           1998           1997
                                            ----           ----           ----
Aggressive Growth .................       $126,956       $108,996       $ 97,609
Blue Chip .........................        153,309         85,043         73,653
Capital Development ...............        111,632         85,252         74,810
Charter ...........................        235,274        152,008        127,908
Constellation .....................        431,120        295,926        251,513
Demographic Trends ................         16,849            N/A            N/A
Large Cap Basic Value .............         16,849            N/A            N/A
Large Cap Growth ..................         29,197            N/A            N/A
Weingarten ........................        281,500        179,633        163,243

         The payments set forth in the table above were made pursuant to a substantially similar administrative services agreement between AIM and the Trust's predecessor.

                             THE DISTRIBUTION PLANS

THE CLASS A AND C PLAN

         The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares pay 0.35% per annum of their daily average net assets in the case of Blue Chip, Capital Development, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap, 0.30% per annum of their average daily net assets in the case of

Charter, Constellation and Weingarten and 0.25% per annum of the average net assets of Aggressive Growth as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap, and Weingarten pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan.

THE CLASS B PLAN

         The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Funds pay a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including, but not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

BOTH PLANS

         Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds and the Trust; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold shares of the Funds; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         The Trust may also enter into Variable Group Annuity Contractholder Service Agreements ("Variable Contract Agreements") on behalf of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten authorizing payments to selected insurance companies offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under Section 401(a) of the Code. Services provided pursuant to such Variable Contract Agreements may include some or all of the following: answering inquiries regarding the Fund and the Trust; performing sub-accounting; establishing and maintaining Contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of contract account balances; forwarding such reports and notices to Contractholders relative to the Fund as deemed necessary; generally, facilitating communications with Contractholders concerning investments in a Fund on behalf of Plan participants; and performing such other administrative services as deemed to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation to provide such services.

         Under a Shareholder Service Agreement, the Funds agree to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Funds' shares are held.

         The Plans are subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions. AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         For the fiscal year ended October 31, 1999, with respect to Class A shares, Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation and Weingarten paid AIM Distributors under the Class A and C Plan $6,704,485, $6,217,528, $2,355,478, $13,556,239, $40,983,445 and $22,561,363,
respectively, or an amount equal to 0.25%, 0.35%, 0.35%, 0.30%, 0.30%, and 0.30%, respectively, of the Fund's Class A shares average daily net assets. For the period June 7, 1999 (date operations commenced) through October 31, 1999, with respect to Class A shares, Demographic Trends paid AIM Distributors under the Class A and C Plan $112,110, or an amount equal to 0.35% of the Fund's Class A shares average daily net assets. For the period June 30, 1999 (date operations commenced) through October 31, 1999, with respect to Class A shares, Large Cap Basic Value paid AIM Distributors under the Class A and C Plan $1,330, or an amount equal to 0.35% of the Fund's Class A shares average daily net assets. For the period March 1, 1999 (date operations commenced) through October 31, 1999, with respect to Class A shares, Large Cap Growth paid AIM Distributors under the Class A and C Plan $13,159, or an amount equal to 0.35% of the Fund's Class A shares average daily net assets.

         For the fiscal year ended October 31, 1999, with respect to Class B shares, Blue Chip, Capital Development, Charter, Constellation and Weingarten paid AIM Distributors under the Class B Plan $13,837,276, $4,981,777, $18,631,086, $4,365,731 and $10,382,904, respectively, or an amount equal to
1.00%, 1.00%, 1.00%, 1.00% and 1.00%, respectively, of the Fund's Class B shares average daily net assets. For the period June 7, 1999 (date operations commenced) through October 31, 1999, with respect to Class B shares, Demographic Trends paid AIM Distributors under the Class B Plan $79,099, or an amount equal to 1.00% of the Class B shares average daily net assets. For the period March 1, 1999 (date operations commenced) through October 31, 1999, with respect to Class B shares, Aggressive Growth paid AIM Distributors under the Class B Plan $79,099, or an amount equal to 1.00% of the Fund's Class B shares average daily net assets. For the period April 5, 1999 (date operations commenced) through October 31, 1999, with respect to Class B shares, Large Cap Growth paid AIM Distributors under the Class B Plan $16,134, or an amount equal to 1.00% of the Fund's Class B shares average daily net assets.

         For the fiscal year ended October 31, 1999, with respect to Class C shares, Blue Chip, Capital Development, Charter, Constellation and Weingarten paid AIM Distributors under the Class A and C Plan $2,245,680, $552,292, $809,235, $1,175,217 and $593,913, respectively, or an amount equal to 1.00%,
1.00%, 1.00%, 1.00% and 1.00%, respectively, of the Fund's Class C shares average daily net assets on an annualized basis. For the period March 1, 1999 (date operations commenced) through October 31, 1999, with respect to Class C shares, Aggressive Growth paid AIM Distributors under the Class A and C Plan $21,997, or an amount equal to 1.00% of the Fund's Class C shares average daily net assets. For the period June 7, 1999 (date operations commenced) through October 31, 1999, with respect to Class C shares, Demographic Trends paid AIM Distributors under the Class A and C Plan $104,204, or an amount equal to 1.00% of the Fund's Class C shares average daily net assets. For the period April 5, 1999 (date operations commenced) through October 31, 1999, with respect to Class C shares, Large Cap Growth paid AIM Distributors under the Class A and C Plan $2,610, or an amount equal to 1.00% of the Fund's Class C shares average daily net assets.

         The payments set forth in the prior three paragraphs were made pursuant to substantially similar distribution plans adopted by the Trust's predecessor.

         An estimate by category of actual fees paid by the following Funds under the Class A and C Plan during the year ended October 31, 1999, were allocated as follows:

CLASS A                                                                       COMPENSATION    COMPENSATION        COMPENSATION
                                            PRINTING                               TO              TO                  TO
                        ADVERTISING       AND MAILING         SEMINARS        UNDERWRITERS       DEALERS         SALES PERSONNEL
                        -----------       -----------         --------        ------------    -------------      ---------------
Aggressive Growth           95,349             9,772            30,057            -0-            6,569,306             -0-
Blue Chip                  671,274            65,487           199,512            -0-            5,281,254             -0-
Capital Development        436,181            39,546           110,715            -0-            1,769,036             -0-
Charter                  1,218,066           116,743           349,090            -0-           11,872,339             -0-
Constellation            3,563,197           338,897           996,262            -0-           36,085,089             -0-
Demographic Trends          17,793             1,740             4,932            -0-               97,645             -0-
Large Cap Basic Value          -0-               -0-               -0-            -0-                  -0-             -0-
Large Cap Growth             3,306               156               866            -0-                8,831             -0-
Weingarten              $2,249,745          $216,357          $648,786            -0-          $19,446,474             -0-

         An estimate by category of actual fees paid by the following Funds under the Class B Plan during the year ended October 31, 1999, were allocated as follows:

CLASS B                                                                       COMPENSATION    COMPENSATION        COMPENSATION
                                            PRINTING                               TO              TO                  TO
                        ADVERTISING       AND MAILING         SEMINARS        UNDERWRITERS       DEALERS         SALES PERSONNEL
                        -----------       -----------         --------        ------------    -------------      ---------------
Aggressive Growth           5,446               539              1,995              57,074          11,045            -0-
Blue Chip                 844,375            82,717            255,301          10,377,957       2,276,926            -0-
Capital Development       261,463            23,437             65,746           3,736,332         894,797            -0-
Charter                   544,048            52,114            155,553          13,973,314       3,906,056            -0-
Constellation             341,062            32,532             94,612           3,274,298         623,226            -0-
Demographic Trends         28,034             2,724              7,690             269,251          51,302            -0-
Large Cap Basic Value         -0-               -0-                -0-                 -0-             -0-            -0-
Large Cap Growth              941               -0-                -0-              12,100           3,092            -0-
Weingarten               $339,789           $35,042           $113,321         $ 7,787,178      $2,107,574            -0-

         An estimate by category of actual fees paid by the following Funds under the Class A and C Plan during the fiscal year ended October 31, 1999, were allocated as follows:

CLASS C                                                                       COMPENSATION    COMPENSATION        COMPENSATION
                                            PRINTING                               TO              TO                  TO
                        ADVERTISING       AND MAILING         SEMINARS        UNDERWRITERS       DEALERS         SALES PERSONNEL
                        -----------       -----------         --------        ------------    -------------      ---------------
Aggressive Growth             705             45                 500               17,998         2,750                -0-
Blue Chip                   9,155            941               3,024            1,300,000       932,560                -0-
Capital Development         5,473            567               1,576              311,000       233,676                -0-
Charter                     5,333            536               1,736              514,000       287,720                -0-
Constellation               7,671            794               2,385              598,000       566,366                -0-
Demographic Trends          6,091            583               1,716               85,000        10,813                -0-
Large Cap Basic Value         -0-            -0-                 -0-                  -0-           -0-                -0-
Large Cap Growth              -0-            -0-                 -0-                  -0-           -0-                -0-
Weingarten                  6,507            644               1,842              385,912       199,008                -0-

         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

         The Plans do not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         Unless the Plans are terminated earlier in accordance with their terms, the Plans continue in effect from year to year as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.

         The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid by holders of Class A shares under the Class A and C Plan, the Class B shares of the Fund will no longer convert into Class A shares of the Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan and the Class B Plan are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.35% of average daily net assets of Blue Chip, Capital Development, Demographic Trends, Emerging Growth, Large Cap Basic Value and Large Cap Growth's Class A shares, 0.30% of average daily net assets of Charter, Constellation, Mid Cap and Weingarten's Class A shares and up to 0.25% of average daily net assets of Aggressive Growth's Class A shares as compared to 1.00% of such assets of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                 THE DISTRIBUTOR

         The Trust has entered into distribution arrangements with AIM Distributors, P.O. Box 4739, Houston, TX 77210-4739, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor in the continuous offering of Class A, Class B and Class C shares of the Funds. Certain trustees and officers of the Trust are affiliated with AIM Distributors. The Trust has entered into a Master Distribution Agreement with AIM Distributors relating to the Class A shares and Class C shares of the Funds and a Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Funds. Both such Master Distribution Agreements are hereinafter collectively, referred to as the "Distribution Agreements."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Retail Classes of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM

Distributors sells Class B shares of the Funds at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors.

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Funds relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds and Class C shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares.

         In the future, if multiple distributors serve Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap or Weingarten, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of such Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of the Funds) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not effect the obligations of Class B shareholders to pay contingent deferred sales charges.

         From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreement relating to Class B shares in order to finance distribution expenditures in respect of Class B shares.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the years or periods ended October 31, 1999, 1998 and 1997:

                                   1999                        1998                       1997

                            SALES         AMOUNT       SALES         AMOUNT        SALES          AMOUNT
                           CHARGES       RETAINED     CHARGES       RETAINED      CHARGES        RETAINED
                           -------       --------     -------       --------      -------        --------
Aggressive Growth        $ 4,577,455   $    11,447   $ 4,551,806   $   763,601   $42,392,109   $ 5,850,410
Blue Chip                 17,947,219     2,766,794     9,984,437     1,557,995     7,418,585     1,139,512
Capital Development        2,418,486       386,856    10,092,451     1,536,318     7,852,157     1,212,125
Charter                   13,015,260     2 030,454    12,198,981     1,892,699    13,683,388     2,129,799
Constellation             20,107,015     3,182,696    34,242,618     5,261,392    68,714,717    10,566,898
Demographic Trends*        3,822,764       551,702           N/A           N/A           N/A           N/A
Large Cap Basic Value*           -0-           -0-           N/A           N/A           N/A           N/A
Large Cap Growth             *80,087        12,562           N/A           N/A           N/A           N/A
Weingarten                13,839,324     2,209,013    10,455,825     1,654,675     9,534,039     1,521,630

-------------------
* Class A shares of Demographic Trends, Large Cap Basic Value and Large Cap Growth commenced operations on June 7, 1999, June 30, 1999 and March 1, 1999, respectively.

    The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders for the fiscal years or periods ended October 31, 1999, 1998 and 1997:

                                   1999        1998        1997
                                   ----        ----        ----
    Aggressive Growth* ........  $ 45,944   $ 86,211        N/A
    Blue Chip* ................   177,813     61,498   $ 50,289
    Capital Development* ......   120,769    108,532     14,049
    Charter* ..................    96,080    161,792     62,653
    Constellation* ............   605,519    510,316    253,473
    Demographic Trends* .......     3,886        N/A        N/A
    Large Cap Basic Value .....       -0-        N/A        N/A
    Large Cap Growth* .........       373        N/A        N/A
    Weingarten ................   156,642     55,685     38,015

----------------

    * Class A shares of Demographic Trends, Large Cap Basic Value and Large Cap Growth commenced operations on June 7, 1999, June 30, 1999 and March 1, 1999, respectively.

Class B shares of Aggressive Growth, Constellation, Demographic Trends and Large Cap Growth commenced operations on March 1, 1999, November 3, 1997, June 7, 1999 and April 5, 1999, respectively.

Class C shares of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Large Cap Growth and Weingarten commenced operations on March 1, 1997, August 4, 1997, August 4, 1997, August 4, 1997, August 4, 1997, June 7, 1999, April 5, 1999 and August 4, 1997, respectively.

                      SALES CHARGES AND DEALER CONCESSIONS

         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM European Development Fund, AIM Euroland Growth Fund, AIM Global Utilities Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Large Cap Opportunities Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Growth Fund, AIM Mid Cap Opportunities Fund, AIM Select Growth Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund and AIM Weingarten Fund.

                                                                                                    Dealer
                                                                                                  Concession
                                                                Investor's Sales Charge           ----------
                                                            -----------------------------            As a
                                                                As a              As a            Percentage
                                                             Percentage        Percentage           of the
                                                            of the Public      of the Net           Public
                     Amount of Investment in                  Offering          Amount             Offering
                      Single Transaction(1)                     Price          Invested              Price
                      ---------------------                 -------------     -----------         -----------
                          Less than $   25,000                  5.50%            5.82%               4.75%
               25,000 but less than $   50,000                  5.25             5.54                4.50
             $ 50,000 but less than $  100,000                  4.75             4.99                4.00
             $100,000 but less than $  250,000                  3.75             3.90                3.00
             $250,000 but less than $  500,000                  3.00             3.09                2.50
             $500,000 but less than $1,000,000                  2.00             2.04                1.60

------------------
         (1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

         CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.

                                                                                                    Dealer
                                                                                                  Concession
                                                                Investor's Sales Charge           ----------
                                                            -----------------------------            As a
                                                                As a              As a            Percentage
                                                             Percentage        Percentage           of the
                                                            of the Public      of the Net           Public
                     Amount of Investment in                  Offering          Amount             Offering
                        Single Transaction                      Price          Invested              Price
                     ----------------------                 -------------     -----------         -----------
                          Less than $   50,000                  4.75%            4.99%               4.00%
             $ 50,000 but less than $  100,000                  4.00             4.17                3.25
             $100,000 but less than $  250,000                  3.75             3.90                3.00
             $250,000 but less than $  500,000                  2.50             2.56                2.00
             $500,000 but less than $1,000,000                  2.00             2.04                1.60

         CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

                                                                                                    Dealer
                                                                                                  Concession
                                                                Investor's Sales Charge           ----------
                                                            -----------------------------            As a
                                                                As a              As a            Percentage
                                                             Percentage        Percentage           of the
                                                            of the Public      of the Net           Public
                     Amount of Investment in                  Offering          Amount             Offering
                       Single Transaction                      Price          Invested              Price
                     ----------------------                 -------------     -----------         -----------
                         Less than $  100,000                   1.00%            1.01%               0.75%
            $100,000 but less than $  250,000                   0.75             0.76                0.50
            $250,000 but less than $1,000,000                   0.50             0.50                0.40

         There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

         ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

         In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

         AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B shares or Class C shares for purposes of the sales charges and dealer concessions discussed above.

         AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.

                       REDUCTIONS IN INITIAL SALES CHARGES

         Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         The term "purchaser" means:

         o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

         o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

                  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                  b. each transmittal must be accompanied by a single check or wire transfer; and

                  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

         o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE
                  IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

         o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

         1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM

Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

         Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

         To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund and (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund,
(ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

         The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o        AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for trustees of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

         o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

         o        Purchases through approved fee-based programs;

         o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds.

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time; and

         o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund.

         As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.

                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA,

Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from A tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;
(4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following:

         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM; and

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares of funds in sales charge Categories I and II (see "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

         o        Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

         o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.

                        HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of the Funds may be purchased appears in each Prospectus under the caption "Purchasing Shares - How to Purchase Shares."

         The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are listed under the caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

         Complete information concerning the method of exchanging shares of the Funds for shares of the other mutual funds managed or advised by AIM is set forth in each Prospectus under the caption "Exchanging Shares."

         Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the caption "Redeeming Shares - How to Redeem Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. AIM intends to redeem all shares of the Funds in cash.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number "TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         (1)      the investor fails to furnish a correct TIN to the Fund, or

         (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1) (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

    o   a corporation

    o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)

    o   the United States or any of its agencies or instrumentalities

    o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

    o a foreign government or any of its political subdivisions, agencies or instrumentalities

    o an international organization or any of its agencies or instrumentalities

    o   a foreign central bank of issue

    o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

    o a futures commission merchant registered with the Commodity Futures Trading Commission

    o   a real estate investment trust

    o   an entity registered at all times during the tax year under the 1940 Act

    o   a common trust fund operated by a bank under Section 584(a)

    o   a financial institution

    o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

    o   a trust exempt from tax under Section 664 or described in Section 4947

        Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

         IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                          NET ASSET VALUE DETERMINATION

         The net asset value of a share of each Fund is determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE will generally be used. The net asset values per share of the Retail Classes and the Institutional Class will differ because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution and service fees and transfer agency fees (to the extent different rates are charged to different classes) are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day, prior to the determination of net asset value. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market system) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair value are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchasing Shares"How to Purchase Shares," and "Redeeming Shares"How to Redeem Shares" and "Pricing of Shares" in each Prospectus.)

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans"Automatic Dividend Investment." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the companies, and securities of other issuers, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or (c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will generally be treated as a short-term capital gain or loss. In the case of covered options, gain or loss may be long-term.

         Other hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date) unless the closed transaction exception applies.

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% for non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

         Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. A shareholder of a Fund electing to use equalization accounting, however, is likely to be taxed on less gain recognized prior to the date the shareholder acquires his shares since such gain will in many cases have been allocated to shares of the Fund that have previously been redeemed. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of

Code Section 246(c)(3)and(4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend, and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund, or
(b) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from the AMT.

         Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (a) who has provided either an incorrect tax identification number or no number at all, (b) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (c) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within thirty (30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and
(4) (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

     If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

REINSTATEMENT PRIVILEGE

     For federal income tax purposes, exercise of your reinstatement privilege may increase the amount of gain or reduce the amount of loss recognized in the original redemption transaction, because the initial sales charge will not be taken into account in determining such gain or loss to the extent there has been a reduction in the initial sales charge. Loss may be deferred if you reinstate by purchasing shares of the same fund within 30 days of your original redemption (i.e., the wash sale rules will apply).

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and return of capital distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 24, 2000. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                            SHAREHOLDER INFORMATION

     This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

     TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

     SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them.

     SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

     Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

     Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

     EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to the close of the customary trading session of the NYSE. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

     By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

     REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

     TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Contract option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

     DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

     For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

     Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

     Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

     Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net assets value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                          MISCELLANEOUS INFORMATION


CHARGES FOR CERTAIN ACCOUNT INFORMATION

     The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

     The Board of Trustees will issue semi-annual reports of the transactions of the Funds to the shareholders. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG LLP, 700 Louisiana, Bank of America Building, Houston, Texas 77002, currently serves as the auditors of each Fund.

LEGAL MATTERS

     Certain legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM, P. O. Box 4739, Houston, Texas 77210-4739, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

     Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has entered into an agreement with the Trust (and certain other AIM Funds), First Data Investor Service Group and Financial Data Services, Inc., pursuant to which MLPF&S has agreed to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

PRINCIPAL HOLDERS OF SECURITIES

AGGRESSIVE GROWTH

     To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Aggressive Growth as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                                      Percent                      Percent Owned
Name and Address                                      Owned of                     of Record and
of Record Owner                                      Record only*                  Beneficially
---------------                                      ------------                  ------------
Retail Class A Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  13.78%                            - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

The Manufacturers Life Insurance Co.                  6.54%                            - 0 -
C/O Manulife Financial USA
Attn:  Rosie Chuck Srs. Acctg.
250 Bloor Street East 7th Floor
Toronto, Ontario, Canada M4W 1E5

Retail Class B Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                   7.72%                            - 0 -
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  23.35%                            - 0 -
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246

BLUE CHIP

     To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Blue Chip as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                   8.20%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

--------------------------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                      Percent                      Percent Owned
Name and Address                                      Owned of                     of Record and
of Record Owner                                      Record only*                  Beneficially
---------------                                      ------------                  ------------
Retail Class B Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  10.52%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

Retail Class C Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  20.34%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Banc One Securities Corp. FBO                         7.19%                        -0-
The One Investment Solution
733 Greencrest Drive
Westerville, OH  43081

CAPITAL DEVELOPMENT
         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Capital Development as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  10.66%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  14.46%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

--------------------------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                      Percent                      Percent Owned
Name and Address                                      Owned of                     of Record and
of Record Owner                                      Record only*                  Beneficially
---------------                                      ------------                  ------------
Retail Class C Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  19.25%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Coastgear & Company                                   6.93%                        - 0 -
State Street Bank & Trust
Attn:  Kevin Smith
125 Rosemont Avenue
Westwood, MA  02090

CHARTER
     To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Charter as of May 18, 2000, and the Institutional Class of Charter as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  12.96%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Great-West Life and Annuity Insurance Co.             6.91%                        - 0 -
401(k) Unit Valuations
Attn:  Mutual Fund Trading 2T2
8515 E. Orchard
Englewood, CO 80111

Retail Class B Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                   8.48%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

--------------------------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                      Percent                      Percent Owned
Name and Address                                      Owned of                     of Record and
of Record Owner                                      Record only*                  Beneficially
---------------                                      ------------                  ------------
Retail Class C Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  19.04%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Institutional Class
-------------------
Commonwealth of Massachusetts                        96.01%                        - 0 -
One Ashburton Place
12th Floor
Boston, MA  02108

CONSTELLATION
     To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Constellation as of May 18, 2000, and of the Institutional Class of Constellation as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  15.84%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                   7.15%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  22.84%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

--------------------------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                      Percent                      Percent Owned
Name and Address                                      Owned of                     of Record and
of Record Owner                                      Record only*                  Beneficially
---------------                                      ------------                  ------------
Banc One Securities Corp. FBO                         8.81%                        - 0 -
The One Investment Solution
733 Greencrest Drive
Westerville, OH  43081

Institutional Class
-------------------
Nationwide Ohio Variable Account                     39.14%                        - 0 -
P.O. Box 182029
C/O IPO Portfolio Accounting
Columbus, Ohio 43218

Commonwealth of Massachusetts                        34.16%                        - 0 -
Deferred Compensation Plan Trust
One Ashburton Place
12th Floor
Boston, MA 02108

Frontier Trust FBO NDC's Retirement                   7.22%                        - 0 -
  Plans - NR
Attn:  Reconciliation Dept.
P. O. Box 20629
Columbus, OH  43220-0629

DEMOGRAPHIC TRENDS

     To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Demographic Trends as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                   8.62%                        - 0 -
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  17.28%                        - 0 -
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

--------------------------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                Percent                   Percent Owned
Name and Address                                Owned of                  of Record and
of Record Owner                                Record only                 Beneficially
----------------                               -----------               -------------
Retail Class C Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  21.28%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246



EMERGING GROWTH

     To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Emerging Growth as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                   8.52%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

Retail Class B Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                   6.66%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

Retail Class C Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  24.91%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

--------------------------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

LARGE CAP BASIC VALUE

     To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Large Cap Basic Value as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                                      Percent                      Percent Owned
Name and Address                                      Owned of                     of Record and
of Record Owner                                      Record only*                  Beneficially
---------------                                      ------------                  ------------
Retail Class A Shares
---------------------
A I M Advisors, Inc.                                 91.28%**                      - 0 -
Attn: David Hessel
11 Greenway Plaza, Suite 100
Houston, TX 77046

LARGE CAP GROWTH

     To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Large Cap Growth as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class C Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                   8.62%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

MID CAP

     To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Mid Cap as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                   7.91%**                      - 0 -
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

--------------------------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.
** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

                                                      Percent                      Percent Owned
Name and Address                                      Owned of                     of Record and
of Record Owner                                      Record only*                  Beneficially
---------------                                      ------------                  ------------
Retail Class B Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  26.16%**                      - 0 -
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  24.91%**                      - 0 -
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

WEINGARTEN

     To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Weingarten as of May 18, 2000, and the Institutional Class of Weingarten as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  16.30%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd  Floor
Jacksonville, FL  32246

Great-West Life and Annuity                           5.61%                        - 0 -
Insurance Co.
401(K) Unit Valuations
Attn:  Mutual Fund Trading 2T2
8515 E. Orchard
Englewood, CO 80111

Retail Class B Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                   9.41%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

--------------------------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.
** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

                                                       Percent                     Percent Owned
Name and Address                                      Owned of                     of Record and
of Record Owner                                      Record only*                  Beneficially
---------------                                      ------------                  ------------
Retail Class C Shares
---------------------
Merrill Lynch Pierce Fenner & Smith                  19.99%                        - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Institutional Class
-------------------
Commonwealth of Massachusetts                        85.53%                        - 0 -
Deferred Compensation Plan Trust
One Ashburton Place
12th Floor
Boston, MA 02108

Frontier Trust PBO NDC's                              7.83%                        - 0 -
  Retirement Plans - NR
Attn:  Reconciliation Dept.
P.O. Box 20629
Columbus, OH 432220-0629

     As of May 18, 2000, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each class of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten. As of May 18, 2000, the trustees and officers of the Trust as a group owned 1.54% of the outstanding Class A shares of Emerging Growth.

OTHER INFORMATION

     Each Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

--------------------------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                    APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

     Commercial paper rated by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well-established, and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's Commercial Paper is rated A-1 or A-2. A-1 indicates the degree of safety regarding time of payment is very strong. A-2 indicates that the capacity for timely payment is strong, but that the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S

     Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.


DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

MOODY'S

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                              FINANCIAL STATEMENTS













                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-97.03%

AIR FREIGHT-0.39%

Expeditors International of
  Washington, Inc.                     300,000   $   11,212,500
---------------------------------------------------------------

AIRLINES-0.58%

Alaska Air Group, Inc.(a)              100,000        3,975,000
---------------------------------------------------------------
Ryanair Holdings PLC-ADR
  (Ireland)(a)                         300,000       12,375,000
---------------------------------------------------------------
                                                     16,350,000
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.65%

Gentex Corp.(a)                        350,000        6,015,625
---------------------------------------------------------------
Meritor Automotive, Inc.               403,300        6,830,894
---------------------------------------------------------------
Tower Automotive, Inc.(a)              350,000        5,709,375
---------------------------------------------------------------
                                                     18,555,894
---------------------------------------------------------------

BANKS (REGIONAL)-1.57%

Bank United Corp.-Class A              325,000       12,675,000
---------------------------------------------------------------
First Republic Bank(a)                 300,000        7,500,000
---------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)   750,000       13,031,250
---------------------------------------------------------------
Trustmark Corp.                        500,000       11,437,500
---------------------------------------------------------------
                                                     44,643,750
---------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.32%

Canandaigua Brands, Inc.-Class
  A(a)                                 150,000        9,075,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.10%

Hispanic Broadcasting Corp.(a)         225,000       18,225,000
---------------------------------------------------------------
Radio One, Inc.(a)                     260,000       12,967,500
---------------------------------------------------------------
                                                     31,192,500
---------------------------------------------------------------

BUILDING MATERIALS-0.68%

Elcor Corp.                            450,000       11,081,250
---------------------------------------------------------------
Simpson Manufacturing Co., Inc.(a)     200,000        8,112,500
---------------------------------------------------------------
                                                     19,193,750
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.71%

Cambrex Corp.                          190,200        5,753,550
---------------------------------------------------------------
OM Group, Inc.                         500,000       18,750,000
---------------------------------------------------------------
Optical Coating Laboratory, Inc.       225,000       24,046,875
---------------------------------------------------------------
                                                     48,550,425
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-6.99%

ADTRAN, Inc.(a)                      1,000,000       37,125,000
---------------------------------------------------------------
ANTEC Corp.(a)                         200,000        9,700,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)           275,000       31,212,500
---------------------------------------------------------------
Dycom Industries, Inc.(a)              311,700       10,149,731
---------------------------------------------------------------
Harmonic, Inc.(a)                      700,000       41,562,500
---------------------------------------------------------------
MasTec, Inc.(a)                        500,000       16,375,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Polycom, Inc.(a)                       600,000   $   30,000,000
---------------------------------------------------------------
Proxim, Inc.(a)                        250,000       11,703,125
---------------------------------------------------------------
Sycamore Networks, Inc.(a)              50,000       10,750,000
---------------------------------------------------------------
                                                    198,577,856
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.64%

National Instruments Corp.(a)        1,000,000       30,062,500
---------------------------------------------------------------
Visual Networks, Inc.(a)               400,000       16,650,000
---------------------------------------------------------------
                                                     46,712,500
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.98%

Emulex Corp.(a)                        400,000       62,375,000
---------------------------------------------------------------
Foundry Networks, Inc.(a)               50,100        9,493,950
---------------------------------------------------------------
Gadzoox Networks, Inc.                   6,300          299,407
---------------------------------------------------------------
VeriSign, Inc.(a)                      100,000       12,350,000
---------------------------------------------------------------
                                                     84,518,357
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-4.33%

Actel Corp.(a)                         439,500        8,295,562
---------------------------------------------------------------
Cybex Computer Products Corp.(a)       350,000       13,671,875
---------------------------------------------------------------
DSP Communications, Inc.(a)            650,000       22,871,875
---------------------------------------------------------------
Network Appliance, Inc.(a)             125,000        9,250,000
---------------------------------------------------------------
QLogic Corp.(a)                        300,000       31,237,500
---------------------------------------------------------------
SanDisk Corp.(a)                       400,000       24,250,000
---------------------------------------------------------------
Xircom, Inc.(a)                        264,400       13,335,675
---------------------------------------------------------------
                                                    122,912,487
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-10.35%

Business Objects S.A.-ADR
  (France)(a)                          250,000       18,000,000
---------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                     300,000       34,706,250
---------------------------------------------------------------
Citrix Systems, Inc.(a)                250,000       16,031,250
---------------------------------------------------------------
Concord Communications, Inc.(a)        150,000        7,790,625
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       400,000       16,125,000
---------------------------------------------------------------
Gemstar International Group Ltd.(a)    200,000       17,375,000
---------------------------------------------------------------
ISS Group, Inc.(a)                     200,000        7,625,000
---------------------------------------------------------------
Macromedia, Inc.(a)                    225,000       14,498,437
---------------------------------------------------------------
Mercury Interactive Corp.(a)           300,000       24,337,500
---------------------------------------------------------------
Micromuse, Inc.(a)                     125,000       13,359,375
---------------------------------------------------------------
Mission Critical Software, Inc.(a)     238,900       14,065,237
---------------------------------------------------------------
Peregrine Systems, Inc.(a)             250,000       10,968,750
---------------------------------------------------------------
QRS Corp.(a)                           152,550        8,485,594
---------------------------------------------------------------
Rational Software Corp.(a)             550,000       23,512,500
---------------------------------------------------------------
ScanSource, Inc.(a)                    200,000        6,775,000
---------------------------------------------------------------
Symantec Corp.(a)                      250,000       11,937,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Transaction Systems Architects,
Inc.- Class A(a)                       200,000   $    6,150,000
---------------------------------------------------------------
VERITAS Software Corp.(a)              200,000       21,575,000
---------------------------------------------------------------
Verity, Inc.(a)                        300,000       20,662,500
---------------------------------------------------------------
                                                    293,980,518
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.44%

Fossil, Inc.(a)                        450,000       12,431,250
---------------------------------------------------------------

CONSUMER FINANCE-0.27%

AmeriCredit Corp.(a)                   250,000        4,343,750
---------------------------------------------------------------
Doral Financial Corp.                  251,200        3,218,500
---------------------------------------------------------------
                                                      7,562,250
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.53%

Patterson Dental Co.(a)                335,900       15,136,494
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.79%

Black Box Corp.(a)                     300,000       15,225,000
---------------------------------------------------------------
CommScope, Inc.(a)                     500,000       19,937,500
---------------------------------------------------------------
Cree Research, Inc.(a)                 600,000       25,612,500
---------------------------------------------------------------
DII Group, Inc.(a)                     350,000       12,600,000
---------------------------------------------------------------
Pinnacle Systems, Inc.(a)              400,000       11,100,000
---------------------------------------------------------------
Sanmina Corp.(a)                       200,000       18,012,500
---------------------------------------------------------------
Sawtek, Inc.(a)                        400,000       16,400,000
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)        700,000       17,106,250
---------------------------------------------------------------
                                                    135,993,750
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.56%

C-COR.net Corp.(a)                     150,000        5,887,500
---------------------------------------------------------------
Power-One, Inc.(a)                     500,000       10,000,000
---------------------------------------------------------------
                                                     15,887,500
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.14%

Aeroflex, Inc.(a)                      700,000        3,893,750
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-2.50%

Alpha Industries, Inc.(a)              899,950       49,722,237
---------------------------------------------------------------
Waters Corp.(a)                        400,000       21,250,000
---------------------------------------------------------------
                                                     70,972,237
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-9.92%

ANADIGICS, Inc.(a)                     400,000       15,400,000
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)        500,000       38,906,250
---------------------------------------------------------------
ATMI, Inc.(a)                          500,000       13,468,750
---------------------------------------------------------------
Burr-Brown Corp.(a)                    300,000       11,793,750
---------------------------------------------------------------
Dallas Semiconductor Corp.             350,000       20,606,250
---------------------------------------------------------------
Micrel, Inc.(a)                        300,000       16,312,500
---------------------------------------------------------------
Microchip Technology, Inc.(a)          750,000       49,968,750
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    200,000       18,850,000
---------------------------------------------------------------
SDL, Inc.(a)                           300,000       36,993,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Semtech Corp.(a)                       600,000   $   22,987,500
---------------------------------------------------------------
Texas Instruments, Inc.                251,150       22,540,712
---------------------------------------------------------------
TranSwitch Corp.(a)                    100,000        4,706,250
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         200,000        9,175,000
---------------------------------------------------------------
                                                    281,709,462
---------------------------------------------------------------

ENTERTAINMENT-0.18%

Cinar Films, Inc.-Class B
  (Canada)(a)                          300,000        5,212,500
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.54%

Advanced Energy Industries, Inc.(a)    400,000       16,450,000
---------------------------------------------------------------
Asyst Technologies, Inc.(a)            500,000       19,375,000
---------------------------------------------------------------
Brooks Automation, Inc.(a)             200,000        3,800,000
---------------------------------------------------------------
Credence Systems Corp.(a)              300,000       13,687,500
---------------------------------------------------------------
Cymer, Inc.(a)                         200,000        7,387,500
---------------------------------------------------------------
Etec Systems, Inc.(a)                  300,000       11,456,250
---------------------------------------------------------------
                                                     72,156,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.73%

NCO Group, Inc.(a)                     200,000        8,475,000
---------------------------------------------------------------
SEI Investments Co.                    125,000       12,183,594
---------------------------------------------------------------
                                                     20,658,594
---------------------------------------------------------------

FOODS-0.44%

Hain Food Group, Inc. (The)(a)         500,000       12,531,250
---------------------------------------------------------------

FOOTWEAR-0.50%

Steven Madden, Ltd.(a)                 500,000        6,125,000
---------------------------------------------------------------
Vans, Inc.(a)(b)                       718,400        8,082,000
---------------------------------------------------------------
                                                     14,207,000
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.43%

Station Casinos, Inc.(a)               500,000       12,093,750
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.22%

Alpharma, Inc.-Class A                 495,834       17,447,159
---------------------------------------------------------------
Biovail Corporation International
  (Canada)(a)                          175,000        9,657,813
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                     243,000        7,411,500
---------------------------------------------------------------
                                                     34,516,472
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.30%

Health Management Associates,
  Inc.-Class A(a)                      500,000        4,437,500
---------------------------------------------------------------
Province Healthcare Co.(a)             250,000        4,031,250
---------------------------------------------------------------
                                                      8,468,750
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.56%

Express Scripts, Inc.-Class A(a)       325,000       15,965,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (MEDICAL PRODUCTS &
SUPPLIES)-1.77%

ResMed, Inc.(a)                        250,000   $    8,656,250
---------------------------------------------------------------
Sybron International Corp.(a)          250,000        5,953,125
---------------------------------------------------------------
Syncor International Corp.(a)          132,000        4,834,500
---------------------------------------------------------------
VISX, Inc.(a)                          250,000       15,640,625
---------------------------------------------------------------
Xomed Surgical Products, Inc.(a)       250,000       15,203,125
---------------------------------------------------------------
                                                     50,287,625
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-1.51%

Advance Paradigm, Inc.(a)              100,000        4,262,500
---------------------------------------------------------------
Hooper Holmes, Inc.                    600,000       16,125,000
---------------------------------------------------------------
OEC Medical Systems, Inc.(a)           350,000       12,468,750
---------------------------------------------------------------
Res-Care, Inc.(a)                      150,000        2,184,375
---------------------------------------------------------------
Techne Corp.(a)                        200,000        7,875,000
---------------------------------------------------------------
                                                     42,915,625
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.52%

Hambrecht & Quist Group(a)             300,000       14,812,500
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.47%

Affiliated Managers Group,
  Inc.(a)                              100,000        2,675,000
---------------------------------------------------------------
Eaton Vance Corp.                      316,100       10,806,669
---------------------------------------------------------------
                                                     13,481,669
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.66%

International Speedway
  Corp.-Class A                        195,100       10,072,038
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)          200,000        8,725,000
---------------------------------------------------------------
                                                     18,797,038
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.92%

Kopin Corp.(a)                         248,900       10,453,800
---------------------------------------------------------------
Pentair, Inc.                          150,000        5,643,750
---------------------------------------------------------------
Spartech Corp.                         350,000       10,018,750
---------------------------------------------------------------
                                                     26,116,300
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.45%

Astec Industries, Inc.(a)              300,000        7,031,250
---------------------------------------------------------------
Jore Corp.(a)                          500,000        5,812,500
---------------------------------------------------------------
                                                     12,843,750
---------------------------------------------------------------

NATURAL GAS-0.46%

Kinder Morgan, Inc.                    650,000       13,081,250
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.41%

Cal Dive International, Inc.(a)        200,000        6,725,000
---------------------------------------------------------------
Core Laboratories N.V.
  (Netherlands)(a)                     750,000       13,781,250
---------------------------------------------------------------
Global Industries Ltd.(a)              400,000        3,200,000
---------------------------------------------------------------
Marine Drilling Companies, Inc.(a)     600,000        9,712,500
---------------------------------------------------------------
Maverick Tube Corp.(a)(b)            1,000,000       18,500,000
---------------------------------------------------------------
National-Oilwell, Inc.(a)              250,000        3,390,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Patterson Energy, Inc.(a)            1,000,000   $   12,812,500
---------------------------------------------------------------
Varco International, Inc.(a)            28,300          298,919
---------------------------------------------------------------
                                                     68,420,794
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.20%

Cabot Oil & Gas Corp.-Class A          250,000        4,031,250
---------------------------------------------------------------
Evergreen Resources, Inc.(a)           375,000        8,109,375
---------------------------------------------------------------
Newfield Exploration Co.(a)            500,000       14,718,750
---------------------------------------------------------------
Stone Energy Corp.(a)                  150,000        7,293,750
---------------------------------------------------------------
                                                     34,153,125
---------------------------------------------------------------

PERSONAL CARE-0.11%

Steiner Leisure Ltd.(a)                162,500        3,077,344
---------------------------------------------------------------

PUBLISHING-0.38%

IDG Books Worldwide, Inc.-Class
  A(a)                                 400,000        7,150,000
---------------------------------------------------------------
Meredith Corp.                         100,000        3,568,750
---------------------------------------------------------------
                                                     10,718,750
---------------------------------------------------------------

RAILROADS-0.21%

MotivePower Industries, Inc.(a)        500,000        5,968,750
---------------------------------------------------------------

RESTAURANTS-2.28%

CEC Entertainment, Inc.(a)             800,000       25,650,000
---------------------------------------------------------------
Jack in the Box, Inc.(a)               600,000       14,437,500
---------------------------------------------------------------
Papa John's International, Inc.(a)     100,000        3,737,500
---------------------------------------------------------------
Sonic Corp.(a)                         750,000       21,000,000
---------------------------------------------------------------
                                                     64,825,000
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.63%

CDW Computer Centers, Inc.(a)          750,000       46,312,500
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.43%

99 Cents Only Stores(a)                411,381       12,290,007
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.62%

Wild Oats Markets, Inc.(a)             500,000       17,625,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-4.12%

BOWLIN Outdoor Advertising &
  Travel Centers Inc.(a)               179,200          851,200
---------------------------------------------------------------
Cost Plus, Inc.(a)                     375,000       13,687,500
---------------------------------------------------------------
Footstar, Inc.(a)                      150,000        5,250,000
---------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)        200,000        3,187,500
---------------------------------------------------------------
Linens 'n Things, Inc.(a)              450,000       17,887,500
---------------------------------------------------------------
Michaels Stores, Inc.(a)               600,000       20,137,500
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           750,000       32,718,750
---------------------------------------------------------------
Sunglass Hut International, Inc.(a)    353,200        4,260,475
---------------------------------------------------------------
Tuesday Morning Corp.(a)               150,000        3,450,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (SPECIALTY)-(CONTINUED)

Zale Corp.(a)                          375,000   $   15,703,125
---------------------------------------------------------------
                                                    117,133,550
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-5.56%

American Eagle Outfitters, Inc.(a)     749,350       32,081,547
---------------------------------------------------------------
AnnTaylor Stores Corp.(a)              450,000       19,153,125
---------------------------------------------------------------
Buckle, Inc. (The)(a)                  750,000       12,375,000
---------------------------------------------------------------
Children's Place Retail Stores,
  Inc. (The)(a)                        500,000       13,031,250
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)       1,500,000       32,906,250
---------------------------------------------------------------
Pacific Sunwear of California(a)       600,000       18,112,500
---------------------------------------------------------------
Talbots, Inc. (The)                    350,000       16,471,875
---------------------------------------------------------------
Too Inc.(a)                            870,400       13,926,400
---------------------------------------------------------------
                                                    158,057,947
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.33%

Queens County Bancorp, Inc.            300,000        9,431,250
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.30%

Metris Companies, Inc.                 250,000        8,609,375
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.61%

Championship Auto Racing Teams,
  Inc.(a)                              100,000        2,293,750
---------------------------------------------------------------
Copart, Inc.(a)                        300,000        6,900,000
---------------------------------------------------------------
G & K Services, Inc.-Class A           250,000        9,390,625
---------------------------------------------------------------
Iron Mountain, Inc.(a)                 200,000        6,050,000
---------------------------------------------------------------
Provant, Inc.(a)                       250,000        4,406,250
---------------------------------------------------------------
Regis Corp.                            595,000       11,044,688
---------------------------------------------------------------
Ritchie Bros. Auctioneers, Inc.
  (Canada)(a)                          155,100        5,564,213
---------------------------------------------------------------
                                                     45,649,526
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.67%

Insight Enterprises, Inc.(a)         1,000,000       37,375,000
---------------------------------------------------------------
Sykes Enterprises, Inc.(a)             322,400        9,954,100
---------------------------------------------------------------
                                                     47,329,100
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-4.65%

Affiliated Computer Services,
  Inc.-Class A(a)                      500,000       19,000,000
---------------------------------------------------------------
CheckFree Holdings Corp.(a)            250,000        9,343,750
---------------------------------------------------------------
Concord EFS, Inc.(a)                 2,000,000       54,125,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

FactSet Research Systems, Inc.          87,250   $    5,796,672
---------------------------------------------------------------
MedQuist, Inc.(a)                      300,000        9,600,000
---------------------------------------------------------------
National Computer Systems, Inc.        550,000       20,796,875
---------------------------------------------------------------
NOVA Corp.(a)                          514,500       13,377,000
---------------------------------------------------------------
                                                    132,039,297
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.30%

Select Appointments Holdings
  PLC-ADR (United Kingdom)(a)          250,000        8,500,000
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.08%

Tetra Tech, Inc.(a)                    150,000        2,381,250
---------------------------------------------------------------

SPECIALTY PRINTING-0.23%

Valassis Communications, Inc.(a)       150,000        6,450,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.86%

Powerwave Technologies, Inc.(a)        650,000       42,290,625
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      200,000       10,575,000
---------------------------------------------------------------
                                                     52,865,625
---------------------------------------------------------------

TEXTILES (APPAREL)-0.50%

Quicksilver, Inc.(a)                 1,000,000       14,125,000
---------------------------------------------------------------

TRUCKERS-0.45%

M.S. Carriers, Inc.(a)                 100,000        2,825,000
---------------------------------------------------------------
Swift Transportation Co., Inc.(a)      565,050        9,853,059
---------------------------------------------------------------
                                                     12,678,059
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,689,695,716)                             2,755,849,427
---------------------------------------------------------------


MONEY MARKET FUNDS-3.06%

STIC Liquid Assets Portfolio(c)     43,505,394       43,505,394
---------------------------------------------------------------
STIC Prime Portfolio(c)             43,505,394       43,505,394
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $87,010,788)                             87,010,788
---------------------------------------------------------------
TOTAL INVESTMENTS-100.09%                         2,842,860,215
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.09%)                                     (2,688,333)
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,840,171,882
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Funds's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Co. Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 10/31/99 was $26,582,000 which represented 0.94% of the Fund's net assets.
(c) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1999

ASSETS:

Investments, at market value (cost
  $1,776,706,504)                         $2,842,860,215
--------------------------------------------------------
Receivables for:
  Investments sold                            17,937,284
--------------------------------------------------------
  Capital stock sold                           2,011,926
--------------------------------------------------------
  Dividends and interest                         830,933
--------------------------------------------------------
Investment for deferred compensation
  plan                                            59,470
--------------------------------------------------------
Other assets                                      10,582
--------------------------------------------------------
    Total assets                           2,863,710,410
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       14,775,635
--------------------------------------------------------
  Capital stock reacquired                     5,415,822
--------------------------------------------------------
  Deferred compensation                           59,470
--------------------------------------------------------
Accrued advisory fees                          1,481,082
--------------------------------------------------------
Accrued administrative services fees              15,920
--------------------------------------------------------
Accrued distribution fees                        857,774
--------------------------------------------------------
Accrued directors' fees                            2,918
--------------------------------------------------------
Accrued transfer agent fees                      398,490
--------------------------------------------------------
Accrued operating expenses                       531,417
--------------------------------------------------------
    Total liabilities                         23,538,528
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $2,840,171,882
========================================================

NET ASSETS:

Class A                                   $2,808,450,928
--------------------------------------------------------
Class B                                   $   24,913,645
--------------------------------------------------------
Class C                                   $    6,807,309
--------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 50,506,475
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                    450,958
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                    123,217
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        55.61
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $55.61
      divided by 94.50%)                  $        58.85
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        55.25
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        55.25
========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:

Dividends (net of $6,700 foreign
  withholding tax)                         $  3,562,554
-------------------------------------------------------
Interest                                      7,254,618
-------------------------------------------------------
    Total investment income                  10,817,172
-------------------------------------------------------

EXPENSES:

Advisory fees                                17,085,022
-------------------------------------------------------
Administrative services fees                    126,956
-------------------------------------------------------
Custodian fees                                  254,206
-------------------------------------------------------
Directors' fees                                  25,194
-------------------------------------------------------
Distribution fees-Class A                     6,704,485
-------------------------------------------------------
Distribution fees-Class B                        79,099
-------------------------------------------------------
Distribution fees-Class C                        21,997
-------------------------------------------------------
Transfer agent fees-Class A                   4,294,353
-------------------------------------------------------
Transfer agent fees-Class B                      26,683
-------------------------------------------------------
Transfer agent fees-Class C                       6,528
-------------------------------------------------------
Other                                           931,386
-------------------------------------------------------
    Total expenses                           29,555,909
-------------------------------------------------------
Less: Expenses paid indirectly                  (57,022)
-------------------------------------------------------
    Net expenses                             29,498,887
-------------------------------------------------------
Net investment income (loss)                (18,681,715)
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                401,315,614
-------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                     514,158,866
-------------------------------------------------------
         Net gain from investment
           securities                       915,474,480
-------------------------------------------------------
Net increase in net assets resulting from
  operations                               $896,792,765
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998

                                                                   1999             1998
                                                              --------------   --------------
OPERATIONS:

  Net investment (loss)                                       $  (18,681,715)  $  (21,818,881)
---------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures and
    option contracts                                             401,315,614       22,492,829
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures and option contracts          514,158,866     (542,787,104)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 896,792,765     (542,113,156)
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains-Class
  A                                                              (25,067,232)    (135,730,479)
---------------------------------------------------------------------------------------------
Share transactions--net:
  Class A                                                       (697,955,629)    (548,376,018)
---------------------------------------------------------------------------------------------
  Class B                                                         22,307,605               --
---------------------------------------------------------------------------------------------
  Class C                                                          6,056,717               --
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        202,134,226   (1,226,219,653)
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,638,037,656    3,864,257,309
---------------------------------------------------------------------------------------------
  End of period                                               $2,840,171,882   $2,638,037,656
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,384,638,292   $2,060,980,954
---------------------------------------------------------------------------------------------
  Undistributed net investment (loss)                               (148,328)        (117,968)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, futures and option contracts                     389,528,207       25,179,825
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, futures
    and option contracts                                       1,066,153,711      551,994,845
---------------------------------------------------------------------------------------------
                                                              $2,840,171,882   $2,638,037,656
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in common stocks of companies whose earnings the Fund's portfolio managers expect to grow more than 15% per year.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. On October 31, 1999, undistributed net investment income increased by $18,651,355, undistributed net realized gains decreased by $11,900,000 and paid in capital decreased $6,751,355 as a result of equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $126,956 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $2,216,555 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $6,704,485, $79,099 and $21,997, respectively, as compensation under the Plans.

    AIM Distributors received commissions of $711,447 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $45,944 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors. During the year ended October 31, 1999, the Fund paid legal fees of $8,655 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $32,326 and $24,696, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $57,022 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $1,887,305,705 and $2,452,977,749, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $1,126,699,833
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (62,026,958)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,064,672,875
==========================================================

Cost of investments for tax purposes is $1,778,187,340.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                          1999                            1998
                                                              -----------------------------   ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------   ---------------   -----------   --------------
Sold:
  Class A                                                      20,202,014   $   945,046,848    40,244,020   $1,856,544,416
--------------------------------------------------------------------------------------------------------------------------
  Class B*                                                        515,321        25,493,142            --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        137,866         6,796,692            --               --
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         522,585        23,265,335     2,928,346      126,973,169
--------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (35,925,286)   (1,666,267,812)  (54,802,587)  (2,531,893,603)
--------------------------------------------------------------------------------------------------------------------------
  Class B*                                                        (64,363)       (3,185,537)           --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (14,649)         (739,975)           --               --
--------------------------------------------------------------------------------------------------------------------------
                                                              (14,626,512)  $  (669,591,307)  (11,630,221)  $ (548,376,018)
==========================================================================================================================

* Class B shares and Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1999 and for a share of Class B and Class C capital stock outstanding during the period March 1, 1999 (date sales commenced) through October 31, 1999.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                1999           1998           1997          1996          1995
                                                             ----------     ----------     ----------    ----------    ----------
Net asset value, beginning of period                         $    40.15     $    49.97     $    44.93    $    40.13    $    28.37
-----------------------------------------------------------  ----------     ----------     ----------    ----------    ----------
Income from investment operations:
    Net investment income (loss)                                  (0.37)         (0.33)         (0.26)        (0.32)        (0.04)
-----------------------------------------------------------  ----------     ----------     ----------    ----------    ----------
    Net gains (losses) on securities (both realized and
      unrealized)                                                 16.22          (7.71)          7.60          6.09         11.80
-----------------------------------------------------------  ----------     ----------     ----------    ----------    ----------
        Total from investment operations                          15.85          (8.04)          7.34          5.77         11.76
-----------------------------------------------------------  ----------     ----------     ----------    ----------    ----------
Less distributions:
    Distributions from net realized gains                         (0.39)         (1.78)         (2.30)        (0.97)           --
-----------------------------------------------------------  ----------     ----------     ----------    ----------    ----------
Net asset value, end of period                               $    55.61     $    40.15     $    49.97    $    44.93    $    40.13
===========================================================  ==========     ==========     ==========    ==========    ==========
Total return(a)                                                   39.73%        (16.36)%        17.35%        14.77%        41.45%
===========================================================  ==========     ==========     ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $2,808,451     $2,638,038     $3,864,257    $2,750,564    $2,245,554
===========================================================  ==========     ==========     ==========    ==========    ==========
Ratio of expenses to average net assets(b)                         1.09%(c)       1.06%          1.06%         1.11%         1.08%
===========================================================  ==========     ==========     ==========    ==========    ==========
Ratio of net investment income (loss) to average net
  assets(d)                                                       (0.69)%(c)     (0.64)%        (0.65)%       (0.76)%       (0.19)%
===========================================================  ==========     ==========     ==========    ==========    ==========
Portfolio turnover rate                                              75%            69%            73%           79%           52%
===========================================================  ==========     ==========     ==========    ==========    ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.15% for 1995.
(c) Ratios are based on average net assets of $2,681,793,909.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (0.26)% for 1995.

                                                              CLASS B      CLASS C
                                                              -------      -------
                                                               1999         1999
                                                              -------      -------
Net asset value, beginning of period                          $ 43.41      $ 43.41
------------------------------------------------------------  -------      -------
Income from investment operations:
    Net investment income (loss)                                (0.28)       (0.28)
------------------------------------------------------------  -------      -------
    Net gains (losses) on securities (both realized and
     unrealized)                                                12.12        12.12
------------------------------------------------------------  -------      -------
        Total from investment operations                        11.84        11.84
------------------------------------------------------------  -------      -------
Net asset value, end of period                                $ 55.25      $ 55.25
============================================================  =======      =======
Total return(a)                                                 27.27%       27.27%
============================================================  =======      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,914      $ 6,807
============================================================  =======      =======
Ratio of expenses to average net assets                          2.08%(b)     2.08%(b)
============================================================  =======      =======
Ratio of net investment income (loss) to average net assets     (1.68)%(b)   (1.68)%(b)
============================================================  =======      =======
Portfolio turnover rate                                            75%          75%
============================================================  =======      =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $11,337,167 and $3,277,217 for Class B and Class C, respectively.

                      INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statements of assets and liabilities of AIM Blue Chip Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, the one month period ended October 31, 1996, and the year ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 1995 were audited by other auditors whose report thereon, dated October 25, 1995, expressed an unqualified opinion on those financial highlights.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, the one-month ended October 31, 1996, and the year ended September 30, 1996 in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-91.18%

AIRLINES-0.27%

Delta Air Lines, Inc.                  225,000   $   12,248,437
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.41%

Lear Corp.(a)                          550,000       18,562,500
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.83%

Fifth Third Bancorp                    450,000       33,215,625
---------------------------------------------------------------
State Street Corp.                     275,000       20,934,375
---------------------------------------------------------------
Wells Fargo Co.                        600,000       28,725,000
---------------------------------------------------------------
                                                     82,875,000
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.05%

Bank of America Corp.                  325,000       20,921,875
---------------------------------------------------------------
Chase Manhattan Corp. (The)            825,000       72,084,375
---------------------------------------------------------------
                                                     93,006,250
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.59%

Coca-Cola Co. (The)                    450,000       26,550,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.83%

AT&T Corp.-Liberty Media
  Group-Class A(a)                     975,000       38,695,312
---------------------------------------------------------------
CBS Corp.(a)                           750,000       36,609,375
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                              450,000       36,168,750
---------------------------------------------------------------
Comcast Corp.-Class A                1,550,000       65,293,750
---------------------------------------------------------------
MediaOne Group, Inc.(a)                600,000       42,637,500
---------------------------------------------------------------
                                                    219,404,687
---------------------------------------------------------------

CHEMICALS-0.53%

Du Pont (E.I.) de Nemours & Co.        375,000       24,164,062
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.49%

Monsanto Co.                           575,000       22,137,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.24%

Lucent Technologies Inc.             1,200,000       77,100,000
---------------------------------------------------------------
Nokia Oyj (Finland)                     40,000        4,578,942
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                425,000       49,114,062
---------------------------------------------------------------
Nortel Networks Corp. (Canada)       1,000,000       61,937,500
---------------------------------------------------------------
                                                    192,730,504
---------------------------------------------------------------

COMPUTERS (HARDWARE)-4.25%

Dell Computer Corp.(a)               1,050,000       42,131,250
---------------------------------------------------------------
International Business Machines
  Corp.                                725,000       71,321,875
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              750,000       79,359,375
---------------------------------------------------------------
                                                    192,812,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (NETWORKING)-2.65%

Cisco Systems, Inc.(a)               1,625,000   $  120,250,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.45%

EMC Corp.(a)                           900,000       65,700,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-7.74%

America Online, Inc.(a)(b)             492,900       63,922,969
---------------------------------------------------------------
Microsoft Corp.(a)                   1,900,000      175,868,750
---------------------------------------------------------------
Oracle Corp.(a)                        850,000       40,428,125
---------------------------------------------------------------
VERITAS Software Corp.(a)              435,000       46,925,625
---------------------------------------------------------------
Yahoo! Inc.(a)                         135,000       24,173,437
---------------------------------------------------------------
                                                    351,318,906
---------------------------------------------------------------

CONSUMER FINANCE-0.54%

Providian Financial Corp.              225,000       24,525,000
---------------------------------------------------------------

ELECTRIC COMPANIES-1.17%

Duke Power Co.                         265,000       14,972,500
---------------------------------------------------------------
Edison International                   800,000       23,700,000
---------------------------------------------------------------
Texas Utilities Co.                    375,000       14,531,250
---------------------------------------------------------------
                                                     53,203,750
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.99%

General Electric Co.                 1,000,000      135,562,500
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-3.44%

Intel Corp.                            900,000       69,693,750
---------------------------------------------------------------
Texas Instruments, Inc.                550,000       49,362,500
---------------------------------------------------------------
Xilinx, Inc.(a)                        475,000       37,346,875
---------------------------------------------------------------
                                                    156,403,125
---------------------------------------------------------------

ENTERTAINMENT-1.38%

Time Warner Inc.                       900,000       62,718,750
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.69%

Applied Materials, Inc.(a)             350,000       31,434,375
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.31%

American Express Co.                   350,000       53,900,000
---------------------------------------------------------------
Citigroup Inc.                       1,100,000       59,537,500
---------------------------------------------------------------
Fannie Mae                             800,000       56,600,000
---------------------------------------------------------------
Freddie Mac                          1,000,000       54,062,500
---------------------------------------------------------------
MBIA, Inc.                             300,000       17,118,750
---------------------------------------------------------------
                                                    241,218,750
---------------------------------------------------------------

FOOTWEAR-0.40%

Nike, Inc.-Class B                     325,000       18,342,188
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DIVERSIFIED)-6.19%

American Home Products Corp.           700,000   $   36,575,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.             1,125,000       86,414,063
---------------------------------------------------------------
Johnson & Johnson                      900,000       94,275,000
---------------------------------------------------------------
Warner-Lambert Co.                     800,000       63,850,000
---------------------------------------------------------------
                                                    281,114,063
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.15%

Lilly (Eli) & Co.                      350,000       24,106,250
---------------------------------------------------------------
Merck & Co., Inc.                      425,000       33,814,063
---------------------------------------------------------------
Pfizer, Inc.                         1,615,600       63,816,200
---------------------------------------------------------------
Schering-Plough Corp.                1,350,000       66,825,000
---------------------------------------------------------------
                                                    188,561,513
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.11%

Guidant Corp.                        1,100,000       54,312,500
---------------------------------------------------------------
Medtronic, Inc.                      1,200,000       41,550,000
---------------------------------------------------------------
                                                     95,862,500
---------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.67%

Colgate-Palmolive Co.                  600,000       36,300,000
---------------------------------------------------------------
Procter & Gamble, Co. (The)            375,000       39,328,125
---------------------------------------------------------------
                                                     75,628,125
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.27%

American International Group,
  Inc.                               1,000,000      102,937,500
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.84%

Merrill Lynch & Co., Inc.              325,000       25,512,500
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       525,000       57,914,063
---------------------------------------------------------------
                                                     83,426,563
---------------------------------------------------------------

LODGING-HOTELS-1.15%

Carnival Corp.                       1,175,000       52,287,500
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.58%

Ingersoll-Rand Co.                     500,000       26,125,000
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-2.91%

Tyco International Ltd.              2,400,000       95,850,000
---------------------------------------------------------------
United Technologies Corp.              600,000       36,300,000
---------------------------------------------------------------
                                                    132,150,000
---------------------------------------------------------------

NATURAL GAS-1.09%

El Paso Energy Corp.                   475,000       19,475,000
---------------------------------------------------------------
Enron Corp.                            750,000       29,953,125
---------------------------------------------------------------
                                                     49,428,125
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL & GAS (DRILLING &
  EQUIPMENT)-1.09%

Halliburton Co.                        750,000   $   28,265,625
---------------------------------------------------------------
Schlumberger Ltd.                      350,000       21,196,875
---------------------------------------------------------------
                                                     49,462,500
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.28%

Conoco Inc.-Class B                    460,657       12,495,321
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-1.74%

Exxon Corp.                            450,000       33,328,125
---------------------------------------------------------------
Mobil Corp.                            225,000       21,712,500
---------------------------------------------------------------
Royal Dutch Petroleum Co.-New
  York Shares-ADR (Netherlands)        400,000       23,975,000
---------------------------------------------------------------
                                                     79,015,625
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.93%

Bowater, Inc.                          300,000       15,750,000
---------------------------------------------------------------
International Paper Co.                500,000       26,312,500
---------------------------------------------------------------
                                                     42,062,500
---------------------------------------------------------------

RAILROADS-0.30%

Canadian National Railway Co.
  (Canada)                             450,000       13,725,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.83%

Home Depot, Inc. (The)               1,100,000       83,050,000
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.12%

Kroger Co. (The)(a)                  1,000,000       20,812,500
---------------------------------------------------------------
Safeway, Inc.(a)                       850,000       30,015,625
---------------------------------------------------------------
                                                     50,828,125
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-3.95%

Costco Wholesale Corp.(a)              500,000       40,156,250
---------------------------------------------------------------
Dayton Hudson Corp.                    750,000       48,468,750
---------------------------------------------------------------
Wal-Mart Stores, Inc.                1,600,000       90,700,000
---------------------------------------------------------------
                                                    179,325,000
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.85%

Gap, Inc. (The)                        750,000       27,843,750
---------------------------------------------------------------
TJX Companies, Inc. (The)              400,000       10,850,000
---------------------------------------------------------------
                                                     38,693,750
---------------------------------------------------------------

SERVICES (ADVERTISING/
  MARKETING)-0.39%

Interpublic Group of Companies,
  Inc.                                 440,000       17,875,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.31%

First Data Corp.                       900,000       41,118,750
---------------------------------------------------------------
Fiserv, Inc.(a)                        577,500       18,480,000
---------------------------------------------------------------
                                                     59,598,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (CELLULAR/
WIRELESS)-0.79%

Vodafone AirTouch PLC-ADR
  (United Kingdom)                     750,000   $   35,953,125
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.92%

AT&T Corp.                             500,000       23,375,000
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                1,275,000      109,410,938
---------------------------------------------------------------
                                                    132,785,938
---------------------------------------------------------------

TELEPHONE-2.47%

BellSouth Corp.                        950,000       42,750,000
---------------------------------------------------------------
GTE Corp.                              350,000       26,250,000
---------------------------------------------------------------
SBC Communications, Inc.               850,000       43,296,875
---------------------------------------------------------------
                                                    112,296,875
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $3,096,180,214)                             4,139,857,182
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. TREASURY SECURITIES-0.09%

U.S. TREASURY BILLS-0.09%(c)(d)
  4.748%, 12/23/99 (Cost
    $4,181,906)                   $  4,210,000   $    4,180,825
---------------------------------------------------------------

MONEY MARKET FUNDS-8.57%

STIC Liquid Assets Portfolio(e)    194,612,715      194,612,715
---------------------------------------------------------------
STIC Prime Portfolio(e)            194,612,715      194,612,715
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $389,225,430)                           389,225,430
---------------------------------------------------------------
TOTAL INVESTMENTS-99.84%                          4,533,263,437
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.16%                                   7,409,742
---------------------------------------------------------------
NET ASSETS-100.00%                               $4,540,673,179
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(e) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $3,489,587,550)                          $4,533,263,437
---------------------------------------------------------
Receivables for:
  Investments sold                             36,197,016
---------------------------------------------------------
  Capital stock sold                           17,637,457
---------------------------------------------------------
  Dividends and interest                        2,956,130
---------------------------------------------------------
  Variation margin                              1,300,000
---------------------------------------------------------
Investment for deferred compensation plan          25,701
---------------------------------------------------------
Other assets                                      146,973
---------------------------------------------------------
    Total assets                            4,591,526,714
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        29,463,474
---------------------------------------------------------
  Capital stock reacquired                      7,446,032
---------------------------------------------------------
  Deferred compensation                            25,701
---------------------------------------------------------
  Options written (Premiums received
    $5,063,081)                                 8,228,238
---------------------------------------------------------
Accrued advisory fees                           2,312,383
---------------------------------------------------------
Accrued administrative services fees               18,976
---------------------------------------------------------
Accrued directors' fees                             4,732
---------------------------------------------------------
Accrued distribution fees                       2,712,527
---------------------------------------------------------
Accrued transfer agent fees                       618,108
---------------------------------------------------------
Accrued operating expenses                         23,364
---------------------------------------------------------
    Total liabilities                          50,853,535
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $4,540,673,179
=========================================================

NET ASSETS:

Class A                                    $2,299,550,866
---------------------------------------------------------
Class B                                    $1,891,170,839
---------------------------------------------------------
Class C                                    $  349,951,474
---------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

  Class A:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                49,473,559
---------------------------------------------------------
  Class B:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                41,426,916
---------------------------------------------------------
  Class C:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                 7,668,239
---------------------------------------------------------
Class A:
  Net asset value and redemption price
    per share                              $        46.48
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $46.48/ 94.50%)    $        49.19
---------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                  $        45.65
---------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                  $        45.64
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $160,836 foreign
  withholding tax)                          $ 24,286,072
--------------------------------------------------------
Interest                                      17,149,758
--------------------------------------------------------
    Total investment income                   41,435,830
--------------------------------------------------------

EXPENSES:

Advisory fees                                 21,592,076
--------------------------------------------------------
Administrative services fees                     153,309
--------------------------------------------------------
Custodian fees                                   181,652
--------------------------------------------------------
Directors' fees                                   25,214
--------------------------------------------------------
Distribution fees -- Class A                   6,217,528
--------------------------------------------------------
Distribution fees -- Class B                  13,837,276
--------------------------------------------------------
Distribution fees -- Class C                   2,245,680
--------------------------------------------------------
Transfer agent fees -- Class A                 2,899,316
--------------------------------------------------------
Transfer agent fees -- Class B                 3,281,701
--------------------------------------------------------
Transfer agent fees -- Class C                   464,980
--------------------------------------------------------
Other                                            960,439
--------------------------------------------------------
    Total expenses                            51,859,171
--------------------------------------------------------
Less: Expenses paid indirectly                   (43,470)
--------------------------------------------------------
    Net expenses                              51,815,701
--------------------------------------------------------
Net investment income (loss)                 (10,379,871)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
    Investment securities                    (53,258,921)
--------------------------------------------------------
    Foreign currencies                          (480,726)
--------------------------------------------------------
    Futures contracts                         20,856,520
--------------------------------------------------------
    Option contracts written                  (2,951,257)
--------------------------------------------------------
                                             (35,834,384)
--------------------------------------------------------

Change in net unrealized appreciation
  (depreciation) of:

    Investment securities                    763,733,398
--------------------------------------------------------
    Foreign currencies                            (9,454)
--------------------------------------------------------
    Futures contracts                         (4,034,067)
--------------------------------------------------------
    Option contracts written                  (3,165,157)
--------------------------------------------------------
                                             756,524,720
--------------------------------------------------------

    Net gain from investment securities,
      foreign currencies, futures and
      option contracts                       720,690,336
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                $710,310,465
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (10,379,871)   $      664,009
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures and option contracts             (35,834,384)        1,200,650
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                    756,524,720       175,782,639
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         710,310,465       177,647,298
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                           (776,772)       (1,249,305)
----------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                         (3,128,249)      (10,987,892)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,256,383)       (6,118,620)
----------------------------------------------------------------------------------------------
  Class C                                                           (293,473)         (150,526)
----------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                        830,315,460       486,282,009
----------------------------------------------------------------------------------------------
  Class B                                                        866,521,395       425,444,112
----------------------------------------------------------------------------------------------
  Class C                                                        220,917,321        81,733,726
----------------------------------------------------------------------------------------------
    Net increase in net assets                                 2,621,609,764     1,152,600,802
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,919,063,415       766,462,613
----------------------------------------------------------------------------------------------
  End of period                                               $4,540,673,179    $1,919,063,415
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $3,540,120,284    $1,631,900,085
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (97,169)          706,247
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures and option
    contracts                                                    (41,676,121)          655,618
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,042,326,185       285,801,465
----------------------------------------------------------------------------------------------
                                                              $4,540,673,179    $1,919,063,415
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
      On October 31, 1999, $10,353,227 was reclassified to undistributed net investment income (loss), $819,250 was reclassified from undistributed gains and $9,533,977 from paid in capital as a result of equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $38,614,682 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $153,309 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $3,853,483 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $6,217,528, $13,837,276 and $2,245,680, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,766,799 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $177,813 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $9,059 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $37,203 and $6,267, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $43,470 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $2,389,864,659 and $651,658,838, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $1,077,403,176
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (34,962,485)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,042,440,691
==========================================================
Cost of investments for tax purposes is $3,490,822,746.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                               ------     -----------
Beginning of year                                                  --     $        --
-------------------------------------------------------------------------------------
Written                                                         5,929       8,218,226
-------------------------------------------------------------------------------------
Closed                                                         (3,429)     (3,099,518)
-------------------------------------------------------------------------------------
Exercised                                                         (71)        (55,627)
-------------------------------------------------------------------------------------
End of year                                                     2,429     $ 5,063,081
-------------------------------------------------------------------------------------

Open call option contracts written at October 31, 1999 were as follows:

                                                                                             OCTOBER 31,
                                                CONTRACT   STRIKE   NUMBER OF    PREMIUMS        1999        UNREALIZED
                    ISSUE                        MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   DEPRECIATION
                    -----                       --------   ------   ---------   ----------   ------------   ------------
America Online, Inc.                            Jan. 00     $100      2,429     $5,063,081    $8,228,238    $(3,165,157)
------------------------------------------------------------------------------------------------------------------------

NOTE 8-FUTURES CONTRACTS

On October 31, 1999, $4,167,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                               NO. OF       MONTH/      UNREALIZED
CONTRACT                                                      CONTRACTS   COMMITMENT   APPRECIATION
--------                                                      ---------   ----------   ------------
S&P 500 Index                                                    200       Dec. 99      $1,817,528
---------------------------------------------------------------------------------------------------

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                             ----------------------------   ---------------------------
                                                               SHARES          AMOUNT         SHARES         AMOUNT
                                                             -----------   --------------   -----------   -------------
Sold:
  Class A                                                     31,555,257   $1,348,329,456    26,179,983   $ 915,652,812
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     24,939,694    1,053,306,393    14,239,927     492,929,849
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      6,902,119      292,602,692     2,711,151      95,200,193
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         93,903        3,711,997       371,504      11,699,310
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         54,813        2,141,056       184,940       5,805,443
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                          7,197          281,069         3,949         128,203
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (12,216,671)    (521,725,993)  (12,601,919)   (441,070,113)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,443,246)    (188,926,054)   (2,143,627)    (73,291,180)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,692,129)     (71,966,440)     (392,399)    (13,594,670)
-----------------------------------------------------------------------------------------------------------------------
                                                              45,200,937   $1,917,754,176    28,553,509   $ 993,459,847
=======================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the three-year period ended October 31, 1999, the one month ended October 31, 1996 and each of the years in the two year period ended September 30, 1996, for a share of Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1999 and the period October 1, 1996 (date sales commenced) through October 31, 1996, and for a share of Class C capital stock outstanding during each of the years in the two year period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                                           OCTOBER 31,                           SEPTEMBER 30,
                                                        -------------------------------------------------     -------------------
                                                           1999           1998         1997        1996       1996(a)      1995
                                                        ----------     ----------    --------    --------     --------    -------
Net asset value, beginning of period                    $    36.14     $    30.96    $  26.08    $  25.56     $  23.83    $ 19.22
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
Income from investment operations:
   Net investment income                                      0.02           0.13(b)     0.17(b)       --         0.33       0.14
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
   Net gains on securities (both realized and
     unrealized)                                             10.44           5.75        6.93        0.52         4.61       5.05
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
       Total from investment operations                      10.46           5.88        7.10        0.52         4.94       5.19
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
Less distributions:
   Dividends from net investment income                      (0.02)         (0.07)      (0.05)         --        (0.21)     (0.12)
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
   Distributions from net realized gains                     (0.10)         (0.63)      (2.17)         --        (3.00)     (0.46)
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
       Total distributions                                   (0.12)         (0.70)      (2.22)         --        (3.21)     (0.58)
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
Net asset value, end of period                          $    46.48     $    36.14    $  30.96    $  26.08     $  25.56    $ 23.83
======================================================  ==========     ==========    ========    ========     ========    =======
Total return(c)                                              29.01%         19.36%      29.68%       2.04%       22.39%     27.84%
======================================================  ==========     ==========    ========    ========     ========    =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                $2,299,551     $1,085,648    $498,178    $120,448     $106,415    $71,324
======================================================  ==========     ==========    ========    ========     ========    =======
Ratio of expenses to average net assets(d)                    1.19%(e)       1.22%()     1.31%       1.30%(f)     1.26%       1.3%
======================================================  ==========     ==========    ========    ========     ========    =======
Ratio of net investment income to average net
 assets(g)                                                    0.03%(e)       0.33%()     0.50%       0.12%(f)     0.53%       0.7%
======================================================  ==========     ==========    ========    ========     ========    =======
Portfolio turnover rate                                         22%            27%         43%         10%          58%        17%
======================================================  ==========     ==========    ========    ========     ========    =======

(a) The Fund changed investment advisors on June 3, 1996.

(b) Calculated using average shares outstanding.

(c) Does not deduct sales charges and is not annualized for periods less than one year.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.32%, 1.37% (annualized) and 1.28% for the periods 1997-1996 and September 30, 1996.

(e) Ratios are based on average net assets of $1,776,436,482.

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.49%, 0.05% (annualized) and 0.51% for the periods 1997-1996 and September 30, 1996.

                                                           CLASS B                                         CLASS C
                                      --------------------------------------------------      ---------------------------------
                                         1999           1998         1997         1996          1999         1998        1997
                                      ----------      --------     --------     --------      ---------     -------     -------
Net asset value, beginning of period  $    35.73      $  30.76     $  26.07     $  25.56      $  35.72      $ 30.75     $ 31.72
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
Income from investment operations:
   Net investment income (loss)            (0.29)(a)     (0.12)       (0.03)(a)    (0.01)        (0.29)(a)    (0.12)(a)   (0.01)(a)
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
   Net gains (losses) on securities
     (both realized and unrealized)        10.31          5.72         6.92         0.52         10.31         5.72       (0.96)
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
       Total from investment
         operations                        10.02          5.60         6.89         0.51         10.02         5.60       (0.97)
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
Less distributions:
   Dividends from net investment
     income                                   --            --        (0.03)          --            --           --          --
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
   Distributions from net realized
     gains                                 (0.10)        (0.63)       (2.17)          --         (0.10)       (0.63)         --
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
       Total distributions                 (0.10)        (0.63)       (2.20)          --         (0.10)       (0.63)         --
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
Net asset value, end of period        $    45.65      $  35.73     $  30.76     $  26.07      $  45.64      $ 35.72     $ 30.75
===================================== ==========      ========     ========     ========      ========      =======     =======
Total return(b)                            28.08%        18.52%       28.81%        2.00%        28.09%       18.52%      (3.06)%
===================================== ==========      ========     ========     ========      ========      =======     =======
Ratios/supplement data:
Net assets, end of period (000s
 omitted)                             $1,891,171      $745,862     $264,337     $  8,101      $349,951      $87,554     $ 3,947
===================================== ==========      ========     ========     ========      ========      =======     =======
Ratio of expenses to average net
 assets(c)                                  1.91%(d)      1.94%        2.10%        2.01%(e)      1.90%(d)     1.94%       2.10%(e)
===================================== ==========      ========     ========     ========      ========      =======     =======
Ratio of net investment income (loss)
 to average net assets(f)                  (0.68)%(d)    (0.38)%      (0.28)%      (0.58)%(e)    (0.68)%(d)   (0.38)%     (0.28)%(e)
===================================== ==========      ========     ========     ========      ========      =======     =======
Portfolio turnover rate                       22%           27%          43%          10%           22%          27%         43%
===================================== ==========      ========     ========     ========      ========      =======     =======

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.12% and 2.08% (annualized) for 1997-1996 for Class B and 2.12% (annualized) for 1997 for Class C.

(d) Ratios are based on average net assets of $1,383,727,625 and $224,568,052 for Class B and Class C, respectively.

(e) Annualized.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.31)% and (0.65)% (annualized) for 1997-1996 for Class B and (0.31)% (annualized) for 1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a series portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended and the period June 17, 1996 (date operations commenced) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Development Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period June 17, 1996 (date operations commenced) through October 31, 1996, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-95.70%

AEROSPACE/DEFENSE-0.44%

HEICO Corp.                            200,000   $    3,037,500
---------------------------------------------------------------
Kroll-O'Gara Co. (The)(a)              110,000        1,746,250
---------------------------------------------------------------
                                                      4,783,750
---------------------------------------------------------------

AIRLINES-0.46%

Ryanair Holdings PLC-ADR
  (Ireland)(a)                         121,000        4,991,250
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.56%

Dura Automotive Systems, Inc.(a)       160,000        3,000,000
---------------------------------------------------------------
Stoneridge, Inc.(a)                    200,000        3,100,000
---------------------------------------------------------------
                                                      6,100,000
---------------------------------------------------------------

BANKS (REGIONAL)-2.31%

Bank United Corp.-Class A              119,000        4,641,000
---------------------------------------------------------------
Colonial BancGroup, Inc. (The)         499,600        5,963,975
---------------------------------------------------------------
Independence Community Bank Corp.      452,000        5,395,750
---------------------------------------------------------------
North Fork Bancorporation, Inc.        349,500        7,230,281
---------------------------------------------------------------
UCBH Holdings, Inc.(a)                 100,000        1,881,250
---------------------------------------------------------------
                                                     25,112,256
---------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.68%

Canandaigua Brands, Inc.-Class
  A(a)                                 121,800        7,368,900
---------------------------------------------------------------

BIOTECHNOLOGY-0.22%

IDEXX Laboratories, Inc.(a)            160,000        2,420,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-5.59%

Citadel Communications Corp.(a)        149,400        7,217,887
---------------------------------------------------------------
Cox Radio, Inc.-Class A(a)             115,000        8,050,000
---------------------------------------------------------------
Emmis Broadcasting Corp.-Class
  A(a)                                 100,000        7,212,500
---------------------------------------------------------------
Entercom Communications Corp.(a)       191,500        9,539,094
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)          60,000        4,860,000
---------------------------------------------------------------
Insight Communications Company,
  Inc.(a)                              316,300        7,472,587
---------------------------------------------------------------
Radio Unica Corp.(a)                    25,000          715,625
---------------------------------------------------------------
Sinclair Broadcast Group, Inc.(a)      373,700        3,737,000
---------------------------------------------------------------
Univision Communications,
  Inc.-Class A(a)                       54,000        4,593,375
---------------------------------------------------------------
Westwood One, Inc.(a)                  157,500        7,264,687
---------------------------------------------------------------
                                                     60,662,755
---------------------------------------------------------------

BUILDING MATERIALS-0.69%

TJ International, Inc.                 160,000        4,960,000
---------------------------------------------------------------
White Cap Industries, Inc.(a)          180,000        2,542,500
---------------------------------------------------------------
                                                      7,502,500
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.41%

W.R. Grace & Co.(a)                    295,400        4,412,537
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.54%

Adtran, Inc.(a)                        139,600        5,182,650
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Comverse Technology, Inc.(a)(b)         59,700   $    6,775,950
---------------------------------------------------------------
Davox Corp.(a)                         300,000        3,862,500
---------------------------------------------------------------
Digital Microwave Corp.(a)             300,000        4,462,500
---------------------------------------------------------------
Gilat Satellite Networks Ltd.
  (Israel)(a)                           82,400        4,295,100
---------------------------------------------------------------
NorthEast Optic Network, Inc.(a)       101,100        3,677,512
---------------------------------------------------------------
PairGain Technologies, Inc.(a)         100,000        1,225,000
---------------------------------------------------------------
REMEC, Inc.(a)                         160,700        1,677,306
---------------------------------------------------------------
Scientific-Atlanta, Inc.               126,000        7,213,500
---------------------------------------------------------------
                                                     38,372,018
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.30%

DSP Communications, Inc.(a)            215,000        7,565,312
---------------------------------------------------------------
QLogic Corp.(a)                         63,000        6,559,875
---------------------------------------------------------------
                                                     14,125,187
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-11.10%

AppNet Systems, Inc.(a)                100,400        4,373,675
---------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                     105,000       12,147,187
---------------------------------------------------------------
Dendrite International, Inc.(a)        122,700        3,849,712
---------------------------------------------------------------
Digital Insight Corp.(a)                70,000        2,773,750
---------------------------------------------------------------
Documentum, Inc.(a)                     82,900        2,352,287
---------------------------------------------------------------
Eclipsys Corp.(a)                      260,000        4,127,500
---------------------------------------------------------------
HNC Software, Inc.(a)                  100,000        3,993,750
---------------------------------------------------------------
Hyperion Solutions Corp.(a)            195,000        4,753,125
---------------------------------------------------------------
InfoCure Corp.(a)                      376,200        5,925,150
---------------------------------------------------------------
Interleaf, Inc.(a)                     100,000        2,456,250
---------------------------------------------------------------
Keynote Systems, Inc.(a)                89,300        4,051,987
---------------------------------------------------------------
Mercury Interactive Corp.(a)            74,500        6,043,812
---------------------------------------------------------------
Navidec, Inc.(a)                       250,000        2,546,875
---------------------------------------------------------------
PC-Tel, Inc.(a)                         55,700        1,671,000
---------------------------------------------------------------
Peregrine Systems, Inc.(a)             115,500        5,067,562
---------------------------------------------------------------
Rational Software Corp.(a)             240,000       10,260,000
---------------------------------------------------------------
Sterling Software, Inc.(a)             340,000        7,458,750
---------------------------------------------------------------
Symantec Corp.(a)                      300,000       14,325,000
---------------------------------------------------------------
Tanning Technology Corp.(a)            194,900        6,845,862
---------------------------------------------------------------
Titan Corp. (The)(a)                   300,000        5,025,000
---------------------------------------------------------------
Transaction Systems Architects,
  Inc.- Class A(a)                     174,000        5,350,500
---------------------------------------------------------------
Trizetto Group, Inc. (The)(a)          335,400        3,354,000
---------------------------------------------------------------
Unigraphics Solutions, Inc.(a)          80,000        1,725,000
---------------------------------------------------------------
                                                    120,477,734
---------------------------------------------------------------

CONSUMER FINANCE-1.90%

American Capital Strategies, Ltd.      403,100        8,439,906
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CONSUMER FINANCE-(CONTINUED)

AmeriCredit Corp.(a)                   559,500   $    9,721,312
---------------------------------------------------------------
Cash America International, Inc.       255,000        2,406,562
---------------------------------------------------------------
                                                     20,567,780
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.44%

Performance Food Group Co.(a)          175,000        4,746,875
---------------------------------------------------------------

ELECTRIC COMPANIES-0.66%

Avista Corp.                           365,000        6,570,000
---------------------------------------------------------------
Plug Power, Inc.(a)                     38,200          611,200
---------------------------------------------------------------
                                                      7,181,200
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.09%

American Power Conversion
  Corp.(a)                             285,000        6,394,687
---------------------------------------------------------------
Conexant Systems, Inc.(a)               85,000        7,936,875
---------------------------------------------------------------
Cree Research, Inc.(a)                 246,000       10,501,125
---------------------------------------------------------------
DII Group, Inc.(a)                     214,900        7,736,400
---------------------------------------------------------------
Pinnacle Systems, Inc.(a)              145,000        4,023,750
---------------------------------------------------------------
Sawtek, Inc.(a)                        150,000        6,150,000
---------------------------------------------------------------
SLI, Inc.(a)                           150,200        1,614,650
---------------------------------------------------------------
                                                     44,357,487
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.51%

Power-One, Inc.(a)                     275,000        5,500,000
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.19%

Aeroflex, Inc.(a)                      371,700        2,067,581
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-2.29%

Alpha Industries, Inc.(a)              152,800        8,442,200
---------------------------------------------------------------
Methode Electronics, Inc.-Class A      304,500        4,872,000
---------------------------------------------------------------
Varian Inc.(a)                         500,000        9,437,500
---------------------------------------------------------------
Varian Medical Systems, Inc.           100,000        2,106,250
---------------------------------------------------------------
                                                     24,857,950
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-4.18%

Amkor Technology, Inc.(a)              332,900        6,720,419
---------------------------------------------------------------
Celestica Inc. (Canada)(a)              95,000        5,284,375
---------------------------------------------------------------
Fairchild Semiconductor Corp.(a)       200,000        5,050,000
---------------------------------------------------------------
Micrel, Inc.(a)                        140,000        7,612,500
---------------------------------------------------------------
Microchip Technology, Inc.(a)          175,100       11,666,037
---------------------------------------------------------------
QuickLogic Corp.(a)                    178,100        3,272,587
---------------------------------------------------------------
Sipex Corp.(a)                         100,000        1,150,000
---------------------------------------------------------------
Zoran Corp.(a)                         159,900        4,617,112
---------------------------------------------------------------
                                                     45,373,030
---------------------------------------------------------------

ENTERTAINMENT-1.39%

LodgeNet Entertainment Corp.(a)         85,200        1,565,550
---------------------------------------------------------------
SFX Entertainment, Inc.(a)             198,400        6,931,600
---------------------------------------------------------------
ValueVision International,
  Inc.(a)                              200,000        6,537,500
---------------------------------------------------------------
                                                     15,034,650
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
EQUIPMENT (SEMICONDUCTOR)-0.94%

Etec Systems, Inc.(a)                  134,000   $    5,117,125
---------------------------------------------------------------
Novellus Systems, Inc.(a)               65,000        5,037,500
---------------------------------------------------------------
                                                     10,154,625
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.44%

MicroFinancial, Inc.                   170,000        1,859,375
---------------------------------------------------------------
SEI Investments Co.                     30,000        2,924,062
---------------------------------------------------------------
                                                      4,783,437
---------------------------------------------------------------

FOODS-0.82%

American Italian Pasta Co.-Class
  A(a)                                 177,700        4,464,713
---------------------------------------------------------------
Keebler Foods Co.(a)                   140,500        4,487,219
---------------------------------------------------------------
                                                      8,951,932
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.35%

Alpharma, Inc.-Class A                 180,000        6,333,750
---------------------------------------------------------------
Jones Pharma, Inc.                     268,000        8,308,000
---------------------------------------------------------------
                                                     14,641,750
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.71%

LifePoint Hospitals, Inc.(a)           650,100        7,679,306
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.44%

Express Scripts, Inc.-Class A(a)        60,000        2,947,500
---------------------------------------------------------------
Trigon Healthcare, Inc.(a)              63,100        1,790,463
---------------------------------------------------------------
                                                      4,737,963
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.75%

Cyberonics, Inc.(a)                    130,000        1,828,125
---------------------------------------------------------------
Lifecore Biomedical, Inc.(a)           200,000        2,500,000
---------------------------------------------------------------
Sybron International Corp.(a)          160,100        3,812,381
---------------------------------------------------------------
                                                      8,140,506
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-2.12%

Advance Paradigm, Inc.(a)               92,000        3,921,500
---------------------------------------------------------------
MAXIMUS, Inc.(a)                       201,800        4,679,238
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              349,900        4,811,125
---------------------------------------------------------------
United Payors & United Providers,
  Inc.(a)                              270,000        4,539,375
---------------------------------------------------------------
Veterinary Centers of America,
  Inc.(a)                              430,000        5,052,500
---------------------------------------------------------------
                                                     23,003,738
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-2.12%

Annuity and Life Reassurance,
  Ltd. (Bermuda)                       254,300        5,976,050
---------------------------------------------------------------
Clarica Life Insurance Co.
  (Canada)(a)                          337,900        5,462,216
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         117,400        4,446,525
---------------------------------------------------------------
UICI(a)                                269,200        7,133,800
---------------------------------------------------------------
                                                     23,018,591
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.78%

CNA Surety Corp.                       249,700        2,871,550
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (PROPERTY-CASUALTY)-(CONTINUED)

Radian Group, Inc.                     106,660   $    5,632,981
---------------------------------------------------------------
                                                      8,504,531
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.46%

Affiliated Managers Group,
  Inc.(a)                              185,000        4,948,750
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.62%

Applied Power, Inc.-Class A            231,700        6,733,781
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.40%

Spartech Corp.                         150,000        4,293,750
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.62%

Alpine Group, Inc. (The)(a)            530,000        6,989,375
---------------------------------------------------------------
Armor Holdings, Inc.(a)                399,500        3,870,156
---------------------------------------------------------------
Mettler-Toledo International,
  Inc.(a)                              227,000        6,767,438
---------------------------------------------------------------
                                                     17,626,969
---------------------------------------------------------------

NATURAL GAS-0.39%

Kinder Morgan, Inc.                    210,000        4,226,250
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.54%

School Specialty, Inc.(a)              393,000        5,821,313
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-3.21%

BJ Services Co.(a)                     198,000        6,793,875
---------------------------------------------------------------
Cooper Cameron Corp.(a)                173,800        6,723,888
---------------------------------------------------------------
Key Energy Services, Inc.(a)(b)      1,978,800        8,904,600
---------------------------------------------------------------
Newpark Resources, Inc.(a)             325,000        2,092,188
---------------------------------------------------------------
Pride International, Inc.(a)           145,900        2,006,125
---------------------------------------------------------------
Tidewater, Inc.                        219,000        6,570,000
---------------------------------------------------------------
Transocean Offshore, Inc.               62,600        1,701,938
---------------------------------------------------------------
                                                     34,792,614
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-3.68%

Apache Corp.                           100,100        3,903,900
---------------------------------------------------------------
Basin Exploration, Inc.(a)             250,000        4,109,375
---------------------------------------------------------------
Devon Energy Corp.                     158,700        6,169,463
---------------------------------------------------------------
Kerr-McGee Corp.-5.50% Pfd. DECS       180,000        6,772,500
---------------------------------------------------------------
Newfield Exploration Co.(a)            140,000        4,121,250
---------------------------------------------------------------
Nuevo Energy Co.(a)                    348,000        4,937,250
---------------------------------------------------------------
Santa Fe Snyder Corp.(a)               295,000        2,544,375
---------------------------------------------------------------
Spinnaker Exploration Co.(a)           500,000        7,375,000
---------------------------------------------------------------
                                                     39,933,113
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.22%

Potlatch Corp.                          56,600        2,387,813
---------------------------------------------------------------

PUBLISHING-0.18%

IDG Books Worldwide, Inc.-Class
  A(a)                                 107,100        1,914,413
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-1.10%

AMRESCO Capital Trust, Inc.            215,500        1,885,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Apartment Investment & Management
  Co.                                  111,790   $    4,206,099
---------------------------------------------------------------
Colonial Properties Trust              105,100        2,680,050
---------------------------------------------------------------
Correctional Properties Trust          237,400        3,130,713
---------------------------------------------------------------
                                                     11,902,487
---------------------------------------------------------------

RESTAURANTS-1.15%

CEC Entertainment, Inc.(a)             302,500        9,698,906
---------------------------------------------------------------
Dave & Buster's, Inc.(a)               129,800        1,257,438
---------------------------------------------------------------
Rainforest Cafe, Inc.(a)               350,000        1,575,000
---------------------------------------------------------------
                                                     12,531,344
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.15%

CDW Computer Centers, Inc.(a)          137,700        8,502,975
---------------------------------------------------------------
InterTAN, Inc.(a)                      175,000        3,937,500
---------------------------------------------------------------
                                                     12,440,475
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.81%

Ames Department Stores, Inc.(a)        170,000        5,386,875
---------------------------------------------------------------
Family Dollar Stores, Inc.             163,600        3,374,250
---------------------------------------------------------------
                                                      8,761,125
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.47%

BJ's Wholesale Club, Inc.(a)           195,000        6,008,438
---------------------------------------------------------------
Grand Union Co. (The)(a)               400,000        5,000,000
---------------------------------------------------------------
Wild Oats Markets, Inc.(a)(b)          140,000        4,935,000
---------------------------------------------------------------
                                                     15,943,438
---------------------------------------------------------------

RETAIL (SPECIALTY)-3.87%

CSK Auto Corp.(a)                      282,400        5,047,900
---------------------------------------------------------------
Linens 'n Things, Inc.(a)              170,300        6,769,425
---------------------------------------------------------------
Lithia Motors, Inc.-Class A(a)         110,000        2,193,125
---------------------------------------------------------------
Michaels Stores, Inc.(a)               247,000        8,289,938
---------------------------------------------------------------
Rainbow Rentals, Inc.(a)               110,200          978,025
---------------------------------------------------------------
Rent-A-Center, Inc.(a)                 262,000        4,797,875
---------------------------------------------------------------
Rent-Way, Inc.(a)                      287,190        4,774,534
---------------------------------------------------------------
Sunglass Hut International,
  Inc.(a)                              183,700        2,215,881
---------------------------------------------------------------
Zale Corp.(a)                          165,000        6,909,375
---------------------------------------------------------------
                                                     41,976,078
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.82%

American Eagle Outfitters,
  Inc.(a)                              130,000        5,565,625
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         246,200        5,401,013
---------------------------------------------------------------
Too Inc.(a)                            373,700        5,979,200
---------------------------------------------------------------
Wet Seal, Inc.-Class A(a)              200,000        2,800,000
---------------------------------------------------------------
                                                     19,745,838
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-2.10%

Circle.com(a)                           43,750          634,375
---------------------------------------------------------------
Lamar Advertising Co.(a)               145,000        7,830,000
---------------------------------------------------------------
Snyder Communications, Inc.(a)         175,000        2,231,250
---------------------------------------------------------------
TeleTech Holdings, Inc.(a)             360,000        5,107,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Young & Rubicam, Inc.                  153,500   $    7,022,625
---------------------------------------------------------------
                                                     22,825,750
---------------------------------------------------------------
SERVICES (COMMERCIAL &
  CONSUMER)-3.77%

Central Parking Corp.                  160,000        4,290,000
---------------------------------------------------------------
Copart, Inc.(a)                        200,000        4,600,000
---------------------------------------------------------------
F.Y.I., Inc.(a)                        134,800        4,448,400
---------------------------------------------------------------
Iron Mountain, Inc.(a)                 250,000        7,562,500
---------------------------------------------------------------
Pegasus Systems, Inc.(a)               100,000        4,275,000
---------------------------------------------------------------
Pre-Paid Legal Services, Inc.(a)       100,000        2,425,000
---------------------------------------------------------------
Quanta Services, Inc.(a)               270,000        7,526,250
---------------------------------------------------------------
Regis Corp.                            312,700        5,804,494
---------------------------------------------------------------
                                                     40,931,644
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-2.43%

E-Stamp Corp.(a)                       125,600        2,920,200
---------------------------------------------------------------
Insight Enterprises, Inc.(a)           200,000        7,475,000
---------------------------------------------------------------
Safeguard Scientifics, Inc.(a)          76,200        6,410,325
---------------------------------------------------------------
SunGard Data Systems, Inc.(a)          185,000        4,520,938
---------------------------------------------------------------
Sykes Enterprises, Inc.(a)(b)          161,900        4,998,663
---------------------------------------------------------------
                                                     26,325,126
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-3.40%

4Front Technologies, Inc.(a)           230,000        3,133,750
---------------------------------------------------------------
BISYS Group, Inc. (The)(a)             135,000        6,885,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                   219,000        5,926,688
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              340,800       11,693,700
---------------------------------------------------------------
Lason Holdings, Inc.(a)                141,400        5,253,894
---------------------------------------------------------------
MedQuist, Inc.(a)                      125,000        4,000,000
---------------------------------------------------------------
                                                     36,893,032
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-1.52%

Heidrick & Struggles
  International, Inc.(a)               425,000        9,775,000
---------------------------------------------------------------
Korn/Ferry International(a)            300,000        6,675,000
---------------------------------------------------------------
                                                     16,450,000
---------------------------------------------------------------

SERVICES (FACILITIES &
  ENVIRONMENTAL)-1.01%

Cornell Corrections, Inc.(a)           274,600        3,552,638
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (FACILITIES &
  ENVIRONMENTAL)-(CONTINUED)

Tetra Tech, Inc.(a)                    244,375   $    3,879,453
---------------------------------------------------------------
Wackenhut Corrections Corp.(a)         279,700        3,583,656
---------------------------------------------------------------
                                                     11,015,747
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.41%

Arch Communications, Inc.(a)         1,368,200        6,841,000
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        210,000       13,663,125
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      105,900        5,599,463
---------------------------------------------------------------
                                                     26,103,588
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.74%

CapRock Communications Corp.(a)        160,100        4,612,881
---------------------------------------------------------------
ITC DeltaCom, Inc.(a)                  225,000        5,400,000
---------------------------------------------------------------
IXC Communications, Inc.(a)            125,000        5,398,438
---------------------------------------------------------------
Network Plus Corp.(a)                  281,900        3,488,513
---------------------------------------------------------------
                                                     18,899,832
---------------------------------------------------------------

TEXTILES (SPECIALTY)-0.45%

Polymer Group, Inc.(a)                 250,000        4,890,625
---------------------------------------------------------------

WASTE MANAGEMENT-0.76%

Catalytica, Inc.(a)                    383,600        4,818,975
---------------------------------------------------------------
Safety-Kleen Corp.(a)                  300,000        3,431,250
---------------------------------------------------------------
                                                      8,250,225
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $817,213,729)                               1,038,196,939
---------------------------------------------------------------

MONEY MARKET FUNDS-5.01%

STIC Liquid Assets Portfolio(c)     27,206,331       27,206,331
---------------------------------------------------------------
STIC Prime Portfolio(c)             27,206,331       27,206,331
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $54,412,662)                             54,412,662
---------------------------------------------------------------
TOTAL INVESTMENTS-100.71%                         1,092,609,601
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.71%)                                     (7,755,403)
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,084,854,198
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
DECS  - Dividend Enhanced Convertible Stock
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of these securities are subject to call options written. See note
    7.
(c) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $871,626,391)                               $1,092,609,601
------------------------------------------------------------
Receivables for:
  Investments sold                                 6,415,287
------------------------------------------------------------
  Capital stock sold                                 840,723
------------------------------------------------------------
  Dividends and interest                             628,709
------------------------------------------------------------
Investment for deferred compensation plan             20,604
------------------------------------------------------------
Other assets                                          50,800
------------------------------------------------------------
      Total assets                             1,100,565,724
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            7,829,939
------------------------------------------------------------
  Capital stock reacquired                         4,662,280
------------------------------------------------------------
  Deferred compensation                               20,604
------------------------------------------------------------
  Options written (Premiums received
    $1,725,877)                                    1,358,566
------------------------------------------------------------
Accrued advisory fees                                598,454
------------------------------------------------------------
Accrued administrative services fees                  11,335
------------------------------------------------------------
Accrued directors' fees                                7,298
------------------------------------------------------------
Accrued distribution fees                            777,268
------------------------------------------------------------
Accrued transfer agent fees                          298,326
------------------------------------------------------------
Accrued operating expenses                           147,456
------------------------------------------------------------
      Total liabilities                           15,711,526
------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING   $1,084,854,198
============================================================

NET ASSETS:

Class A                                       $  579,513,715
============================================================
Class B                                       $  451,508,436
============================================================
Class C                                       $   53,832,047
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                     38,038,314
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                     30,307,455
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      3,615,539
============================================================

Class A:

  Net asset value and redemption price per
    share                                     $        15.24
------------------------------------------------------------
  Offering price per share:
    (Net assets value of $15.24 / 94.50%)     $        16.13
============================================================

Class B:

  Net asset value and offering price per
    share                                     $        14.90
============================================================

Class C:

  Net asset value and offering price per
    share                                     $        14.89
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $7,896 foreign withholding
  tax)                                          $  5,122,516
------------------------------------------------------------
Interest                                           3,156,458
------------------------------------------------------------
    Total investment income                        8,278,974
------------------------------------------------------------

EXPENSES:

Advisory fees                                      8,102,504
------------------------------------------------------------
Administrative services fees                         111,632
------------------------------------------------------------
Custodian fees                                       142,592
------------------------------------------------------------
Directors' fees                                       23,177
------------------------------------------------------------
Distribution fees-Class A                          2,355,478
------------------------------------------------------------
Distribution fees-Class B                          4,981,777
------------------------------------------------------------
Distribution fees-Class C                            552,292
------------------------------------------------------------
Transfer agent fees-Class A                        1,906,743
------------------------------------------------------------
Transfer agent fees-Class B                        1,868,026
------------------------------------------------------------
Transfer agent fees-Class C                          209,129
------------------------------------------------------------
Other                                                738,152
------------------------------------------------------------
      Total expenses                              20,991,502
------------------------------------------------------------
Less: Expenses paid indirectly                       (40,231)
------------------------------------------------------------
      Net expenses                                20,951,271
------------------------------------------------------------
Net investment income (loss)                     (12,672,297)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           68,479,789
------------------------------------------------------------
  Foreign currencies                                    (317)
------------------------------------------------------------
  Option contracts written                          (158,316)
------------------------------------------------------------
                                                  68,321,156
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                          142,652,463
------------------------------------------------------------
  Option contracts written                           367,311
------------------------------------------------------------
                                                 143,019,774
------------------------------------------------------------
    Net gain from investment securities and
      option contracts                           211,340,930
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $198,668,633
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999             1998
                                                              --------------   --------------
OPERATIONS:

  Net investment income (loss)                                $  (12,672,297)  $   (8,332,574)
---------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities, foreign currencies, futures and option
    contracts                                                     68,321,156      (67,636,533)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures and
    option contracts                                             143,019,774     (114,227,472)
---------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                                198,668,633     (190,196,579)
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (251,714,847)     242,830,301
---------------------------------------------------------------------------------------------
  Class B                                                       (119,088,321)     274,584,791
---------------------------------------------------------------------------------------------
  Class C                                                         (2,560,814)      44,827,215
---------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                    (174,695,349)     372,045,728
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,259,549,547      887,503,819
---------------------------------------------------------------------------------------------
  End of period                                               $1,084,854,198   $1,259,549,547
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $  874,112,818   $1,260,398,710
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         170,513          (21,335)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities, foreign currencies, futures and
    option contracts                                             (10,779,655)     (79,158,576)
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                     221,350,522       78,330,748
---------------------------------------------------------------------------------------------
                                                              $1,084,854,198   $1,259,549,547
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
 B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
       On October 31, 1999, undistributed net investment income was increased by $12,864,145, undistributed net realized gains increased by $57,765 and paid-in capital decreased by $12,921,910 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
 C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $8,826,774 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2006.
 D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
 E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
 F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
 G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
 H. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $111,632 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $2,293,295 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $2,355,478, $4,981,777 and $552,292, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $386,856 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $120,769 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $5,896 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $14,979 and $25,252, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $40,231 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $1,362,900,625 and $1,707,625,394, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities     $273,125,832
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (54,095,503)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities           $219,030,329
===========================================================================

Cost of investments for tax purposes is $873,579,272.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   ----------
Beginning of period                                                --             --
------------------------------------------------------------------------------------
Written                                                        11,878     $3,353,921
------------------------------------------------------------------------------------
Closed                                                         (3,698)      (468,477)
------------------------------------------------------------------------------------
Exercised                                                      (2,198)      (401,105)
------------------------------------------------------------------------------------
Expired                                                        (1,000)      (758,462)
------------------------------------------------------------------------------------
End of period                                                   4,982     $1,725,877
====================================================================================

  Open call option contracts written at October 31, 1999 were as follows:

                                                                            NUMBER                  OCTOBER 31,      UNREALIZED
                                                       CONTRACT   STRIKE      OF        PREMIUMS        1999        APPRECIATION
ISSUE                                                   MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
-----                                                  --------   ------   ---------   ----------   ------------   --------------
Comverse Technology, Inc.                              Nov. 99     $105        597     $  381,917    $  597,000      $(215,083)
---------------------------------------------------------------------------------------------------------------------------------
Key Energy Group, Inc.                                 Jan. 00        5      1,991        170,225        93,328         76,897
---------------------------------------------------------------------------------------------------------------------------------
Sykes Enterprises, Inc.                                Dec. 99       30        994        269,365       291,988        (22,623)
---------------------------------------------------------------------------------------------------------------------------------
Wild Oats Markets, Inc.                                Dec. 99       35      1,400        904,370       376,250        528,120
---------------------------------------------------------------------------------------------------------------------------------
                                                                             4,982     $1,725,877    $1,358,566      $ 367,311
=================================================================================================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                           1998
                                                              ---------------------------   ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              -----------   -------------   -----------   --------------
Sold:
  Class A                                                      25,404,762   $ 358,048,933   101,121,530   $1,487,557,560
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       7,763,785     107,015,784    25,176,788      370,811,453
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,461,885      34,429,174     4,336,475       62,530,399
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
Reacquired:
  Class A                                                     (43,024,621)   (609,763,780)  (85,122,675)  (1,244,727,259)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (16,362,323)   (226,104,105)   (6,860,398)     (96,226,662)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,650,984)    (36,989,988)   (1,375,616)     (17,703,184)
------------------------------------------------------------------------------------------------------------------------
                                                              (26,407,496)  $(373,363,982)   37,276,104   $  562,242,307
========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the three-year period ended October 31, 1999 and the period June 17, 1996 (date operations commenced) through October 31, 1996, for a share of Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1999 and the period October 1, 1996 (date sales commenced) through October 31, 1996 and for a share of Class C capital stock outstanding during each of the two years in the period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                               CLASS A                                       CLASS B
                              ------------------------------------------    ------------------------------------------
                                1999        1998       1997       1996        1999        1998        1997      1996
                              --------    --------   --------   --------    --------    --------    --------   -------
Net asset value, beginning
of period                     $  12.89      $14.57     $11.09     $10.00    $  12.70      $14.46      $11.08    $11.26
----------------------------  --------    --------   --------   --------    --------    --------    --------   -------
Income from investment
  operations:
    Net investment income
      (loss)                     (0.10)(a)   (0.06)(a)  (0.10)(a)  (0.01)(a)   (0.20)(a)   (0.16)(a)   (0.20)(a) (0.01)(a)
----------------------------  --------    --------   --------   --------    --------    --------    --------   -------
    Net gains (losses) on
      securities (both
      realized and
      unrealized)                 2.45       (1.62)      3.58       1.10        2.40       (1.60)       3.58     (0.17)
----------------------------  --------    --------   --------   --------    --------    --------    --------   -------
        Total from
          investment
          operations              2.35       (1.68)      3.48       1.09        2.20       (1.76)       3.38     (0.18)
----------------------------  --------    --------   --------   --------    --------    --------    --------   -------
Net asset value, end of
  period                      $  15.24      $12.89     $14.57     $11.09    $  14.90      $12.70      $14.46    $11.08
============================  ========    ========   ========   ========    ========    ========    ========   =======
Total return(b)                  18.23%     (11.53)%    31.38%     10.90%      17.32%     (12.17)%     30.51%    (1.60)%
============================  ========    ========   ========   ========    ========    ========    ========   =======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (000s omitted)              $579,514    $717,263   $577,685   $251,253    $451,508    $493,993    $297,623   $22,435
----------------------------  --------    --------   --------   --------    --------    --------    --------   -------
Ratio of expenses to average
  net assets(c)                   1.38%(d)    1.28%     1.33%      1.35%(e)     2.12%(d)     2.02%     2.09%      1.89%(e)
============================  ========    ========   ========   ========    ========    ========    ========   =======
Ratio of net investment
  income (loss) to average
  net assets(f)                  (0.70)%(d)  (0.40)%    (0.83)%    (0.29)%(e)  (1.44)%(d)  (1.14)%(d)  (1.59)%   (0.83)%(e)
============================  ========    ========   ========   ========    ========    ========    ========   =======
Portfolio turnover rate            117%         78%        41%        13%        117%         78%         41%       13%
============================  ========    ========   ========   ========    ========    ========    ========   =======

                                           CLASS C
                               --------------------------------
                                1999         1998        1997
                               -------      -------     -------
Net asset value, beginning
of period                      $ 12.69       $14.45      $13.48
----------------------------   -------      -------     -------
Income from investment
  operations:
    Net investment income
      (loss)                     (0.20)(a)    (0.16)      (0.06)(a)
----------------------------   -------      -------     -------
    Net gains (losses) on
      securities (both
      realized and
      unrealized)                 2.40        (1.60)       1.03
----------------------------   -------      -------     -------
        Total from
          investment
          operations              2.20        (1.76)       0.97
----------------------------   -------      -------     -------
Net asset value, end of
  period                       $ 14.89       $12.69      $14.45
============================   =======      =======     =======
Total return(b)                  17.34%      (12.18)%      7.20%
============================   =======      =======     =======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (000s omitted)               $53,832      $48,293     $12,195
----------------------------   -------      -------     -------
Ratio of expenses to average
  net assets(c)                   2.12%(d)     2.02%       2.14%(e)
============================   =======      =======     =======
Ratio of net investment
  income (loss) to average
  net assets(f)                  (1.44)%(d)   (1.14)%     (1.64)%(e)
============================   =======      =======     =======
Portfolio turnover rate            117%          78%         41%
============================   =======      =======     =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.38% and 1.60% (annualized) for 1997-1996 for Class A, 2.14% and 2.28% (annualized) for 1997-1996 for Class B and 2.19% (annualized) for 1997 for Class C.
(d) Ratios are based on average net assets of $672,993,650, $498,177,719 and $55,229,231 for Class A, Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.88)% and (0.54)% (annualized) for 1997-1996 for Class A, (1.64)% and
    (1.22)% (annualized) for 1997-1996 for Class B and (1.69)% (annualized) for 1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-92.27%

BANKS (MONEY CENTER)-2.97%

Chase Manhattan Corp. (The)          2,500,000   $  218,437,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.67%

AT&T Corp.-Liberty Media
  Group-Class A(a)                   1,000,000       39,687,500
---------------------------------------------------------------
Comcast Corp.-Class A                3,000,000      126,375,000
---------------------------------------------------------------
MediaOne Group, Inc.(a)              2,500,000      177,656,250
---------------------------------------------------------------
                                                    343,718,750
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.90%

Corning, Inc.                          500,000       39,312,500
---------------------------------------------------------------
Lucent Technologies Inc.             1,755,000      112,758,750
---------------------------------------------------------------
Motorola, Inc.                         850,000       82,821,875
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                800,000       92,450,000
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      150,000       33,412,500
---------------------------------------------------------------
                                                    360,755,625
---------------------------------------------------------------

COMPUTERS (HARDWARE)-6.27%

Dell Computer Corp.(a)               1,500,000       60,187,500
---------------------------------------------------------------
International Business Machines
  Corp.(b)                           2,250,000      221,343,750
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,700,000      179,881,250
---------------------------------------------------------------
                                                    461,412,500
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.51%

Cisco Systems, Inc.(a)               2,500,000      185,000,000
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-2.33%
EMC Corp.(a)                         1,250,000       91,250,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                    1,024,500       79,975,031
---------------------------------------------------------------
                                                    171,225,031
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-10.27%

America Online, Inc.(a)                600,000       77,812,500
---------------------------------------------------------------
Microsoft Corp.(a)                   3,800,000      351,737,500
---------------------------------------------------------------
Novell, Inc.(a)                     11,000,000      220,687,500
---------------------------------------------------------------
VERITAS Software Corp.(a)              650,000       70,118,750
---------------------------------------------------------------
Yahoo! Inc.(a)                         200,000       35,812,500
---------------------------------------------------------------
                                                    756,168,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

CONSUMER FINANCE-0.74%

Providian Financial Corp.              500,000   $   54,500,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.76%

General Electric Co.                 1,500,000      203,343,750
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.55%

Linear Technology Corp.                600,000       41,962,500
---------------------------------------------------------------
Texas Instruments, Inc.                800,000       71,800,000
---------------------------------------------------------------
                                                    113,762,500
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.82%

Applied Materials, Inc.(a)             500,000       44,906,250
---------------------------------------------------------------
Teradyne, Inc.(a)                      400,000       15,400,000
---------------------------------------------------------------
                                                     60,306,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-7.81%

American Express Co.                 1,500,000      231,000,000
---------------------------------------------------------------
Citigroup, Inc.                      2,300,000      124,487,500
---------------------------------------------------------------
Fannie Mae                           1,000,000       70,750,000
---------------------------------------------------------------
Freddie Mac                          2,750,000      148,671,875
---------------------------------------------------------------
                                                    574,909,375
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-7.55%

American Home Products Corp.         1,400,000       73,150,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.             2,000,000      153,625,000
---------------------------------------------------------------
Johnson & Johnson                    1,500,001      157,125,084
---------------------------------------------------------------
Warner-Lambert Co.                   2,150,000      171,596,875
---------------------------------------------------------------
                                                    555,496,959
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.05%

Pfizer, Inc.                         3,750,000      148,125,000
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.               950,000       51,240,625
---------------------------------------------------------------
Schering-Plough Corp.                2,000,000       99,000,000
---------------------------------------------------------------
                                                    298,365,625
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.64%

Guidant Corp.                        1,750,000       86,406,250
---------------------------------------------------------------
Medtronic, Inc.                      1,000,000       34,625,000
---------------------------------------------------------------
                                                    121,031,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

INSURANCE (MULTI-LINE)-2.80%

American International Group,
  Inc.                               2,000,000   $  205,875,000
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-3.74%

Goldman Sachs Group, Inc. (The)        150,000       10,650,000
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              500,000       39,250,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                     1,250,000      137,890,625
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         2,250,000       87,609,375
---------------------------------------------------------------
                                                    275,400,000
---------------------------------------------------------------

LODGING-HOTELS-0.76%

Carnival Corp.                       1,250,000       55,625,000
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-5.19%

Tyco International Ltd.(b)           8,650,000      345,459,375
---------------------------------------------------------------
United Technologies Corp.              600,000       36,300,000
---------------------------------------------------------------
                                                    381,759,375
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-1.50%

Baker Hughes, Inc.                   1,250,000       34,921,875
---------------------------------------------------------------
Halliburton Co.                        800,000       30,150,000
---------------------------------------------------------------
Schlumberger Ltd.                      750,000       45,421,875
---------------------------------------------------------------
                                                    110,493,750
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.33%

Conoco, Inc.-Class B                   900,000       24,412,500
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-1.18%

Mobil Corp.                            900,000       86,850,000
---------------------------------------------------------------

RAILROADS-0.48%

Kansas City Southern Industries,
  Inc.                                 750,000       35,578,125
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.89%

Home Depot, Inc. (The)                 749,993       56,624,472
---------------------------------------------------------------
Lowe's Companies, Inc.               1,500,000       82,500,000
---------------------------------------------------------------
                                                    139,124,472
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-2.13%

Best Buy Co., Inc.(a)                1,400,000       77,787,500
---------------------------------------------------------------
Tandy Corp.                          1,250,000       78,671,875
---------------------------------------------------------------
                                                    156,459,375
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.54%

Kroger Co. (The)(a)                  1,916,900       39,895,481
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

RETAIL (GENERAL
  MERCHANDISE)-5.38%

Costco Wholesale Corp.(a)              400,000   $   32,125,000
---------------------------------------------------------------
Dayton Hudson Corp.                  3,000,000      193,875,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                3,000,000      170,062,500
---------------------------------------------------------------
                                                    396,062,500
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.48%

Amazon.com, Inc.(a)                    500,000       35,312,500
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.33%

Concord EFS, Inc.(a)                 1,500,000       40,593,750
---------------------------------------------------------------
First Data Corp.                     1,250,000       57,109,375
---------------------------------------------------------------
                                                     97,703,125
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.33%

MCI WorldCom, Inc.(a)                2,000,000      171,625,000
---------------------------------------------------------------

TELEPHONE-1.37%

GTE Corp.                              500,000       37,500,000
---------------------------------------------------------------
SBC Communications, Inc.             1,250,000       63,671,875
---------------------------------------------------------------
                                                    101,171,875
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $4,615,196,054)                             6,791,781,943
---------------------------------------------------------------

CONVERTIBLE PREFERRED
  STOCKS-2.32%

BROADCASTING (TELEVISION, RADIO
  & CABLE)-0.76%

Mediaone Group, Inc.-$2.25
  Series D Conv. Pfd.                  400,000       56,200,000
---------------------------------------------------------------

ELECTRIC COMPANIES-1.56%

Houston Industries, Inc.-$3.29
  Conv. Pfd.                         1,000,000      114,750,000
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $123,420,376)                    170,950,000
---------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT

CONVERTIBLE BONDS & NOTES-2.09%

COMPUTERS (HARDWARE)-0.30%

Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03 (Acquired
  04/17/98-11/30/98; Cost
  $27,943,750)(c)                 $ 28,300,000       22,074,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.94%

VERITAS Software Corp., Conv.
  Notes, 5.25%, 11/01/04            13,500,000       69,001,875
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

RETAIL (SPECIALTY)-0.51%

Amazon.com, Inc., Conv. Sub.
  Deb., 4.75%, 02/01/09           $ 35,000,000   $   37,275,000
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.34%

Global Telesystems Group, Inc.,
  Conv. Sr. Unsec. Sub. Notes,
  8.75%, 06/30/00 (Acquired
  02/05/98; Cost $13,002,080)(c)    10,000,000       25,025,000
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes
      (Cost $95,916,763)                            153,375,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

MONEY MARKET FUNDS-4.93%

STIC Liquid Assets Portfolio(d)    181,461,397   $  181,461,397
---------------------------------------------------------------
STIC Prime Portfolio(d)            181,461,397      181,461,397
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $362,922,794)                           362,922,794
---------------------------------------------------------------
TOTAL INVESTMENTS-101.61%                         7,479,030,612
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.61%)                                   (118,345,314)
---------------------------------------------------------------
NET ASSETS-100.00%                               $7,360,685,298
===============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/99 was $47,099,000 which represented 0.64% of the Fund's net assets.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

ASSETS:

Investments, at market value (cost
  $5,197,455,987)                             $7,479,030,612
------------------------------------------------------------
Receivables for:
  Investments sold                                11,818,345
------------------------------------------------------------
  Capital stock sold                              10,408,480
------------------------------------------------------------
  Dividends and interest                           7,301,796
------------------------------------------------------------
Investment for deferred compensation plan             83,490
------------------------------------------------------------
Other assets                                         140,597
------------------------------------------------------------
      Total assets                             7,508,783,320
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          105,957,126
------------------------------------------------------------
  Capital stock reacquired                         8,011,254
------------------------------------------------------------
  Deferred compensation                               83,490
------------------------------------------------------------
Options written (Premiums received
  $25,481,560)                                    25,656,250
------------------------------------------------------------
Accrued advisory fees                              3,634,922
------------------------------------------------------------
Accrued administrative services fees                  27,618
------------------------------------------------------------
Accrued directors' fees                                3,913
------------------------------------------------------------
Accrued distribution fees                          3,681,163
------------------------------------------------------------
Accrued transfer agent fees                          637,952
------------------------------------------------------------
Accrued operating expenses                           404,334
------------------------------------------------------------
      Total liabilities                          148,098,022
------------------------------------------------------------
Net assets applicable to shares outstanding   $7,360,685,298
============================================================

NET ASSETS:

Class A                                       $4,948,665,737
============================================================
Class B                                       $2,206,751,605
============================================================
Class C                                       $  138,467,127
============================================================
Institutional Class                           $   66,800,829
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    288,328,877
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    130,030,549
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      8,139,220
============================================================
Institutional Class:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      3,855,460
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        17.16
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.16 / 94.50%)      $        18.16
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        16.97
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        17.01
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        17.33
============================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:

Dividends (net of $157,812 foreign
  withholding tax)                            $   49,869,261
------------------------------------------------------------
Interest                                          25,693,052
------------------------------------------------------------
      Total investment income                     75,562,313
------------------------------------------------------------

EXPENSES:

Advisory fees                                     41,014,707
------------------------------------------------------------
Administrative services fees                         235,274
------------------------------------------------------------
Custodian fees                                       364,030
------------------------------------------------------------
Directors' fees                                       50,623
------------------------------------------------------------
Distribution fees-Class A                         13,556,239
------------------------------------------------------------
Distribution fees-Class B                         18,631,086
------------------------------------------------------------
Distribution fees-Class C                            809,325
------------------------------------------------------------
Transfer agent fees-Class A                        4,930,725
------------------------------------------------------------
Transfer agent fees-Class B                        3,087,342
------------------------------------------------------------
Transfer agent fees-Class C                          149,576
------------------------------------------------------------
Transfer agent fees-Institutional Class                6,136
------------------------------------------------------------
Other                                              1,214,166
------------------------------------------------------------
      Total expenses                              84,049,229
------------------------------------------------------------
Less:   Fees waived by advisor                    (1,130,089)
------------------------------------------------------------
      Expenses paid indirectly                      (149,110)
------------------------------------------------------------
      Net expenses                                82,770,030
------------------------------------------------------------
Net investment income (loss)                      (7,207,717)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          668,004,945
------------------------------------------------------------
  Foreign currencies                              (1,105,968)
------------------------------------------------------------
  Option contracts written                        (9,533,983)
------------------------------------------------------------
                                                 657,364,994
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        1,116,385,588
------------------------------------------------------------
  Foreign currencies                                 (47,768)
------------------------------------------------------------
  Option contracts written                           214,221
------------------------------------------------------------
                                               1,116,552,041
------------------------------------------------------------
  Net gain from investment securities,
    foreign currencies and option contracts    1,773,917,035
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,766,709,318
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998

                                                                   1999               1998
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $    (7,207,717)   $   37,825,223
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      657,364,994       206,268,933
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                   1,116,552,041       254,914,824
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      1,766,709,318       499,008,980
-----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                          (9,134,542)      (28,039,987)
-----------------------------------------------------------------------------------------------
  Class B                                                                  --        (3,013,337)
-----------------------------------------------------------------------------------------------
  Class C                                                                  --           (47,378)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                (216,682)         (445,449)
-----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                        (149,620,112)     (346,531,949)
-----------------------------------------------------------------------------------------------
  Class B                                                         (57,712,333)     (108,856,197)
-----------------------------------------------------------------------------------------------
  Class C                                                          (1,614,093)         (819,962)
-----------------------------------------------------------------------------------------------
  Institutional Class                                              (1,761,967)       (3,989,466)
-----------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                         151,495,357       235,195,827
-----------------------------------------------------------------------------------------------
  Class B                                                         370,892,559       350,425,592
-----------------------------------------------------------------------------------------------
  Class C                                                          84,930,162        32,069,085
-----------------------------------------------------------------------------------------------
  Institutional Class                                               9,431,197         3,464,509
-----------------------------------------------------------------------------------------------
      Net increase in net assets                                2,163,398,864       628,420,268
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           5,197,286,434     4,568,866,166
-----------------------------------------------------------------------------------------------
  End of period                                               $ 7,360,685,298    $5,197,286,434
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 4,466,453,244    $3,821,903,969
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (217,108)        9,291,857
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                     613,057,085       201,250,572
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    2,281,392,077     1,164,840,036
-----------------------------------------------------------------------------------------------
                                                              $ 7,360,685,298    $5,197,286,434
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $7,049,976, undistributed net realized gains decreased by $34,849,976 and paid-in capital increased by $27,800,000 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
J. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $1,130,089. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $235,274 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $4,807,681 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $13,556,239, $18,631,086 and $809,325, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,030,454 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $96,080 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $15,483 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $76,809 and $72,301, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $149,110 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $7,032,932,257 and $6,722,183,283, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $2,293,837,834
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (24,022,713)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $2,269,815,121
==========================================================
Cost of investments for tax purposes is $5,209,215,491.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------   ------------
Beginning of year                                               31,202    $  8,091,351
--------------------------------------------------------------------------------------
Written                                                         62,592      40,059,097
--------------------------------------------------------------------------------------
Closed                                                         (54,607)    (18,452,621)
--------------------------------------------------------------------------------------
Exercised                                                      (14,921)     (4,076,636)
--------------------------------------------------------------------------------------
Expired                                                         (1,766)       (139,631)
--------------------------------------------------------------------------------------
End of year                                                     22,500    $ 25,481,560
======================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                       OCTOBER 31,      UNREALIZED
                                         CONTRACT   STRIKE   NUMBER OF    PREMIUMS         1999        APPRECIATION
                 ISSUE                    MONTH     PRICE    CONTRACTS    RECEIVED     MARKET VALUE   (DEPRECIATION)
---------------------------------------  --------   ------   ---------   -----------   ------------   --------------
International Business Machines Corp.     Jan-00     $80      12,500     $20,804,105   $25,156,250     $(4,352,145)
--------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                   Nov-99      50      10,000       4,677,455       500,000       4,177,455
--------------------------------------------------------------------------------------------------------------------
                                                              22,500     $25,481,560   $25,656,250     $  (174,690)
====================================================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options during the year ended October 31, 1999 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS      PAID
                                                              ---------   -----------
Beginning of year                                                   --    $        --
-------------------------------------------------------------------------------------
Purchased                                                       24,165      6,379,447
-------------------------------------------------------------------------------------
Closed                                                         (20,165)    (4,215,217)
-------------------------------------------------------------------------------------
Exercised                                                           --             --
-------------------------------------------------------------------------------------
Expired                                                         (4,000)    (2,164,230)
-------------------------------------------------------------------------------------
End of year                                                         --    $        --
=====================================================================================

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                      1999                          1998
                                                           ---------------------------   ---------------------------
                                                             SHARES         AMOUNT         SHARES         AMOUNT
                                                           -----------   -------------   -----------   -------------
Sold:
  Class A                                                   51,272,783   $ 809,088,837    65,753,775   $ 868,543,898
--------------------------------------------------------------------------------------------------------------------
  Class B                                                   36,310,602     576,056,633    32,991,364     431,938,545
--------------------------------------------------------------------------------------------------------------------
  Class C                                                    6,968,661     111,866,437     2,736,777      36,139,093
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          828,138      13,421,969       568,334       7,594,968
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                   10,532,077     149,384,623    29,328,588     355,378,824
--------------------------------------------------------------------------------------------------------------------
  Class B                                                    3,894,826      54,866,091     8,807,895     105,930,618
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      107,859       1,525,822        67,166         810,828
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          134,608       1,929,704       351,483       4,295,496
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (51,731,503)   (806,978,103)  (75,327,509)   (988,726,895)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                  (16,551,587)   (260,030,165)  (14,417,738)   (187,443,571)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                   (1,788,368)    (28,462,097)     (376,288)     (4,880,836)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (372,429)     (5,920,476)     (636,014)     (8,425,955)
--------------------------------------------------------------------------------------------------------------------
                                                            39,605,667   $ 616,749,275    49,847,833   $ 621,155,013
====================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1999, for a share of Class B capital stock outstanding during each of the years in the four-year period ended October 31, 1999 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during each of the two years in the period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                 1999           1998          1997          1996          1995
                                                              ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    13.32     $    13.41    $    11.19    $    10.63    $     8.90
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
Income from investment operations:
 Net investment income                                              0.02           0.12          0.10          0.19          0.15
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
 Net gains (losses) on securities (both realized and
   unrealized)                                                      4.39           1.23          2.91          1.43          2.11
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
   Total from investment operations                                 4.41           1.35          3.01          1.62          2.26
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
Less distributions:
 Dividends from net investment income                              (0.03)         (0.10)        (0.12)        (0.16)        (0.20)
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
 Distributions from net realized gains                             (0.54)         (1.34)        (0.67)        (0.90)        (0.33)
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
   Total distributions                                             (0.57)         (1.44)        (0.79)        (1.06)        (0.53)
------------------------------------------------------------  ----------     ----------    ----------    ----------
Net asset value, end of period                                $    17.16     $    13.32    $    13.41    $    11.19    $    10.63
============================================================  ==========     ==========    ==========    ==========    ==========
Total return(a)                                                    34.05%         11.20%        28.57%        16.70%        27.03%
============================================================  ==========     ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,948,666     $3,706,938    $3,466,912    $2,647,208    $1,974,417
============================================================  ==========     ==========    ==========    ==========    ==========
Ratio of expenses (exclusive of interest) to average net
 assets(b)                                                          1.05%(c)       1.08%         1.09%         1.12%         1.17%
============================================================  ==========     ==========    ==========    ==========    ==========
Ratio of net investment income to average net assets(d)             0.11%(c)       0.95%         0.79%         1.81%         1.55%
============================================================  ==========     ==========    ==========    ==========    ==========
Portfolio turnover rate                                              107%           154%          170%          164%          161%
============================================================  ==========     ==========    ==========    ==========    ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.07%, 1.10%, 1.10% for 1999-1997.
(c) Ratios are based on average net assets of $4,518,746,255.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.09%, 0.93%, 0.78% for 1999-1997.

                                                               CLASS B                                        CLASS C
                                     -----------------------------------------------------------   -----------------------------
                                        1999          1998          1997        1996      1995       1999       1998      1997
                                     ----------    ----------    ----------   --------   -------   --------    -------   -------
Net asset value, beginning of
 period                              $    13.24    $    13.37    $    11.18   $  10.62   $  9.81   $  13.27    $ 13.39   $ 13.86
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
Income from investment operations:
 Net investment income (loss)             (0.10)         0.02          0.01       0.10      0.03      (0.09)      0.02(a)     --
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
 Net gains (losses) on securities
   (both realized and unrealized)          4.37          1.22          2.89       1.45      0.80       4.37       1.23     (0.45)
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
   Total from investment operations        4.27          1.24          2.90       1.55      0.83       4.28       1.25     (0.45)
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
Less distributions:
 Dividends from net investment
   income                                    --         (0.03)        (0.04)     (0.09)    (0.02)        --      (0.03)       --
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
 Distributions from net realized
   gains                                  (0.54)        (1.34)        (0.67)     (0.90)       --      (0.54)     (1.34)    (0.02)
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
   Total distributions                    (0.54)        (1.37)        (0.71)     (0.99)    (0.02)     (0.54)     (1.37)    (0.02)
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
Net asset value, end of period       $    16.97    $    13.24    $    13.37   $  11.18   $ 10.62   $  17.01    $ 13.27   $ 13.39
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======
Total return(b)                           33.06%        10.33%        27.54%     15.90%     8.48%     33.06%     10.39%    (3.24)%
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $2,206,752    $1,408,687    $1,056,094   $515,672   $67,592   $138,467    $37,846   $ 5,669
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======
Ratio of expenses (exclusive of
 interest) to average net assets(c)        1.80%(d)      1.84%(d)      1.85%      1.94%     1.98%(f)   1.80%(d)   1.84%     1.82%(f)
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======
Ratio of net investment income
 (loss) to average net assets(e)          (0.64)%(d)     0.19%(d)      0.03%      0.99%     0.74%(f)  (0.64)%(d)  0.19%     0.06%(f)
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======
Portfolio turnover rate                     107%          154%          170%       164%      161%       107%       154%      170%
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.82%, 1.86%, 1.86% for 1999-1997 for Class B and 1.82%, 1.86%, 1.83%
    (annualized) for 1999-1997 for Class C.
(d) Ratios are based on average net assets of $1,863,108,558 and $80,932,531 for Class B and Class C, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.66)%, 0.17%, 0.02% for 1999-1997 for Class B and (0.66)%, 0.17%, 0.04% (annualized) for 1999-1997 for Class C.
(f) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                    MARKET
                                    SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-95.54%

AIRLINES-0.25%

Southwest Airlines Co.              2,250,000   $    37,828,125
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.67%

Danaher Corp.                       1,250,000        60,390,625
---------------------------------------------------------------
SPX Corp.(a)                          500,000        42,375,000
---------------------------------------------------------------
                                                    102,765,625
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.58%

Northern Trust Corp.                  925,000        89,320,312
---------------------------------------------------------------

BANKS (REGIONAL)-1.01%

Bank United Corp.-Class A           1,000,000        39,000,000
---------------------------------------------------------------
Compass Bancshares, Inc.            1,000,000        26,687,500
---------------------------------------------------------------
Old Kent Financial Corp.              817,425        33,310,069
---------------------------------------------------------------
TCF Financial Corp.                   700,000        20,650,000
---------------------------------------------------------------
Zions Bancorp                         600,000        35,362,500
---------------------------------------------------------------
                                                    155,010,069
---------------------------------------------------------------

BIOTECHNOLOGY-1.53%

Biogen, Inc.(a)                     2,500,000       185,312,500
---------------------------------------------------------------
Chiron Corp.(a)                     1,000,000        28,562,500
---------------------------------------------------------------
Genzyme Corp.(a)                      527,300        20,169,225
---------------------------------------------------------------
                                                    234,044,225
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.64%

Adelphia Communications Corp.(a)    1,000,000        54,625,000
---------------------------------------------------------------

AMFM Inc.(a)                        2,250,000       157,500,000

---------------------------------------------------------------
AT&T Corp.-Liberty Media
  Group-Class A(a)                  3,000,000       119,062,500
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              1,500,000        68,156,250
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)      1,050,000        85,050,000
---------------------------------------------------------------
Univision Communications,
  Inc.-Class A(a)                   1,465,400       124,650,587
---------------------------------------------------------------
USA Networks, Inc.(a)               1,317,800        59,383,362
---------------------------------------------------------------
Westwood One, Inc.(a)                 887,400        40,931,325
---------------------------------------------------------------
                                                    709,359,024
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-9.95%

ADC Telecommunications, Inc.(a)     1,750,000        83,453,125
---------------------------------------------------------------
Comverse Technology, Inc.(a)        1,500,000       170,250,000
---------------------------------------------------------------
Corning, Inc.                       3,186,600       250,546,425
---------------------------------------------------------------
General Instrument Corp.(a)         1,900,000       102,243,750
---------------------------------------------------------------
JDS Uniphase Corp.(a)               1,500,000       250,312,500
---------------------------------------------------------------
Lucent Technologies Inc.(b)         3,849,120       247,305,960
---------------------------------------------------------------
Motorola, Inc.                        750,000        73,078,125
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)             1,500,000       173,343,750
---------------------------------------------------------------
QUALCOMM, Inc.(a)                     250,000        55,687,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

Scientific-Atlanta, Inc.            2,000,000   $   114,500,000
---------------------------------------------------------------
                                                  1,520,721,135
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.39%

Apple Computer, Inc.(a)             1,000,000        80,125,000
---------------------------------------------------------------
Gateway, Inc.(a)                    2,000,000       132,125,000
---------------------------------------------------------------
                                                    212,250,000
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.87%

Exodus Communications, Inc.(a)        341,700        29,386,200
---------------------------------------------------------------
VeriSign, Inc.(a)                     835,000       103,122,500
---------------------------------------------------------------
                                                    132,508,700
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.06%

Adaptec, Inc.(a)                    3,000,000       135,000,000
---------------------------------------------------------------
EMC Corp.(a)(b)(c)                  3,500,000       255,500,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.- Class A(a)                  1,000,000        78,062,500
---------------------------------------------------------------
                                                    468,562,500
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-15.30%

America Online, Inc.(a)             2,625,000       340,429,687
---------------------------------------------------------------
At Home Corp.(a)                    1,150,000        42,981,250
---------------------------------------------------------------
BMC Software, Inc.(a)               2,500,000       160,468,750
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                         675,000        48,600,000
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(a)       750,000        86,765,625
---------------------------------------------------------------
Citrix Systems, Inc.(a)             2,800,000       179,550,000
---------------------------------------------------------------
Compuware Corp.(a)                  1,250,000        34,765,625
---------------------------------------------------------------
Electronic Arts, Inc.(a)            1,250,000       101,015,625
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)    2,000,000        80,625,000
---------------------------------------------------------------
Inktomi Corp.(a)                      750,000        76,078,125
---------------------------------------------------------------
Intuit, Inc.(a)                     3,750,000       109,218,750
---------------------------------------------------------------
J.D. Edwards & Co.(a)               1,050,000        25,134,375
---------------------------------------------------------------
Lycos, Inc.(a)                      3,000,000       160,500,000
---------------------------------------------------------------
Microsoft Corp.(a)                  1,150,000       106,446,875
---------------------------------------------------------------
Novell, Inc.(a)                     1,000,000        20,062,500
---------------------------------------------------------------
RealNetworks, Inc.(a)               1,000,000       109,687,500
---------------------------------------------------------------
Siebel Systems, Inc.(a)               600,000        65,887,500
---------------------------------------------------------------
Synopsys, Inc.(a)                   1,000,000        62,312,500
---------------------------------------------------------------
Verio, Inc.(a)                      2,125,000        79,289,063
---------------------------------------------------------------
VERITAS Software Corp.(a)           2,500,000       269,687,500
---------------------------------------------------------------
Yahoo! Inc.(a)                      1,000,000       179,062,500
---------------------------------------------------------------
                                                  2,338,568,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

CONSUMER FINANCE-2.41%

Capital One Financial Corp.         2,323,700   $   123,156,100
---------------------------------------------------------------
Providian Financial Corp.           1,800,000       196,200,000
---------------------------------------------------------------
SLM Holding Corp.                   1,000,000        48,937,500
---------------------------------------------------------------
                                                    368,293,600
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-5.18%

American Power Conversion
  Corp.(a)                          5,250,000       117,796,875
---------------------------------------------------------------
Conexant Systems, Inc.(a)           2,000,000       186,750,000
---------------------------------------------------------------
Sanmina Corp.(a)                    1,000,000        90,062,500
---------------------------------------------------------------
Solectron Corp.(a)                  3,000,000       225,750,000
---------------------------------------------------------------
Symbol Technologies, Inc.           2,625,000       104,343,750
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)     2,750,000        67,203,125
---------------------------------------------------------------
                                                    791,906,250
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.11%

AVX Corp.                             428,100        17,124,000
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.29%

General Motors Corp.-Class H(a)       600,000        43,687,500
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.88%

PE Corp-PE Biosystems Group         1,550,000       100,556,250
---------------------------------------------------------------
Waters Corp.(a)                       650,000        34,531,250
---------------------------------------------------------------
                                                    135,087,500
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-9.30%

Altera Corp.(a)                     2,875,000       139,796,875
---------------------------------------------------------------
Analog Devices, Inc.(a)             3,000,000       159,375,000
---------------------------------------------------------------
ASM Lithography Holding N.V.
  (Netherlands)(a)                    650,000        47,206,250
---------------------------------------------------------------
Atmel Corp.(a)                        916,800        35,411,400
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)      4,000,000       102,250,000
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       139,875,000
---------------------------------------------------------------
LSI Logic Corp.(a)                  2,000,000       106,375,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           1,500,000       118,406,250
---------------------------------------------------------------
Microchip Technology, Inc.(a)       1,338,375        89,169,234
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                 2,499,700       235,596,725
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)      2,000,000        91,750,000
---------------------------------------------------------------
Xilinx, Inc.(a)                     2,000,000       157,250,000
---------------------------------------------------------------
                                                  1,422,461,734
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.67%

Applied Materials, Inc.(a)            500,000        44,906,250
---------------------------------------------------------------
KLA-Tencor Corp.(a)                 1,200,000        95,025,000
---------------------------------------------------------------
Novellus Systems, Inc.(a)             500,000        38,750,000
---------------------------------------------------------------
Teradyne, Inc.(a)                   2,000,000        77,000,000
---------------------------------------------------------------
                                                    255,681,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.36%

American Express Co.                  575,000        88,550,000
---------------------------------------------------------------
Citigroup, Inc.                     1,100,000        59,537,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

MGIC Investment Corp.               1,000,000   $    59,750,000
---------------------------------------------------------------
                                                    207,837,500
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.46%

Park Place Entertainment(a)         5,304,000        69,615,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.80%

Forest Laboratories, Inc.(a)        1,500,000        68,812,500
---------------------------------------------------------------
Jones Pharma, Inc.(d)               3,691,275       114,429,525
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                  1,200,000        36,600,000
---------------------------------------------------------------
MedImmune, Inc.(a)                    500,000        56,000,000
---------------------------------------------------------------
                                                    275,842,025
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.32%

Express Scripts, Inc.-Class A(a)    1,000,000        49,125,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.38%

Bausch & Lomb, Inc.                 1,000,000        54,000,000
---------------------------------------------------------------
Biomet, Inc.                        2,500,000        75,312,500
---------------------------------------------------------------
Medtronic, Inc.                     1,500,000        51,937,500
---------------------------------------------------------------
Sybron International Corp.(a)       1,250,000        29,765,625
---------------------------------------------------------------
                                                    211,015,625
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.33%

AFLAC, Inc.                         1,000,000        51,125,000
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.02%

Schwab (Charles) Corp. (The)        4,000,000       155,750,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.53%

Federated Investors, Inc.-Class
  B                                 2,064,000        35,604,000
---------------------------------------------------------------
Knight/Trimark Group, Inc.-Class
  A(a)                              1,750,000        45,609,375
---------------------------------------------------------------
                                                     81,213,375
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.91%

Harley-Davidson, Inc.               2,350,000       139,384,375
---------------------------------------------------------------

NATURAL GAS-0.40%

El Paso Energy Corp.                1,500,000        61,500,000
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-3.60%

Baker Hughes, Inc.                  2,000,000        55,875,000
---------------------------------------------------------------
BJ Services Co.(a)                  2,000,000        68,625,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)(d)          2,750,000       106,390,625
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.     1,000,000        31,750,000
---------------------------------------------------------------
Global Industries Ltd.(a)           3,000,000        24,000,000
---------------------------------------------------------------
R&B Falcon Corporation(a)           3,716,600        46,225,213
---------------------------------------------------------------
Rowan Companies, Inc.(a)            2,250,000        35,015,625
---------------------------------------------------------------
Smith International, Inc.(a)        1,750,000        60,484,375
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Transocean Offshore, Inc.           1,500,000   $    40,781,250
---------------------------------------------------------------
Varco International, Inc.(a)        2,499,400        26,399,913
---------------------------------------------------------------
Weatherford International,
  Inc.(a)                           1,600,000        54,200,000
---------------------------------------------------------------
                                                    549,747,001
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.99%

Apache Corp.                        1,790,000        69,810,000
---------------------------------------------------------------
EOG Resources, Inc.                 3,200,000        66,600,000
---------------------------------------------------------------
Santa Fe Snyder Corp.(a)            1,750,000        15,093,750
---------------------------------------------------------------
                                                    151,503,750
---------------------------------------------------------------

PERSONAL CARE-0.23%

Estee Lauder Cos. Inc.-Class A        750,000        34,968,750
---------------------------------------------------------------

PUBLISHING-0.43%

McGraw-Hill Cos., Inc. (The)        1,100,000        65,587,500
---------------------------------------------------------------

RAILROADS-0.70%

Kansas City Southern Industries,
  Inc.                              2,250,000       106,734,375
---------------------------------------------------------------

RESTAURANTS-0.78%

Brinker International, Inc.(a)      2,000,000        46,625,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)         1,750,000        40,250,000
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                             851,500        31,824,813
---------------------------------------------------------------
                                                    118,699,813
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.58%

Lowe's Companies, Inc.              1,600,000        88,000,000
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-2.95%

Best Buy Co., Inc.(a)               1,750,000        97,234,375
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,954,600       120,696,550
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                             2,500,000       106,718,750
---------------------------------------------------------------
Tandy Corp.                         2,000,000       125,875,000
---------------------------------------------------------------
                                                    450,524,675
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.98%

Kohl's Corp.(a)                     2,000,000       149,625,000
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.17%

Dollar Tree Stores, Inc.(a)         1,810,600        78,874,263
---------------------------------------------------------------
Family Dollar Stores, Inc.          2,850,000        58,781,250
---------------------------------------------------------------
Ross Stores, Inc.                   2,000,000        41,250,000
---------------------------------------------------------------
                                                    178,905,513
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.27%

Kroger Co. (The)(a)                 2,000,000        41,625,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-2.80%

Barnes & Noble, Inc.(a)             1,153,000        23,996,813
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)          2,750,100        91,612,706
---------------------------------------------------------------
eToys, Inc.(a)                      1,169,000        69,847,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

RETAIL (SPECIALTY)-(CONTINUED)

Linens 'n Things, Inc.(a)           1,285,300   $    51,090,675
---------------------------------------------------------------
Staples, Inc.(a)                    6,000,000       133,125,000
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)            1,077,500        57,915,625
---------------------------------------------------------------
                                                    427,588,569
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.76%

American Eagle Outfitters,
  Inc.(a)                             808,300        34,605,344
---------------------------------------------------------------
Intimate Brands, Inc.               1,000,000        41,000,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(d)      2,310,075        50,677,270
---------------------------------------------------------------
Talbots, Inc. (The)                 1,302,100        61,280,081
---------------------------------------------------------------
TJX Companies, Inc. (The)           3,000,000        81,375,000
---------------------------------------------------------------
                                                    268,937,695
---------------------------------------------------------------

SERVICES (ADVERTISING/
  MARKETING)-3.31%

CMGI, Inc.(a)                         500,000        54,718,750
---------------------------------------------------------------
Interpublic Group of Companies,
  Inc.                              1,000,000        40,625,000
---------------------------------------------------------------
Lamar Advertising Co.(a)(d)         3,025,000       163,350,000
---------------------------------------------------------------
Omnicom Group, Inc.                 2,500,000       220,000,000
---------------------------------------------------------------
TMP Worldwide, Inc.(a)                450,000        28,096,875
---------------------------------------------------------------
                                                    506,790,625
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.91%

ChoicePoint, Inc.(a)                  617,300        38,156,856
---------------------------------------------------------------
Cintas Corp.                        1,500,000        90,375,000
---------------------------------------------------------------
Viad Corp.                            400,500         9,837,281
---------------------------------------------------------------
                                                    138,369,137
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-3.02%

Affiliated Computer Services,
  Inc.-Class A(a)                   1,000,000        38,000,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                6,750,000       182,671,875
---------------------------------------------------------------
DST Systems, Inc.(a)                  750,000        47,765,625
---------------------------------------------------------------
Fiserv, Inc.(a)                     3,750,000       120,000,000
---------------------------------------------------------------
Paychex, Inc.                       1,875,000        73,828,125
---------------------------------------------------------------
                                                    462,265,625
---------------------------------------------------------------

SPECIALTY PRINTING-0.32%

Valassis Communications, Inc.(a)    1,125,000        48,375,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.63%

Crown Castle International
  Corp.(a)                          2,750,000        52,937,500
---------------------------------------------------------------
Metromedia Fiber Network,
  Inc.-Class A(a)                   1,290,000        42,650,625
---------------------------------------------------------------
                                                     95,588,125
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.23%

Global TeleSystems Group,
  Inc.(a)                           1,500,000        35,906,250
---------------------------------------------------------------

TELEPHONE-1.38%

CenturyTel, Inc.                    2,249,925        90,981,342
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

TELEPHONE-(CONTINUED)

Cincinnati Bell, Inc.(a)            1,000,000   $    20,812,500
---------------------------------------------------------------
NTL, Inc.(a)                          687,500        51,820,313
---------------------------------------------------------------
RCN Corp.(a)                        1,000,000        47,875,000
---------------------------------------------------------------
                                                    211,489,155
---------------------------------------------------------------

TEXTILES (APPAREL)-0.90%

Jones Apparel Group, Inc.(a)        2,563,800        81,080,175
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)             2,000,000        56,500,000
---------------------------------------------------------------
                                                    137,580,175
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $8,597,266,374)                            14,606,399,932
---------------------------------------------------------------

                         NUMBER
                           OF       EXERCISE   EXPIRATION    MARKET
                        CONTRACTS    PRICE        DATE       VALUE
OPTIONS
PURCHASED-0.00%
COMPUTERS
  (PERIPHERALS)-0.00%
EMC Corp. (Cost
  $1,338,808)             5,691       $60        Dec-99     $604,669
--------------------------------------------------------------------

                                                     MARKET
                                     SHARES           VALUE

MONEY MARKET FUNDS-4.63%

STIC Liquid Assets Portfolio(e)    353,486,756       353,486,756
----------------------------------------------------------------
STIC Prime Portfolio(e)            353,486,756       353,486,756
----------------------------------------------------------------
    Total Money Market Funds
      (Cost $706,973,512)                            706,973,512
----------------------------------------------------------------
TOTAL INVESTMENTS-100.17%                         15,313,978,113
----------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.17%)                                     (25,496,319)
----------------------------------------------------------------
NET ASSETS-100.00%                               $15,288,481,794
================================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)A portion of this security is subject to call options.
(c)A portion of this security is subject to put options.
(d)Affiliated issuers are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 10/31/99 was $434,847,420 which represented 2.84% of the Fund's net assets.
(e)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $9,305,578,694)                            $15,313,978,113
------------------------------------------------------------
Receivables for:
  Investments sold                                71,399,488
------------------------------------------------------------
  Capital stock sold                              10,526,738
------------------------------------------------------------
  Dividends and interest                           2,290,468
------------------------------------------------------------
Investment for deferred compensation plan            183,244
------------------------------------------------------------
Other assets                                          52,373
============================================================
      Total assets                            15,398,430,424
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           56,379,176
------------------------------------------------------------
  Capital stock reacquired                        30,978,770
------------------------------------------------------------
  Deferred compensation                              183,244
------------------------------------------------------------
  Options written (premiums received
    $3,848,894)                                    5,097,494
------------------------------------------------------------
Accrued advisory fees                              7,461,612
------------------------------------------------------------
Accrued administrative services fees                  70,930
------------------------------------------------------------
Accrued directors' fees                                9,103
------------------------------------------------------------
Accrued distribution fees                          5,519,204
------------------------------------------------------------
Accrued transfer agent fees                        3,222,924
------------------------------------------------------------
Accrued operating expenses                         1,026,173
------------------------------------------------------------
      Total liabilities                          109,948,630
------------------------------------------------------------
Net assets applicable to shares outstanding  $15,288,481,794
============================================================

NET ASSETS:

Class A                                      $14,292,905,417
============================================================
Class B                                      $   589,717,520
============================================================
Class C                                      $   161,489,815
============================================================
Institutional Class                          $   244,369,042
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                    412,537,590
============================================================
Class B:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     17,344,531
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      4,751,201
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,787,086
============================================================
Class A:
  Net asset value and redemption price per
    share                                    $         34.65
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $34.65 / 94.50%)     $         36.67
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         34.00
------------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                    $         33.99
------------------------------------------------------------
Institutional Class:
  Net asset value, offering and redemption
    price per share                          $         36.01
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $242,135 foreign
  withholding tax)                            $   43,615,002
------------------------------------------------------------
Interest                                          42,276,941
============================================================
    Total investment income                       85,891,943
------------------------------------------------------------
EXPENSES:

Advisory fees                                     90,458,750
------------------------------------------------------------
Administrative services fees                         431,120
------------------------------------------------------------
Custodian fees                                       801,999
------------------------------------------------------------
Directors' fees                                       93,740
------------------------------------------------------------
Distribution fees-Class A                         40,983,445
------------------------------------------------------------
Distribution fees-Class B                          4,365,731
------------------------------------------------------------
Distribution fees-Class C                          1,175,217
------------------------------------------------------------
Transfer agent fees-Class A                       23,308,682
------------------------------------------------------------
Transfer agent fees-Class B                        1,540,074
------------------------------------------------------------
Transfer agent fees-Class C                          368,612
------------------------------------------------------------
Transfer agent fees-Institutional Class               22,937
------------------------------------------------------------
Other                                              2,563,084
============================================================
    Total expenses                               166,113,391
------------------------------------------------------------
Less: Fees waived by advisor                      (3,107,849)
------------------------------------------------------------
    Expenses paid indirectly                        (238,341)
============================================================
    Net expenses                                 162,767,201
============================================================
Net investment income (loss)                     (76,875,258)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                        1,641,321,263
------------------------------------------------------------
  Option contracts written                         2,695,940
============================================================
                                               1,644,017,203
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        2,670,530,284
------------------------------------------------------------
  Foreign currencies                                  (1,219)
------------------------------------------------------------
  Option contracts written                        (1,395,306)
============================================================
                                               2,669,133,759
============================================================
      Net gain from investment securities,
         foreign currencies, and option
         contracts                             4,313,150,962
============================================================
Net increase in net assets resulting from
  operations                                  $4,236,275,704
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999                1998
                                                              ---------------     ---------------
OPERATIONS:
  Net investment income (loss)                                $   (76,875,258)    $   (68,697,946)
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and option contracts                            1,644,017,203         459,324,772
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, and option
    contracts                                                   2,669,133,759        (647,916,119)
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                               4,236,275,704        (257,289,293)
=================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (337,206,115)     (1,023,550,465)
-------------------------------------------------------------------------------------------------
  Class B                                                          (8,290,207)         (2,750,431)
-------------------------------------------------------------------------------------------------
  Class C                                                          (2,229,567)         (2,040,204)
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (5,075,580)        (13,510,099)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,783,881,252)       (667,156,467)
-------------------------------------------------------------------------------------------------
  Class B                                                         205,093,817         292,437,630
-------------------------------------------------------------------------------------------------
  Class C                                                          55,508,352          60,444,760
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (4,793,973)         17,436,212
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                    2,355,401,179      (1,595,978,357)
-------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          12,933,080,615      14,529,058,972
-------------------------------------------------------------------------------------------------
  End of period                                               $15,288,481,794     $12,933,080,615
=================================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $ 7,663,956,851     $ 9,156,848,152
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (551,737)           (994,714)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and option contracts        1,617,926,281         439,210,537
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                            6,007,150,399       3,338,016,640
-------------------------------------------------------------------------------------------------
                                                              $15,288,481,794     $12,933,080,615
=================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

    On October 31, 1999, undistributed net investment income increased by $77,318,235, undistributed net realized gains decreased by $112,499,990 and paid in capital increased $35,181,755 as a result of net operating tax loss in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $3,107,849. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $431,120 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $11,438,795 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the

Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $40,983,445, $4,365,731 and $1,175,217, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,182,696 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $605,519 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $31,683 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $170,495 and $67,846, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $238,341 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $8,369,125,551 and $10,276,104,460, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $6,146,948,281
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (161,712,109)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $5,985,236,172
==========================================================
Cost of investments for tax purposes is $9,328,741,941.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of period                                              1,875    $   357,644
-------------------------------------------------------------------------------------
Written                                                         41,226      7,516,095
-------------------------------------------------------------------------------------
Closed                                                         (17,190)    (3,487,198)
-------------------------------------------------------------------------------------
Expired                                                         (3,820)      (537,647)
-------------------------------------------------------------------------------------
End of period                                                   22,091    $ 3,848,894
=====================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                      OCTOBER 31,      UNREALIZED
                                         CONTRACT   STRIKE   NUMBER OF    PREMIUMS        1999        APPRECIATION
                 ISSUE                    MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
---------------------------------------  --------   ------   ---------   ----------   ------------   --------------
EMC Corp.                                Jan. 00     $75       2,846     $1,162,552    $1,849,900     $  (687,348)
-------------------------------------------------------------------------------------------------------------------
Lucent Technologies Inc.                 Nov. 99      65      19,245      2,686,342     3,247,594        (561,252)
-------------------------------------------------------------------------------------------------------------------
                                                              22,091     $3,848,894    $5,097,494     $(1,248,600)
===================================================================================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                      1999                             1998
                                                         ------------------------------   ------------------------------
                                                            SHARES          AMOUNT           SHARES          AMOUNT
                                                         ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                  98,564,141   $ 2,981,238,092    271,511,337   $ 7,555,171,888
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  10,942,571       332,728,027     12,877,388       356,713,527
------------------------------------------------------------------------------------------------------------------------
  Class C                                                   5,133,893       156,450,704      2,960,570        81,123,332
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       1,596,295        51,100,608      2,149,830        60,442,629
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                  11,320,463       318,895,308     38,633,795       977,878,833
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     286,888         7,992,642        104,498         2,643,686
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      75,962         2,115,494         76,723         1,938,518
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         170,003         4,957,282        494,582        12,886,955
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                (167,354,090)   (5,084,014,652)  (330,045,727)   (9,200,207,188)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (4,443,036)     (135,626,852)    (2,423,778)      (66,919,583)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                  (3,390,263)     (103,057,846)      (842,846)      (22,617,090)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      (1,915,980)      (60,851,863)    (1,977,243)      (55,893,372)
------------------------------------------------------------------------------------------------------------------------
                                                          (49,013,153)  $(1,528,073,056)    (6,480,871)  $  (296,837,865)
========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1999, for a share of Class B capital stock outstanding during the year ended October 31, 1999 and the period November 3, 1997 (date sales commenced) through October 31, 1998 and for a share of Class C capital stock outstanding during each of the years in the two year period ended October 31, 1999 and the period August 4, 1997 (dates sales commenced) through October 31, 1997.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                               1999             1998          1997          1996          1995
                                                            -----------      -----------   -----------   -----------   ----------
Net asset value, beginning of period                        $     26.37      $     29.23   $     25.48   $     23.69   $    18.31
----------------------------------------------------------  -----------      -----------   -----------   -----------   ----------
Income from investment operations:
    Net investment income (loss)                                  (0.17)           (0.14)        (0.11)        (0.06)       (0.05)
----------------------------------------------------------  -----------      -----------   -----------   -----------   ----------
    Net gains (losses) on securities (both realized and
      unrealized)                                                  9.18            (0.62)         4.75          2.60         5.95
----------------------------------------------------------  -----------      -----------   -----------   -----------   ----------
        Total from investment operations                           9.01            (0.76)         4.64          2.54         5.90
----------------------------------------------------------  -----------      -----------   -----------   -----------   ----------
Distributions from net realized gains                             (0.73)           (2.10)        (0.89)        (0.75)       (0.52)
----------------------------------------------------------  -----------      -----------   -----------   -----------   ----------
Net asset value, end of period                              $     34.65      $     26.37   $     29.23   $     25.48   $    23.69
==========================================================  ===========      ===========   ===========   ===========   ==========
Total return(a)                                                   34.81%           (2.30)%       18.86%        11.26%       33.43%
==========================================================  ===========      ===========   ===========   ===========   ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $14,292,905      $12,391,844   $14,319,441   $11,255,506   $7,000,350
==========================================================  ===========      ===========   ===========   ===========   ==========
Ratio of expenses to average net assets(b)                         1.10%(c)         1.10%         1.11%()        1.14%       1.16%
==========================================================  ===========      ===========   ===========   ===========   ==========
Ratio of net investment income (loss) to average net
  assets(d)                                                       (0.50)%(c)       (0.47)%       (0.40)%()     (0.27)%      (0.32)%
==========================================================  ===========      ===========   ===========   ===========   ==========
Portfolio turnover rate                                              62%              76%           67%           58%          45%
==========================================================  ===========      ===========   ===========   ===========   ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.12%, 1.12%, 1.13%, 1.16% and 1.18% for 1999-1995.
(c) Ratios are based on average net assets of $13,661,148,228.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.52)%, (0.50)%, (0.42)%, (0.29)% and (0.34)% for 1999-1995.

                                                                     CLASS B                       CLASS C
                                                              ---------------------    -------------------------------
                                                                1999         1998        1999        1998       1997
                                                              ---------    --------    ---------    -------    -------
Net asset value, beginning of period                          $  26.11     $ 30.04     $  26.10     $ 29.18    $ 30.32
------------------------------------------------------------  --------     --------    --------     -------    -------
Income from investment operations:
   Net investment income (loss)                                  (0.42)      (0.37)(a)    (0.42)      (0.37)(a)   (0.04)
------------------------------------------------------------  --------     --------    --------     -------    -------
   Net gains (losses) on securities (both realized and
     unrealized)                                                  9.04       (1.46)        9.04       (0.61)     (1.10)
------------------------------------------------------------  --------     --------    --------     -------    -------
       Total from investment operations                           8.62       (1.83)        8.62       (0.98)     (1.14)
------------------------------------------------------------  --------     --------    --------     -------    -------
Distributions from net realized gains                            (0.73)      (2.10)       (0.73)      (2.10)        --
------------------------------------------------------------  --------     --------    --------     -------    -------
Net asset value, end of period                                $  34.00     $ 26.11     $  33.99     $ 26.10    $ 29.18
============================================================  ========     ========    ========     =======    =======
Total return(b)                                                 33.64%       (5.86)%      33.65%      (3.12)%    (3.76)%
============================================================  ========     ========    ========     =======    =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                      $589,718     $275,676    $161,490     $76,522    $21,508
============================================================  ========     ========    ========     =======    =======
Ratio of expenses to average net assets(c)                        1.98%(d)    1.98%(e)     1.98%(d)    1.97%      1.84%(e)
============================================================  ========     ========    ========     =======    =======
Ratio of net investment income (loss) to average net
 assets(f)                                                       (1.38)%(d)   (1.36)%(e)  (1.38)%(d)  (1.35)%    (1.12)%(e)
============================================================  ========     ========    ========     =======    =======
Portfolio turnover rate                                             62%         76%          62%         76%        67%
============================================================  ========     ========    ========     =======    =======
(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.00%, and 2.00% (annualized) for 1999-1998 for Class B and 2.00%, 1.99% and
    1.86% (annualized) for 1999-1997 for Class C.
(d) Ratios are based on average net assets of $436,573,129 and $117,521,680 for Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.40)% and (1.38)% (annualized) for 1999-1998 for Class B and (1.40)%, (1.37)% and (1.15)% (annualized) for 1999-1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Dent Demographics Trends Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations, the statement of changes in net assets, and financial highlights for the period June 7, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                            We conducted our audit in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                            In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographics Trends Fund as of October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period June 7, 1999 (date operations commenced) through October 31, 1999 in conformity with generally accepted accounting principles.


                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-93.70%

BANKS (MONEY CENTER)-1.56%

Chase Manhattan Corp. (The)              70,000   $  6,116,250
--------------------------------------------------------------

BANKS (REGIONAL)-0.30%

Dah Sing Financial Group (Hong
  Kong)                                 300,000      1,197,204
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-7.22%

AT&T Corp. - Liberty Media
  Group-Class A(a)                       40,000      1,587,500
--------------------------------------------------------------
Cablevision Systems Corp.-Class
  A(a)                                   55,000      3,715,937
--------------------------------------------------------------
Comcast Corp.-Class A                   250,000     10,531,250
--------------------------------------------------------------
Cox Communications, Inc.-Class A(a)      75,000      3,407,812
--------------------------------------------------------------
Insight Communications Company,
  Inc.(a)                               160,000      3,780,000
--------------------------------------------------------------
MediaOne Group, Inc.(a)                  75,000      5,329,687
--------------------------------------------------------------
                                                    28,352,186
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-7.19%

Comverse Technology, Inc.(a)             50,000      5,675,000
--------------------------------------------------------------
General Instrument Corp.(a)             100,000      5,381,250
--------------------------------------------------------------
Harmonic, Inc.(a)                        30,000      1,781,250
--------------------------------------------------------------
JDS Uniphase Corp.(a)                    25,000      4,171,875
--------------------------------------------------------------
Lucent Technologies Inc.                 20,000      1,285,000
--------------------------------------------------------------
Nokia Oyj-ADR (Finland)                  35,000      4,044,687
--------------------------------------------------------------
Nortel Networks Corp. (Canada)           40,000      2,477,500
--------------------------------------------------------------
QUALCOMM, Inc.(a)                        12,500      2,784,375
--------------------------------------------------------------
Sycamore Networks, Inc.(a)                3,000        645,000
--------------------------------------------------------------
                                                    28,245,937
--------------------------------------------------------------

COMPUTERS (HARDWARE)-4.92%

Apple Computer, Inc.(a)                  75,000      6,009,375
--------------------------------------------------------------
Dell Computer Corp.(a)                   75,000      3,009,375
--------------------------------------------------------------
Gateway, Inc.(a)                        100,000      6,606,250
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                35,000      3,703,437
--------------------------------------------------------------
                                                    19,328,437
--------------------------------------------------------------

COMPUTERS (NETWORKING)-1.88%

Cisco Systems, Inc.(a)                  100,000      7,400,000
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.60%

EMC Corp.(a)                             45,000      3,285,000
--------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                        38,700      3,021,019
--------------------------------------------------------------
                                                     6,306,019
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-16.28%

Agile Software Corp.(a)                  25,000      2,450,000
--------------------------------------------------------------
Alteon Websystems, Inc.(a)               10,200        731,850
--------------------------------------------------------------
America Online, Inc.(a)                  50,000      6,484,375
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Clarify, Inc.(a)                         40,000   $  3,090,000
--------------------------------------------------------------
E.piphany, Inc.(a)                       17,400      1,496,400
--------------------------------------------------------------
Intuit, Inc.(a)                         200,000      5,825,000
--------------------------------------------------------------
Microsoft Corp.(a)                      130,000     12,033,125
--------------------------------------------------------------
Novell, Inc.(a)                         600,000     12,037,500
--------------------------------------------------------------
Oracle Corp.(a)                          25,000      1,189,062
--------------------------------------------------------------
VERITAS Software Corp.(a)               100,000     10,787,500
--------------------------------------------------------------
Visio Corp.(a)                           75,000      2,969,531
--------------------------------------------------------------
Vixel Corp.(a)                           40,000      1,280,000
--------------------------------------------------------------
Yahoo! Inc.(a)                           20,000      3,581,250
--------------------------------------------------------------
                                                    63,955,593
--------------------------------------------------------------

CONSUMER FINANCE-1.39%

Providian Financial Corp.                50,000      5,450,000
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.95%

Conexant Systems, Inc.(a)                40,000      3,735,000
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-3.12%

Cypress Semiconductor Corp.(a)          150,000      3,834,375
--------------------------------------------------------------
Intel Corp.                              50,000      3,871,875
--------------------------------------------------------------
SDL, Inc.(a)                             15,000      1,849,687
--------------------------------------------------------------
Texas Instruments, Inc.                  30,000      2,692,500
--------------------------------------------------------------
                                                    12,248,437
--------------------------------------------------------------

ENTERTAINMENT-1.70%

Time Warner Inc.                         75,000      5,226,563
--------------------------------------------------------------
World Wrestling Federation
  Entertainment, Inc.(a)                 60,000      1,447,500
--------------------------------------------------------------
                                                     6,674,063
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.53%

Applied Materials, Inc.(a)               35,000      3,143,438
--------------------------------------------------------------
Teradyne, Inc.(a)                        75,000      2,887,500
--------------------------------------------------------------
                                                     6,030,938
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.90%

American Express Co.                     90,000     13,860,000
--------------------------------------------------------------
Citigroup Inc.                          100,000      5,412,500
--------------------------------------------------------------
                                                    19,272,500
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-6.87%

Bristol-Myers Squibb Co.                100,000      7,681,250
--------------------------------------------------------------
Johnson & Johnson                        70,000      7,332,500
--------------------------------------------------------------
Warner-Lambert Co.                      150,000     11,971,875
--------------------------------------------------------------
                                                    26,985,625
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DRUGS-GENERIC &
OTHER)-0.64%

Genetech, Inc.(a)                        10,000   $  1,457,500
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                   35,000      1,067,500
--------------------------------------------------------------
                                                     2,525,000
--------------------------------------------------------------
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.90%

Pfizer, Inc.                            200,000      7,900,000
--------------------------------------------------------------
Schering-Plough Corp.                   150,000      7,425,000
--------------------------------------------------------------
                                                    15,325,000
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.26%

Guidant Corp.                           100,000      4,937,500
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.10%

American International Group, Inc.       80,000      8,235,000
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-6.82%

Merrill Lynch & Co., Inc.                75,000      5,887,500
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        110,000     12,134,375
--------------------------------------------------------------
Schwab (Charles) Corp. (The)            225,000      8,760,938
--------------------------------------------------------------
                                                    26,782,813
--------------------------------------------------------------
LODGING-HOTELS-1.13%
Carnival Corp.                          100,000      4,450,000
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-3.71%

Tyco International Ltd.                 365,000     14,577,188
--------------------------------------------------------------

RAILROADS-0.72%

Kansas City Southern Industries,
  Inc.                                   60,000      2,846,250
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.31%

Home Depot, Inc. (The)                   40,000      3,020,000
--------------------------------------------------------------
Lowe's Companies, Inc.                  110,000      6,050,000
--------------------------------------------------------------
                                                     9,070,000

                                                     MARKET
                                       SHARES        VALUE
RETAIL (BUILDING SUPPLIES)-(CONTINUED)
--------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-4.69%

Best Buy Co., Inc.(a)                   140,000   $  7,778,750
--------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                                  80,000      3,415,000
--------------------------------------------------------------
Tandy Corp.                             115,000      7,237,813
--------------------------------------------------------------
                                                    18,431,563
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.90%

Amazon.com, Inc.(a)                      50,000      3,531,250
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.82%

American Eagle Outfitters, Inc.(a)       75,000      3,210,938
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-3.29%

Nextel Communications, Inc.-Class
  A(a)                                  150,000     12,928,125
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $328,287,739)                                368,148,816
--------------------------------------------------------------

MONEY MARKET FUNDS-6.23%

STIC Liquid Assets Portfolio(b)      12,250,775     12,250,775
--------------------------------------------------------------
STIC Prime Portfolio(b)              12,250,775     12,250,775
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $24,501,550)                                  24,501,550
--------------------------------------------------------------
TOTAL INVESTMENTS-99.93%                           392,650,366
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.07%                    258,135
--------------------------------------------------------------
NET ASSETS-100.00%                                $392,908,501
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments, at market value (cost
  $352,789,289)                             $392,650,366
--------------------------------------------------------
Receivables for:
  Capital stock sold                           7,895,024
--------------------------------------------------------
  Dividends and interest                         116,171
--------------------------------------------------------
Investment for deferred compensation plan          2,653
--------------------------------------------------------
Other assets                                      99,883
--------------------------------------------------------
    Total assets                             400,764,097
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        6,597,126
--------------------------------------------------------
  Deferred compensation plan                       2,653
--------------------------------------------------------
  Capital stock reacquired                       550,419
--------------------------------------------------------
Accrued advisory fees                            352,181
--------------------------------------------------------
Accrued administrative services fees               4,247
--------------------------------------------------------
Accrued directors' fees                            1,900
--------------------------------------------------------
Accrued distribution fees                        231,529
--------------------------------------------------------
Accrued transfer agent fees                       44,956
--------------------------------------------------------
Accrued operating expenses                        70,585
--------------------------------------------------------
    Total liabilities                          7,855,596
--------------------------------------------------------
Net assets applicable to shares
  outstanding                               $392,908,501
========================================================

NET ASSETS:

Class A                                     $163,872,289
========================================================
Class B                                     $177,430,877
========================================================
Class C                                     $ 51,605,335
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

  Class A:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                               13,495,267
========================================================
  Class B:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                               14,649,049
========================================================
  Class C:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                4,260,828
========================================================
Class A:
  Net asset value and redemption price per
    share                                   $      12.14
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.14 divided
      by 94.50%)                            $      12.85
========================================================
Class B:
  Net asset value and offering price per
    share                                   $      12.11
========================================================
Class C:
  Net asset value and offering price per
    share                                   $      12.11
========================================================

STATEMENT OF OPERATIONS

For the period June 7, 1999 (date operations commenced) through October 31, 1999

INVESTMENT INCOME:

Dividends (net of $225 foreign withholding
  tax)                                       $   270,152
--------------------------------------------------------
Interest                                         213,727
--------------------------------------------------------
    Total investment income                      483,879
--------------------------------------------------------

EXPENSES:

Advisory fees                                    690,278
--------------------------------------------------------
Administrative services fees                      16,849
--------------------------------------------------------
Custodian fees                                    19,414
--------------------------------------------------------
Directors' fees                                    5,408
--------------------------------------------------------
Distribution fees -- Class A                     112,110
--------------------------------------------------------
Distribution fees -- Class B                     359,002
--------------------------------------------------------
Distribution fees -- Class C                     104,204
--------------------------------------------------------
Transfer agent fees -- Class A                    82,475
--------------------------------------------------------
Transfer agent fees -- Class B                    80,937
--------------------------------------------------------
Transfer agent fees -- Class C                    24,361
--------------------------------------------------------
Registration and filing fees                      77,325
--------------------------------------------------------
Other                                             69,236
--------------------------------------------------------
    Total expenses                             1,641,599
--------------------------------------------------------
Less: Fee waivers                                (43,724)
--------------------------------------------------------
    Expenses paid indirectly                      (1,853)
--------------------------------------------------------
    Net expenses                               1,596,022
--------------------------------------------------------
Net investment income (loss)                  (1,112,143)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
    Investment securities                     (3,389,752)
--------------------------------------------------------
    Foreign currencies                               (46)
--------------------------------------------------------
                                              (3,389,798)
--------------------------------------------------------
Change in net unrealized appreciation of:
    Investment securities                     39,861,077
--------------------------------------------------------

    Net gain from investment securities and
      foreign currencies                      36,471,279
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                 $35,359,136
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period June 7, 1999 (date operations commenced) through October 31, 1999

                                                              OCTOBER 31,
                                                                  1999
                                                              ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,112,143)
--------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (3,389,798)
--------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  39,861,077
--------------------------------------------------------------------------
    Net increase in net assets resulting from operations        35,359,136
--------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      148,625,216
--------------------------------------------------------------------------
  Class B                                                      161,925,702
--------------------------------------------------------------------------
  Class C                                                       46,998,447
--------------------------------------------------------------------------
    Net increase in net assets                                 392,908,501
--------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                   --
--------------------------------------------------------------------------
  End of period                                               $392,908,501
==========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $356,470,945
--------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (33,769)
--------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (3,389,752)
--------------------------------------------------------------------------
  Unrealized appreciation of investment securities              39,861,077
--------------------------------------------------------------------------
                                                              $392,908,501
==========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
        On October 31, 1999, undistributed net investment income (loss) increased $1,078,374, undistributed net realized gain (loss) increased $46 and paid in capital decreased $1,078,420 as a result of net operating tax loss in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $3,389,675 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. During the period June 7, 1999 (date operations commenced) through October 31, 1999, AIM waived fees of $43,724.
The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period June 7, 1999 (date operations commenced) through October 31, 1999, AIM was paid $16,849 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period June 7, 1999 (date operations commenced) through October 31, 1999, AFS was paid $82,863 for such services. The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period June 7, 1999 (date operations commenced) through October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $112,110, $359,002 and $104,204, respectively, as compensation under the Plans. AIM Distributors received commissions of $551,702 from sales of the Class A shares of the Fund during the period June 7, 1999 (date operations commenced) through October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period June 7, 1999 (date operations commenced) through October 31, 1999, AIM Distributors received $3,886 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors. During the period June 7, 1999 (date operations commenced) through October 31, 1999, the Fund paid legal fees of $988 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the period June 7, 1999 (date operations commenced) through October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $638 and $1,215, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,853 during the period June 7, 1999 (date operations commenced) through October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period June 7, 1999 (date operations commenced) through October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period June 7, 1999 (date operations commenced) through October 31, 1999 was $395,499,125 and $63,821,633, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $47,072,441
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (7,211,441)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $39,861,000
=========================================================================

Cost of investments for tax purposes is $352,789,366.


NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the period June 7, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                  OCTOBER 31, 1999
                                                              -------------------------
                                                                SHARES        AMOUNT
                                                              ----------   ------------
Sold:
  Class A                                                     14,146,708   $155,933,583
---------------------------------------------------------------------------------------
  Class B                                                     14,828,511    163,946,584
---------------------------------------------------------------------------------------
  Class C                                                      4,372,731     48,262,483
---------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
Reacquired:
  Class A                                                       (651,441)    (7,308,367)
---------------------------------------------------------------------------------------
  Class B                                                       (179,461)    (2,020,882)
---------------------------------------------------------------------------------------
  Class C                                                       (111,903)    (1,264,036)
---------------------------------------------------------------------------------------
                                                              32,405,145   $357,549,365
=======================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the period June 7, 1999 (date operations commenced) through October 31, 1999.

                                                                 CLASS A
                                                               -----------
                                                               OCTOBER 31,
                                                                  1999
                                                               -----------
Net asset value, beginning of period                            $  10.00
------------------------------------------------------------    --------
Income from investment operations:
   Net investment income (loss)                                    (0.03)
------------------------------------------------------------    --------
   Net gains on securities (both realized and unrealized)           2.17
------------------------------------------------------------    --------
       Total from investment operations                             2.14
------------------------------------------------------------    --------
Net asset value, end of period                                  $  12.14
============================================================    ========
Total return(a)                                                    21.40%
============================================================    ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                        $163,872
============================================================    ========
Ratio of expenses to average net assets(b)                          1.60%
============================================================    ========
Ratio of net investment income (loss) to average net
 assets(d)                                                         (1.00)%
============================================================    ========
Portfolio turnover rate                                               29%
============================================================    ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(c) Ratios are annualized and based on average net assets of $86,627,852.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (1.05)% (annualized).

                                                                CLASS B         CLASS C
                                                              -----------     -----------
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 1999            1999
                                                              -----------     -----------
Net asset value, beginning of period                           $  10.00         $ 10.00
------------------------------------------------------------   --------         -------
Income from investment operations:
   Net investment income (loss)                                   (0.04)          (0.04)
------------------------------------------------------------   --------         -------
   Net gains on securities (both realized and unrealized)          2.15            2.15
------------------------------------------------------------   --------         -------
       Total from investment operations                            2.11            2.11
------------------------------------------------------------   --------         -------
Net asset value, end of period                                 $  12.11         $ 12.11
============================================================   ========         =======
Total return(a)                                                   21.10%          21.10%
============================================================   ========         =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $177,430         $51,605
============================================================   ========         =======
Ratio of expenses to average net assets(b)                         2.24%           2.24%
============================================================   ========         =======
Ratio of net investment income (loss) to average net
 assets(d)                                                        (1.64)%         (1.64)%
============================================================   ========         =======
Portfolio turnover rate                                              29%             29%
============================================================   ========         =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.29% (annualized) for Class B and 2.29% (annualized) for Class C.
(c) Ratios are annualized and based on average net assets of $89,140,054 and $25,873,790 for Class B and Class C,
     respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.69)%
     (annualized) for Class B and (1.69)% (annualized) for Class
     C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations, the statement of changes in net assets, and financial highlights for the period June 30, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                         We conducted our audit in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund as of October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 1999 (date operations commenced) through October 31, 1999 in conformity with generally accepted accounting principles.


                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                         SHARES      VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-90.30%

AUTOMOBILES-1.43%

Ford Motor Co.                               300   $   16,462
-------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.89%

Fleet Boston Corp.                           500       21,812
-------------------------------------------------------------

BANKS (MONEY CENTER)-2.79%

Bank of America Corp.                        500       32,187
-------------------------------------------------------------

COMPUTERS (HARDWARE)-2.56%

International Business Machines Corp.        300       29,512
-------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-7.13%

Akamai Technologies, Inc.(a)                 200       29,038
-------------------------------------------------------------
BMC Software, Inc.(a)                        300       19,256
-------------------------------------------------------------
Computer Associates International, Inc.      600       33,900
-------------------------------------------------------------
                                                       82,194
-------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.74%

McKesson HBOC, Inc.                        1,000       20,063
-------------------------------------------------------------

ELECTRIC COMPANIES-6.86%

Central and South West Corp.                 800       17,750
-------------------------------------------------------------
Illinova Corp.                               500       15,906
-------------------------------------------------------------
Niagara Mohawk Holdings, Inc.(a)           1,400       22,225
-------------------------------------------------------------
Texas Utilities Co.                          600       23,250
-------------------------------------------------------------
                                                       79,131
-------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.70%

Koninklijke (Royal) Phillips
  Electronics N.V.-ADR (Netherlands)         300       31,181
-------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.79%

McDermott International, Inc.                500        9,063
-------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-9.45%

Associates First Capital Corp.-Class A       400       14,600
-------------------------------------------------------------
Citigroup Inc.                               800       43,300
-------------------------------------------------------------
Fannie Mae                                   300       21,225
-------------------------------------------------------------
MGIC Investment Corp.                        500       29,875
-------------------------------------------------------------
                                                      109,000
-------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.40%

Pharmacia & Upjohn, Inc.                     300       16,181
-------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-3.44%

Columbia/HCA Healthcare Corp.                800       19,300
-------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                          2,300       20,413
-------------------------------------------------------------
                                                       39,713
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
HEALTH CARE (LONG TERM CARE)-0.96%

Manor Care, Inc.(a)                          700   $   11,025
-------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-3.14%

United Healthcare Corp.                      700       36,181
-------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.60%

Beckman Coulter, Inc.                        400       18,400
-------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.86%

UnumProvident Corp.                          300        9,881
-------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.12%

American International Group, Inc.           125       12,867
-------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-2.96%

Travelers Property Casualty Corp.-Class A
                                             500       18,000
-------------------------------------------------------------
XL Capital Ltd.-Class A                      300       16,106
-------------------------------------------------------------
                                                       34,106
-------------------------------------------------------------

INVESTMENT MANAGEMENT-1.82%

Franklin Resources, Inc.                     600       21,000
-------------------------------------------------------------

LEISURE TIME (PRODUCTS)-2.20%

Mattel, Inc.                               1,900       25,413
-------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.34%

Minnesota Mining and Manufacturing Co.       200       19,013
-------------------------------------------------------------
Tyco International Ltd.                      200        7,988
-------------------------------------------------------------
                                                       27,001
-------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.59%

Parker Hannifin Corp.                        400       18,325
-------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-6.00%

Diamond Offshore Drilling, Inc.              500       15,875
-------------------------------------------------------------
ENSCO International, Inc.                    800       15,500
-------------------------------------------------------------
Schlumberger Ltd.                            400       24,225
-------------------------------------------------------------
Transocean Offshore, Inc.                    500       13,594
-------------------------------------------------------------
                                                       69,194
-------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-2.42%

Atlantic Richfield Co.                       300       27,956
-------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-2.51%

Mobil Corp.                                  300       28,950
-------------------------------------------------------------

PAPER & FOREST PRODUCTS-2.28%

International Paper Co.                      500       26,313
-------------------------------------------------------------

PERSONAL CARE-0.84%

Avon Products, Inc.                          300        9,675
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
RETAIL (DEPARTMENT STORES)-1.86%

Federated Department Stores, Inc.(a)         300   $   12,806
-------------------------------------------------------------
Saks, Inc.(a)                                500        8,594
-------------------------------------------------------------
                                                       21,400
-------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.57%

Albertson's, Inc.                            500       18,156
-------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.98%

First Data Corp.                             500       22,844
-------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.03%

AT&T Corp.                                   500       23,375
-------------------------------------------------------------

TELEPHONE-4.46%

Bell Atlantic Corp.                          400       25,975
-------------------------------------------------------------
SBC Communications, Inc.                     500       25,469
-------------------------------------------------------------
                                                       51,444
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
TOBACCO-1.75%

Philip Morris Companies, Inc.                800   $   20,150
-------------------------------------------------------------

WASTE MANAGEMENT-1.83%

Waste Management, Inc.                     1,150       21,131
-------------------------------------------------------------
    Total Common Stocks & Other Equity
      Interests (Cost $1,126,359)                   1,041,286
-------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT
U.S. GOVERNMENT AGENCY
  SECURITIES-10.06%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-10.06%

Discount Notes 5.16%, 11/01/99 (Cost
  $116,000)                             $116,000       116,000
==============================================================
TOTAL INVESTMENTS-100.36%                            1,157,286
==============================================================
LIABILITIES LESS OTHER ASSETS-(0.36%)                   (4,179)
==============================================================
NET ASSETS-100.00%                                  $1,153,107
==============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $1,242,359)                               $  1,157,286
--------------------------------------------------------
Cash                                                 656
--------------------------------------------------------
Receivables for:
--------------------------------------------------------
  Dividends and interest                           1,441
--------------------------------------------------------
  Investment for deferred compensation
    plan                                           1,207
--------------------------------------------------------
  Due from advisor                                10,800
--------------------------------------------------------
Other assets                                       6,374
--------------------------------------------------------
    Total assets                               1,177,764
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           14,373
--------------------------------------------------------
  Deferred compensation                            1,207
--------------------------------------------------------
Accrued administrative services fees               4,247
--------------------------------------------------------
Accrued distribution fees                            322
--------------------------------------------------------
Accrued transfer agent fees                           32
--------------------------------------------------------
Accrued operating expenses                         4,476
--------------------------------------------------------
    Total liabilities                             24,657
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                               $  1,153,107
========================================================

NET ASSETS:

Class A                                     $  1,153,107
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

  Class A:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                  122,735
========================================================
Class A:
  Net asset value and redemption price per
    share                                   $       9.40
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.40 divided
      by 94.50%)                            $       9.95
========================================================

STATEMENT OF OPERATIONS

For the period June 30, 1999 (date operations commenced) through October 31,
1999

INVESTMENT INCOME:

Dividends                                      $  5,355
-------------------------------------------------------
Interest                                          2,565
-------------------------------------------------------
    Total investment income                       7,920
-------------------------------------------------------

EXPENSES:

Advisory fees                                     2,279
-------------------------------------------------------
Administrative services fees                     16,849
-------------------------------------------------------
Custodian fees                                    2,387
-------------------------------------------------------
Directors' fees                                   1,608
-------------------------------------------------------
Distribution fees -- Class A                      1,330
-------------------------------------------------------
Transfer agent fees -- Class A                      155
-------------------------------------------------------
Registration and filing fees                      2,577
-------------------------------------------------------
Printing fees                                     5,752
-------------------------------------------------------
Professional fees                                 5,004
-------------------------------------------------------
Other                                               115
-------------------------------------------------------
    Total expenses                               38,056
-------------------------------------------------------
Less: Fee waivers and reimbursement             (33,310)
-------------------------------------------------------
    Expenses paid indirectly                       (134)
-------------------------------------------------------
    Net expenses                                  4,612
-------------------------------------------------------
Net investment income                             3,308
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
    Investment securities                        10,947
-------------------------------------------------------
    Futures contracts                            (2,451)
-------------------------------------------------------
                                                  8,496
-------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
    Investment securities                       (85,073)
-------------------------------------------------------
    Net gain (loss) from investment
      securities and futures contracts          (76,577)
-------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $(73,269)
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period June 30, 1999 (date operations commenced) through October 31,
1999

                                                              OCTOBER 31,
                                                                 1999
                                                              -----------
OPERATIONS:

  Net investment income                                       $    3,308
-------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                      8,496
-------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                  (85,073)
-------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 (73,269)
-------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      1,226,376
-------------------------------------------------------------------------
    Net increase in net assets                                 1,153,107
-------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                 --
-------------------------------------------------------------------------
  End of period                                               $1,153,107
=========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,222,360
-------------------------------------------------------------------------
  Undistributed net investment income                              7,324
-------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and futures contracts                                          8,496
-------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                             (85,073)
-------------------------------------------------------------------------
                                                              $1,153,107
=========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge and are currently available only to employees of A I M Management Group, Inc., AMVESCAP PLC and their affiliates, to any current or retired officer, director or trustee of The AIM Family of Funds and to residents of Texas. Class B shares and Class C shares will be sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
       On October 31, 1999, undistributed net investment income was increased by $4,016 and paid-in capital decreased by $4,016 as a result of nondeductible expense reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. During the period June 30, 1999 (date operations commenced) through October 31, 1999, AIM waived fees of $2,279 and reimbursed expenses of $31,031.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period June 30, 1999 (date operations commenced) through October 31, 1999, AIM was paid $16,849 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period June 30, 1999 (date operations commenced) through October 31, 1999, AFS was paid $76 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period June 30, 1999 (date operations commenced) through October 31, 1999, the Class A shares paid AIM Distributors $1,330 as compensation under the Plans.
  During the period June 30, 1999 (date operations commenced) through October 31, 1999, the Fund paid legal fees of $951 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the period June 30, 1999 (date operations commenced) through October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $3 and $131, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $134 during the period June 30, 1999 (date operations commenced) through October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period June 30, 1999 (date operations commenced) through October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period June 30, 1999 (date operations commenced) through October 31, 1999 was $1,209,659 and $94,251, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $  49,862
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (138,464)
--------------------------------------------------------
Net unrealized depreciation of investment
  securities                                   $ (88,602)
========================================================

Cost of investments for tax purposes is $1,245,888.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the period June 30, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                OCTOBER 31, 1999
                                                              --------------------
                                                              SHARES      AMOUNT
                                                              -------   ----------
Sold:
  Class A                                                     125,927   $1,256,078
----------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (3,192)     (29,702)
----------------------------------------------------------------------------------
                                                              122,735   $1,226,376
==================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the period June 30, 1999 (date operations commenced) through October 31, 1999.

                                                                CLASS A
                                                              -----------
                                                              OCTOBER 31,
                                                                 1999
                                                              -----------
Net asset value, beginning of period                            $10.00
------------------------------------------------------------    ------
Income from investment operations:
  Net investment income                                           0.03
------------------------------------------------------------    ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.63)
------------------------------------------------------------    ------
      Total from investment operations                           (0.60)
------------------------------------------------------------    ------
Net asset value, end of period                                  $ 9.40
============================================================    ======
Total return(a)                                                  (6.00)%
============================================================    ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,153
============================================================    ======
Ratio of expenses to average net assets(b)                        1.25%
============================================================    ======
Ratio of net investment income to average net assets(d)           0.87%
============================================================    ======
Portfolio turnover rate                                             10%
============================================================    ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 10.02% (annualized).
(c) Ratios are annualized and based on average net assets of $1,127,371.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was (7.90)% (annualized).

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations, the statement of changes in net assets, and financial highlights for the period March 1, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund as of October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period March 1, 1999 (date operations commenced) through October 31, 1999 in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                    MARKET
                                        SHARES       VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-84.06%

BEVERAGES (NON-ALCOHOLIC)-0.52%

Coca-Cola Co. (The)                       1,230   $    72,570
-------------------------------------------------------------

BIOTECHNOLOGY-0.92%

Amgen, Inc.(a)                            1,600       127,600
-------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-6.76%

AT&T Corp.-Liberty Media Group-Class
  A(a)                                    2,600       103,187
-------------------------------------------------------------
Cablevision Systems Corp.-Class A(a)      5,000       337,812
-------------------------------------------------------------
Clear Channel Communications, Inc.(a)     1,980       159,142
-------------------------------------------------------------
Comcast Corp.-Class A                     5,300       223,262
-------------------------------------------------------------
Infinity Broadcasting Corp.-Class A(a)    3,300       114,056
-------------------------------------------------------------
                                                      937,459
-------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.90%

JDS Uniphase Corp.(a)                       400        66,750
-------------------------------------------------------------
Lucent Technologies Inc.                  1,960       125,930
-------------------------------------------------------------
Motorola, Inc.                            2,200       214,362
-------------------------------------------------------------
QUALCOMM, Inc.(a)                           600       133,650
-------------------------------------------------------------
                                                      540,692
-------------------------------------------------------------

COMPUTERS (HARDWARE)-4.71%

Dell Computer Corp.(a)                    3,600       144,450
-------------------------------------------------------------
Gateway, Inc.(a)                          2,100       138,731
-------------------------------------------------------------
International Business Machines Corp.     1,500       147,562
-------------------------------------------------------------
Sun Microsystems, Inc.(a)                 2,100       222,206
-------------------------------------------------------------
                                                      652,949
-------------------------------------------------------------

COMPUTERS (NETWORKING)-2.78%

Cisco Systems, Inc.(a)                    5,200       384,800
-------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.50%

EMC Corp.(a)                              2,000       146,000
-------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                           800        62,450
-------------------------------------------------------------
                                                      208,450
-------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-13.30%

America Online, Inc.(a)                   2,000       259,375
-------------------------------------------------------------
Intuit, Inc.(a)                           2,100        61,163
-------------------------------------------------------------
Microsoft Corp.(a)                        8,400       777,525
-------------------------------------------------------------
Oracle Corp.(a)                           4,000       190,250
-------------------------------------------------------------
Siebel Systems, Inc.(a)                   1,500       164,719
-------------------------------------------------------------
Unisys Corp.(a)                           2,800        67,900
-------------------------------------------------------------
VERITAS Software Corp.(a)                 2,000       215,750
-------------------------------------------------------------
Yahoo! Inc.(a)                              600       107,438
-------------------------------------------------------------
                                                    1,844,120
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
CONSUMER FINANCE-1.02%

Providian Financial Corp.                 1,300   $   141,700
-------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.91%

General Electric Co.                      4,000       542,250
-------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.26%

Intel Corp.                               2,300       178,106
-------------------------------------------------------------
Linear Technology Corp.                   1,100        76,931
-------------------------------------------------------------
LSI Logic Corp.(a)                        1,000        53,188
-------------------------------------------------------------
Texas Instruments, Inc.                   2,100       188,475
-------------------------------------------------------------
Xilinx, Inc.(a)                           1,200        94,350
-------------------------------------------------------------
                                                      591,050
-------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.76%

Applied Materials, Inc.(a)                  550        49,397
-------------------------------------------------------------
Teradyne, Inc.(a)                         1,470        56,595
-------------------------------------------------------------
                                                      105,992
-------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.03%

American Express Co.                      1,000       154,000
-------------------------------------------------------------
Freddie Mac                               7,500       405,469
-------------------------------------------------------------
                                                      559,469
-------------------------------------------------------------

FOOTWEAR-0.41%

Nike, Inc.-Class B                        1,000        56,438
-------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-8.34%

American Home Products Corp.              2,000       104,500
-------------------------------------------------------------
Bristol-Myers Squibb Co.                  4,500       345,656
-------------------------------------------------------------
Johnson & Johnson                         4,000       419,000
-------------------------------------------------------------
Warner-Lambert Co.                        3,600       287,325
-------------------------------------------------------------
                                                    1,156,481
-------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.83%

Merck & Co., Inc.                           900        71,606
-------------------------------------------------------------
Pfizer, Inc.                              7,400       292,300
-------------------------------------------------------------
Pharmacia & Upjohn, Inc.                  1,000        53,938
-------------------------------------------------------------
Schering-Plough Corp.                     2,300       113,850
-------------------------------------------------------------
                                                      531,694
-------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-4.38%

Guidant Corp.                             8,800       434,500
-------------------------------------------------------------
Medtronic, Inc.                           5,000       173,125
-------------------------------------------------------------
                                                      607,625
-------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.29%

Procter & Gamble, Co. (The)               1,700       178,288
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
INSURANCE (MULTI-LINE)-3.19%

American International Group, Inc.        4,300   $   442,631
-------------------------------------------------------------

LODGING (HOTELS)-0.80%

Carnival Corp.                            2,500       111,250
-------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.65%

AlliedSignal, Inc.                        1,100        62,631
-------------------------------------------------------------
Tyco International Ltd.                   4,600       183,713
-------------------------------------------------------------
United Technologies Corp.                 2,000       121,000
-------------------------------------------------------------
                                                      367,344
-------------------------------------------------------------

NATURAL GAS-0.66%

Enron Corp.                               2,300        91,856
-------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.37%

AES Corp.(a)                                900        50,794
-------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.41%

Home Depot, Inc. (The)                    2,675       201,963
-------------------------------------------------------------
Lowe's Companies, Inc.                    2,400       132,000
-------------------------------------------------------------
                                                      333,963
-------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.56%

Best Buy Co., Inc.(a)                     1,400        77,788
-------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-3.00%

Dayton Hudson Corp.                       3,200       206,800
-------------------------------------------------------------
Wal-Mart Stores, Inc.                     3,700       209,744
-------------------------------------------------------------
                                                      416,544
-------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.43%

Gap, Inc. (The)                           1,600        59,400
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
SERVICES (ADVERTISING/MARKETING)-1.08%

Omnicom Group, Inc.                       1,700   $   149,600
-------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.29%

MCI WorldCom, Inc.(a)                     3,700       317,506
-------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $10,450,007)                                 11,658,303
-------------------------------------------------------------

FOREIGN STOCKS-5.21%

CANADA-0.63%

Nortel Networks Corp. (Communications
  Equipment)                              1,400        86,712
-------------------------------------------------------------

FINLAND-4.58%

Nokia Oyj-ADR (Communications
  Equipment)                              5,500       635,594
-------------------------------------------------------------
    Total Foreign Stocks (Cost
      $481,940)                                       722,306
-------------------------------------------------------------

                                       PRINCIPAL
                                        AMOUNT
U.S. TREASURY SECURITIES-0.11%

U.S. TREASURY BILLS-0.11%(B)

  4.748%, 12/23/99 (Cost $14,896)      $ 15,000(c)      14,896
--------------------------------------------------------------

                                        SHARES
MONEY MARKET FUNDS-11.88%

STIC Liquid Assets Portfolio(d)         824,288       824,288
-------------------------------------------------------------
STIC Prime Portfolio(d)                 824,288       824,288
-------------------------------------------------------------
    Total Money Market Funds (Cost
      $1,648,576)                                   1,648,576
-------------------------------------------------------------
TOTAL INVESTMENTS-101.26%                          14,044,081
-------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(1.26%)                (174,655)
-------------------------------------------------------------
NET ASSETS-100.00%                                $13,869,426
=============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contract. See Note 7.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $12,595,419)                               $14,044,081
--------------------------------------------------------
Receivables for:
  Capital stock sold                              92,779
--------------------------------------------------------
  Dividends and interest                           4,890
--------------------------------------------------------
  Investments sold                                68,958
--------------------------------------------------------
  Variation margin                                 3,900
--------------------------------------------------------
  Investment for deferred compensation plan        4,098
--------------------------------------------------------
Other assets                                      30,258
--------------------------------------------------------
    Total assets                              14,248,964
--------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock acquired                         160,389
--------------------------------------------------------
  Investments purchased                          160,022
--------------------------------------------------------
  Deferred compensation plan                       4,098
--------------------------------------------------------
Accrued advisory fees                             10,176
--------------------------------------------------------
Accrued administrative services fees               4,247
--------------------------------------------------------
Accrued directors' fees                              580
--------------------------------------------------------
Accrued distribution fees                          7,598
--------------------------------------------------------
Accrued transfer agent fees                        2,232
--------------------------------------------------------
Accrued operating expenses                        30,196
--------------------------------------------------------
    Total liabilities                            379,538
--------------------------------------------------------
Net assets applicable to shares outstanding  $13,869,426
========================================================

NET ASSETS:

Class A                                      $ 7,785,199
========================================================
Class B                                      $ 5,183,176
========================================================
Class C                                      $   901,051
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

  Class A:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                  689,363
========================================================
  Class B:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                  460,761
========================================================
  Class C:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                   80,064
========================================================
Class A:
  Net asset value and redemption price per
    share                                    $     11.29
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.29 / 94.50%)     $     11.95
========================================================
Class B:
  Net asset value and offering price per
    share                                    $     11.25
========================================================
Class C:
  Net asset value and offering price per
    share                                    $     11.25
========================================================

STATEMENT OF OPERATIONS

For the period March 1, 1999 (date operations commenced) through October 31,
1999

INVESTMENT INCOME:

Dividends (net of $116 foreign withholding
  tax)                                      $     23,063
--------------------------------------------------------
Interest                                          29,637
--------------------------------------------------------
    Total investment income                       52,700
--------------------------------------------------------

EXPENSES:

Advisory fees                                     42,255
--------------------------------------------------------
Administrative services fees                      29,197
--------------------------------------------------------
Custodian fees                                     7,781
--------------------------------------------------------
Directors' fees                                    6,085
--------------------------------------------------------
Distribution fees -- Class A                      13,159
--------------------------------------------------------
Distribution fees -- Class B                      16,134
--------------------------------------------------------
Distribution fees -- Class C                       2,610
--------------------------------------------------------
Transfer agent fees -- Class A                     5,220
--------------------------------------------------------
Transfer agent fees -- Class B                     2,113
--------------------------------------------------------
Transfer agent fees -- Class C                       342
--------------------------------------------------------
Registration and filing fees                      45,848
--------------------------------------------------------
Professional fees                                 24,335
--------------------------------------------------------
Other                                             23,014
--------------------------------------------------------
    Total expenses                               218,093
--------------------------------------------------------
Less: Fee waivers and reimbursement             (118,380)
--------------------------------------------------------
    Expenses paid indirectly                        (203)
--------------------------------------------------------
    Net expenses                                  99,510
--------------------------------------------------------
Net investment income (loss)                     (46,810)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
    Investment securities                       (425,297)
--------------------------------------------------------
    Futures contracts                             (4,655)
--------------------------------------------------------
                                                (429,952)
--------------------------------------------------------
Change in net unrealized appreciation of:
    Investment securities                      1,448,662
--------------------------------------------------------
    Futures contracts                              5,475
--------------------------------------------------------
                                               1,454,137
--------------------------------------------------------

    Net gain from investment securities
      and futures contracts                    1,024,185
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                $    977,375
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period March 1, 1999 (date operations commenced) through October 31,
1999

                                                              OCTOBER 31,
                                                                  1999
                                                              -----------
OPERATIONS:

  Net investment income (loss)                                $   (46,810)
-------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                            (429,952)
-------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                            1,454,137
-------------------------------------------------------------------------
    Net increase in net assets resulting from operations          977,375
-------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       7,163,788
-------------------------------------------------------------------------
  Class B                                                       4,882,266
-------------------------------------------------------------------------
  Class C                                                         845,997
-------------------------------------------------------------------------
    Net increase in net assets                                 13,869,426
-------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                  --
-------------------------------------------------------------------------
  End of period                                               $13,869,426
=========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $12,880,971
-------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (35,730)
-------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                             (429,952)
-------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                           1,454,137
-------------------------------------------------------------------------
                                                              $13,869,426
=========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $11,080 and paid-in capital decreased by $11,080 as a result of nondeductible expense reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $380,100 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
D. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion. During the period March 1, 1999 (date operations commenced) through October 31, 1999, AIM waived fees of $32,079 and reimbursed expenses of $86,301.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period March 1, 1999 (date operations commenced) through October 31, 1999, AIM was paid $29,197 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period March 1, 1999 (date operations commenced) through October 31, 1999, AFS was paid $2,310 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period March 1, 1999 (date operations commenced) through October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $13,159, $16,134 and 2,610, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,562 from sales of the Class A shares of the Fund during the period March 1, 1999 (date operations commenced) through October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period March 1, 1999 (date operations commenced) through October 31, 1999, AIM Distributors received $373 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the period March 1, 1999 (date operations commenced) through October 31, 1999, the Fund paid legal fees of $2,211 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the period March 1, 1999 (date operations commenced) through October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $55 and $148, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $203 during the period March 1, 1999 (date operations commenced) through October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period March 1, 1999 (date operations commenced) through October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period March 1, 1999 (date operations commenced) through October 31, 1999 was $12,918,797 and $1,561,062, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $1,703,186
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (298,900)
------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $1,404,286
========================================================================

Cost of investments for tax purposes is $12,639,795

NOTE 7-FUTURES CONTRACTS

On October 31, 1999, $15,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                               NO. OF       MONTH/      UNREALIZED
                          CONTRACT                            CONTRACTS   COMMITMENT   APPRECIATION
------------------------------------------------------------  ---------   ----------   ------------
E-mini S & P 500 Index                                          3          Dec. 99        $5,475
============================================================  =========   ==========   ============

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the period March 1, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                       1999
                                                              -----------------------
                                                               SHARES       AMOUNT
                                                              ---------   -----------
Sold:
  Class A                                                       788,751   $ 8,217,840
-------------------------------------------------------------------------------------
  Class B                                                       577,653     6,130,128
-------------------------------------------------------------------------------------
  Class C                                                        85,761       907,295
-------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
Reacquired:
  Class A                                                       (99,388)   (1,054,052)
-------------------------------------------------------------------------------------
  Class B                                                      (116,892)   (1,247,862)
-------------------------------------------------------------------------------------
  Class C                                                        (5,697)      (61,298)
-------------------------------------------------------------------------------------
                                                              1,230,188   $12,892,051
=====================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the period March 1, 1999 (date operations commenced) through October 31, 1999, and for a share of Class B and Class C outstanding during the period April 5, 1999 (date sales commenced) through October 31, 1999.

                                                               CLASS A
                                                               -------
                                                                1999
                                                               -------
Net asset value, beginning of period                           $10.00
------------------------------------------------------------   ------
Income from investment operations:
   Net investment income (loss)                                 (0.04)
------------------------------------------------------------   ------
   Net gains on securities (both realized and unrealized)        1.33
------------------------------------------------------------   ------
       Total from investment operations                          1.29
------------------------------------------------------------   ------
Net asset value, end of period                                 $11.29
============================================================   ======
Total return(a)                                                 13.70%
============================================================   ======
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $7,785
============================================================   ======
Ratio of expenses to average net assets(b)                       1.53%(c)
============================================================   ======
Ratio of net investment income to average net assets(d)         (0.59)%(c)
============================================================   ======
Portfolio turnover rate                                            21%
============================================================   ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 3.63% (annualized).
(c) Ratios are annualized and based on average net assets of $5,601,043.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (2.69)% (annualized).

                                                              CLASS B     CLASS C
                                                              -------     -------
                                                               1999        1999
                                                              -------     -------
Net asset value, beginning of period                          $11.02      $11.02
------------------------------------------------------------  ------      ------
Income from investment operations:
   Net investment income (loss)(a)                             (0.08)      (0.08)
------------------------------------------------------------  ------      ------
   Net gains (losses) on securities (both realized and
     unrealized)                                                0.31        0.31
------------------------------------------------------------  ------      ------
       Total from investment operations                         0.23        0.23
------------------------------------------------------------  ------      ------
Net asset value, end of period                                $11.25      $11.25
============================================================  ======      ======
Total return(b)                                                 2.09%       2.09%
============================================================  ======      ======
Ratios/supplement data:
Net assets, end of period (000s omitted)                      $5,183      $  901
============================================================  ======      ======
Ratio of expenses to average net assets(c)                      2.23%(d)    2.23%(d)
============================================================  ======      ======
Ratio of net investment income (loss) to average net
 assets(e)                                                     (1.29)%(d)  (1.29)%(d)
============================================================  ======      ======
Portfolio turnover rate                                           21%         21%
============================================================  ======      ======

(a)  Calculated based upon the average shares outstanding during the period.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 4.33% (annualized) for Class B and 4.33% (annualized) for Class C.
(d) Ratios are annualized and based on average net assets of $2,804,277 and $453,655 for Class B and Class C, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (3.39)% (annualized) for Class B and (3.39)% (annualized) for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                            We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                            In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS & OTHER
EQUITY INTERESTS-94.51%

BIOTECHNOLOGY-0.32%

Amgen, Inc.(a)                         386,300   $   30,807,425
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-7.88%

AT&T Corp. - Liberty Media
  Group-Class A(a)                   3,300,000      130,968,750
---------------------------------------------------------------
Cablevision Systems Corp.-Class
  A(a)                                 579,700       39,165,981
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            2,000,000      160,750,000
---------------------------------------------------------------
Comcast Corp.-Class A                6,554,600      276,112,525
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                               2,330,900      105,910,269
---------------------------------------------------------------
Infinity Broadcasting Corp.-Class
  A(a)                               1,274,500       44,049,906
---------------------------------------------------------------
                                                    756,957,431
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-9.33%

General Instrument Corp.(a)          2,822,200      151,869,637
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  250,000       41,718,750
---------------------------------------------------------------
Lucent Technologies Inc.             2,500,000      160,625,000
---------------------------------------------------------------
Motorola, Inc.                       1,100,000      107,181,250
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              1,000,000      115,562,500
---------------------------------------------------------------
Nortel Networks Corp. (Canada)       3,250,000      201,296,875
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      247,700       55,175,175
---------------------------------------------------------------
Tellabs, Inc.(a)                       988,000       62,491,000
---------------------------------------------------------------
                                                    895,920,187
---------------------------------------------------------------

COMPUTERS (HARDWARE)-6.54%

Apple Computer, Inc.(a)              1,000,000       80,125,000
---------------------------------------------------------------
Gateway, Inc.(a)                     3,600,000      237,825,000
---------------------------------------------------------------
International Business Machines
  Corp.                              1,000,000       98,375,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)(b)         2,000,000      211,625,000
---------------------------------------------------------------
                                                    627,950,000
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.22%

Cisco Systems, Inc.(a)(b)            2,879,800      213,105,200
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.66%

EMC Corp.(a)(b)                        900,000       65,700,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                    1,204,400       94,018,475
---------------------------------------------------------------
                                                    159,718,475
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-13.02%

America Online, Inc.(a)(b)           2,000,000      259,375,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  634,800       40,746,225
---------------------------------------------------------------
Citrix Systems, Inc.(a)              1,581,700      101,426,512
---------------------------------------------------------------
Compuware Corp.(a)(b)                  421,400       11,720,187
---------------------------------------------------------------
Intuit, Inc.(a)                      1,198,200       34,897,575
---------------------------------------------------------------
Microsoft Corp.(a)                   4,750,000      439,671,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Oracle Corp.(a)                        248,600   $   11,824,037
---------------------------------------------------------------
Rational Software Corp.(a)             528,600       22,597,650
---------------------------------------------------------------
Unisys Corp.(a)                      2,977,600       72,206,800
---------------------------------------------------------------
VERITAS Software Corp.(a)(b)         1,250,000      134,843,750
---------------------------------------------------------------
Yahoo! Inc.(a)(b)                      675,000      120,867,188
---------------------------------------------------------------
                                                  1,250,176,799
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.42%

General Electric Co.                 1,000,000      135,562,500
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                        506,000       52,592,375
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V. (Netherlands)       948,520       97,294,320
---------------------------------------------------------------
Sanmina Corp.(a)(b)                  1,023,000       92,133,938
---------------------------------------------------------------
Symbol Technologies, Inc.            1,188,000       47,223,000
---------------------------------------------------------------
                                                    424,806,133
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.44%

Waters Corp.(a)                        800,000       42,500,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-5.88%

Analog Devices, Inc.(a)              1,300,000       69,062,500
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)       2,500,000       63,906,250
---------------------------------------------------------------
Intel Corp.(b)                         720,000       55,755,000
---------------------------------------------------------------
LSI Logic Corp.(a)                   1,250,000       66,484,375
---------------------------------------------------------------
Texas Instruments, Inc.              1,700,000      152,575,000
---------------------------------------------------------------
Xilinx, Inc.(a)                      2,000,000      157,250,000
---------------------------------------------------------------
                                                    565,033,125
---------------------------------------------------------------

ENTERTAINMENT-1.38%

Time Warner, Inc.                    1,900,000      132,406,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.96%

American Express Co.                   700,000      107,800,000
---------------------------------------------------------------
Fannie Mae                           2,263,900      160,170,925
---------------------------------------------------------------
Freddie Mac                          3,859,600      208,659,625
---------------------------------------------------------------
                                                    476,630,550
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-7.95%

Bristol-Myers Squibb Co.             2,500,000      192,031,250
---------------------------------------------------------------
Johnson & Johnson                    2,785,947      291,827,948
---------------------------------------------------------------
Warner-Lambert Co.                   3,500,000      279,343,750
---------------------------------------------------------------
                                                    763,202,948
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.73%

Pfizer, Inc.                         1,076,200       42,509,900
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-(CONTINUED)

Pharmacia & Upjohn, Inc.             1,500,000   $   80,906,250
---------------------------------------------------------------
Schering-Plough Corp.                2,795,700      138,387,150
---------------------------------------------------------------
                                                    261,803,300
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.44%

Bausch & Lomb, Inc.                    412,200       22,258,800
---------------------------------------------------------------
Guidant Corp.                        4,297,100      212,169,313
---------------------------------------------------------------
                                                    234,428,113
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.18%

American International Group,
  Inc.                               2,030,500      209,014,594
---------------------------------------------------------------

LODGING-HOTELS-2.05%

Carnival Corp.                       2,318,800      103,186,600
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.         1,762,300       93,512,044
---------------------------------------------------------------
                                                    196,698,644
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.50%

Tyco International Ltd.              6,000,000      239,625,000
---------------------------------------------------------------

NATURAL GAS-0.48%

Enron Corp.                          1,150,000       45,928,125
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-4.10%

Home Depot, Inc. (The)               3,275,000      247,262,500
---------------------------------------------------------------
Lowe's Companies, Inc.               2,660,000      146,300,000
---------------------------------------------------------------
                                                    393,562,500
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-2.51%

Best Buy Co., Inc.(a)                1,340,000       74,453,750
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                              1,700,000       72,568,750
---------------------------------------------------------------
Tandy Corp.                          1,500,000       94,406,250
---------------------------------------------------------------
                                                    241,428,750
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.15%

Dollar Tree Stores, Inc.(a)            324,600       14,140,388
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.42%

Kroger Co. (The)(a)                  1,950,000       40,584,375
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL MERCHANDISE)-3.01%

Costco Wholesale Corp.(a)              700,000   $   56,218,750
---------------------------------------------------------------
Dayton Hudson Corp.                  1,405,300       90,817,513
---------------------------------------------------------------
Wal-Mart Stores, Inc.                2,500,000      141,718,750
---------------------------------------------------------------
                                                    288,755,013
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.38%

Tiffany & Co.                          609,000       36,235,500
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.65%

Gap, Inc. (The)                        670,000       24,873,750
---------------------------------------------------------------
Intimate Brands, Inc.(c)               909,100       37,273,100
---------------------------------------------------------------
                                                     62,146,850
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-2.43%

Outdoor Systems, Inc.(a)             5,500,000      233,062,500
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.94%

Concord EFS, Inc.(a)                   323,700        8,760,131
---------------------------------------------------------------
First Data Corp.                     1,440,000       65,790,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        477,175       15,269,600
---------------------------------------------------------------
                                                     89,819,731
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.54%

Nextel Communications, Inc.-Class
  A(a)                               1,300,000      112,043,750
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      672,900       35,579,588
---------------------------------------------------------------
                                                    147,623,338
---------------------------------------------------------------
    Total Domestic Common Stocks
      & Other Equity Interests
      (Cost $5,900,438,167)                       9,074,071,244
---------------------------------------------------------------

MONEY MARKET FUNDS-6.05%

STIC Liquid Assets Portfolio(d)    290,412,117      290,412,117
---------------------------------------------------------------
STIC Prime Portfolio(d)            290,412,117      290,412,117
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $580,824,234)                           580,824,234
---------------------------------------------------------------
TOTAL INVESTMENTS-100.56%                         9,654,895,478
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.56%)                                    (54,205,007)
---------------------------------------------------------------
NET ASSETS-100.00%                               $9,600,690,471
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/99 represented 0.39% of the Fund's net assets.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999

ASSETS:

Investments, at market value (cost
  $6,481,262,401)                         $9,654,895,478
--------------------------------------------------------
Receivables for:
  Investments sold                           292,802,227
--------------------------------------------------------
  Capital stock sold                           9,059,459
--------------------------------------------------------
  Dividends and interest                       3,724,856
--------------------------------------------------------
Investment for deferred compensation
  plan                                           132,089
--------------------------------------------------------
Other assets                                     170,438
--------------------------------------------------------
    Total assets                           9,960,784,547
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                      200,543,565
--------------------------------------------------------
  Capital stock reacquired                    11,182,096
--------------------------------------------------------
  Deferred compensation                          132,089
--------------------------------------------------------
  Options written (premiums received
    $116,996,621)                            137,381,137
--------------------------------------------------------
Accrued advisory fees                          4,560,939
--------------------------------------------------------
Accrued administrative services fees              33,365
--------------------------------------------------------
Accrued directors' fees                            3,745
--------------------------------------------------------
Accrued distribution fees                      4,061,117
--------------------------------------------------------
Accrued transfer agent fees                    1,100,647
--------------------------------------------------------
Accrued operating expenses                     1,095,376
--------------------------------------------------------
    Total liabilities                        360,094,076
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $9,600,690,471
========================================================

NET ASSETS:

Class A                                   $8,089,739,193
========================================================
Class B                                   $1,291,455,555
========================================================
Class C                                   $  105,419,980
========================================================
Institutional Class                       $  114,075,743
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                285,748,483
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 47,327,507
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                  3,860,919
========================================================
Institutional Class:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,938,787
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        28.31
--------------------------------------------------------
  Offering price per share:
      (Net asset value of
         $28.31 / 94.50%)                 $        29.96
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        27.29
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        27.30
========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share            $        28.96
========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $491,673 foreign
  withholding tax)                          $   35,922,859
----------------------------------------------------------
Interest                                        20,631,177
----------------------------------------------------------
    Total investment income                     56,554,036
----------------------------------------------------------

EXPENSES:

Advisory fees                                   54,999,214
----------------------------------------------------------
Administrative services fees                       281,500
----------------------------------------------------------
Custodian fees                                     560,875
----------------------------------------------------------
Directors' fees                                     63,384
----------------------------------------------------------
Distribution fees-Class A                       22,561,363
----------------------------------------------------------
Distribution fees-Class B                       10,382,904
----------------------------------------------------------
Distribution fees-Class C                          593,913
----------------------------------------------------------
Transfer agent fees-Class A                      8,377,262
----------------------------------------------------------
Transfer agent fees-Class B                      2,106,122
----------------------------------------------------------
Transfer agent fees-Class C                        144,793
----------------------------------------------------------
Transfer agent fees-Institutional Class             11,831
----------------------------------------------------------
Other                                            2,155,285
----------------------------------------------------------
    Total expenses                             102,238,446
----------------------------------------------------------
Less: Fees waived by advisor                    (4,288,405)
----------------------------------------------------------
    Expenses paid indirectly                      (164,622)
----------------------------------------------------------
    Net expenses                                97,785,419
----------------------------------------------------------
Net investment income (loss)                   (41,231,383)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                      1,362,280,575
----------------------------------------------------------
  Foreign currencies                            (5,296,267)
----------------------------------------------------------
  Futures contracts                             10,089,965
----------------------------------------------------------
  Option contracts purchased                    (4,655,890)
----------------------------------------------------------
  Option contracts written                    (109,805,107)
----------------------------------------------------------
                                             1,252,613,276
----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                      1,465,393,764
----------------------------------------------------------
  Foreign currencies                                25,402
----------------------------------------------------------
  Futures contracts                             (6,756,866)
----------------------------------------------------------
  Option contracts purchased                    (3,182,585)
----------------------------------------------------------
  Option contracts written                     (27,511,086)
----------------------------------------------------------
                                             1,427,968,629
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                2,680,581,905
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $2,639,350,522
==========================================================

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (41,231,383)   $       89,216
-----------------------------------------------------------  ----------------   --------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                   1,252,613,276       514,276,104
-----------------------------------------------------------  ----------------   --------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                  1,427,968,629       255,708,695
-----------------------------------------------------------  ----------------   --------------
       Net increase in net assets resulting from operations    2,639,350,522       770,074,015
-----------------------------------------------------------  ----------------   --------------
Distributions to shareholders from net investment income:
  Class A                                                         (3,691,627)               --
-----------------------------------------------------------  ----------------   --------------
  Institutional Class                                               (343,112)               --
-----------------------------------------------------------  ----------------   --------------
Distribution in excess of net investment income:
  Class A                                                           (377,640)
-----------------------------------------------------------  ----------------   --------------
  Institutional Class                                                 (5,008)
-----------------------------------------------------------  ----------------   --------------
Distributions to shareholders from net realized gains:
  Class A                                                       (404,965,108)     (864,947,763)
-----------------------------------------------------------  ----------------   --------------
  Class B                                                        (49,731,739)      (76,736,323)
-----------------------------------------------------------  ----------------   --------------
  Class C                                                         (1,700,816)         (626,936)
-----------------------------------------------------------  ----------------   --------------
  Institutional Class                                             (4,837,664)       (9,231,714)
-----------------------------------------------------------  ----------------   --------------
Share transactions-net:
  Class A                                                         95,538,920       442,079,076
-----------------------------------------------------------  ----------------   --------------
  Class B                                                        347,953,526       240,674,117
-----------------------------------------------------------  ----------------   --------------
  Class C                                                         70,937,422        21,194,188
-----------------------------------------------------------  ----------------   --------------
  Institutional Class                                             16,644,022        12,302,794
-----------------------------------------------------------  ----------------   --------------
       Net increase in net assets                              2,704,771,698       534,781,454
-----------------------------------------------------------  ----------------   --------------

NET ASSETS:

  Beginning of period                                          6,895,918,773     6,361,137,319
-----------------------------------------------------------  ----------------   --------------
  End of period                                               $9,600,690,471    $6,895,918,773
===========================================================  ================   ==============

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $5,279,351,381    $4,682,377,491
-----------------------------------------------------------  ----------------   --------------
  Undistributed net investment income (loss)                        (317,554)        4,034,739
-----------------------------------------------------------  ----------------   --------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                  1,168,419,727       484,238,255
-----------------------------------------------------------  ----------------   --------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   3,153,236,917     1,725,268,288
-----------------------------------------------------------  ----------------   --------------
                                                              $9,600,690,471    $6,895,918,773
===========================================================  ================   ==============

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital primarily by investing in common stocks of seasoned and better-capitalized companies.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
         On October 31, 1999, undistributed net investment income was increased by $41,296,477, undistributed net realized gains decreased by $107,196,477 and paid-in capital increased by $65,900,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has contractually agreed to waive a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $4,288,405. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $281,500 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $5,776,859 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $22,561,363, $10,382,904 and $593,913, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $2,209,013 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $156,642 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
    During the year ended October 31, 1999, the Fund paid legal fees of $20,003 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $102,746 and $61,876, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $164,622 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $10,278,536,302 and $10,386,655,927, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $3,184,683,541
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (14,585,229)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $3,170,098,312
==========================================================
Cost of investments for tax purposes is $6,484,797,166.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------   -------------
Beginning of period                                             76,233    $  44,508,416
--------------------                                          ---------   -------------
Written                                                        341,015      393,780,650
--------------------                                          ---------   -------------
Closed                                                        (271,232)    (293,502,772)
--------------------                                          ---------   -------------
Exercised                                                      (46,212)      (3,522,927)
--------------------                                          ---------   -------------
Expired                                                         (7,902)     (24,266,746)
--------------------                                          ---------   -------------
End of period                                                   91,902    $ 116,996,621
====================                                          =========   =============

Open call option contracts written at October 31, 1999 were as follows:

                                                                                       OCTOBER 31,      UNREALIZED
                                        CONTRACT   STRIKE   NUMBER OF     PREMIUMS         1999        APPRECIATION
                ISSUE                    MONTH     PRICE    CONTRACTS     RECEIVED     MARKET VALUE   (DEPRECIATION)
-----------------------------           --------   ------   ---------   ------------   ------------   --------------
America Online, Inc.                     Apr-00     $120     20,000     $ 44,712,107   $51,500,000     $ (6,787,893)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Cisco Systems, Inc.                      Jan-00       70     28,798       22,892,140    24,118,325       (1,226,185)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Compuware Corp.                          Jan-00       30      4,214        1,409,536     1,211,525          198,011
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
EMC Corp.                                Apr-00       70      9,000        8,164,527    11,306,250       (3,141,723)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Intel Corp.                              Apr-00       75      7,200        6,278,190     7,875,000       (1,596,810)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Sanmina Corp.                            Jan-00       85      6,230        5,665,996     7,281,312       (1,615,316)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Sun Microsystems, Inc.                   Apr-00       90      5,609        7,835,511    13,636,881       (5,801,370)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
VERITAS Software Corp.                   Dec-99       95      7,530        6,471,819    13,083,375       (6,611,556)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Yahoo! Inc.                              Jan-00      175      3,321       13,566,795     7,368,469        6,198,326
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
                                                             91,902     $116,996,621   137,381,137      (20,384,516)
=============================          =========   ======   =========   ============   ============   ==============

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                    1999                            1998
                                                        -----------------------------   -----------------------------
                                                          SHARES          AMOUNT          SHARES          AMOUNT
                                                        -----------   ---------------   -----------   ---------------
Sold:
  Class A                                                38,697,927   $   994,480,979    62,788,326   $ 1,368,867,407
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class B                                                17,982,789       456,125,945    12,056,594       257,385,548
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class C                                                 3,622,407        92,753,207     1,204,025        25,772,311
----------------------------------------              --------------  ----------------  ------------  ---------------
  Institutional Class                                       826,477        21,885,030       593,328        13,533,791
----------------------------------------              --------------  ----------------  ------------  ---------------
Issued as reinvestment of dividends:
  Class A                                                16,540,521       383,078,048    41,795,514       813,441,370
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class B                                                 2,102,927        47,274,883     3,831,332        73,061,374
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class C                                                    71,213         1,602,275        31,251           600,022
----------------------------------------              --------------  ----------------  ------------  ---------------
  Institutional Class                                       217,868         5,146,039       456,144         9,035,386
----------------------------------------              --------------  ----------------  ------------  ---------------
Reacquired:
  Class A                                               (50,133,647)   (1,282,020,107)  (79,734,776)   (1,740,229,701)
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class B                                                (6,174,366)     (155,447,302)   (4,228,997)      (89,772,805)
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class C                                                  (926,007)      (23,418,060)     (246,074)       (5,178,145)
----------------------------------------              --------------  ----------------  ------------  ---------------
  Institutional Class                                      (391,478)      (10,387,047)     (458,838)      (10,266,383)
----------------------------------------              --------------  ----------------  ------------  ---------------
                                                         22,436,631   $   531,073,890    38,087,829   $   716,250,175
========================================              ==============  ================  ============  ===============

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1999, for a share of Class B capital stock outstanding during each of the years in the four-year period ended October 31, 1999 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during each of years in the two year period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                 1999          1998          1997          1996          1995
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    21.72    $    22.72    $    20.19    $    20.33    $    17.82
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                                     (0.10)         0.02          0.01          0.06            --
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
  Net gains on securities (both realized and unrealized)            8.16          2.38          4.82          2.51          4.36
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
    Total from investment operations                                8.06          2.40          4.83          2.57          4.36
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income                             (0.01)           --         (0.06)           --         (0.07)
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
  Distributions from net realized gains                            (1.46)        (3.40)        (2.24)        (2.71)        (1.78)
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
    Total distributions                                            (1.47)        (3.40)        (2.30)        (2.71)        (1.85)
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                                $    28.31    $    21.72    $    22.72    $    20.19    $    20.33
============================================================  ==========    ==========    ==========    ==========    ==========
Total return(a)                                                    38.62%        12.34%        26.83%        14.81%        28.20%
============================================================  ==========    ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,089,739    $6,094,178    $5,810,582    $4,977,493    $4,564,730
============================================================  ==========    ==========    ==========    ==========    ==========
Ratio of expenses to average net assets(b)                          1.03%(c)       1.04%        1.07%         1.12%         1.17%
============================================================  ==========    ==========    ==========    ==========    ==========
Ratio of net investment income (loss) to average net
  assets(d)                                                        (0.38)%(c)       0.07%       0.07%         0.33%        (0.02)%
============================================================  ==========    ==========    ==========    ==========    ==========
Portfolio turnover rate                                              124%          125%          128%          159%          139%
============================================================  ==========    ==========    ==========    ==========    ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.08%, 1.09%, 1.11%, 1.15% and 1.19% for 1999-1995.
(c) Ratios are based on average net assets of $7,520,454,321.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.43)%, 0.02%, 0.03%, 0.30%, and (0.04)% for 1999-1995.

                                                               CLASS B                                        CLASS C
                                      ---------------------------------------------------------    ------------------------------
                                         1999         1998        1997        1996       1995        1999       1998       1997
                                      ----------    --------    --------    --------    -------    --------    -------    -------
Net asset value, beginning of period  $    21.12     $  22.34    $  19.98    $  20.28    $ 18.56    $  21.14    $ 22.34    $ 22.83
------------------------------------  ----------     --------    --------    --------    -------    --------    -------    -------
Income from investment operations:
  Net investment income (loss)             (0.30)(a)    (0.15)(a)   (0.15)(a)   (0.05)(a)  (0.03)    (0.30)(a)  (0.15)(a)  (0.04)(a)
------------------------------------  ----------     --------    --------    --------    -------    --------    -------    -------
  Net gains (losses) on securities
    (both realized and unrealized)          7.93         2.33        4.75        2.46       1.75        7.92       2.35      (0.45)
------------------------------------  ----------     --------    --------    --------    -------    --------    -------    -------
    Total from investment operations        7.63         2.18        4.60        2.41       1.72        7.62       2.20      (0.49)
------------------------------------  ----------     --------    --------    --------    -------    --------    -------    -------
Distributions from net realized
  gains                                    (1.46)       (3.40)      (2.24)      (2.71)        --       (1.46)     (3.40)        --
------------------------------------  ----------     --------    --------    --------    -------    --------    -------    -------
Net asset value, end of period        $    27.29     $  21.12    $  22.34    $  19.98    $ 20.28    $  27.30    $ 21.14    $ 22.34
====================================  ==========     ========    ========    ========    =======    ========    =======    =======
Total return(b)                            37.59%       11.45%      25.78%      13.95%      9.27%      37.50%     11.54%     (2.15)%
====================================  ==========     ========    ========    ========    =======    ========    =======    =======
Ratios/supplemental data:
Net assets, end of period (000's
  omitted)                            $1,291,456     $705,750    $486,105    $267,459    $42,238    $105,420    $23,107    $ 2,326
====================================  ==========     ========    ========    ========    =======    ========    =======    =======
Ratio of expenses to average net
  assets(c)                                 1.82%(d)     1.83%       1.87%       1.95%      1.91%(e)    1.82%(d)   1.83%    1.84%(e)
====================================  ==========     ========    ========    ========    =======    ========    =======    =======
Ratio of net investment income
  (loss) to average net assets(f)          (1.17)%(d)   (0.72)%     (0.73)%     (0.50)%   (0.76)%(e)  (1.17)%(d) (0.72)%  (0.70)%(e)
====================================  ==========     ========    ========    ========    =======    ========    =======    =======
Portfolio turnover rate                      124%         125%        128%        159%       139%        124%       125%       128%
====================================  ==========     ========    ========    ========    =======    ========    =======    =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.87%, 1.87%, 1.91%, 1.98% and 1.94% (annualized) for 1999-1995 for Class B and 1.87%, 1.87%, 1.88% (annualized) for 1999-1997 for Class C.
(d) Ratios are based on average net assets of $1,038,290,381 and $59,391,348 for Class B and Class C, respectively.
(e)  Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.22)%, (0.76)%, (0.77)%, (0.53)% and (0.79)%
     (annualized) for 1999-1995 for Class B and (1.22)%, (0.76)%, (0.74)%
     (annualized) for 1999-1997 for Class C.

      AIM CHARTER FUND
      AIM CONSTELLATION FUND
      AIM WEINGARTEN FUND
      --------------------------------------------------------------------------

      Institutional Classes

                                                     AIM--Registered Trademark--
      PROSPECTUS
      JUNE 21, 2000
                                     AIM Charter Fund seeks to provide
                                     growth of capital with a secondary
                                     objective of current income.

                                     AIM Constellation Fund seeks to
                                     provide growth of capital.

                                     AIM Weingarten Fund seeks to provide
                                     growth of capital.

                                     This prospectus contains important
                                     information about the funds. Please
                                     read it before investing and keep it
                                     for future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:

                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

    [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
   --Registered Trademark--                            --Registered Trademark--

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

AIM Charter Fund                             1

AIM Constellation Fund                       1

AIM Weingarten Fund                          1

- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUNDS    1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            6
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  6

Suitability for Investors                    6

FINANCIAL HIGHLIGHTS                         7
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-1

Pricing of Shares                          A-2

Taxes                                      A-2

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor,
AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM CHARTER FUND (CHARTER)

The fund's primary investment objective is growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objectives by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

AIM CONSTELLATION FUND (CONSTELLATION)

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when it no longer meets these criteria. The fund will invest without regard to market capitalization.

AIM WEINGARTEN FUND (WEINGARTEN)

The fund's investment objective is to provide growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund will invest primarily in common stocks of seasoned and better-capitalized companies. The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

ALL FUNDS

Each fund may also invest up to 20% of its total assets in foreign securities. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the funds may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, a fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the funds and that the income you may receive from your investment in Charter may vary. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for a fund to sell securities at a desirable price.

  The values of the convertible securities in which the funds may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar charts show changes in the performance of each fund's Institutional Class shares from year to year.

CHARTER--INSTITUTIONAL CLASS
                                    [GRAPH]

                                                  ANNUAL
YEAR ENDED                                        TOTAL
DECEMBER 31                                       RETURNS
-----------                                       -------
1992 ...........................................   1.48%
1993 ...........................................   9.81%
1994 ...........................................  -3.84%
1995 ...........................................  36.13%
1996 ...........................................  20.29%
1997 ...........................................  25.18%
1998 ...........................................  27.40%
1999 ...........................................  34.37%

   The Institutional Class shares' year-to-date total return as of March 31, 2000 was 8.40%.

CONSTELLATION--INSTITUTIONAL CLASS

                                    [GRAPH]

                                                  ANNUAL
YEAR ENDED                                        TOTAL
DECEMBER 31                                       RETURNS
-----------                                       -------
1993 ...........................................  17.65%
1994 ...........................................   1.80%
1995 ...........................................  36.16%
1996 ...........................................  16.83%
1997 ...........................................  13.45%
1998 ...........................................  19.41%
1999 ...........................................  45.07%

   The Institutional Class shares' year-to-date total return as of March 31, 2000 was 14.43%.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------

WEINGARTEN--INSTITUTIONAL CLASS

                                    [GRAPH]

                                                  ANNUAL
YEAR ENDED                                        TOTAL
DECEMBER 31                                       RETURNS
-----------                                       -------
1992 ...........................................  -1.07%
1993 ...........................................   1.91%
1994 ...........................................   0.13%
1995 ...........................................  35.43%
1996 ...........................................  18.24%
1997 ...........................................  26.48%
1998 ...........................................  33.58%
1999 ...........................................  35.23%

  The Institutional Class shares' year-to-date total return as of March 31, 2000 was 13.93%.

  During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:

                                                  HIGHEST QUARTERLY RETURN     LOWEST QUARTERLY RETURN
                      FUND                             (QUARTER ENDED)             (QUARTER ENDED)
-------------------------------------------------------------------------------------------------------
Charter--Institutional Class                        26.29% (12/31/98)           -11.85% (9/30/98)
Constellation--Institutional Class                  36.71% (12/31/99)           -15.52% (9/30/98)
Weingarten--Institutional Class                     28.14% (12/31/98)           -12.11% (9/30/98)
-------------------------------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares each fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------
(for the periods ended                                                           SINCE           INCEPTION
December 31, 1999)                               1 YEAR         5 YEARS         INCEPTION             DATE
-----------------------------------------------------------------------------------------------------------
Charter--Institutional Class                     34.37%          28.54%           18.77%          07/30/91
S&P 500(1)                                       21.03           28.54            19.86(4)        07/31/91(4)
Constellation--Institutional Class               45.07           25.60            21.68           04/08/92
S&P 500(1)(3)                                    21.03           28.54            20.78(4)        03/31/92(4)
Russell Midcap--Registered
  Trademark--Index(2)                            18.23           21.86            17.30(4)        03/31/92(4)
Weingarten--Institutional Class                  35.23           29.62            19.50           10/08/91
S&P 500(1),(3)                                   21.03           28.54            20.20(4)        09/30/91(4)
Russell 1000--Registered
  Trademark-- Index(5)                           20.91           28.04            20.07(4)        09/30/91(4)
-----------------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 companies in the Russell 1000--Registered Trademark-- Index with the lowest market capitalization.
(3) Constellation and Weingarten have elected to use the S&P 500 as their primary index rather than the Russell Midcap--Registered Trademark--
    Index and Russell 1000--Registered Trademark-- Index and respectively, since the S&P 500 more closely reflects the performance of the securities in which the funds invest.
(4) The average annual total return given is since the date closest to the inception date of the Institutional Class of the fund.
(5) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds:

SHAREHOLDER FEES
---------------------------------------------------------------
(fees paid directly from
your investment)       CHARTER   CONSTELLATION   WEINGARTEN
---------------------------------------------------------------
Maximum Sales
Charge (Load) Imposed
on Purchases (as a
percentage of
offering price)         None         None           None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                None         None           None
---------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------
(expenses that are deducted
from fund assets)      CHARTER   CONSTELLATION   WEINGARTEN
---------------------------------------------------------------
Management Fees          0.63%        0.63%         0.63%

Distribution and/or
Service (12b-1) Fees     None         None          None

Other Expenses           0.04         0.03          0.05

Total Annual Fund
Operating Expenses(1)    0.67         0.66          0.68
---------------------------------------------------------------

(1) The investment advisor has agreed, effective July 1, 2000, to waive a portion of the management fee on assets in excess of $5 billion. Total Annual Fund Operating Expenses net of this agreement are 0.66%, 0.64% and 0.67% for Charter, Constellation and Weingarten, respectively. Termination of this agreement requires approval by the Board of Trustees.

   You should also consider the effect of any account fees charged by the financial institution managing your account.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Charter         $68      $214      $373       $835
Constellation    67       211       368        822
Weingarten       69       218       379        847
----------------------------------------------------

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor.
A I M Capital Management, Inc. (the subadvisor), a wholly owned subsidiary of the advisor, is each fund's subadvisor and is responsible for its day-to-day management. Both the advisor and the subadvisor are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisors supervise all aspects of the funds' operations and provide investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1986. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the funds, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.61%, 0.61% and 0.58%, respectively, of Charter's, Constellation's and Weingarten's average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of each fund's portfolio, all of whom are officers of the subadvisor, are

CHARTER

- Monika H. Degan, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995.

- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 1991 and has been associated with the advisor and/or its affiliates since 1987.

CONSTELLATION

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1990 and has been associated with the advisor and/or its affiliates since 1982.

- Steven A. Brase, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Associate Portfolio Manager and Partner for Bricoleur Capital Management, Inc.

- Brant H. DeMuth, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1992 to 1996, he was Portfolio Manager for Colorado Public Employee's Retirement Association.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989.

- Christopher P. Perras, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1990.

WEINGARTEN

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1986 and has been associated with the advisor and/or its affiliates since 1982.

- Monika H. Degan, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1995.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1987 and has been associated with the advisor and/or its affiliates since 1986.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each of the funds expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The funds generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutions, particularly banks, acting for themselves or in a fiduciary or similar capacity. Shares of the Institutional Classes of the funds are available for collective and common trust funds of banks, banks investing for their own account and banks investing for the account of a public entity (e.g., Taft-Hartley funds, states, cities, or government agencies) that does not pay commissions or distribution fees. Prospective investors should determine if an investment in a fund is consistent with the objectives of an account and with applicable state and federal laws and regulations.

  The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping. It is anticipated that most investors will perform their own subaccounting.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                      CHARTER--INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                              1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 13.42   $ 13.48   $ 11.24   $ 10.66   $  8.93
Income from investment operations:
  Net investment income                                         0.09      0.18      0.16      0.24      0.23
  Net gains (losses) on securities (both realized
    and unrealized)                                             4.43      1.24      2.91      1.44      2.07
  Total from investment operations                              4.52      1.42      3.07      1.68      2.30
Less distributions:
  Dividends from net investment income                         (0.07)    (0.14)    (0.16)    (0.20)    (0.24)
  Distributions from net realized gains                        (0.54)    (1.34)    (0.67)    (0.90)    (0.33)
  Total distributions                                          (0.61)    (1.48)    (0.83)    (1.10)    (0.57)
Net asset value, end of period                               $ 17.33   $ 13.42   $ 13.48   $ 11.24   $ 10.66
Total return                                                   34.61%    11.69%    29.05%    17.29%    27.45%
-------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                     $66,801   $43,815   $40,191   $29,591   $25,538
Ratio of expenses (exclusive of interest) to average
  net assets(a)                                                 0.65%(b)  0.66%    0.67%      0.69%     0.74%
Ratio of net investment income to average net assets(c)         0.51%(b)  1.37%    1.21%      2.24%     1.98%
Portfolio turnover rate                                          107%      154%     170%       164%      161%
--------------------------------------------------------------------------------------------------------------------

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.67%, 0.67%, 0.68% and 0.70% for 1999-1996.
(b) Ratios are based on average net assets of $57,565,832.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were 0.49%, 1.36%, 1.20% and 2.23% for 1999-1996.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                      CONSTELLATION--INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                               1999         1998        1997        1996        1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  27.25      $ 30.00     $  26.01    $  24.05      $ 18.49
Income from investment operations:
  Net investment income (loss)                                  (0.01)         --          0.02        0.04         0.02
  Net gains (losses) on securities (both realized and
    unrealized)                                                  9.50        (0.65)        4.86        2.67         6.06
  Total from investment operations                               9.49        (0.65)        4.88        2.71         6.08
Less distributions:
  Distributions from net realized gains                         (0.73)       (2.10)       (0.89)      (0.75)       (0.52)
Net asset value, end of period                               $  36.01     $  27.25     $  30.00    $  26.01     $  24.05
Total return                                                    35.46%       (1.85)%      19.42%      11.81%       34.09%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                     $244,369     $189,039     $188,109   $293,035      $138,918
Ratio of expenses to average net assets(a)                       0.64%(b)     0.63%        0.65%      0.66%         0.66%
Ratio of net investment income (loss) to average net
  assets(c)                                                     (0.04)%(b)   (0.01)%       0.06%      0.21%         0.18%
Portfolio turnover rate                                            62%          76%          67%        58%           45%
-------------------------------------------------------------------------------------------------------------------------

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.66%, 0.65%, 0.67%, 0.67% and 0.68% for 1999-1995.
(b) Ratios are based on average net assets of $216,157,183.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.06)%, (0.03)%, 0.04%, 0.20% and 0.16% for 1999-1995.

                                                                             WEINGARTEN--INSTITUTIONAL CLASS
                                                             -------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                               1999       1998        1997        1996         1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  22.18   $ 23.05     $ 20.46     $ 20.48      $ 17.94
Income from investment operations:
  Net investment income                                           0.02      0.10        0.08        0.17         0.10
  Net gains on securities (both realized and unrealized)          8.32      2.43        4.90        2.52         4.35
  Total from investment operations                                8.34      2.53        4.98        2.69         4.45
Less distributions:
  Dividends from net investment income                           (0.10)       --       (0.15)        --         (0.13)
  Distributions from net realized gains                          (1.46)    (3.40)      (2.24)      (2.71)       (1.78)
  Total distributions                                            (1.56)    (3.40)      (2.39)      (2.71)       (1.91)
Net asset value, end of period                                $  28.96   $ 22.18     $ 23.05     $ 20.46      $ 20.48
Total return                                                     39.20%    12.79%      27.37%      15.34%       28.69%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                      $114,076   $72,884     $62,124    $60,483       $54,332
Ratio of expenses to average net assets(a)                       0.63%(b)   0.62%       0.64%      0.65%         0.70%
Ratio of net investment income to average net assets(c)          0.02%(b)   0.49%       0.50%      0.80%         0.45%
Portfolio turnover rate                                           124%       125%        128%       159%          139%
-------------------------------------------------------------------------------------------------------------------------

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.68%, 0.67%, 0.68%, 0.68% and 0.72% for 1999-1995.
(b) Ratios are based on average net assets of $99,738,345.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.03)%, 0.44%, 0.46%, 0.77% and 0.43% for 1999-1995.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING SHARES

The minimum initial investment in any of the funds is $100,000. No minimum amount is required for subsequent investments in a fund nor are minimum balances required.

  Shares of the Institutional Class of each fund are sold on a continuing basis at their respective net asset values. Although no sales charge is imposed in connection with the purchase of shares, banks or other financial institutions may charge a recordkeeping, account maintenance or other fee to their customers, and beneficial holders of shares of the funds should consult with such institutions to obtain a schedule of such fees. Institutions may be requested to maintain separate master accounts in each fund for shares held by the institution (a) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary; and (b) for accounts for which the institution acts in some other capacity. An institution's master accounts and subaccounts with a fund may be aggregated for the purpose of the minimum investment requirement. Prior to the initial purchase of shares, an account application must be completed and sent to A I M Fund Services, Inc. (transfer agent) at P.O. Box 0843, Houston, Texas 77001-0843. An account application may be obtained from the transfer agent.

  Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the transfer agent during the hours of the customary trading session of the New York Stock Exchange
(NYSE) on the day the order is placed and such orders will be confirmed at the net asset value determined as of the close of the customary trading session of the NYSE that day or such earlier closing time (trade date). Subsequent purchases of shares of the funds may also be made via AIM LINK--Registered Trademark-- Remote, a personal computer application software product.

  Payments for shares purchased must be in the form of federal funds or other funds immediately available to the funds and must be made on the "settlement date," which shall be the next business day of the funds following the trade date. Federal Reserve wires should be sent as early as possible on the settlement date in order to facilitate crediting to the shareholder's account. Any funds received in respect of an order which is not accepted by a fund and any funds received for which an order has not been received will be returned to the sending institution. An order to purchase shares must specify which fund is being purchased, otherwise any funds received will be returned to the sending institution.

REDEEMING SHARES

TIMING OF REDEMPTIONS

You can redeem shares during the hours of the customary trading session of the NYSE. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

  You may redeem any or all of your shares at the net asset value next determined after receipt of a redemption request in proper form by the applicable fund. There is no charge for redemption. Redemption requests with respect to shares for which certificates have not been issued are normally made by calling the transfer agent.

  You may request a redemption by calling the transfer agent at (800) 659-1005, or by using AIM LINK--Registered Trademark-- Remote. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine. Such reasonable procedures may include recordings of telephone transactions maintained for a reasonable period of time.

TIMING AND METHOD OF PAYMENT

If a redemption request is received during the hours of the customary trading session of the NYSE, the redemption will be effected at the net asset value determined as of the close of the customary trading session of the NYSE that day or such earlier closing time (the redemption date).

  Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in your Account Application. You may also request that payment be made by check. The proceeds of a redemption request will be wired on the next business day following the redemption date.

  Payment for shares redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 may, at the option of a fund, be made by check mailed within seven days after receipt of the redemption request in proper form. A fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the fund's best interest to do so.

REDEMPTIONS BY THE FUNDS

  If a fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem your account and distribute the proceeds to you.

 ----------------------------------------------------------------------
 EACH OF THE FUNDS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND; OR
 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 -----------------------------------------------------------------------

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

SHAREHOLDER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PRICING OF SHARES

The price of each of the funds' shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value short-term investments maturing within 60 days at amortized cost, which approximates market value.

The funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE or as of the closing time of the NYSE if the NYSE closes early on a particular day, events occur that materially affect the value of the security, the funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the funds. The effect of using fair value pricing is that a fund's net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Because some of the funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those fund's shares may change on days when you will not be able to purchase or redeem shares.

  Each fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business or as of the closing time of the NYSE if the NYSE closes early on a particular day. The funds price purchase and redemption orders at the net asset value calculated after the transfer agent receives an order in good form.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions. Every year, information showing the amount of dividends and distributions you received from each fund during the prior year will be sent to you.

  Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax.

  The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about each fund's investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about these funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of a fund's current SAI or annual or semiannual reports, please contact us
--------------------------------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 0843
                             Houston, TX 77001-0843

BY TELEPHONE:                (800) 659-1005

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports only)

-------------------------------------------------------------------------------

You also can review and obtain copies of a fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

 -------------------------------------------------------------
 AIM Charter Fund, AIM Constellation Fund, AIM Weingarten Fund
 SEC 1940 Act file number: 811-1424
 -------------------------------------------------------------

[AIM LOGO APPEARS HERE]       www.aimfunds.com          INVEST WITH DISCIPLINE
--Registered Trademark--                              --Registered Trademark--

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION





                            Institutional Classes of

                                AIM CHARTER FUND

                             AIM CONSTELLATION FUND

                               AIM WEINGARTEN FUND




                              (Series Portfolios of
                                AIM EQUITY FUNDS)


                                11 Greenway Plaza
                                    Suite 100
                             Houston, TX 77046-1173
                                 (713) 626-1919


                                -----------------


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                    AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
                 A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                      FROM AUTHORIZED DEALERS OR BY WRITING
                             FUND MANAGEMENT COMPANY
                          11 GREENWAY PLAZA, SUITE 100
                             HOUSTON, TX 77046-1173
                          OR BY CALLING (800) 659-1005.



                               -----------------



             Statement of Additional Information dated June 21, 2000
                 relating to the Prospectus dated June 21, 2000

                                TABLE OF CONTENTS

                                                                                          Page
INTRODUCTION.................................................................................1

GENERAL INFORMATION ABOUT THE TRUST..........................................................1

        The Trust and Its Shares.............................................................1

PERFORMANCE..................................................................................3

        Total Return Calculations............................................................4
        Yield Quotations.....................................................................4
        Historical Portfolio Results.........................................................4

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................................5

        General Brokerage Policy.............................................................5
        Allocation of Portfolio Transactions.................................................6
        Allocation of IPO Securities Transactions............................................6
        Section 28(e) Standards..............................................................7
        Transactions with Regular Brokers....................................................8
        Brokerage Commissions Paid...........................................................8
        Portfolio Turnover...................................................................8

INVESTMENT STRATEGIES AND RISKS..............................................................8

        Real Estate Investment Trusts ("REITS").............................................11
        Foreign Securities..................................................................11
        Foreign Exchange Transactions.......................................................12
        Illiquid Securities.................................................................13
        Rule 144A Securities................................................................13
        Repurchase Agreements...............................................................13
        Reverse Repurchase Agreements.......................................................13
        Special Situations..................................................................14
        Short Sales.........................................................................14
        Margin Transactions.................................................................14
        Warrants............................................................................15
        Securities Issued on a When-Issued or Delayed Delivery Basis........................15
        Lending of Portfolio Securities.....................................................15
        Interfund Loans.....................................................................15
        Equity-Linked Derivatives...........................................................16
        Borrowing...........................................................................16
        Investment in Unseasoned Issuers....................................................16
        Investment in Other Investment Companies............................................16
        Temporary Defensive Investments.....................................................16

OPTIONS, FUTURES AND CURRENCY STRATEGIES....................................................17

        Introduction........................................................................17
        General Risks of Options, Futures and Currency Strategies...........................17
        Cover...............................................................................18
        Writing Call Options................................................................18
        Writing Put Options.................................................................18
        Purchasing Put Options..............................................................19
        Purchasing Call Options.............................................................19
        Over-The-Counter Options............................................................19

        Index Options.......................................................................20
        Limitations on Options..............................................................20
        Interest Rate, Currency and Stock Index Futures Contracts...........................20
        Options on Futures Contracts........................................................21
        Forward Contracts...................................................................22
        Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.22

INVESTMENT RESTRICTIONS.....................................................................22

        Fundamental Restrictions............................................................22
        Non-Fundamental Restrictions........................................................23

MANAGEMENT..................................................................................24

        Trustees and Officers...............................................................24
               Remuneration of Trustees.....................................................27
               AIM Funds Retirement Plan for Eligible Directors/Trustees....................28
               Deferred Compensation Agreements.............................................29

INVESTMENT ADVISORY AND OTHER SERVICES......................................................30

THE DISTRIBUTOR.............................................................................33

HOW TO PURCHASE AND REDEEM SHARES...........................................................34

NET ASSET VALUE DETERMINATION...............................................................34

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS....................................................35

        Reinvestment of Dividends and Distributions.........................................35
        Tax Matters.........................................................................35
        Qualification as a Regulated Investment Company.....................................35
        Determination of Taxable Income of a Regulated Investment Company...................36
        Excise Tax on Regulated Investment Companies........................................37
        Fund Distributions..................................................................37
        Sale or Redemption of Shares........................................................39
        Foreign Shareholders................................................................39
        Effect of Future Legislation; Local Tax Considerations..............................40

SHAREHOLDER INFORMATION.....................................................................40

MISCELLANEOUS INFORMATION...................................................................41

        Charges for Certain Account Information.............................................41
        Audit Reports.......................................................................41
        Legal Matters.......................................................................41
        Custodian and Transfer Agent........................................................41
        Principal Holders of Securities.....................................................42
        Other Information...................................................................51

APPENDIX...................................................................................A-1

FINANCIAL STATEMENTS........................................................................FS

                                  INTRODUCTION

        AIM Equity Funds (the "Trust") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus dated June 21, 2000 (the "Prospectus"), which relates to the Institutional Classes of the following portfolios of the
Trust: AIM Charter Fund ("Charter"), AIM Constellation Fund ("Constellation") and AIM Weingarten Fund ("Weingarten") (individually a "Fund" and collectively, the "Funds"). Additional copies of the Prospectus and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, Fund Management Company ("FMC"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling (800) 659-1005. Investors must receive a Prospectus before they invest.

        This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges described under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

        The Trust currently is organized as a Delaware business trust under an Agreement and Declaration of Trust, dated December 6, 1999, as amended (the "Trust Agreement"). The Trust was previously organized as AIM Equity Funds, Inc. ("AEF"), a Maryland corporation. Pursuant to an Agreement and Plan of Reorganization, the AEF Funds (defined below) were reorganized on June 21, 2000 as portfolios of the Trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end series management investment company.

        Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. The Trust currently consists of eleven separate portfolios: AIM Aggressive Growth Fund ("Aggressive Growth"), AIM Blue Chip Fund ("Blue Chip"), AIM Capital Development Fund ("Capital Development"), Charter, Constellation, AIM Dent Demographic Trends Fund ("Demographic Trends"), AIM Emerging Growth Fund ("Emerging Growth"), AIM Large Cap Basic Value Fund ("Large Cap Basic Value"), AIM Large Cap Growth Fund ("Large Cap Growth"), AIM Mid Cap Growth Fund ("Mid Cap") and Weingarten (each an "AEF Fund" and collectively, the "AEF Funds"). Charter, Weingarten and Constellation each have four separate classes:
Class A, Class B and Class C and an Institutional Class. Aggressive Growth, Blue Chip, Capital Development, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap each have three classes of shares: Class A, Class B and Class C shares. Class A shares (sold with a front-end sales charge) and Class B and Class C shares (each sold with a contingent deferred sales charge) of the AEF Funds are also referred to as the Retail Classes. Prior to October 15, 1993, Aggressive Growth was a portfolio of AIM Funds Group ("AFG"), a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization between AFG and AEF, Aggressive Growth was redomesticated as a portfolio of AEF. Blue Chip acquired the investment portfolio of Baird Blue Chip Fund, Inc. (the "BBC Fund"), a registered management investment company, on June 3, 1996, in a corporate reorganization. Capital Development acquired substantially all of the assets of Baird Capital Development Fund, Inc., a registered management investment company, on August 12, 1996 in a corporate reorganization.

        Pursuant to the Agreement and Plan of Reorganization, the Funds succeeded to the assets and assumed the liabilities of the series portfolios with corresponding names (the "Predecessor Funds") of AEF. All historical financial and other information contained in this Statement of Additional Information for periods prior to June 21, 2000 relating to the AEF Funds (or a class thereof) is that of the Predecessor Funds (or the corresponding class thereof).

        Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption, investors should consult the Prospectuses under the caption "Redeeming Shares."

        This Statement of Additional Information relates solely to the Institutional Classes of the Funds.

        The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to such Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

        Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each class represents interests in the same portfolio of investments but, as further described in the Prospectuses, each such class is subject to differing sales charges and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

        The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

        Shares of the Retail Class and the Institutional Class of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

        Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Trust or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan.

        Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

        The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees and specifying the date of his or her retirement.

        Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations or liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

        The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the Trust or any trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust. The Trust Agreement provides for indemnification by the Trust of the trustees, officers, employees and agents of the Trust, if it is determined that such person acted in good faith, and reasonably believed: (1) in the case of conduct in his or her official capacity for the Trust, that his or her conduct was in the Trust's best interests, (2) in all other cases, that his or her conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he or she had no reason to believe that his or her conduct was unlawful. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.


                                   PERFORMANCE

        Each Fund's performance may be quoted in advertising in terms of yield or total return.

        The total return shows the overall change in value of a Fund's Institutional Class, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested and that all expenses are deducted. A cumulative total return reflects the performance of a Fund's Institutional Class over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance of a Fund's Institutional Class had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN A FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

        A fund may participate in the initial public offering ("IPO") market, and a significant portion of the fund's returns may be attributable to its investment in IPOs. Investment in IPOs could have a magnified impact on a fund with a small asset base. There is no guarantee that as a fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

        Yield is computed in accordance with the standardized formula described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of a Fund's investments, the Fund's maturity and the Fund's operating expense ratio.

        From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

        The performance of the Institutional Class of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

        Additional performance information is contained in the Trust's Annual Report to Shareholders, which is available upon request without charge.

TOTAL RETURN CALCULATIONS

        Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.

        In addition to average annual returns, the Institutional Class of each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

YIELD QUOTATIONS

        The standard formula for calculating yield is as follows:
                                                    6
                       YIELD = 2[((a-b)/(c x d) + 1) -1]

Where a =  dividends and interest earned during a stated 30-day period.
           For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).
      b =  expense accrued during period (net of reimbursement).
      c =  the average daily number of shares outstanding during the period.
      d =  the maximum offering price per share on the last day of the period.

HISTORICAL PORTFOLIO RESULTS

        The average annual return of the Institutional Class of Charter was 34.61% for the fiscal year ended October 31, 1999. The cumulative return of the Institutional Class of Charter was 266.37% for the period of July 30, 1991 (date operations commenced) through October 31, 1999. The average annual return of the Institutional Class of Constellation was 35.46% for the fiscal year ended October 31, 1999. The cumulative return of the Institutional Class of Constellation was 258.14% for the period of April 8, 1992 (date operations commenced) through October 31, 1999. The average annual return of the Institutional Class of Weingarten was 39.25% for the fiscal year ended October 31, 1999. The cumulative return of the Institutional Class of Weingarten was 266.82% for the period of October 8, 1991 (date operations commenced) through October 31, 1999.

        The performance data listed above is not necessarily indicative of the future performance of any of the Funds.

        Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services.

        Each Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Russell--Registered Trademark-- indices, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

        The CPI, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. Standard & Poor's 500 Stock Index is a group of unmanaged securities widely regarded by investors as representative of the stock market in general. Comparisons assume the reinvestment of dividends. Fixed price investments, such as bank certificates of deposits and savings accounts, are generally backed by federal agencies for up to $100,000.

        Each Fund's advertising may from time to time include discussions of general economic conditions and interest rates. In addition, each Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. Each Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

        From time to time, Fund sales literature and/or advertisements may disclose (i) top holdings included in the Fund's portfolio, (ii) certain selling group members, and/or (iii) certain institutional shareholders.

        From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

        AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

        Some of the securities in which the Funds invest are traded in over-the-counter markets. In such transactions, a Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

        Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

        AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. ("AIM Capital") (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

        The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account and may invest in affiliated money market funds, provided the Funds follow procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PORTFOLIO TRANSACTIONS

        AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

        Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

ALLOCATION OF IPO SECURITIES TRANSACTIONS

        From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

        AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds or accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund or account with an asset level of less than $500 million will be placed in one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds or accounts in the three tiers receive their Allocation, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocation on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

        When AIM Funds and/or accounts with substantially identical investment objectives and policies will participate in syndicates in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account. Due to their asset size, Charter, Constellation and Weingarten are unlikely to participate in IPOs to a material degree.

SECTION 28(e) STANDARDS

        Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

        Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Board of Trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

        The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

        In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM

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
believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

        As of October 31, 1999, Charter held an amount of common stock issued by Goldman Sachs Group having a market value of $10,650,000; Merrill Lynch & Co. having a market value of $39,250,000 and common stock issued by Morgan Stanley, Dean Witter, Discover & Co. having a market value of $137,890,625.

BROKERAGE COMMISSIONS PAID

        For the fiscal years ended October 31, 1999, 1998 and 1997, Charter paid brokerage commissions of $11,856,781, $15,567,811 and $12,073,633, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of Charter's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $1,349,408,533 and the related brokerage commissions were $1,333,679.

        For the fiscal years ended October 31, 1999, 1998 and 1997, Constellation paid brokerage commissions of $20,108,956, $25,285,665 and $16,928,988, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of Constellation's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $2,153,357,263 and the related brokerage commissions were $2,610,073.

        For the fiscal years ended October 31, 1999, 1998 and 1997, Weingarten paid brokerage commissions of $20,226,511, $19,810,852 and $17,413,682, respectively. For the fiscal year ended October 31, 1998, AIM allocated certain of Weingarten's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $2,225,018,782 and the related brokerage commissions were $2,027,136.

PORTFOLIO TURNOVER

        The portfolio turnover rate of each Fund is shown under "Financial Highlights" in the Prospectus. Higher portfolio turnover increases transaction costs to the Fund.


                         INVESTMENT STRATEGIES AND RISKS

        Information concerning each Fund's non-fundamental investment objective(s) is set forth in the Prospectus under the heading "Investment Objectives and Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the principal risks associated with that investment program are discussed in the Prospectus under the heading "Investment Objectives and Strategies" and "Principal Risks of investing in the Funds."

        Set forth in this section is a description of each Fund's investment policies, strategies and practices. The investment objective(s) of each Fund are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. Each Fund's investment policies, strategies and practices are also non-fundamental. The Board of Trustees of the Trust reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective. Each Fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security.

        Any percentage limitations with respect to assets of a Fund will be applied at the time of purchase. A later change in percentage resulting from changes in asset values will not be considered a violation of the



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
percentage limitations. The percentage limitations applicable to borrowings and reverse repurchase agreements (Charter only) will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit each Fund's borrowing abilities.

        The primary investment objective of Charter is growth of capital with a secondary objective of current income. Although the amount of Charter's current income will vary from time to time, it is anticipated that the current income realized by Charter will generally be greater than that realized by mutual funds whose sole objective is growth of capital.

        The investment objective of Constellation is growth of capital. Constellation aggressively seeks to increase shareholders' capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program.

        Constellation and Weingarten's portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits.

        The investment objective of Weingarten is to seek growth of capital. The Fund will invest in common stocks of seasoned and better capitalized companies. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund.

        Each of the Funds may invest, for cash management, temporary or defensive purposes, all or substantially all of their assets in investment grade (high quality) corporate bonds, shares of affiliated money market funds, commercial paper, or U.S. Government obligations. In addition, all or a portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements, shares of affiliated money market funds, bonds or other short-term debt securities when such positions are deemed advisable in light of economic or market conditions. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

        COMMON STOCKS -- The Funds will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

        PREFERRED STOCKS -- The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

        CONVERTIBLE SECURITIES -- The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular


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
period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although each Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings.

        CORPORATE DEBT SECURITIES -- The Funds may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, a Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

        Securities rated in the four highest long-term rating categories by Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's") are considered to be "investment grade." S&P's fourth highest long-term rating category is "BBB", with BBB- being the lowest investment grade rating. Moody's fourth highest long-term rating category is "Baa", with Baa3 being the lowest investment grade rating. Publications of S&P indicate that it assigns securities to the "BBB" rating category when such securities are "regarded as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay," whereas securities rated AAA by S&P are regarded as having "capacity to pay interest and repay principal [that] is extremely strong." Publications of Moody's indicate that it assigns securities to the "Baa rating category when such securities are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well," whereas securities rated Aaa by Moody's "are judged to be of the best quality" and "carry the smallest degree of investment risk."

        U.S. GOVERNMENT SECURITIES -- The Funds may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

        To the extent consistent with their respective investment objectives and policies, the Funds may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of any of the Funds.

        REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

        To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

        In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

FOREIGN SECURITIES

        To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. Each of Charter, Constellation and Weingarten may invest up to 20% of its total assets in foreign securities. For purposes of computing such limitation American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

        To the extent a Fund invests in securities denominated in foreign currencies, each Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Each of the Funds may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.



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        Investments by a Fund in foreign securities, whether denominated in U.S.
currencies or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

        Currency Risk. The value of each Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

        On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each members' local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002.

        Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

        Political and Economic Risk. The economies of many of the countries in which the Funds may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Fund's investments.

        Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

        Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

FOREIGN EXCHANGE TRANSACTIONS

        Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Funds' dealings in foreign exchange may involve specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions

(or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it could invest in foreign securities. Further information concerning futures contracts and related options is set forth under the heading "Options, Futures and Currency Strategies."

ILLIQUID SECURITIES

        None of the Funds will invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RULE 144A SECURITIES

        The Funds may purchase privately placed securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as a Fund, to trade in securities that have not been registered under the 1933 Act. AIM, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

REPURCHASE AGREEMENTS

        The Funds may each enter into repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are not included in each Fund's restrictions on lending. Repurchase agreements are considered to be loans by each Fund under the 1940 Act.

        Charter may enter into repurchase agreements (at any time, up to 50% of its net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash.

REVERSE REPURCHASE AGREEMENTS

        Consistent with Charter's policy on borrowings, Charter may invest in reverse repurchase agreements with banks, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the

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
interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid securities having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

SPECIAL SITUATIONS

         Although Constellation does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

SHORT SALES

        Each of the Funds may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion or exchange of other securities it owns. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, a Fund will deposit in escrow in a separate account with its custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. In no event may more than 10% of a Fund's total assets be deposited or pledged as collateral for short sales at any one time.

        Since a Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

        A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

MARGIN TRANSACTIONS

        Neither Charter nor Weingarten will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

WARRANTS

        The Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

        Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

        Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

LENDING OF PORTFOLIO SECURITIES

        Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities (principally to broker-dealers) to the extent of one-third of their respective total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Where voting or consent rights with respect to loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Funds' investment in the loaned securities. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

INTERFUND LOANS

        Each Fund may lend up to 33 1/3% of its total assets to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order. An application for exemptive relief has been filed with the SEC on behalf of the Funds and others. Each Fund may also borrow from another AIM Fund to satisfy

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
redemption requests or to cover unanticipated cash shortfalls due to a delay in the delivery of cash to the Fund's custodian or improper delivery instructions by a broker effectuating a transaction.

EQUITY-LINKED DERIVATIVES

        Each of the Funds may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. See "Investment in Other Investment Companies."

BORROWING

        In additional to the ability to borrow money for temporary or emergency purposes, Constellation may, but has no current intention to, borrow money from banks to purchase or carry securities. Constellation may borrow amounts to purchase or carry securities only if, immediately after such borrowing, the value of its assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. Any investment gains made by Constellation with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is knows as "leveraging."

INVESTMENT IN UNSEASONED ISSUERS

        Charter may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

INVESTMENT IN OTHER INVESTMENT COMPANIES

        Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that, with respect to uninvested cash balances, investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Fund.

TEMPORARY DEFENSIVE INVESTMENTS

        In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market



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
instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

        The Funds may each use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

        The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

        (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

        (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

        (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

        (5) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

        (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

        Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

        Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

        Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

        Each of the Funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of a Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

        When writing a call option a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

        Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

        Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

        Each of the Funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a Fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date.
This obligation terminates upon the expiration of the put option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

        A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

        Each of the Funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

        A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

        A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

PURCHASING CALL OPTIONS

        Each of the Funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

        Call options may be purchased by a Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

        Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

        Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

        The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

        Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

        The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

        A Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

        Each of the Funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

        A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

        The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

        Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

        A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

        "Margin" with respect to Futures is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

        Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

        If a Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

        Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

        A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

        Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

        The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

        To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

                             INVESTMENT RESTRICTIONS

        Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

FUNDAMENTAL RESTRICTIONS

               (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

               (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

               (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

               (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

               (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

               (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

               (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

               (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

        The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds have this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

NON-FUNDAMENTAL RESTRICTIONS

        The following restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

               (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

               (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. Other than Constellation, the Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. Other than Constellation, the Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

               (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

               (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

               (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

        The following non-fundamental policy applies only to Constellation:

        The amount the Fund may borrow will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of Constellations' assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by Constellation, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."


                                   MANAGEMENT

        The overall management of the business and affairs of the Funds and the Trust is vested with the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objectives, restrictions and policies of the applicable Fund and to the general supervision of the Trust's Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND OFFICERS

        The trustees and officers of the Trust and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

---------------------------------------------------------------------------------------------------
                                 Positions Held
     Name, Address and Age       with Registrant       Principal Occupation During Past 5 Years
     ---------------------       ---------------       ----------------------------------------
---------------------------------------------------------------------------------------------------
*CHARLES T. BAUER (81)           Trustee and        Chairman of the Board of Directors, A I M
                                 Chairman           Management Group Inc.; A I M Advisors, Inc.,
                                                    A I M Capital Management, Inc., A I M
                                                    Distributors, Inc., A I M Fund Services,
                                                    Inc., and Fund Management Company; and
                                                    Executive Vice Chairman and Director,
                                                    AMVESCAP PLC.
---------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT (56)           Trustee            Director, ACE Limited (insurance company).
906 Frome Lane                                      Formerly, Director, President and Chief
McLean, VA 22102                                    Executive Officer, COMSAT Corporation; and
                                                    Chairman, Board of Governors of INTELSAT
                                                    (international communications company).
---------------------------------------------------------------------------------------------------
OWEN DALY II (75)                Trustee            Formerly, Director, Cortland Trust Inc.
Six Blythewood Road                                 (investment company). Formerly, Director, CF
Baltimore, MD 21210                                 & I Steel Corp., Monumental Life Insurance
                                                    Company and Monumental General Insurance
                                                    Company; and Chairman of the Board of
                                                    Equitable Bancorporation.
---------------------------------------------------------------------------------------------------
EDWARD K. DUNN, JR. (65)         Trustee            Chairman of the Board of Directors,
2 Hopkins Plaza, 8th Floor                          Mercantile Mortgage Corp; Formerly, Vice
Suite 805                                           Chairman of the Board of Directors, President
Baltimore, MD 21201                                 and Chief Operating Officer, Mercantile -
                                                    Safe Deposit & Trust Co.; and President,
                                                    Mercantile Bankshares.
---------------------------------------------------------------------------------------------------
JACK FIELDS (48)                 Trustee            Chief Executive Officer, Texana Global, Inc.
8810 Will Clayton Parkway                           (foreign trading company) and Twenty-First
Jetero Plaza, Suite E                               Century Group, Inc. (governmental affairs
Humble, Texas 77338                                 company). Formerly, Member of the U.S. House
                                                    of Representatives.
---------------------------------------------------------------------------------------------------
**CARL FRISCHLING (63)           Trustee            Partner, Kramer Levin Naftalis & Frankel LLP
919 Third Avenue                                    (law firm).
New York, NY  10022
---------------------------------------------------------------------------------------------------
*ROBERT H. GRAHAM (53)           Trustee and        Director, President and Chief Executive
                                 President          Officer, A I M Management Group Inc.;
                                                    Director and President, A I M Advisors, Inc.;
                                                    Director and Senior Vice President,  A I M
                                                    Capital Management, Inc., A I M Distributors,
                                                    Inc., A I M Fund Services, Inc., and Fund
                                                    Management Company; and Director and Chief
                                                    Executive Officer, Managed Products, AMVESCAP
                                                    PLC.
---------------------------------------------------------------------------------------------------
PREMA MATHAI-DAVIS (49)          Trustee            Chief Executive Officer, YWCA of the U.S.A.
350 Fifth Avenue, Suite 301
New York, NY 10118
---------------------------------------------------------------------------------------------------


------------------------
* A trustee who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.
** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

---------------------------------------------------------------------------------------------------
                                 Positions Held
     Name, Address and Age       with Registrant       Principal Occupation During Past 5 Years
     ---------------------       ---------------       ----------------------------------------
---------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK (57)            Trustee            Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057

---------------------------------------------------------------------------------------------------
LOUIS S. SKLAR (60)              Trustee            Executive Vice President, Development and
The Williams Tower, 50th Floor                      Operations, Hines Interests Limited
2800 Post Oak Blvd.                                 Partnership (real estate development).
Houston, TX  77056
---------------------------------------------------------------------------------------------------
GARY T. CRUM (52)                Senior Vice        Director and President, A I M Capital
                                 President          Management, Inc.; Director and Executive Vice
                                                    President, A I M Management Group Inc.;
                                                    Director and Senior Vice President, A I M
                                                    Advisors, Inc.; and Director, A I M
                                                    Distributors, Inc. and AMVESCAP PLC.
---------------------------------------------------------------------------------------------------
CAROL F. RELIHAN (45)            Senior Vice        Director, Senior Vice President, General
                                 President          Counsel and Secretary, A I M Advisors, Inc.;
                                 and Secretary      Senior Vice President, General Counsel and
                                                    Secretary, A I M Management Group Inc.;
                                                    Director, Vice President and General Counsel,
                                                    Fund Management Company; General Counsel and
                                                    Vice  President, A I M Fund Services, Inc.;
                                                    and Vice President, A I M Capital Management,
                                                    Inc., and A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------
MELVILLE B. COX (56)             Vice President     Vice President and Chief Compliance Officer,
                                                    A I M Advisors, Inc., A I M Capital
                                                    Management, Inc., A I M Distributors, Inc.,
                                                    A I M Fund Services, Inc., and Fund Management
                                                    Company.
---------------------------------------------------------------------------------------------------
DANA R. SUTTON (41)              Vice President     Vice President and Fund Controller, A I M
                                 and Treasurer      Advisors, Inc.; and Assistant Vice President
                                                    and Assistant Treasurer, Fund Management
                                                    Company.
---------------------------------------------------------------------------------------------------
EDGAR M. LARSEN (59)             Vice President     Vice President, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------

        The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

        The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

        The members of the Investments Committee are Messrs. Bauer,
Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and
Dr. Mathai-Davis. The Investment Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy, and (ii) considering and acting, on an interim basis, between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

        The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for: (i) considering and nominating individuals to stand for election as independent trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

        The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

        All of the Trust's trustees also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

Remuneration of Trustees

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee attended. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust:

===================================================================================================
                                                      Retirement
                                   Aggregate           Benefits                Total
                                 Compensation           Accrued             Compensation
                                   from the           By All AIM              from all
          Trustee                  Trust(1)            Funds(2)             AIM Funds(3)
---------------------------------------------------------------------------------------------------
Charles T. Bauer                            $   0              $   0                     $   0
---------------------------------------------------------------------------------------------------
Bruce L. Crockett                          24,660             37,485                   103,500
---------------------------------------------------------------------------------------------------
Owen Daly II                               24,660            122,898                   103,500
---------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                        24,659                  0                   103,500
---------------------------------------------------------------------------------------------------
Jack Fields                                24,169             15,826                   101,500
---------------------------------------------------------------------------------------------------
Carl Frischling(4)                         24,541             97,791                   103,500
---------------------------------------------------------------------------------------------------
Robert H. Graham                                0                  0                         0
---------------------------------------------------------------------------------------------------
John F. Kroeger(5)                              0            107,896                         0
---------------------------------------------------------------------------------------------------
Prema Mathai-Davis                         24,659                  0                   101,500
---------------------------------------------------------------------------------------------------
Lewis F. Pennock                           24,541             45,766                   103,500
---------------------------------------------------------------------------------------------------
Ian Robinson(6)                            10,014             94,442                    25,000
---------------------------------------------------------------------------------------------------
Louis S. Sklar                             24,541             90,232                   101,500
===================================================================================================


(1) The total amount of compensation deferred by all directors of the Trust's predecessor during the fiscal year ended October 31, 1999, including earnings thereon, was $159,484.

(2) During the fiscal year ended October 31, 1999, the total amount of expenses allocated to the Trust's predecessor in respect of such retirement benefits was $215,041. Data reflects compensation for the calendar year ended December 31, 1999.

(3) Each trustee serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects total compensation for the calendar year ended December 31, 1999.

(4) During the fiscal year ended October 31, 1999, Charter, Constellation and Weingarten, each paid $15,483, $31,683 and $20,003, respectively, on legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis and Frankel LLP for services rendered. Mr. Frischling, a trustee of the Trust, is a partner in such firm.

(5) Mr. Kroeger was a director of the Trust's predecessor until June 11, 1998, when he resigned. On that date he became a consultant to the Trust's predecessor. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a director of the Trust's predecessor until March 12, 1999, when he retired.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

        Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, a trustee becomes eligible to retire and receive full benefits under the Plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the Plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

        Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10, and 1 years, respectively.


                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                   --------------------------------------------
                     Number of
                     Years of        Annual Retirement
                    Service With       Compensation
                   the Applicable    Paid By All Applicable
                      AIM Funds          AIM Funds
                   --------------------------------------------
                            10                 $67,500
                   --------------------------------------------
                            9                  $60,750
                   --------------------------------------------
                            8                  $54,000
                   --------------------------------------------
                            7                  $47,250
                   --------------------------------------------
                            6                  $40,500
                   --------------------------------------------
                            5                  $33,750
                   --------------------------------------------

DEFERRED COMPENSATION AGREEMENTS

        Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees may elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five (5) or ten
(10) years (depending on the Compensation Agreement) beginning on the date the Deferring Trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Trustee's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


                     INVESTMENT ADVISORY AND OTHER SERVICES


        AIM is a direct wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the trustees and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Trustees and Officers".

        AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics; (b) to file reports regarding such transactions; (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to a de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees who are registered with the NASD from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

        The Trust, on behalf of each Fund has entered into a Master Investment Advisory Agreement dated June 21, 2000 (the "Master Advisory Agreement") and a Master Administrative Services Agreement (the "Master Administrative Services Agreement") with AIM. In addition, AIM has entered into a Master Sub-Advisory Agreement (the "Master Sub-Advisory Agreement") with AIM Capital with respect to Charter, Weingarten and Constellation. A prior investment advisory agreement with substantially similar terms to the Master Advisory Agreement and a prior administrative services agreement with substantially similar terms to the Master Administrative Services Agreement were in effect prior to June 21, 2000.

        Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however that AIM may be liable for certain breaches of duty under the 1940 Act.

        Pursuant to the Master Administrative Services Agreement, AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Funds, including the services of a principal financial officer of the Funds and related staff. As compensation to AIM for its services under the Master Administrative Service Agreements, the Funds reimburse AIM for expenses incurred by AIM or its subsidiaries in connection with such services.

        Under the terms of the Master Sub-Advisory Agreement, AIM has appointed AIM Capital to provide certain investment advisory services for each of the Funds, subject to overall supervision by AIM and the Trust's Board of Trustees. Certain of the trustees and officers of AIM Capital are also executive officers of the Trust.

        Both the Master Advisory Agreement and the Master Sub-Advisory Agreement provide that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM or AIM Capital, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders and all other charges and costs of the Funds' operations unless otherwise explicitly provided.

        The Master Advisory Agreement and the Master Sub-Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the trustees who are not parties to the agreements or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. Each agreement provides that the Funds, AIM (in the case of the Master Advisory Agreement) or AIM Capital (in the case of the Master Sub-Advisory Agreement) may terminate such agreement on 60 days' written notice without penalty. Each agreement terminates automatically in the event of its assignment.

        AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During period of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions set forth in the Master Advisory Agreement may not be terminated without shareholder approval.

        AIM has voluntarily agreed, effective July 1, 2000, to waive advisory fees for Charter, Constellation and Weingarten of 0.025% for each $5 billion increment in net assets in excess of $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM contractually agreed through June 30, 2000 to a reduction of advisory fees for Charter, Constellation and Weingarten at net asset levels higher than those currently incorporated in the advisory fee schedule. Accordingly, with respect to each of Charter and Constellation, AIM received a fee calculated at an annual rate of 1.0% of the first $30 million of such Fund's average daily net assets, plus 0.75% of such Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of such Fund's average daily net assets in excess of $150 million. With respect to Weingarten, AIM's fee is calculated at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. As compensation for its services, AIM pays 50% of the advisory fees it receives pursuant to the Master Advisory Agreement with respect to Charter, Constellation and Weingarten to AIM Capital.

        Each Fund paid to AIM the following advisory fees net of any expense limitations (fee waivers) for the years ended October 31, 1999, 1998 and 1997:

                                               1999          1998              1997
                                               ----          ----              ----
        Charter........................    $39,884,618   $31,058,588     $24,725,606
        Constellation..................     87,350,901    86,555,468      80,116,284
        Weingarten.....................     50,710,809    40,657,216      35,300,671

        For the fiscal year ended October 31, 1999, 1998 and 1997, AIM waived advisory fees for each Fund as follows:

                                               1999              1998          1997
                                               ----              ----          ----
        Charter........................   $1,130,089         $  762,337     $  498,463
        Constellation..................    3,107,849          3,074,705      2,805,955
        Weingarten.....................    4,288,405          2,917,461      2,187,021

        AIM, in turn, paid the following sub-advisory fees to AIM Capital, as sub-advisor for Charter, Constellation and Weingarten, for the years ended October 31, 1999, 1998 and 1997:

                                               1999             1998            1997
                                               ----             ----            ----
        Charter........................    $19,942,309   $15,529,294     $12,362,803
        Constellation..................     43,675,451    43,277,734      40,058,142
        Weingarten.....................     25,355,405    20,328,608      17,650,335

        The payments set forth above were made pursuant to a substantially similar advisory agreement between AIM and the Trust's predecessor.

        In addition, if a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Master Investment Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and
(f) performing such other duties as may be necessary.

        AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

        The Master Administrative Services Agreement provides that AIM may perform or arrange for the performance of certain accounting and other administrative services to each Fund. For such services, AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Trust's Board of Trustees. The Master Administrative Services Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose.

        In addition, the Transfer Agency and Service agreement for the Funds provides that A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly-owned subsidiary of AIM, will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts.

        The Funds paid AIM the following amounts as reimbursement of administrative services costs for the years ended October 31, 1999, 1998 and 1997:

                                               1999             1998           1997
                                               ----             ----           ----
        Charter......................        $235,274        $ 152,008      $127,908
        Constellation................         431,120          295,926       251,513
        Weingarten...................         281,500          179,633       163,243

        The payments set forth in the table above were made pursuant to a substantially similar administrative services agreement between AIM and the Trust's predecessor.


                                 THE DISTRIBUTOR

        The Trust, on behalf of the Institutional Class of each Fund, has entered into a Master Distribution Agreement with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM to act as the exclusive distributor of the Institutional Classes of the Funds' shares. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with FMC. The Distribution Agreement provides that FMC has the exclusive right to distribute the Institutional Classes of shares of the Funds either directly or through other broker-dealers. The Distribution Agreement also provides that FMC will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Institutional Classes of the Funds and the costs of preparing and distributing any other supplemental sales literature. FMC has not undertaken to sell any specified number of shares of the Institutional Classes of the Funds. FMC does not receive any fees from the Trust on behalf of the Institutional Classes pursuant to the Distribution Agreement.

        FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the Institutional Class of a Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed .10% of the net asset value of the shares sold of such Institutional Class. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares or the amount received as proceeds from such sales. Dealers or institutions may not use the sale of shares of the Institutional Class of a Fund to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

        The Distribution Agreement will continue from year to year only if such continuation is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose. The Trust, on behalf of a Fund, or FMC may terminate the Distribution Agreement on sixty days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

                        HOW TO PURCHASE AND REDEEM SHARES

        A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "Purchasing Shares."

        Information concerning redemption of the Funds' shares is set forth in the Prospectus under the caption "Redeeming Shares." Shares of the Funds may be redeemed directly through FMC. The Funds intend to redeem all shares of the Funds in cash. In addition to the Funds' obligation to redeem shares, FMC may also repurchase shares as an accommodation to shareholders. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by FMC when shares are redeemed or repurchased, financial institutions may charge a fair service fee for handling the transaction.

        The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.


                          NET ASSET VALUE DETERMINATION

        The net asset value of a share of each Fund is determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE will generally be used. The net asset values per share of the Retail Classes and the Institutional Classes will differ because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution and service fees and transfer agency fees (to the extent different rates are charged to different classes) are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day, prior to the determination of net asset value. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market system) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair value are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchasing Shares," "Redeeming Shares" and "Pricing of Shares" in the Prospectus.)

        Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

        Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

        Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another Fund, subject to the terms and conditions set forth in the Prospectus. If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

        The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

        Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

        Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has under-distributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

        In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the companies, and securities of other issuers, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

        If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY

        In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

        In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or (c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will generally be treated as a short-term capital gain or loss. In the case of covered options, gain or loss may be long-term.

        Other hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date) unless the closed transaction exception applies.

        Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% for non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

        Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

        A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        For purposes of the excise tax, a regulated investment company shall (a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

        Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

        Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

        A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. A shareholder of a Fund electing to use equalization accounting, however, is likely to be taxed on less gain recognized prior to the date the shareholder acquires his shares since such gain will in many cases have been allocated to shares of the Fund that have previously been redeemed. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

        Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3)and(4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend, and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund, or (b) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

        Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from the AMT.

        Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

        Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

        In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

        Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

        The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (a) who has provided either an incorrect tax identification number or no number at all, (b) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (c) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

        A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within thirty (30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and
(4) (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

        Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and return of capital distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

        If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

        The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 24, 2000. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

        Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                             SHAREHOLDER INFORMATION

        This information supplements the discussion in the Funds' Prospectus under the title "Shareholder Information."

        SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them.

        REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and FMC are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and FMC may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Taxpayer Identification Number or Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and FMC reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

        DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

        Dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

        Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

        Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

        The Transfer Agent may impose certain copying charges for requests of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

        The Board of Trustees will issue semi-annual reports of the transactions of the Funds to the shareholders. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG LLP, 700 Louisiana, Bank of America Building, Houston, Texas 77002, currently serves as the auditors of each fund.

LEGAL MATTERS

        Certain legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

CUSTODIAN AND TRANSFER AGENT

        State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

PRINCIPAL HOLDERS OF SECURITIES

AGGRESSIVE GROWTH

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Aggressive Growth as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:



                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
----------------                          ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           13.78%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

The Manufacturers Life Insurance Co.           6.54%                    -0-
C/O Manulife Financial USA
Attn:  Rosie Chuck Srs. Acctg.
250 Bloor Street East 7th Floor
Toronto, Ontario, Canada M4W 1E5

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            7.72%                    -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           23.35%                    -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246



---------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

BLUE CHIP

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Blue Chip as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
----------------                          ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            8.20%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           10.52%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           20.34%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Banc One Securities Corp. FBO                  7.19%                    -0-
The One Investment Solution
733 Greencrest Drive
Westerville, OH  43081

--------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

CAPITAL DEVELOPMENT

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Capital Development as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
---------------                           ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           10.66%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           14.46%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           19.25%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Coastgear & Company                            6.93%                    -0-
State Street Bank & Trust
Attn:  Kevin Smith
125 Rosemont Avenue
Westwood, MA  02090


---------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

CHARTER

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Charter as of May 18, 2000, and the Institutional Class of Charter as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
---------------                           ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           12.96%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Great-West Life and Annuity Insurance Co.      6.91%                  - 0 -
401(k) Unit Valuations
Attn:  Mutual Fund Trading 2T2
8515 E. Orchard
Englewood, CO 80111

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            8.48%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           19.04%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Institutional Class
------------- -----
Commonwealth of Massachusetts                 96.01%                   - 0 -
One Ashburton Place
12th Floor
Boston, MA  02108

------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

CONSTELLATION

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Constellation as of May 18, 2000, and of the Institutional Class of Constellation as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
---------------                           ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           15.84%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            7.15%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           22.84%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Banc One Securities Corp. FBO                  8.81%                    -0-
The One Investment Solution
733 Greencrest Drive
Westerville, OH  43081

Institutional Class
------------- -----
Nationwide Ohio Variable Account              39.14%                   - 0 -
P.O. Box 182029
C/O IPO Portfolio Accounting
Columbus, Ohio 43218

Commonwealth of Massachusetts                 34.16%                   - 0 -
Deferred Compensation Plan Trust
One Ashburton Place
12th Floor
Boston, MA 02108



-------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
---------------                           ------------             -------------
Frontier Trust FBO NDC's Retirement
  Plans - NR                                   7.22%                   - 0 -
P. O. Box 20629
Columbus, OH  43220-0629

DEMOGRAPHIC TRENDS

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Demographic Trends as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
---------------                           ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            8.62%                    -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           17.28%                    -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           21.28%                    -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

-------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

EMERGING GROWTH

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Emerging Growth as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
----------------                          ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           8.52%                     -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           6.66%                     -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith          24.91%                     -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

LARGE CAP BASIC VALUE

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Large Cap Basic Value as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:


                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
----------------                          ------------             -------------
Retail Class A Shares
------ ----- - ------
A I M Advisors, Inc.                          91.28%**                  -0-
Attn:  David Hessel
11 Greenway Plaza, Suite 100
Houston, TX  77046

-------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.
** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

LARGE CAP GROWTH

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Large Cap Growth as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                             Owned of              of Record and
of Record Owner                            Record only*            Beneficially
---------------                            ------------            -------------
Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            8.62%                    -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

MID CAP

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Mid Cap as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:


                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                            Record only*             Beneficially
---------------                            -----------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            7.91%**                  -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           26.16%**                  -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           24.91%**                  -0-
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

-----------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

WEINGARTEN

        To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Weingarten as of May 18, 2000, and the Institutional Class of Weingarten as of May 18, 2000, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                           Record only*             Beneficially
----------------                          ------------             -------------
Retail Class A Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           16.30%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd  Floor
Jacksonville, FL  32246

Great-West Life and Annuity                    5.61%                   - 0 -
Insurance Co.
401(K) Unit Valuations
Attn:  Mutual Fund Trading 2T2
8515 E. Orchard
Englewood, CO 80111

Retail Class B Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith            9.41%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares
------ ----- - ------
Merrill Lynch Pierce Fenner & Smith           19.99%                   - 0 -
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Institutional Class
------------- -----
Commonwealth of Massachusetts                 85.53%                   - 0 -
Deferred Compensation Plan Trust
One Ashburton Place
12th Floor
Boston, MA 02108

-------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                             Percent               Percent Owned
Name and Address                            Owned of               of Record and
of Record Owner                            Record only             Beneficially
----------------                           -----------             -------------
Frontier Trust FBO NDC's                       7.83%                    -0-
  Retirement Plans - NR
Attn:  Reconciliation Dept.
P. O. Box 20629
Columbus, OH 43220-0629

-------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.


        As of May 18, 2000, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each class of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Weingarten. As of May 18, 2000, the trustees and officers of the Trust as a group owned 1.54% of the outstanding Class A shares of Emerging Growth.

OTHER INFORMATION

        The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

        Commercial paper rated by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well-established, and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's Commercial Paper is rated A-1 or A-2. A-1 indicates the degree of safety regarding time of payment is very strong. A-2 indicates that the capacity for timely payment is strong, but that the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S

        Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.


                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S

        AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Moody's

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                              FINANCIAL STATEMENTS





                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-92.27%
BANKS (MONEY CENTER)-2.97%
Chase Manhattan Corp. (The)          2,500,000   $  218,437,500
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.67%
AT&T Corp.-Liberty Media
  Group-Class A(a)                   1,000,000       39,687,500
---------------------------------------------------------------
Comcast Corp.-Class A                3,000,000      126,375,000
---------------------------------------------------------------
MediaOne Group, Inc.(a)              2,500,000      177,656,250
---------------------------------------------------------------
                                                    343,718,750
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-4.90%
Corning, Inc.                          500,000       39,312,500
---------------------------------------------------------------
Lucent Technologies Inc.             1,755,000      112,758,750
---------------------------------------------------------------
Motorola, Inc.                         850,000       82,821,875
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                800,000       92,450,000
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      150,000       33,412,500
---------------------------------------------------------------
                                                    360,755,625
---------------------------------------------------------------
COMPUTERS (HARDWARE)-6.27%
Dell Computer Corp.(a)               1,500,000       60,187,500
---------------------------------------------------------------
International Business Machines
  Corp.(b)                           2,250,000      221,343,750
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,700,000      179,881,250
---------------------------------------------------------------
                                                    461,412,500
---------------------------------------------------------------
COMPUTERS (NETWORKING)-2.51%
Cisco Systems, Inc.(a)               2,500,000      185,000,000
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-2.33%
EMC Corp.(a)                         1,250,000       91,250,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                    1,024,500       79,975,031
---------------------------------------------------------------
                                                    171,225,031
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-10.27%
America Online, Inc.(a)                600,000       77,812,500
---------------------------------------------------------------
Microsoft Corp.(a)                   3,800,000      351,737,500
---------------------------------------------------------------
Novell, Inc.(a)                     11,000,000      220,687,500
---------------------------------------------------------------
VERITAS Software Corp.(a)              650,000       70,118,750
---------------------------------------------------------------
Yahoo! Inc.(a)                         200,000       35,812,500
---------------------------------------------------------------
                                                    756,168,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CONSUMER FINANCE-0.74%
Providian Financial Corp.              500,000   $   54,500,000
---------------------------------------------------------------
ELECTRICAL EQUIPMENT-2.76%
General Electric Co.                 1,500,000      203,343,750
---------------------------------------------------------------
ELECTRONICS
  (SEMICONDUCTORS)-1.55%
Linear Technology Corp.                600,000       41,962,500
---------------------------------------------------------------
Texas Instruments, Inc.                800,000       71,800,000
---------------------------------------------------------------
                                                    113,762,500
---------------------------------------------------------------
EQUIPMENT (SEMICONDUCTOR)-0.82%
Applied Materials, Inc.(a)             500,000       44,906,250
---------------------------------------------------------------
Teradyne, Inc.(a)                      400,000       15,400,000
---------------------------------------------------------------
                                                     60,306,250
---------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-7.81%
American Express Co.                 1,500,000      231,000,000
---------------------------------------------------------------
Citigroup, Inc.                      2,300,000      124,487,500
---------------------------------------------------------------
Fannie Mae                           1,000,000       70,750,000
---------------------------------------------------------------
Freddie Mac                          2,750,000      148,671,875
---------------------------------------------------------------
                                                    574,909,375
---------------------------------------------------------------
HEALTH CARE (DIVERSIFIED)-7.55%
American Home Products Corp.         1,400,000       73,150,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.             2,000,000      153,625,000
---------------------------------------------------------------
Johnson & Johnson                    1,500,001      157,125,084
---------------------------------------------------------------
Warner-Lambert Co.                   2,150,000      171,596,875
---------------------------------------------------------------
                                                    555,496,959
---------------------------------------------------------------
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.05%
Pfizer, Inc.                         3,750,000      148,125,000
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.               950,000       51,240,625
---------------------------------------------------------------
Schering-Plough Corp.                2,000,000       99,000,000
---------------------------------------------------------------
                                                    298,365,625
---------------------------------------------------------------
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.64%
Guidant Corp.                        1,750,000       86,406,250
---------------------------------------------------------------
Medtronic, Inc.                      1,000,000       34,625,000
---------------------------------------------------------------
                                                    121,031,250
---------------------------------------------------------------

                                AIM CHARTER FUND
                                      FS-2

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (MULTI-LINE)-2.80%
American International Group,
  Inc.                               2,000,000   $  205,875,000
---------------------------------------------------------------
INVESTMENT
  BANKING/BROKERAGE-3.74%
Goldman Sachs Group, Inc. (The)        150,000       10,650,000
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              500,000       39,250,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                     1,250,000      137,890,625
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         2,250,000       87,609,375
---------------------------------------------------------------
                                                    275,400,000
---------------------------------------------------------------
LODGING-HOTELS-0.76%
Carnival Corp.                       1,250,000       55,625,000
---------------------------------------------------------------
MANUFACTURING
  (DIVERSIFIED)-5.19%
Tyco International Ltd.(b)           8,650,000      345,459,375
---------------------------------------------------------------
United Technologies Corp.              600,000       36,300,000
---------------------------------------------------------------
                                                    381,759,375
---------------------------------------------------------------
OIL & GAS (DRILLING &
  EQUIPMENT)-1.50%
Baker Hughes, Inc.                   1,250,000       34,921,875
---------------------------------------------------------------
Halliburton Co.                        800,000       30,150,000
---------------------------------------------------------------
Schlumberger Ltd.                      750,000       45,421,875
---------------------------------------------------------------
                                                    110,493,750
---------------------------------------------------------------
OIL (DOMESTIC INTEGRATED)-0.33%
Conoco, Inc.-Class B                   900,000       24,412,500
---------------------------------------------------------------
OIL (INTERNATIONAL
  INTEGRATED)-1.18%
Mobil Corp.                            900,000       86,850,000
---------------------------------------------------------------
RAILROADS-0.48%
Kansas City Southern Industries,
  Inc.                                 750,000       35,578,125
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-1.89%
Home Depot, Inc. (The)                 749,993       56,624,472
---------------------------------------------------------------
Lowe's Companies, Inc.               1,500,000       82,500,000
---------------------------------------------------------------
                                                    139,124,472
---------------------------------------------------------------
RETAIL (COMPUTERS &
  ELECTRONICS)-2.13%
Best Buy Co., Inc.(a)                1,400,000       77,787,500
---------------------------------------------------------------
Tandy Corp.                          1,250,000       78,671,875
---------------------------------------------------------------
                                                    156,459,375
---------------------------------------------------------------
RETAIL (FOOD CHAINS)-0.54%
Kroger Co. (The)(a)                  1,916,900       39,895,481
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL
  MERCHANDISE)-5.38%
Costco Wholesale Corp.(a)              400,000   $   32,125,000
---------------------------------------------------------------
Dayton Hudson Corp.                  3,000,000      193,875,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                3,000,000      170,062,500
---------------------------------------------------------------
                                                    396,062,500
---------------------------------------------------------------
RETAIL (SPECIALTY)-0.48%
Amazon.com, Inc.(a)                    500,000       35,312,500
---------------------------------------------------------------
SERVICES (DATA PROCESSING)-1.33%
Concord EFS, Inc.(a)                 1,500,000       40,593,750
---------------------------------------------------------------
First Data Corp.                     1,250,000       57,109,375
---------------------------------------------------------------
                                                     97,703,125
---------------------------------------------------------------
TELECOMMUNICATIONS (LONG
  DISTANCE)-2.33%
MCI WorldCom, Inc.(a)                2,000,000      171,625,000
---------------------------------------------------------------
TELEPHONE-1.37%
GTE Corp.                              500,000       37,500,000
---------------------------------------------------------------
SBC Communications, Inc.             1,250,000       63,671,875
---------------------------------------------------------------
                                                    101,171,875
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $4,615,196,054)                             6,791,781,943
---------------------------------------------------------------
CONVERTIBLE PREFERRED
  STOCKS-2.32%
BROADCASTING (TELEVISION, RADIO
  & CABLE)-0.76%
Mediaone Group, Inc.-$2.25
  Series D Conv. Pfd.                  400,000       56,200,000
---------------------------------------------------------------
ELECTRIC COMPANIES-1.56%
Houston Industries, Inc.-$3.29
  Conv. Pfd.                         1,000,000      114,750,000
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $123,420,376)                    170,950,000
---------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT
CONVERTIBLE BONDS & NOTES-2.09%
COMPUTERS (HARDWARE)-0.30%
Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03 (Acquired
  04/17/98-11/30/98; Cost
  $27,943,750)(c)                 $ 28,300,000       22,074,000
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-0.94%
VERITAS Software Corp., Conv.
  Notes, 5.25%, 11/01/04            13,500,000       69,001,875
---------------------------------------------------------------

                             AIM CHARTER FUND

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
RETAIL (SPECIALTY)-0.51%
Amazon.com, Inc., Conv. Sub.
  Deb., 4.75%, 02/01/09           $ 35,000,000   $   37,275,000
---------------------------------------------------------------
TELECOMMUNICATIONS (LONG
  DISTANCE)-0.34%
Global Telesystems Group, Inc.,
  Conv. Sr. Unsec. Sub. Notes,
  8.75%, 06/30/00 (Acquired
  02/05/98; Cost $13,002,080)(c)    10,000,000       25,025,000
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes
      (Cost $95,916,763)                            153,375,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MONEY MARKET FUNDS-4.93%
STIC Liquid Assets Portfolio(d)    181,461,397   $  181,461,397
---------------------------------------------------------------
STIC Prime Portfolio(d)            181,461,397      181,461,397
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $362,922,794)                           362,922,794
---------------------------------------------------------------
TOTAL INVESTMENTS-101.61%                         7,479,030,612
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.61%)                                   (118,345,314)
---------------------------------------------------------------
NET ASSETS-100.00%                               $7,360,685,298
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Conv.  - Convertible
Deb.  - Debentures
Pfd.   - Preferred
Sec.  - Secured
Sr.    - Senior
Sub.  - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)A portion of this security is subject to call options written. See Note 7.
(c)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/99 was $47,099,000 which represented 0.64% of the Fund's net assets.
(d)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.
                                AIM CHARTER FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

ASSETS:
Investments, at market value (cost
  $5,197,455,987)                             $7,479,030,612
------------------------------------------------------------
Receivables for:
  Investments sold                                11,818,345
------------------------------------------------------------
  Capital stock sold                              10,408,480
------------------------------------------------------------
  Dividends and interest                           7,301,796
------------------------------------------------------------
Investment for deferred compensation plan             83,490
------------------------------------------------------------
Other assets                                         140,597
------------------------------------------------------------
      Total assets                             7,508,783,320
------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                          105,957,126
------------------------------------------------------------
  Capital stock reacquired                         8,011,254
------------------------------------------------------------
  Deferred compensation                               83,490
------------------------------------------------------------
Options written (Premiums received
  $25,481,560)                                    25,656,250
------------------------------------------------------------
Accrued advisory fees                              3,634,922
------------------------------------------------------------
Accrued administrative services fees                  27,618
------------------------------------------------------------
Accrued directors' fees                                3,913
------------------------------------------------------------
Accrued distribution fees                          3,681,163
------------------------------------------------------------
Accrued transfer agent fees                          637,952
------------------------------------------------------------
Accrued operating expenses                           404,334
------------------------------------------------------------
      Total liabilities                          148,098,022
------------------------------------------------------------
Net assets applicable to shares outstanding   $7,360,685,298
============================================================
NET ASSETS:
Class A                                       $4,948,665,737
============================================================
Class B                                       $2,206,751,605
============================================================
Class C                                       $  138,467,127
============================================================
Institutional Class                           $   66,800,829
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    288,328,877
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    130,030,549
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      8,139,220
============================================================
Institutional Class:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      3,855,460
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        17.16
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.16 / 94.50%)      $        18.16
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        16.97
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        17.01
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        17.33
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of $157,812 foreign
  withholding tax)                            $   49,869,261
------------------------------------------------------------
Interest                                          25,693,052
------------------------------------------------------------
      Total investment income                     75,562,313
------------------------------------------------------------
EXPENSES:
Advisory fees                                     41,014,707
------------------------------------------------------------
Administrative services fees                         235,274
------------------------------------------------------------
Custodian fees                                       364,030
------------------------------------------------------------
Directors' fees                                       50,623
------------------------------------------------------------
Distribution fees-Class A                         13,556,239
------------------------------------------------------------
Distribution fees-Class B                         18,631,086
------------------------------------------------------------
Distribution fees-Class C                            809,325
------------------------------------------------------------
Transfer agent fees-Class A                        4,930,725
------------------------------------------------------------
Transfer agent fees-Class B                        3,087,342
------------------------------------------------------------
Transfer agent fees-Class C                          149,576
------------------------------------------------------------
Transfer agent fees-Institutional Class                6,136
------------------------------------------------------------
Other                                              1,214,166
------------------------------------------------------------
      Total expenses                              84,049,229
------------------------------------------------------------
Less:   Fees waived by advisor                    (1,130,089)
------------------------------------------------------------
      Expenses paid indirectly                      (149,110)
------------------------------------------------------------
      Net expenses                                82,770,030
------------------------------------------------------------
Net investment income (loss)                      (7,207,717)
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:
Net realized gain (loss) from:
  Investment securities                          668,004,945
------------------------------------------------------------
  Foreign currencies                              (1,105,968)
------------------------------------------------------------
  Option contracts written                        (9,533,983)
------------------------------------------------------------
                                                 657,364,994
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        1,116,385,588
------------------------------------------------------------
  Foreign currencies                                 (47,768)
------------------------------------------------------------
  Option contracts written                           214,221
------------------------------------------------------------
                                               1,116,552,041
------------------------------------------------------------
  Net gain from investment securities,
    foreign currencies and option contracts    1,773,917,035
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,766,709,318
============================================================

See Notes to Financial Statements.
                              AIM CHARTER FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999               1998
                                                              ---------------    --------------
OPERATIONS:
  Net investment income (loss)                                $    (7,207,717)   $   37,825,223
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      657,364,994       206,268,933
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                   1,116,552,041       254,914,824
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      1,766,709,318       499,008,980
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                          (9,134,542)      (28,039,987)
-----------------------------------------------------------------------------------------------
  Class B                                                                  --        (3,013,337)
-----------------------------------------------------------------------------------------------
  Class C                                                                  --           (47,378)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                (216,682)         (445,449)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (149,620,112)     (346,531,949)
-----------------------------------------------------------------------------------------------
  Class B                                                         (57,712,333)     (108,856,197)
-----------------------------------------------------------------------------------------------
  Class C                                                          (1,614,093)         (819,962)
-----------------------------------------------------------------------------------------------
  Institutional Class                                              (1,761,967)       (3,989,466)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         151,495,357       235,195,827
-----------------------------------------------------------------------------------------------
  Class B                                                         370,892,559       350,425,592
-----------------------------------------------------------------------------------------------
  Class C                                                          84,930,162        32,069,085
-----------------------------------------------------------------------------------------------
  Institutional Class                                               9,431,197         3,464,509
-----------------------------------------------------------------------------------------------
      Net increase in net assets                                2,163,398,864       628,420,268
-----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                           5,197,286,434     4,568,866,166
-----------------------------------------------------------------------------------------------
  End of period                                               $ 7,360,685,298    $5,197,286,434
===============================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $ 4,466,453,244    $3,821,903,969
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (217,108)        9,291,857
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                     613,057,085       201,250,572
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    2,281,392,077     1,164,840,036
-----------------------------------------------------------------------------------------------
                                                              $ 7,360,685,298    $5,197,286,434
===============================================================================================

See Notes to Financial Statements.

                                AIM CHARTER FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $7,049,976, undistributed net realized gains decreased by $34,849,976 and paid-in capital increased by $27,800,000 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value

                              AIM CHARTER FUND
   of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
J. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $1,130,089. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $235,274 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for

                                AIM CHARTER FUND
providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $4,807,681 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $13,556,239, $18,631,086 and $809,325, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,030,454 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $96,080 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $15,483 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $76,809 and $72,301, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $149,110 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $7,032,932,257 and $6,722,183,283, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $2,293,837,834
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (24,022,713)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $2,269,815,121
==========================================================
Cost of investments for tax purposes is $5,209,215,491.

                              AIM CHARTER FUND

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------   ------------
Beginning of year                                               31,202    $  8,091,351
--------------------------------------------------------------------------------------
Written                                                         62,592      40,059,097
--------------------------------------------------------------------------------------
Closed                                                         (54,607)    (18,452,621)
--------------------------------------------------------------------------------------
Exercised                                                      (14,921)     (4,076,636)
--------------------------------------------------------------------------------------
Expired                                                         (1,766)       (139,631)
--------------------------------------------------------------------------------------
End of year                                                     22,500    $ 25,481,560
======================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                       OCTOBER 31,      UNREALIZED
                                         CONTRACT   STRIKE   NUMBER OF    PREMIUMS         1999        APPRECIATION
                 ISSUE                    MONTH     PRICE    CONTRACTS    RECEIVED     MARKET VALUE   (DEPRECIATION)
---------------------------------------  --------   ------   ---------   -----------   ------------   --------------
International Business Machines Corp.     Jan-00     $80      12,500     $20,804,105   $25,156,250     $(4,352,145)
--------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                   Nov-99      50      10,000       4,677,455       500,000       4,177,455
--------------------------------------------------------------------------------------------------------------------
                                                              22,500     $25,481,560   $25,656,250     $  (174,690)
====================================================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options during the year ended October 31, 1999 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS      PAID
                                                              ---------   -----------
Beginning of year                                                   --    $        --
-------------------------------------------------------------------------------------
Purchased                                                       24,165      6,379,447
-------------------------------------------------------------------------------------
Closed                                                         (20,165)    (4,215,217)
-------------------------------------------------------------------------------------
Exercised                                                           --             --
-------------------------------------------------------------------------------------
Expired                                                         (4,000)    (2,164,230)
-------------------------------------------------------------------------------------
End of year                                                         --    $        --
=====================================================================================

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                      1999                          1998
                                                           ---------------------------   ---------------------------
                                                             SHARES         AMOUNT         SHARES         AMOUNT
                                                           -----------   -------------   -----------   -------------
Sold:
  Class A                                                   51,272,783   $ 809,088,837    65,753,775   $ 868,543,898
--------------------------------------------------------------------------------------------------------------------
  Class B                                                   36,310,602     576,056,633    32,991,364     431,938,545
--------------------------------------------------------------------------------------------------------------------
  Class C                                                    6,968,661     111,866,437     2,736,777      36,139,093
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          828,138      13,421,969       568,334       7,594,968
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                   10,532,077     149,384,623    29,328,588     355,378,824
--------------------------------------------------------------------------------------------------------------------
  Class B                                                    3,894,826      54,866,091     8,807,895     105,930,618
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      107,859       1,525,822        67,166         810,828
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          134,608       1,929,704       351,483       4,295,496
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (51,731,503)   (806,978,103)  (75,327,509)   (988,726,895)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                  (16,551,587)   (260,030,165)  (14,417,738)   (187,443,571)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                   (1,788,368)    (28,462,097)     (376,288)     (4,880,836)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (372,429)     (5,920,476)     (636,014)     (8,425,955)
--------------------------------------------------------------------------------------------------------------------
                                                            39,605,667   $ 616,749,275    49,847,833   $ 621,155,013
====================================================================================================================

                                AIM CHARTER FUND

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1999.

                                                               1999       1998       1997       1996       1995
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 13.42    $ 13.48    $ 11.24    $ 10.66    $  8.93
------------------------------------------------------------  -------    -------    -------    -------    -------
Income from investment operations:
    Net investment income                                        0.09       0.18       0.16       0.24       0.23
------------------------------------------------------------  -------    -------    -------    -------    -------
    Net gains (losses) on securities (both realized and
     unrealized)                                                 4.43       1.24       2.91       1.44       2.07
------------------------------------------------------------  -------    -------    -------    -------    -------
         Total from investment operations                        4.52       1.42       3.07       1.68       2.30
------------------------------------------------------------  -------    -------    -------    -------    -------
Less distributions:
    Dividends from net investment income                        (0.07)     (0.14)     (0.16)     (0.20)     (0.24)
------------------------------------------------------------  -------    -------    -------    -------    -------
    Distributions from net realized gains                       (0.54)     (1.34)     (0.67)     (0.90)     (0.33)
------------------------------------------------------------  -------    -------    -------    -------    -------
         Total distributions                                    (0.61)     (1.48)     (0.83)     (1.10)     (0.57)
------------------------------------------------------------  -------    -------    -------    -------    -------
Net asset value, end of period                                $ 17.33    $ 13.42    $ 13.48    $ 11.24    $ 10.66
============================================================  =======    =======    =======    =======    =======
Total return                                                    34.61%     11.69%     29.05%     17.29%     27.45%
============================================================  =======    =======    =======    =======    =======
Net assets, end of period (000s omitted)                      $66,801    $43,815    $40,191    $29,591    $25,538
============================================================  =======    =======    =======    =======    =======
Ratio of expenses (exclusive of interest) to average net
  assets(a)                                                      0.65%(b)    0.66%     0.67%      0.69%      0.74%
============================================================  =======    =======    =======    =======    =======
Ratio of net investment income to average net assets(c)          0.51%(b)    1.37%     1.21%      2.24%      1.98%
============================================================  =======    =======    =======    =======    =======
Portfolio turnover rate                                           107%       154%       170%       164%       161%
============================================================  =======    =======    =======    =======    =======

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.67%, 0.67%, 0.68% and 0.70% for 1999-1996.

(b) Ratios are based on average net assets of $57,565,832.

(c) After fee waivers and/or expense reimbursements. Ratios of net investment income prior to fee waivers and/or expense reimbursements were 0.49%, 1.36%, 1.20% and 2.23% for 1999-1996.



                              AIM CHARTER FUND

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

                          AIM CONSTELLATION FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                    MARKET
                                    SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-95.54%
AIRLINES-0.25%
Southwest Airlines Co.              2,250,000   $    37,828,125
---------------------------------------------------------------
AUTO PARTS & EQUIPMENT-0.67%
Danaher Corp.                       1,250,000        60,390,625
---------------------------------------------------------------
SPX Corp.(a)                          500,000        42,375,000
---------------------------------------------------------------
                                                    102,765,625
---------------------------------------------------------------
BANKS (MAJOR REGIONAL)-0.58%
Northern Trust Corp.                  925,000        89,320,312
---------------------------------------------------------------
BANKS (REGIONAL)-1.01%
Bank United Corp.-Class A           1,000,000        39,000,000
---------------------------------------------------------------
Compass Bancshares, Inc.            1,000,000        26,687,500
---------------------------------------------------------------
Old Kent Financial Corp.              817,425        33,310,069
---------------------------------------------------------------
TCF Financial Corp.                   700,000        20,650,000
---------------------------------------------------------------
Zions Bancorp                         600,000        35,362,500
---------------------------------------------------------------
                                                    155,010,069
---------------------------------------------------------------
BIOTECHNOLOGY-1.53%
Biogen, Inc.(a)                     2,500,000       185,312,500
---------------------------------------------------------------
Chiron Corp.(a)                     1,000,000        28,562,500
---------------------------------------------------------------
Genzyme Corp.(a)                      527,300        20,169,225
---------------------------------------------------------------
                                                    234,044,225
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.64%
Adelphia Communications Corp.(a)    1,000,000        54,625,000
---------------------------------------------------------------
AMFM Inc.(a)                        2,250,000       157,500,000
---------------------------------------------------------------
AT&T Corp.-Liberty Media
  Group-Class A(a)                  3,000,000       119,062,500
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              1,500,000        68,156,250
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)      1,050,000        85,050,000
---------------------------------------------------------------
Univision Communications,
  Inc.-Class A(a)                   1,465,400       124,650,587
---------------------------------------------------------------
USA Networks, Inc.(a)               1,317,800        59,383,362
---------------------------------------------------------------
Westwood One, Inc.(a)                 887,400        40,931,325
---------------------------------------------------------------
                                                    709,359,024
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-9.95%
ADC Telecommunications, Inc.(a)     1,750,000        83,453,125
---------------------------------------------------------------
Comverse Technology, Inc.(a)        1,500,000       170,250,000
---------------------------------------------------------------
Corning, Inc.                       3,186,600       250,546,425
---------------------------------------------------------------
General Instrument Corp.(a)         1,900,000       102,243,750
---------------------------------------------------------------
JDS Uniphase Corp.(a)               1,500,000       250,312,500
---------------------------------------------------------------
Lucent Technologies Inc.(b)         3,849,120       247,305,960
---------------------------------------------------------------
Motorola, Inc.                        750,000        73,078,125
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)             1,500,000       173,343,750
---------------------------------------------------------------
QUALCOMM, Inc.(a)                     250,000        55,687,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)
Scientific-Atlanta, Inc.            2,000,000   $   114,500,000
---------------------------------------------------------------
                                                  1,520,721,135
---------------------------------------------------------------
COMPUTERS (HARDWARE)-1.39%
Apple Computer, Inc.(a)             1,000,000        80,125,000
---------------------------------------------------------------
Gateway, Inc.(a)                    2,000,000       132,125,000
---------------------------------------------------------------
                                                    212,250,000
---------------------------------------------------------------
COMPUTERS (NETWORKING)-0.87%
Exodus Communications, Inc.(a)        341,700        29,386,200
---------------------------------------------------------------
VeriSign, Inc.(a)                     835,000       103,122,500
---------------------------------------------------------------
                                                    132,508,700
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-3.06%
Adaptec, Inc.(a)                    3,000,000       135,000,000
---------------------------------------------------------------
EMC Corp.(a)(b)(c)                  3,500,000       255,500,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.- Class A(a)                  1,000,000        78,062,500
---------------------------------------------------------------
                                                    468,562,500
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-15.30%
America Online, Inc.(a)             2,625,000       340,429,687
---------------------------------------------------------------
At Home Corp.(a)                    1,150,000        42,981,250
---------------------------------------------------------------
BMC Software, Inc.(a)               2,500,000       160,468,750
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                         675,000        48,600,000
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(a)       750,000        86,765,625
---------------------------------------------------------------
Citrix Systems, Inc.(a)             2,800,000       179,550,000
---------------------------------------------------------------
Compuware Corp.(a)                  1,250,000        34,765,625
---------------------------------------------------------------
Electronic Arts, Inc.(a)            1,250,000       101,015,625
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)    2,000,000        80,625,000
---------------------------------------------------------------
Inktomi Corp.(a)                      750,000        76,078,125
---------------------------------------------------------------
Intuit, Inc.(a)                     3,750,000       109,218,750
---------------------------------------------------------------
J.D. Edwards & Co.(a)               1,050,000        25,134,375
---------------------------------------------------------------
Lycos, Inc.(a)                      3,000,000       160,500,000
---------------------------------------------------------------
Microsoft Corp.(a)                  1,150,000       106,446,875
---------------------------------------------------------------
Novell, Inc.(a)                     1,000,000        20,062,500
---------------------------------------------------------------
RealNetworks, Inc.(a)               1,000,000       109,687,500
---------------------------------------------------------------
Siebel Systems, Inc.(a)               600,000        65,887,500
---------------------------------------------------------------
Synopsys, Inc.(a)                   1,000,000        62,312,500
---------------------------------------------------------------
Verio, Inc.(a)                      2,125,000        79,289,063
---------------------------------------------------------------
VERITAS Software Corp.(a)           2,500,000       269,687,500
---------------------------------------------------------------
Yahoo! Inc.(a)                      1,000,000       179,062,500
---------------------------------------------------------------
                                                  2,338,568,750
---------------------------------------------------------------

                             AIM CONSTELLATION FUND

                                                    MARKET
                                    SHARES           VALUE
CONSUMER FINANCE-2.41%
Capital One Financial Corp.         2,323,700   $   123,156,100
---------------------------------------------------------------
Providian Financial Corp.           1,800,000       196,200,000
---------------------------------------------------------------
SLM Holding Corp.                   1,000,000        48,937,500
---------------------------------------------------------------
                                                    368,293,600
---------------------------------------------------------------
ELECTRICAL EQUIPMENT-5.18%
American Power Conversion
  Corp.(a)                          5,250,000       117,796,875
---------------------------------------------------------------
Conexant Systems, Inc.(a)           2,000,000       186,750,000
---------------------------------------------------------------
Sanmina Corp.(a)                    1,000,000        90,062,500
---------------------------------------------------------------
Solectron Corp.(a)                  3,000,000       225,750,000
---------------------------------------------------------------
Symbol Technologies, Inc.           2,625,000       104,343,750
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)     2,750,000        67,203,125
---------------------------------------------------------------
                                                    791,906,250
---------------------------------------------------------------
ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.11%
AVX Corp.                             428,100        17,124,000
---------------------------------------------------------------
ELECTRONICS (DEFENSE)-0.29%
General Motors Corp.-Class H(a)       600,000        43,687,500
---------------------------------------------------------------
ELECTRONICS
  (INSTRUMENTATION)-0.88%
PE Corp-PE Biosystems Group         1,550,000       100,556,250
---------------------------------------------------------------
Waters Corp.(a)                       650,000        34,531,250
---------------------------------------------------------------
                                                    135,087,500
---------------------------------------------------------------
ELECTRONICS
  (SEMICONDUCTORS)-9.30%
Altera Corp.(a)                     2,875,000       139,796,875
---------------------------------------------------------------
Analog Devices, Inc.(a)             3,000,000       159,375,000
---------------------------------------------------------------
ASM Lithography Holding N.V.
  (Netherlands)(a)                    650,000        47,206,250
---------------------------------------------------------------
Atmel Corp.(a)                        916,800        35,411,400
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)      4,000,000       102,250,000
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       139,875,000
---------------------------------------------------------------
LSI Logic Corp.(a)                  2,000,000       106,375,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           1,500,000       118,406,250
---------------------------------------------------------------
Microchip Technology, Inc.(a)       1,338,375        89,169,234
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                 2,499,700       235,596,725
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)      2,000,000        91,750,000
---------------------------------------------------------------
Xilinx, Inc.(a)                     2,000,000       157,250,000
---------------------------------------------------------------
                                                  1,422,461,734
---------------------------------------------------------------
EQUIPMENT (SEMICONDUCTOR)-1.67%
Applied Materials, Inc.(a)            500,000        44,906,250
---------------------------------------------------------------
KLA-Tencor Corp.(a)                 1,200,000        95,025,000
---------------------------------------------------------------
Novellus Systems, Inc.(a)             500,000        38,750,000
---------------------------------------------------------------
Teradyne, Inc.(a)                   2,000,000        77,000,000
---------------------------------------------------------------
                                                    255,681,250
---------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-1.36%
American Express Co.                  575,000        88,550,000
---------------------------------------------------------------
Citigroup, Inc.                     1,100,000        59,537,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)
MGIC Investment Corp.               1,000,000   $    59,750,000
---------------------------------------------------------------
                                                    207,837,500
---------------------------------------------------------------
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.46%
Park Place Entertainment(a)         5,304,000        69,615,000
---------------------------------------------------------------
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.80%
Forest Laboratories, Inc.(a)        1,500,000        68,812,500
---------------------------------------------------------------
Jones Pharma, Inc.(d)               3,691,275       114,429,525
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                  1,200,000        36,600,000
---------------------------------------------------------------
MedImmune, Inc.(a)                    500,000        56,000,000
---------------------------------------------------------------
                                                    275,842,025
---------------------------------------------------------------
HEALTH CARE (MANAGED CARE)-0.32%
Express Scripts, Inc.-Class A(a)    1,000,000        49,125,000
---------------------------------------------------------------
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.38%
Bausch & Lomb, Inc.                 1,000,000        54,000,000
---------------------------------------------------------------
Biomet, Inc.                        2,500,000        75,312,500
---------------------------------------------------------------
Medtronic, Inc.                     1,500,000        51,937,500
---------------------------------------------------------------
Sybron International Corp.(a)       1,250,000        29,765,625
---------------------------------------------------------------
                                                    211,015,625
---------------------------------------------------------------
INSURANCE (LIFE/HEALTH)-0.33%
AFLAC, Inc.                         1,000,000        51,125,000
---------------------------------------------------------------
INVESTMENT
  BANKING/BROKERAGE-1.02%
Schwab (Charles) Corp. (The)        4,000,000       155,750,000
---------------------------------------------------------------
INVESTMENT MANAGEMENT-0.53%
Federated Investors, Inc.-Class
  B                                 2,064,000        35,604,000
---------------------------------------------------------------
Knight/Trimark Group, Inc.-Class
  A(a)                              1,750,000        45,609,375
---------------------------------------------------------------
                                                     81,213,375
---------------------------------------------------------------
LEISURE TIME (PRODUCTS)-0.91%
Harley-Davidson, Inc.               2,350,000       139,384,375
---------------------------------------------------------------
NATURAL GAS-0.40%
El Paso Energy Corp.                1,500,000        61,500,000
---------------------------------------------------------------
OIL & GAS (DRILLING &
  EQUIPMENT)-3.60%
Baker Hughes, Inc.                  2,000,000        55,875,000
---------------------------------------------------------------
BJ Services Co.(a)                  2,000,000        68,625,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)(d)          2,750,000       106,390,625
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.     1,000,000        31,750,000
---------------------------------------------------------------
Global Industries Ltd.(a)           3,000,000        24,000,000
---------------------------------------------------------------
R&B Falcon Corporation(a)           3,716,600        46,225,213
---------------------------------------------------------------
Rowan Companies, Inc.(a)            2,250,000        35,015,625
---------------------------------------------------------------
Smith International, Inc.(a)        1,750,000        60,484,375
---------------------------------------------------------------

                           AIM CONSTELLATION FUND

                                                    MARKET
                                    SHARES           VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)
Transocean Offshore, Inc.           1,500,000   $    40,781,250
---------------------------------------------------------------
Varco International, Inc.(a)        2,499,400        26,399,913
---------------------------------------------------------------
Weatherford International,
  Inc.(a)                           1,600,000        54,200,000
---------------------------------------------------------------
                                                    549,747,001
---------------------------------------------------------------
OIL & GAS (EXPLORATION &
  PRODUCTION)-0.99%
Apache Corp.                        1,790,000        69,810,000
---------------------------------------------------------------
EOG Resources, Inc.                 3,200,000        66,600,000
---------------------------------------------------------------
Santa Fe Snyder Corp.(a)            1,750,000        15,093,750
---------------------------------------------------------------
                                                    151,503,750
---------------------------------------------------------------
PERSONAL CARE-0.23%
Estee Lauder Cos. Inc.-Class A        750,000        34,968,750
---------------------------------------------------------------
PUBLISHING-0.43%
McGraw-Hill Cos., Inc. (The)        1,100,000        65,587,500
---------------------------------------------------------------
RAILROADS-0.70%
Kansas City Southern Industries,
  Inc.                              2,250,000       106,734,375
---------------------------------------------------------------
RESTAURANTS-0.78%
Brinker International, Inc.(a)      2,000,000        46,625,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)         1,750,000        40,250,000
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                             851,500        31,824,813
---------------------------------------------------------------
                                                    118,699,813
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-0.58%
Lowe's Companies, Inc.              1,600,000        88,000,000
---------------------------------------------------------------
RETAIL (COMPUTERS &
  ELECTRONICS)-2.95%
Best Buy Co., Inc.(a)               1,750,000        97,234,375
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,954,600       120,696,550
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                             2,500,000       106,718,750
---------------------------------------------------------------
Tandy Corp.                         2,000,000       125,875,000
---------------------------------------------------------------
                                                    450,524,675
---------------------------------------------------------------
RETAIL (DEPARTMENT STORES)-0.98%
Kohl's Corp.(a)                     2,000,000       149,625,000
---------------------------------------------------------------
RETAIL (DISCOUNTERS)-1.17%
Dollar Tree Stores, Inc.(a)         1,810,600        78,874,263
---------------------------------------------------------------
Family Dollar Stores, Inc.          2,850,000        58,781,250
---------------------------------------------------------------
Ross Stores, Inc.                   2,000,000        41,250,000
---------------------------------------------------------------
                                                    178,905,513
---------------------------------------------------------------
RETAIL (FOOD CHAINS)-0.27%
Kroger Co. (The)(a)                 2,000,000        41,625,000
---------------------------------------------------------------
RETAIL (SPECIALTY)-2.80%
Barnes & Noble, Inc.(a)             1,153,000        23,996,813
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)          2,750,100        91,612,706
---------------------------------------------------------------
eToys, Inc.(a)                      1,169,000        69,847,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
RETAIL (SPECIALTY)-(CONTINUED)
Linens 'n Things, Inc.(a)           1,285,300   $    51,090,675
---------------------------------------------------------------
Staples, Inc.(a)                    6,000,000       133,125,000
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)            1,077,500        57,915,625
---------------------------------------------------------------
                                                    427,588,569
---------------------------------------------------------------
RETAIL (SPECIALTY-APPAREL)-1.76%
American Eagle Outfitters,
  Inc.(a)                             808,300        34,605,344
---------------------------------------------------------------
Intimate Brands, Inc.               1,000,000        41,000,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(d)      2,310,075        50,677,270
---------------------------------------------------------------
Talbots, Inc. (The)                 1,302,100        61,280,081
---------------------------------------------------------------
TJX Companies, Inc. (The)           3,000,000        81,375,000
---------------------------------------------------------------
                                                    268,937,695
---------------------------------------------------------------
SERVICES (ADVERTISING/
  MARKETING)-3.31%
CMGI, Inc.(a)                         500,000        54,718,750
---------------------------------------------------------------
Interpublic Group of Companies,
  Inc.                              1,000,000        40,625,000
---------------------------------------------------------------
Lamar Advertising Co.(a)(d)         3,025,000       163,350,000
---------------------------------------------------------------
Omnicom Group, Inc.                 2,500,000       220,000,000
---------------------------------------------------------------
TMP Worldwide, Inc.(a)                450,000        28,096,875
---------------------------------------------------------------
                                                    506,790,625
---------------------------------------------------------------
SERVICES (COMMERCIAL &
  CONSUMER)-0.91%
ChoicePoint, Inc.(a)                  617,300        38,156,856
---------------------------------------------------------------
Cintas Corp.                        1,500,000        90,375,000
---------------------------------------------------------------
Viad Corp.                            400,500         9,837,281
---------------------------------------------------------------
                                                    138,369,137
---------------------------------------------------------------
SERVICES (DATA PROCESSING)-3.02%
Affiliated Computer Services,
  Inc.-Class A(a)                   1,000,000        38,000,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                6,750,000       182,671,875
---------------------------------------------------------------
DST Systems, Inc.(a)                  750,000        47,765,625
---------------------------------------------------------------
Fiserv, Inc.(a)                     3,750,000       120,000,000
---------------------------------------------------------------
Paychex, Inc.                       1,875,000        73,828,125
---------------------------------------------------------------
                                                    462,265,625
---------------------------------------------------------------
SPECIALTY PRINTING-0.32%
Valassis Communications, Inc.(a)    1,125,000        48,375,000
---------------------------------------------------------------
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.63%
Crown Castle International
  Corp.(a)                          2,750,000        52,937,500
---------------------------------------------------------------
Metromedia Fiber Network,
  Inc.-Class A(a)                   1,290,000        42,650,625
---------------------------------------------------------------
                                                     95,588,125
---------------------------------------------------------------
TELECOMMUNICATIONS (LONG
  DISTANCE)-0.23%
Global TeleSystems Group,
  Inc.(a)                           1,500,000        35,906,250
---------------------------------------------------------------
TELEPHONE-1.38%
CenturyTel, Inc.                    2,249,925        90,981,342
---------------------------------------------------------------

                             AIM CONSTELLATION FUND

                                                    MARKET
                                    SHARES           VALUE
TELEPHONE-(CONTINUED)
Cincinnati Bell, Inc.(a)            1,000,000   $    20,812,500
---------------------------------------------------------------
NTL, Inc.(a)                          687,500        51,820,313
---------------------------------------------------------------
RCN Corp.(a)                        1,000,000        47,875,000
---------------------------------------------------------------
                                                    211,489,155
---------------------------------------------------------------
TEXTILES (APPAREL)-0.90%
Jones Apparel Group, Inc.(a)        2,563,800        81,080,175
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)             2,000,000        56,500,000
---------------------------------------------------------------
                                                    137,580,175
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $8,597,266,374)                            14,606,399,932
---------------------------------------------------------------

                         NUMBER
                           OF       EXERCISE   EXPIRATION    MARKET
                        CONTRACTS    PRICE        DATE       VALUE
OPTIONS
PURCHASED-0.00%
COMPUTERS
  (PERIPHERALS)-0.00%
EMC Corp. (Cost
  $1,338,808)             5,691       $60        Dec-99     $604,669
--------------------------------------------------------------------

                                                     MARKET
                                     SHARES           VALUE
MONEY MARKET FUNDS-4.63%
STIC Liquid Assets Portfolio(e)    353,486,756       353,486,756
----------------------------------------------------------------
STIC Prime Portfolio(e)            353,486,756       353,486,756
----------------------------------------------------------------
    Total Money Market Funds
      (Cost $706,973,512)                            706,973,512
----------------------------------------------------------------
TOTAL INVESTMENTS-100.17%                         15,313,978,113
----------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.17%)                                     (25,496,319)
----------------------------------------------------------------
NET ASSETS-100.00%                               $15,288,481,794
----------------------------------------------------------------

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)A portion of this security is subject to call options.
(c)A portion of this security is subject to put options.
(d)Affiliated issuers are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 10/31/99 was $434,847,420 which represented 2.84% of the Fund's net assets.
(e)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.
                           AIM CONSTELLATION FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments, at market value (cost
  $9,305,578,694)                            $15,313,978,113
------------------------------------------------------------
Receivables for:
  Investments sold                                71,399,488
------------------------------------------------------------
  Capital stock sold                              10,526,738
------------------------------------------------------------
  Dividends and interest                           2,290,468
------------------------------------------------------------
Investment for deferred compensation plan            183,244
------------------------------------------------------------
Other assets                                          52,373
------------------------------------------------------------
      Total assets                            15,398,430,424
------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                           56,379,176
------------------------------------------------------------
  Capital stock reacquired                        30,978,770
------------------------------------------------------------
  Deferred compensation                              183,244
------------------------------------------------------------
  Options written (premiums received
    $3,848,894)                                    5,097,494
------------------------------------------------------------
Accrued advisory fees                              7,461,612
------------------------------------------------------------
Accrued administrative services fees                  70,930
------------------------------------------------------------
Accrued directors' fees                                9,103
------------------------------------------------------------
Accrued distribution fees                          5,519,204
------------------------------------------------------------
Accrued transfer agent fees                        3,222,924
------------------------------------------------------------
Accrued operating expenses                         1,026,173
------------------------------------------------------------
      Total liabilities                          109,948,630
------------------------------------------------------------
Net assets applicable to shares outstanding  $15,288,481,794
============================================================

NET ASSETS:
Class A                                      $14,292,905,417
============================================================
Class B                                      $   589,717,520
============================================================
Class C                                      $   161,489,815
============================================================
Institutional Class                          $   244,369,042
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                    412,537,590
============================================================
Class B:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     17,344,531
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      4,751,201
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,787,086
============================================================
Class A:
  Net asset value and redemption price per
    share                                    $         34.65
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $34.65 / 94.50%)     $         36.67
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         34.00
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         33.99
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                          $         36.01
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of $242,135 foreign
  withholding tax)                            $   43,615,002
------------------------------------------------------------
Interest                                          42,276,941
------------------------------------------------------------
    Total investment income                       85,891,943
------------------------------------------------------------
EXPENSES:
Advisory fees                                     90,458,750
------------------------------------------------------------
Administrative services fees                         431,120
------------------------------------------------------------
Custodian fees                                       801,999
------------------------------------------------------------
Directors' fees                                       93,740
------------------------------------------------------------
Distribution fees-Class A                         40,983,445
------------------------------------------------------------
Distribution fees-Class B                          4,365,731
------------------------------------------------------------
Distribution fees-Class C                          1,175,217
------------------------------------------------------------
Transfer agent fees-Class A                       23,308,682
------------------------------------------------------------
Transfer agent fees-Class B                        1,540,074
------------------------------------------------------------
Transfer agent fees-Class C                          368,612
------------------------------------------------------------
Transfer agent fees-Institutional Class               22,937
------------------------------------------------------------
Other                                              2,563,084
------------------------------------------------------------
    Total expenses                               166,113,391
------------------------------------------------------------
Less: Fees waived by advisor                      (3,107,849)
------------------------------------------------------------
    Expenses paid indirectly                        (238,341)
------------------------------------------------------------
    Net expenses                                 162,767,201
------------------------------------------------------------
Net investment income (loss)                     (76,875,258)
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND OPTION CONTRACTS:
Net realized gain from:
  Investment securities                        1,641,321,263
------------------------------------------------------------
  Option contracts written                         2,695,940
------------------------------------------------------------
                                               1,644,017,203
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        2,670,530,284
------------------------------------------------------------
  Foreign currencies                                  (1,219)
------------------------------------------------------------
  Option contracts written                        (1,395,306)
------------------------------------------------------------
                                               2,669,133,759
------------------------------------------------------------
      Net gain from investment securities,
         foreign currencies, and option
         contracts                             4,313,150,962
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $4,236,275,704
============================================================

See Notes to Financial Statements.
                             AIM CONSTELLATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999                1998
                                                              ---------------     ---------------
OPERATIONS:
  Net investment income (loss)                                $   (76,875,258)    $   (68,697,946)
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and option contracts                            1,644,017,203         459,324,772
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, and option
    contracts                                                   2,669,133,759        (647,916,119)
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                               4,236,275,704        (257,289,293)
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (337,206,115)     (1,023,550,465)
-------------------------------------------------------------------------------------------------
  Class B                                                          (8,290,207)         (2,750,431)
-------------------------------------------------------------------------------------------------
  Class C                                                          (2,229,567)         (2,040,204)
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (5,075,580)        (13,510,099)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,783,881,252)       (667,156,467)
-------------------------------------------------------------------------------------------------
  Class B                                                         205,093,817         292,437,630
-------------------------------------------------------------------------------------------------
  Class C                                                          55,508,352          60,444,760
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (4,793,973)         17,436,212
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                    2,355,401,179      (1,595,978,357)
-------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          12,933,080,615      14,529,058,972
-------------------------------------------------------------------------------------------------
  End of period                                               $15,288,481,794     $12,933,080,615
=================================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $ 7,663,956,851     $ 9,156,848,152
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (551,737)           (994,714)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and option contracts        1,617,926,281         439,210,537
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                            6,007,150,399       3,338,016,640
-------------------------------------------------------------------------------------------------
                                                              $15,288,481,794     $12,933,080,615
=================================================================================================

See Notes to Financial Statements.
                          AIM CONSTELLATION FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income increased by $77,318,235, undistributed net realized gains decreased by $112,499,990 and paid in capital increased $35,181,755 as a result of net operating tax loss in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                             AIM CONSTELLATION FUND

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $3,107,849. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $431,120 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $11,438,795 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of

                          AIM CONSTELLATION FUND

0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $40,983,445, $4,365,731 and $1,175,217, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,182,696 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $605,519 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $31,683 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $170,495 and $67,846, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $238,341 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $8,369,125,551 and $10,276,104,460, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $6,146,948,281
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (161,712,109)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $5,985,236,172
=========================================================
Cost of investments for tax purposes is $9,328,741,941.

                             AIM CONSTELLATION FUND

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of period                                              1,875    $   357,644
-------------------------------------------------------------------------------------
Written                                                         41,226      7,516,095
-------------------------------------------------------------------------------------
Closed                                                         (17,190)    (3,487,198)
-------------------------------------------------------------------------------------
Expired                                                         (3,820)      (537,647)
-------------------------------------------------------------------------------------
End of period                                                   22,091    $ 3,848,894
=====================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                      OCTOBER 31,      UNREALIZED
                                         CONTRACT   STRIKE   NUMBER OF    PREMIUMS        1999        APPRECIATION
                 ISSUE                    MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
---------------------------------------  --------   ------   ---------   ----------   ------------   --------------
EMC Corp.                                Jan. 00     $75       2,846     $1,162,552    $1,849,900     $  (687,348)
-------------------------------------------------------------------------------------------------------------------
Lucent Technologies Inc.                 Nov. 99      65      19,245      2,686,342     3,247,594        (561,252)
-------------------------------------------------------------------------------------------------------------------
                                                              22,091     $3,848,894    $5,097,494     $(1,248,600)
===================================================================================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                      1999                             1998
                                                         ------------------------------   ------------------------------
                                                            SHARES          AMOUNT           SHARES          AMOUNT
                                                         ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                  98,564,141   $ 2,981,238,092    271,511,337   $ 7,555,171,888
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  10,942,571       332,728,027     12,877,388       356,713,527
------------------------------------------------------------------------------------------------------------------------
  Class C                                                   5,133,893       156,450,704      2,960,570        81,123,332
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       1,596,295        51,100,608      2,149,830        60,442,629
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                  11,320,463       318,895,308     38,633,795       977,878,833
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     286,888         7,992,642        104,498         2,643,686
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      75,962         2,115,494         76,723         1,938,518
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         170,003         4,957,282        494,582        12,886,955
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                (167,354,090)   (5,084,014,652)  (330,045,727)   (9,200,207,188)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (4,443,036)     (135,626,852)    (2,423,778)      (66,919,583)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                  (3,390,263)     (103,057,846)      (842,846)      (22,617,090)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      (1,915,980)      (60,851,863)    (1,977,243)      (55,893,372)
------------------------------------------------------------------------------------------------------------------------
                                                          (49,013,153)  $(1,528,073,056)    (6,480,871)  $  (296,837,865)
========================================================================================================================

                           AIM CONSTELLATION FUND

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1999.

                                                                1999         1998         1997         1996         1995
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period                          $  27.25     $  30.00     $  26.01     $  24.05     $  18.49
------------------------------------------------------------  --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income (loss)                                   (0.01)          --         0.02         0.04         0.02
------------------------------------------------------------  --------     --------     --------     --------     --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   9.50        (0.65)        4.86         2.67         6.06
------------------------------------------------------------  --------     --------     --------     --------     --------
    Total from investment operations                              9.49        (0.65)        4.88         2.71         6.08
------------------------------------------------------------  --------     --------     --------     --------     --------
Less distributions:
  Distributions from net realized gains                          (0.73)       (2.10)       (0.89)       (0.75)       (0.52)
------------------------------------------------------------  --------     --------     --------     --------     --------
Net asset value, end of period                                $  36.01     $  27.25     $  30.00     $  26.01     $  24.05
============================================================  ========     ========     ========     ========     ========
Total return                                                     35.46%       (1.85)%      19.42%       11.81%       34.09%
============================================================  ========     ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $244,369     $189,039     $188,109     $293,035     $138,918
============================================================  ========     ========     ========     ========     ========
Ratio of expenses to average net assets(a)                        0.64%(b)     0.63%        0.65%        0.66%        0.66%
============================================================  ========     ========     ========     ========     ========
Ratio of net investment income (loss) to average net
  assets(c)                                                      (0.04)%(b)    (0.01)%      0.06%        0.21%        0.18%
============================================================  ========     ========     ========     ========     ========
Portfolio turnover rate                                             62%          76%          67%          58%          45%
============================================================  ========     ========     ========     ========     ========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.66%, 0.65%, 0.67%, 0.67% and 0.68% for 1999-1995.

(b) Ratios are based on average net assets of $216,157,183.

(c) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) prior to fee waivers and/or expense reimbursements were (0.06)%, (0.03)%, 0.04%, 0.20% and 0.16% for 1999-1995.

--------------------------------------------------------------------------------


                             AIM CONSTELLATION FUND

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

                            AIM WEINGARTEN FUND
                                      FS-24

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS & OTHER
EQUITY INTERESTS-94.51%
BIOTECHNOLOGY-0.32%
Amgen, Inc.(a)                         386,300   $   30,807,425
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO &
  CABLE)-7.88%
AT&T Corp. - Liberty Media
  Group-Class A(a)                   3,300,000      130,968,750
---------------------------------------------------------------
Cablevision Systems Corp.-Class
  A(a)                                 579,700       39,165,981
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            2,000,000      160,750,000
---------------------------------------------------------------
Comcast Corp.-Class A                6,554,600      276,112,525
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                               2,330,900      105,910,269
---------------------------------------------------------------
Infinity Broadcasting Corp.-Class
  A(a)                               1,274,500       44,049,906
---------------------------------------------------------------
                                                    756,957,431
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-9.33%
General Instrument Corp.(a)          2,822,200      151,869,637
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  250,000       41,718,750
---------------------------------------------------------------
Lucent Technologies Inc.             2,500,000      160,625,000
---------------------------------------------------------------
Motorola, Inc.                       1,100,000      107,181,250
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              1,000,000      115,562,500
---------------------------------------------------------------
Nortel Networks Corp. (Canada)       3,250,000      201,296,875
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      247,700       55,175,175
---------------------------------------------------------------
Tellabs, Inc.(a)                       988,000       62,491,000
---------------------------------------------------------------
                                                    895,920,187
---------------------------------------------------------------
COMPUTERS (HARDWARE)-6.54%
Apple Computer, Inc.(a)              1,000,000       80,125,000
---------------------------------------------------------------
Gateway, Inc.(a)                     3,600,000      237,825,000
---------------------------------------------------------------
International Business Machines
  Corp.                              1,000,000       98,375,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)(b)         2,000,000      211,625,000
---------------------------------------------------------------
                                                    627,950,000
---------------------------------------------------------------
COMPUTERS (NETWORKING)-2.22%
Cisco Systems, Inc.(a)(b)            2,879,800      213,105,200
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-1.66%
EMC Corp.(a)(b)                        900,000       65,700,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                    1,204,400       94,018,475
---------------------------------------------------------------
                                                    159,718,475
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-13.02%
America Online, Inc.(a)(b)           2,000,000      259,375,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  634,800       40,746,225
---------------------------------------------------------------
Citrix Systems, Inc.(a)              1,581,700      101,426,512
---------------------------------------------------------------
Compuware Corp.(a)(b)                  421,400       11,720,187
---------------------------------------------------------------
Intuit, Inc.(a)                      1,198,200       34,897,575
---------------------------------------------------------------
Microsoft Corp.(a)                   4,750,000      439,671,875
---------------------------------------------------------------
Oracle Corp.(a)                        248,600       11,824,037
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)
Rational Software Corp.(a)             528,600   $   22,597,650
---------------------------------------------------------------
Unisys Corp.(a)                      2,977,600       72,206,800
---------------------------------------------------------------
VERITAS Software Corp.(a)(b)         1,250,000      134,843,750
---------------------------------------------------------------
Yahoo! Inc.(a)(b)                      675,000      120,867,188
---------------------------------------------------------------
                                                  1,250,176,799
---------------------------------------------------------------
ELECTRICAL EQUIPMENT-4.42%
General Electric Co.                 1,000,000      135,562,500
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                        506,000       52,592,375
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V. (Netherlands)       948,520       97,294,320
---------------------------------------------------------------
Sanmina Corp.(a)(b)                  1,023,000       92,133,938
---------------------------------------------------------------
Symbol Technologies, Inc.            1,188,000       47,223,000
---------------------------------------------------------------
                                                    424,806,133
---------------------------------------------------------------
ELECTRONICS
  (INSTRUMENTATION)-0.44%
Waters Corp.(a)                        800,000       42,500,000
---------------------------------------------------------------
ELECTRONICS
  (SEMICONDUCTORS)-5.88%
Analog Devices, Inc.(a)              1,300,000       69,062,500
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)       2,500,000       63,906,250
---------------------------------------------------------------
Intel Corp.(b)                         720,000       55,755,000
---------------------------------------------------------------
LSI Logic Corp.(a)                   1,250,000       66,484,375
---------------------------------------------------------------
Texas Instruments, Inc.              1,700,000      152,575,000
---------------------------------------------------------------
Xilinx, Inc.(a)                      2,000,000      157,250,000
---------------------------------------------------------------
                                                    565,033,125
---------------------------------------------------------------
ENTERTAINMENT-1.38%
Time Warner, Inc.                    1,900,000      132,406,250
---------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-4.96%
American Express Co.                   700,000      107,800,000
---------------------------------------------------------------
Fannie Mae                           2,263,900      160,170,925
---------------------------------------------------------------
Freddie Mac                          3,859,600      208,659,625
---------------------------------------------------------------
                                                    476,630,550
---------------------------------------------------------------
HEALTH CARE (DIVERSIFIED)-7.95%
Bristol-Myers Squibb Co.             2,500,000      192,031,250
---------------------------------------------------------------
Johnson & Johnson                    2,785,947      291,827,948
---------------------------------------------------------------
Warner-Lambert Co.                   3,500,000      279,343,750
---------------------------------------------------------------
                                                    763,202,948
---------------------------------------------------------------
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.73%
Pfizer, Inc.                         1,076,200       42,509,900
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.             1,500,000       80,906,250
---------------------------------------------------------------
Schering-Plough Corp.                2,795,700      138,387,150
---------------------------------------------------------------
                                                    261,803,300
---------------------------------------------------------------

                              AIM WEINGARTEN FUND

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (MEDICAL PRODUCTS &
SUPPLIES)-2.44%
Bausch & Lomb, Inc.                    412,200   $   22,258,800
---------------------------------------------------------------
Guidant Corp.                        4,297,100      212,169,313
---------------------------------------------------------------
                                                    234,428,113
---------------------------------------------------------------
INSURANCE (MULTI-LINE)-2.18%
American International Group,
  Inc.                               2,030,500      209,014,594
---------------------------------------------------------------
LODGING-HOTELS-2.05%
Carnival Corp.                       2,318,800      103,186,600
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.         1,762,300       93,512,044
---------------------------------------------------------------
                                                    196,698,644
---------------------------------------------------------------
MANUFACTURING (DIVERSIFIED)-2.50%
Tyco International Ltd.              6,000,000      239,625,000
---------------------------------------------------------------
NATURAL GAS-0.48%
Enron Corp.                          1,150,000       45,928,125
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-4.10%
Home Depot, Inc. (The)               3,275,000      247,262,500
---------------------------------------------------------------
Lowe's Companies, Inc.               2,660,000      146,300,000
---------------------------------------------------------------
                                                    393,562,500
---------------------------------------------------------------
RETAIL (COMPUTERS &
  ELECTRONICS)-2.51%
Best Buy Co., Inc.(a)                1,340,000       74,453,750
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                              1,700,000       72,568,750
---------------------------------------------------------------
Tandy Corp.                          1,500,000       94,406,250
---------------------------------------------------------------
                                                    241,428,750
---------------------------------------------------------------
RETAIL (DISCOUNTERS)-0.15%
Dollar Tree Stores, Inc.(a)            324,600       14,140,388
---------------------------------------------------------------
RETAIL (FOOD CHAINS)-0.42%
Kroger Co. (The)(a)                  1,950,000       40,584,375
---------------------------------------------------------------
RETAIL (GENERAL
  MERCHANDISE)-3.01%
Costco Wholesale Corp.(a)              700,000       56,218,750
---------------------------------------------------------------
Dayton Hudson Corp.                  1,405,300       90,817,513
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL MERCHANDISE)-(CONTINUED)
Wal-Mart Stores, Inc.                2,500,000   $  141,718,750
---------------------------------------------------------------
                                                    288,755,013
---------------------------------------------------------------
RETAIL (SPECIALTY)-0.38%
Tiffany & Co.                          609,000       36,235,500
---------------------------------------------------------------
RETAIL (SPECIALTY-APPAREL)-0.65%
Gap, Inc. (The)                        670,000       24,873,750
---------------------------------------------------------------
Intimate Brands, Inc.(c)               909,100       37,273,100
---------------------------------------------------------------
                                                     62,146,850
---------------------------------------------------------------
SERVICES
  (ADVERTISING/MARKETING)-2.43%
Outdoor Systems, Inc.(a)             5,500,000      233,062,500
---------------------------------------------------------------
SERVICES (DATA PROCESSING)-0.94%
Concord EFS, Inc.(a)                   323,700        8,760,131
---------------------------------------------------------------
First Data Corp.                     1,440,000       65,790,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        477,175       15,269,600
---------------------------------------------------------------
                                                     89,819,731
---------------------------------------------------------------
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.54%
Nextel Communications, Inc.-Class
  A(a)                               1,300,000      112,043,750
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      672,900       35,579,588
---------------------------------------------------------------
                                                    147,623,338
---------------------------------------------------------------
    Total Domestic Common Stocks
      & Other Equity Interests
      (Cost $5,900,438,167)                       9,074,071,244
---------------------------------------------------------------
MONEY MARKET FUNDS-6.05%
STIC Liquid Assets Portfolio(d)    290,412,117      290,412,117
---------------------------------------------------------------
STIC Prime Portfolio(d)            290,412,117      290,412,117
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $580,824,234)                           580,824,234
---------------------------------------------------------------
TOTAL INVESTMENTS-100.56%                         9,654,895,478
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.56%)                                    (54,205,007)
---------------------------------------------------------------
NET ASSETS-100.00%                               $9,600,690,471
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/99 represented 0.39% of the Fund's net assets.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

                           AIM WEINGARTEN FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

ASSETS:
Investments, at market value (cost
  $6,481,262,401)                         $9,654,895,478
--------------------------------------------------------
Receivables for:
  Investments sold                           292,802,227
--------------------------------------------------------
  Capital stock sold                           9,059,459
--------------------------------------------------------
  Dividends and interest                       3,724,856
--------------------------------------------------------
Investment for deferred compensation
  plan                                           132,089
--------------------------------------------------------
Other assets                                     170,438
--------------------------------------------------------
    Total assets                           9,960,784,547
--------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                      200,543,565
--------------------------------------------------------
  Capital stock reacquired                    11,182,096
--------------------------------------------------------
  Deferred compensation                          132,089
--------------------------------------------------------
  Options written (premiums received
    $116,996,621)                            137,381,137
--------------------------------------------------------
Accrued advisory fees                          4,560,939
--------------------------------------------------------
Accrued administrative services fees              33,365
--------------------------------------------------------
Accrued directors' fees                            3,745
--------------------------------------------------------
Accrued distribution fees                      4,061,117
--------------------------------------------------------
Accrued transfer agent fees                    1,100,647
--------------------------------------------------------
Accrued operating expenses                     1,095,376
--------------------------------------------------------
    Total liabilities                        360,094,076
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $9,600,690,471
========================================================
NET ASSETS:
Class A                                   $8,089,739,193
========================================================
Class B                                   $1,291,455,555
========================================================
Class C                                   $  105,419,980
========================================================
Institutional Class                       $  114,075,743
========================================================
CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:
Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                285,748,483
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 47,327,507
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                  3,860,919
========================================================
Institutional Class:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,938,787
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        28.31
--------------------------------------------------------
  Offering price per share:
      (Net asset value of
         $28.31 / 94.50%)                 $        29.96
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        27.29
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        27.30
========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share            $        28.96
========================================================

See Notes to Financial Statements.
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
Dividends (net of $491,673 foreign
  withholding tax)                          $   35,922,859
----------------------------------------------------------
Interest                                        20,631,177
----------------------------------------------------------
    Total investment income                     56,554,036
----------------------------------------------------------

EXPENSES:
Advisory fees                                   54,999,214
----------------------------------------------------------
Administrative services fees                       281,500
----------------------------------------------------------
Custodian fees                                     560,875
----------------------------------------------------------
Directors' fees                                     63,384
----------------------------------------------------------
Distribution fees-Class A                       22,561,363
----------------------------------------------------------
Distribution fees-Class B                       10,382,904
----------------------------------------------------------
Distribution fees-Class C                          593,913
----------------------------------------------------------
Transfer agent fees-Class A                      8,377,262
----------------------------------------------------------
Transfer agent fees-Class B                      2,106,122
----------------------------------------------------------
Transfer agent fees-Class C                        144,793
----------------------------------------------------------
Transfer agent fees-Institutional Class             11,831
----------------------------------------------------------
Other                                            2,155,285
----------------------------------------------------------
    Total expenses                             102,238,446
----------------------------------------------------------
Less: Fees waived by advisor                    (4,288,405)
----------------------------------------------------------
    Expenses paid indirectly                      (164,622)
----------------------------------------------------------
    Net expenses                                97,785,419
----------------------------------------------------------
Net investment income (loss)                   (41,231,383)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:
Net realized gain (loss) from:
  Investment securities                      1,362,280,575
----------------------------------------------------------
  Foreign currencies                            (5,296,267)
----------------------------------------------------------
  Futures contracts                             10,089,965
----------------------------------------------------------
  Option contracts purchased                    (4,655,890)
----------------------------------------------------------
  Option contracts written                    (109,805,107)
----------------------------------------------------------
                                             1,252,613,276
----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                      1,465,393,764
----------------------------------------------------------
  Foreign currencies                                25,402
----------------------------------------------------------
  Futures contracts                             (6,756,866)
----------------------------------------------------------
  Option contracts purchased                    (3,182,585)
----------------------------------------------------------
  Option contracts written                     (27,511,086)
----------------------------------------------------------
                                             1,427,968,629
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                2,680,581,905
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $2,639,350,522
==========================================================

                              AIM WEINGARTEN FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:
  Net investment income (loss)                                $  (41,231,383)   $       89,216
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                   1,252,613,276       514,276,104
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                  1,427,968,629       255,708,695
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations    2,639,350,522       770,074,015
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (3,691,627)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (343,112)               --
----------------------------------------------------------------------------------------------
Distribution in excess of net investment income:
  Class A                                                           (377,640)
----------------------------------------------------------------------------------------------
  Institutional Class                                                 (5,008)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (404,965,108)     (864,947,763)
----------------------------------------------------------------------------------------------
  Class B                                                        (49,731,739)      (76,736,323)
----------------------------------------------------------------------------------------------
  Class C                                                         (1,700,816)         (626,936)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (4,837,664)       (9,231,714)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         95,538,920       442,079,076
----------------------------------------------------------------------------------------------
  Class B                                                        347,953,526       240,674,117
----------------------------------------------------------------------------------------------
  Class C                                                         70,937,422        21,194,188
----------------------------------------------------------------------------------------------
  Institutional Class                                             16,644,022        12,302,794
----------------------------------------------------------------------------------------------
       Net increase in net assets                              2,704,771,698       534,781,454
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          6,895,918,773     6,361,137,319
----------------------------------------------------------------------------------------------
  End of period                                               $9,600,690,471    $6,895,918,773
==============================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $5,279,351,381    $4,682,377,491
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (317,554)        4,034,739
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                  1,168,419,727       484,238,255
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   3,153,236,917     1,725,268,288
----------------------------------------------------------------------------------------------
                                                              $9,600,690,471    $6,895,918,773
==============================================================================================

See Notes to Financial Statements.
                            AIM WEINGARTEN FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital primarily by investing in common stocks of seasoned and better-capitalized companies.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $41,296,477, undistributed net realized gains decreased by $107,196,477 and paid-in capital increased by $65,900,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a

                              AIM WEINGARTEN FUND
   foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has contractually agreed to waive a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $4,288,405. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $281,500 for such services.

                            AIM WEINGARTEN FUND

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $5,776,859 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $22,561,363, $10,382,904 and $593,913, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,209,013 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $156,642 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $20,003 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $102,746 and $61,876, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $164,622 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $10,278,536,302 and $10,386,655,927, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $3,184,683,541
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (14,585,229)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $3,170,098,312
==========================================================
Cost of investments for tax purposes is $6,484,797,166.

                              AIM WEINGARTEN FUND

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------   -------------
Beginning of period                                             76,233    $  44,508,416
---------------------------------------------------------------------------------------
Written                                                        341,015      393,780,650
---------------------------------------------------------------------------------------
Closed                                                        (271,232)    (293,502,772)
---------------------------------------------------------------------------------------
Exercised                                                      (46,212)      (3,522,927)
---------------------------------------------------------------------------------------
Expired                                                         (7,902)     (24,266,746)
---------------------------------------------------------------------------------------
End of period                                                   91,902    $ 116,996,621
=======================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                       OCTOBER 31,      UNREALIZED
                                        CONTRACT   STRIKE   NUMBER OF     PREMIUMS         1999        APPRECIATION
                ISSUE                    MONTH     PRICE    CONTRACTS     RECEIVED     MARKET VALUE   (DEPRECIATION)
--------------------------------------  --------   ------   ---------   ------------   ------------   --------------
America Online, Inc.                     Apr-00     $120     20,000     $ 44,712,107   $51,500,000     $ (6,787,893)
--------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                      Jan-00       70     28,798       22,892,140    24,118,325       (1,226,185)
--------------------------------------------------------------------------------------------------------------------
Compuware Corp.                          Jan-00       30      4,214        1,409,536     1,211,525          198,011
--------------------------------------------------------------------------------------------------------------------
EMC Corp.                                Apr-00       70      9,000        8,164,527    11,306,250       (3,141,723)
--------------------------------------------------------------------------------------------------------------------
Intel Corp.                              Apr-00       75      7,200        6,278,190     7,875,000       (1,596,810)
--------------------------------------------------------------------------------------------------------------------
Sanmina Corp.                            Jan-00       85      6,230        5,665,996     7,281,312       (1,615,316)
--------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.                   Apr-00       90      5,609        7,835,511    13,636,881       (5,801,370)
--------------------------------------------------------------------------------------------------------------------
VERITAS Software Corp.                   Dec-99       95      7,530        6,471,819    13,083,375       (6,611,556)
--------------------------------------------------------------------------------------------------------------------
Yahoo! Inc.                              Jan-00      175      3,321       13,566,795     7,368,469        6,198,326
--------------------------------------------------------------------------------------------------------------------
                                                             91,902     $116,996,621   137,381,137      (20,384,516)
====================================================================================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                    1999                            1998
                                                        -----------------------------   -----------------------------
                                                          SHARES          AMOUNT          SHARES          AMOUNT
                                                        -----------   ---------------   -----------   ---------------
Sold:
  Class A                                                38,697,927   $   994,480,979    62,788,326   $ 1,368,867,407
---------------------------------------------------------------------------------------------------------------------
  Class B                                                17,982,789       456,125,945    12,056,594       257,385,548
---------------------------------------------------------------------------------------------------------------------
  Class C                                                 3,622,407        92,753,207     1,204,025        25,772,311
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       826,477        21,885,030       593,328        13,533,791
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                16,540,521       383,078,048    41,795,514       813,441,370
---------------------------------------------------------------------------------------------------------------------
  Class B                                                 2,102,927        47,274,883     3,831,332        73,061,374
---------------------------------------------------------------------------------------------------------------------
  Class C                                                    71,213         1,602,275        31,251           600,022
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       217,868         5,146,039       456,144         9,035,386
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                               (50,133,647)   (1,282,020,107)  (79,734,776)   (1,740,229,701)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                (6,174,366)     (155,447,302)   (4,228,997)      (89,772,805)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                  (926,007)      (23,418,060)     (246,074)       (5,178,145)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      (391,478)      (10,387,047)     (458,838)      (10,266,383)
---------------------------------------------------------------------------------------------------------------------
                                                         22,436,631   $   531,073,890    38,087,829   $   716,250,175
=====================================================================================================================

                            AIM WEINGARTEN FUND

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1999.

                                    1999        1998        1997        1996        1995
                                  --------     -------    --------    --------    --------
Net asset value, beginning of
period                            $  22.18     $ 23.05    $  20.46    $  20.48    $  17.94
--------------------------------  --------     -------    --------    --------    --------
Income from investment
  operations:
  Net investment income               0.02        0.10        0.08        0.17        0.10
--------------------------------  --------     -------    --------    --------    --------
  Net gains on securities (both
    realized and unrealized)          8.32        2.43        4.90        2.52        4.35
--------------------------------  --------     -------    --------    --------    --------
    Total from investment
     operations                       8.34        2.53        4.98        2.69        4.45
--------------------------------  --------     -------    --------    --------    --------
Less distributions:
  Dividends from net investment
    income                           (0.10)         --       (0.15)         --       (0.13)
--------------------------------  --------     -------    --------    --------    --------
  Distributions from net
    realized gains                   (1.46)      (3.40)      (2.24)      (2.71)      (1.78)
--------------------------------  --------     -------    --------    --------    --------
    Total distributions              (1.56)      (3.40)      (2.39)      (2.71)      (1.91)
--------------------------------  --------     -------    --------    --------    --------
Net asset value, end of period    $  28.96     $ 22.18    $  23.05    $  20.46    $  20.48
================================  ========     =======    ========    ========    ========
Total return                         39.20%      12.79%      27.37%      15.34%      28.69%
================================  ========     =======    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $114,076     $72,884    $ 62,124    $ 60,483    $ 54,332
================================  ========     =======    ========    ========    ========
Ratio of expenses to average net
  assets(a)                           0.63%(b)    0.62%       0.64%       0.65%       0.70%
================================  ========     =======    ========    ========    ========
Ratio of net investment income
  to average net assets(c)            0.02%(b)    0.49%       0.50%       0.80%       0.45%
================================  ========     =======    ========    ========    ========
Portfolio turnover rate                124%        125%        128%        159%        139%
================================  ========     =======    ========    ========    ========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.68%, 0.67%, 0.68%, 0.68% and 0.72% for 1998-1995.

(b) Ratios are based on average net assets of $99,738,345.

(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were (0.03)%, 0.44%, 0.46%, 0.77% and 0.43% for 1998-1995.


                              AIM WEINGARTEN FUND
                                      FS-33